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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-7736


                               Janus Aspen Series
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 12/31


Date of reporting period: 12/31/04

Item 1 - Reports to Shareholders
---------------------------------

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Balanced Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................   2
Statement of Assets and Liabilities ........................................  10
Statement of Operations ....................................................  11
Statements of Changes in Net Assets ........................................  12
Financial Highlights .......................................................  13
Notes to Schedule of Investments ...........................................  14
Notes to Financial Statements ..............................................  15
Report of Independent Registered Public Accounting Firm ....................  22
Additional Information .....................................................  23
Explanations of Charts, Tables and Financial Statements ....................  24
Designation Requirements ...................................................  26
Trustees and Officers ......................................................  27

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Balanced Portfolio (unaudited)

                                                               [PHOTO]
                                                               Karen Reidy
                                                               portfolio manager

================================================================================
Portfolio Strategy

This diversified portfolio seeks long-term capital growth balanced by income by investing in securities selected primarily for their growth and income potential.
================================================================================

Performance Overview

During the 12 months ended December 31, 2004, the equity markets advanced as investors gained more confidence in the economic expansion. Yet while profit news was generally positive, the market was alternately pressured by soaring energy prices, rising short-term interest rates, uncertainty over the conflict in Iraq and the threat of terrorism. Much of the negative sentiment dissipated following the re-election of President Bush and stocks staged an impressive year-end rally. Beyond the volatile short-term swings, conditions offered opportunities for investors who could effectively identify companies capitalizing on the improving economic backdrop.

Janus Aspen Balanced Portfolio gained in this environment, with its Institutional Shares returning 8.53% and its Service Shares returning 8.29% for the 12-month period. This compared to a 7.87% gain for the internally calculated Balanced Index. The Balanced Index is composed of 55% of the S&P 500(R) Index and 45% of the Lehman Brothers Government/Credit Index, which returned 10.88% and 4.19%, respectively.

We benefited from a slightly overweight stake, relative to the S&P 500(R) Index, in the healthcare services group as health insurers rallied following the election. Additionally, a sizeable weighting in the lodging sector paid off as the improving economy bolstered outlooks throughout the group. Performance was also aided by stock selection within the retailing and transportation areas, where many of our holdings well outpaced the broader market. Conversely, the Portfolio's relative performance was hindered by a modestly overweight position in technology and hardware equipment stocks, which struggled amid news of sluggish corporate sales expectations. While I reduced our technology weighting over the period, these efforts didn't fully insulate the portfolio from the end-market challenges. Additionally, while we added to our energy holdings, we remained underweight in this area, which limited our ability to capitalize on booming sector performance.

Strategy in this Environment

As my confidence in the economic expansion grew, I added incremental exposure to stocks that I felt offered more growth and cyclical upside. At the same time, I maintained a core of disciplined, stable-growing companies that I felt offered predictable returns. In selecting investments, I continue to focus on what I believe are attractively valued corporations that combine unique strategic capabilities, market leadership and exceptional cash-flow driven focus.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                    December 31, 2004        December 31, 2003
Roche Holding A.G.                         2.5%                       1.8%
Marriott International, Inc.- Class A      2.4%                       1.6%
Aetna, Inc.                                2.2%                       0.8%
General Electric Co.                       2.2%                       1.0%
Time Warner, Inc.                          2.2%                       1.9%
Tyco International, Ltd.
 (New York Shares)                         2.1%                       2.5%
Exxon Mobil Corp.                          2.0%                       1.2%
Texas Instruments, Inc.                    2.0%                       1.2%
JPMorgan Chase & Co.                       2.0%                        --
Motorola, Inc.                             1.7%                        --

Portfolio Composition

As of December 31, 2004, 62.4% of the Portfolio's total net assets were invested in equities and 34.8% were invested in fixed-income securities. The allocation reflects the individual opportunities I have identified in the stock market as well as my concerns over the impact of potential interest rate increases on fixed-income investments. While our equity holdings represent a larger portion of Portfolio assets, and consequently have a greater impact on overall results, our fixed-income investments also aided returns.

Viewed by itself, the fixed-income portion of the Portfolio outpaced its benchmark, the Lehman Brothers Government/Credit Index. The fixed-income outperformance resulted from investment-grade credit selection and a reasonable allocation to hand-picked high-yield bonds that fared well. Finally, the top 10 equity holdings accounted for 21.3% of the Portfolio's total net assets while cash represented 2.8% of the Portfolio.


                                      Janus Aspen Series   December 31, 2004   2

Janus Aspen Balanced Portfolio (unaudited)

Strong Performers Included Industrial Conglomerate and Hotel Stocks

One of our largest holdings, diversified products company Tyco International, continues to report impressive financial results, and was therefore one of the Portfolio's top contributors during the period. Under the guidance of a new management team, Tyco has put its past legal troubles behind it and has refocused on reducing its debt and growing its businesses in strategic, disciplined ways.

Lodging stocks also enjoyed excellent returns in 2004 due to the resurgence in business travel and tourism. On top of the industry's solid fundamentals, the dollar's decline against other currencies has bolstered the performance of Marriott International and Starwood Hotels & Resorts, which owns the popular Sheraton, Westin, and W hotel lines. Both Marriott and Starwood have a large presence on the U.S. coasts, which are frequently the destinations of choice for foreign travelers. Looking to take advantage of the dollar's weakness, these visitors drove revenue growth for our lodging names throughout the fourth quarter by lengthening their stays, upgrading their rooms, and generally spending more freely than they might have had the dollar been stronger.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                            Janus Aspen           S&P 500(R)
                                         Balanced Portfolio         Index
                                         ------------------       ----------
Diversified Operations                           8.1%                5.9%
Finance - Investment Bankers/Brokers             7.5%                5.4%
Oil Companies - Integrated                       4.5%                4.8%
Hotels and Motels                                4.0%                0.3%
Medical - Drugs                                  3.5%                5.1%

Select Networking, Semiconductor and Drug Companies Were Weak Performers

Our returns were hurt by our stake in network equipment maker Cisco Systems, which has struggled against concerns over its rising inventories and declining orders backlog. While I remain confident in Cisco's long-term competitive position, I felt its risk-reward profile was less attractive at its current share price. Consequently, I have reduced our weighting in the stock.

Other detractors included semiconductor manufacturers Texas Instruments and Intel, which suffered when a summer slowdown in semiconductor demand raised questions over industry growth assumptions. Nonetheless, I remain confident in the improving financial returns for both companies and maintained my investments.

Two large disappointments from within the pharmaceutical arena were Merck & Co. and Pfizer. I had taken a starter position in Merck based on attractive valuation when the Vioxx news hit. The stock was then immediately sold due to litigation risk. At the time, I believed the market share in Vioxx would accrue to Pfizer. After more analysis, our research determined that Vioxx's heightened cardiovascular risk could indeed be a "class effect," (meaning it would be present in all Cox-2 drugs), and thus could impact Pfizer's prominent drug, Celebrex. Pfizer was immediately sold from the Portfolio at a small loss. It's important to note that while this was detrimental to our return, we sold our Pfizer holdings before allegations regarding Celebrex's safety surfaced in December - charges that sank Pfizer's stock even further.

Investment Strategy and Outlook

Going forward, I remain committed to grassroots research and disciplined financial analysis. I continue to apply these efforts to identifying reasonably valued investments backed by core competitive advantages, disciplined management teams and improving financial results. In particular, my focus is on companies that I believe offer improving top-line revenue growth potential, which will be particularly important as earnings growth stabilizes with a maturing economic recovery.

Thank you for your investment in Janus Aspen Balanced Portfolio.


3  Janus Aspen Series   December 31, 2004

(unaudited)

Performance
================================================================================

Initial Investment of $10,000

[MOUNTAIN CHART OMITTED]

                  Janus Aspen
                    Balanced
                  Portfolio -         S&P         Lehman Brothers
                 Institutional       500(R)         Government/        Balanced
                     Shares          Index          Credit Index        Index
                    -------         -------           -------          -------
 9/13/1993*         $10,000         $10,000           $10,000          $ 10,000
 9/30/1993          $10,440         $ 9,943           $ 9,931          $  9,938
10/31/1993          $10,770         $10,148           $ 9,972          $ 10,069
11/30/1993          $10,640         $10,052           $ 9,859          $  9,965
12/31/1993          $10,720         $10,173           $ 9,902          $ 10,051
 1/31/1994          $11,083         $10,519           $10,051          $ 10,309
 2/28/1994          $11,093         $10,234           $ 9,833          $ 10,053
 3/31/1994          $10,942         $ 9,787           $ 9,592          $  9,700
 4/30/1994          $11,002         $ 9,913           $ 9,513          $  9,733
 5/31/1994          $10,982         $10,076           $ 9,495          $  9,814
 6/30/1994          $10,841         $ 9,829           $ 9,473          $  9,669
 7/31/1994          $10,962         $10,151           $ 9,662          $  9,931
 8/31/1994          $11,174         $10,568           $ 9,666          $ 10,162
 9/30/1994          $10,922         $10,309           $ 9,520          $  9,954
10/31/1994          $10,952         $10,541           $ 9,509          $ 10,077
11/30/1994          $10,831         $10,157           $ 9,492          $  9,858
12/31/1994          $10,811         $10,308           $ 9,555          $  9,969
 1/31/1995          $11,004         $10,575           $ 9,738          $ 10,198
 2/28/1995          $11,248         $10,987           $ 9,964          $ 10,527
 3/31/1995          $11,441         $11,311           $10,031          $ 10,735
 4/30/1995          $11,472         $11,644           $10,171          $ 10,981
 5/31/1995          $11,817         $12,110           $10,597          $ 11,429
 6/30/1995          $12,092         $12,391           $10,682          $ 11,622
 7/31/1995          $12,401         $12,802           $10,641          $ 11,829
 8/31/1995          $12,462         $12,834           $10,777          $ 11,908
 9/30/1995          $12,668         $13,376           $10,886          $ 12,255
10/31/1995          $12,750         $13,328           $11,046          $ 12,301
11/30/1995          $13,181         $13,913           $11,228          $ 12,705
12/31/1995          $13,490         $14,181           $11,393          $ 12,927
 1/31/1996          $13,770         $14,664           $11,464          $ 13,224
 2/29/1996          $13,884         $14,800           $11,221          $ 13,189
 3/31/1996          $14,029         $14,942           $11,127          $ 13,225
 4/30/1996          $14,101         $15,162           $11,051          $ 13,312
 5/31/1996          $14,308         $15,553           $11,032          $ 13,519
 6/30/1996          $14,371         $15,613           $11,179          $ 13,618
 7/31/1996          $14,214         $14,923           $11,205          $ 13,250
 8/31/1996          $14,665         $15,238           $11,178          $ 13,411
 9/30/1996          $15,169         $16,095           $11,376          $ 13,972
10/31/1996          $15,243         $16,539           $11,642          $ 14,335
11/30/1996          $15,726         $17,789           $11,856          $ 15,120
12/31/1996          $15,674         $17,437           $11,724          $ 14,866
 1/31/1997          $16,162         $18,526           $11,738          $ 15,472
 2/28/1997          $16,406         $18,672           $11,763          $ 15,563
 3/31/1997          $15,971         $17,905           $11,623          $ 15,078
 4/30/1997          $16,321         $18,973           $11,793          $ 15,742
 5/31/1997          $16,989         $20,128           $11,903          $ 16,427
 6/30/1997          $17,605         $21,030           $12,046          $ 16,987
 7/31/1997          $18,181         $22,703           $12,414          $ 18,073
 8/31/1997          $17,822         $21,432           $12,275          $ 17,311
 9/30/1997          $18,713         $22,605           $12,468          $ 18,044
10/31/1997          $18,821         $21,850           $12,668          $ 17,718
11/30/1997          $18,843         $22,862           $12,734          $ 18,305
12/31/1997          $19,138         $23,254           $12,868          $ 18,581
 1/31/1998          $19,565         $23,512           $13,050          $ 18,804
 2/28/1998          $20,770         $25,207           $13,023          $ 19,724
 3/31/1998          $21,263         $26,498           $13,063          $ 20,453
 4/30/1998          $21,734         $26,765           $13,129          $ 20,629
 5/31/1998          $21,328         $26,305           $13,270          $ 20,439
 6/30/1998          $22,477         $27,373           $13,405          $ 21,088
 7/31/1998          $22,669         $27,082           $13,416          $ 20,932
 8/31/1998          $19,970         $23,166           $13,678          $ 18,897
 9/30/1998          $21,359         $24,651           $14,069          $ 19,889
10/31/1998          $22,003         $26,656           $13,969          $ 20,947
11/30/1998          $23,166         $28,271           $14,053          $ 21,873
12/31/1998          $25,699         $29,900           $14,087          $ 22,784
 1/31/1999          $27,264         $31,151           $14,187          $ 23,517
 2/28/1999          $26,133         $30,182           $13,850          $ 22,833
 3/31/1999          $27,857         $31,390           $13,919          $ 23,528
 4/30/1999          $28,520         $32,606           $13,953          $ 24,212
 5/31/1999          $27,857         $31,836           $13,809          $ 23,724
 6/30/1999          $28,799         $33,602           $13,766          $ 24,676
 7/31/1999          $28,418         $32,553           $13,728          $ 24,082
 8/31/1999          $27,910         $32,392           $13,717          $ 23,988
 9/30/1999          $28,003         $31,504           $13,841          $ 23,556
10/31/1999          $29,607         $33,498           $13,877          $ 24,668
11/30/1999          $30,231         $34,179           $13,869          $ 25,039
12/31/1999          $32,575         $36,192           $13,785          $ 26,109
 1/31/2000          $32,108         $34,373           $13,781          $ 25,107
 2/29/2000          $33,193         $33,723           $13,954          $ 24,827
 3/31/2000          $33,847         $37,022           $14,155          $ 26,732
 4/30/2000          $32,598         $35,908           $14,086          $ 26,088
 5/31/2000          $31,630         $35,171           $14,073          $ 25,677
 6/30/2000          $32,808         $36,038           $14,361          $ 26,283
 7/31/2000          $32,381         $35,475           $14,513          $ 26,042
 8/31/2000          $33,550         $37,678           $14,718          $ 27,346
 9/30/2000          $32,628         $35,689           $14,773          $ 26,277
10/31/2000          $32,290         $35,538           $14,866          $ 26,236
11/30/2000          $31,135         $32,737           $15,120          $ 24,809
12/31/2000          $31,834         $32,897           $15,418          $ 25,031
 1/31/2001          $32,293         $34,064           $15,677          $ 25,790
 2/28/2001          $31,009         $30,958           $15,839          $ 24,154
03/31/2001          $30,066         $28,997           $15,911          $ 23,108
 4/30/2001          $31,088         $31,250           $15,792          $ 24,294
 5/31/2001          $31,088         $31,459           $15,883          $ 24,450
06/30/2001          $30,747         $30,694           $15,959          $ 24,063
 7/31/2001          $30,681         $30,392           $16,357          $ 24,076
 8/31/2001          $30,084         $28,489           $16,567          $ 23,124
 9/30/2001          $28,943         $26,188           $16,719          $ 21,927
10/31/2001          $29,593         $26,688           $17,143          $ 22,393
11/30/2001          $30,230         $28,735           $16,862          $ 23,392
12/31/2001          $30,349         $28,987           $16,729          $ 23,471
01/31/2002          $30,094         $28,564           $16,852          $ 23,293
02/28/2002          $30,296         $28,013           $16,995          $ 23,055
03/31/2002          $30,645         $29,066           $16,650          $ 23,479
04/30/2002          $30,323         $27,304           $16,973          $ 22,655
05/31/2002          $30,336         $27,103           $17,130          $ 22,615
06/30/2002          $29,382         $25,172           $17,275          $ 21,619
07/31/2002          $28,525         $23,211           $17,483          $ 20,633
 8/31/2002          $28,716         $23,363           $17,875          $ 20,893
 9/30/2002          $27,791         $20,823           $18,260          $ 19,670
10/31/2002          $28,484         $22,656           $18,085          $ 20,599
11/30/2002          $28,838         $23,990           $18,096          $ 21,338
12/31/2002          $28,394         $22,581           $18,575          $ 20,778
 1/31/2003          $27,994         $21,989           $18,575          $ 20,453
 2/28/2003          $27,952         $21,659           $18,906          $ 20,420
03/31/2003          $28,159         $21,869           $18,881          $ 20,525
 4/30/2003          $29,304         $23,671           $19,083          $ 21,606
 5/31/2003          $30,159         $24,918           $19,625          $ 22,536
06/30/2003          $30,179         $25,236           $19,547          $ 22,676
07/31/2003          $29,858         $25,681           $18,727          $ 22,552
 8/31/2003          $30,333         $26,181           $18,851          $ 22,883
09/30/2003          $30,305         $25,903           $19,448          $ 22,998
10/31/2003          $31,198         $27,369           $19,202          $ 23,694
11/30/2003          $31,575         $27,610           $19,253          $ 23,849
12/31/2003          $32,383         $29,058           $19,443          $ 24,731
 1/31/2004          $32,566         $29,591           $19,619          $ 25,104
 2/29/2004          $32,932         $30,002           $19,859          $ 25,438
 3/31/2004          $32,960         $29,550           $20,041          $ 25,271
 4/30/2004          $32,214         $29,086           $19,426          $ 24,739
 5/31/2004          $32,510         $29,485           $19,327          $ 24,914
 6/30/2004          $32,993         $30,058           $19,406          $ 25,265
 7/31/2004          $32,382         $29,063           $19,611          $ 24,810
 8/31/2004          $32,610         $29,181           $20,026          $ 25,061
 9/30/2004          $33,050         $29,497           $20,096          $ 25,267
10/31/2004          $33,377         $29,948           $20,270          $ 25,593
11/30/2004          $34,172         $31,159           $20,045          $ 26,158
12/31/2004          $35,144         $32,220           $20,258          $ 26,837

Average Annual Total Return - for the periods ended December 31, 2004

                                    One         Five        Ten          Since
                                    Year        Year        Year      Inception*
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
- Institutional Shares              8.53%       1.53%       12.51%      11.77%
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
- Service Shares                    8.29%       1.51%       12.45%      11.70%
--------------------------------------------------------------------------------
S&P 500(R) Index                   10.88%      (2.30)%      12.07%      10.91%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                        4.19%       8.00%        7.80%       6.45%
--------------------------------------------------------------------------------
Balanced Index                      7.87%       2.34%       10.15%       8.90%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional
Shares based on total returns for
Variable Annuity Balanced Funds    40/87       36/57         1/26        1/20
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - September 13, 1993

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value   Ending Account Value       Expenses Paid During Period
Expense Example - Institutional Shares             (7/1/04)               (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00               $1,065.20                      $    2.91
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00               $1,022.32                      $    2.85
------------------------------------------------------------------------------------------------------------------------------------

                                            Beginning Account Value   Ending Account Value       Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)              (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00               $1,063.90                      $    4.20
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00               $1,021.06                      $    4.12
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.56% for Institutional Shares and 0.81% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the portfolio and selling of bonds within the portfolio by the portfolio manager.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Balanced Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Common Stock - 62.4%
Aerospace and Defense - 1.1%
        555,169  Lockheed Martin Corp.# .........................$   30,839,638
Applications Software - 0.4%
        482,320  Microsoft Corp.   12,882,767
Audio and Video Products - 0%
            168  Harman International Industries, Inc. ..........        21,336
Automotive - Cars and Light Trucks - 0.3%
        199,403  BMW A.G.** .....................................     8,984,921
Automotive - Truck Parts and Equipment - Original - 1.1%
        533,433  Lear Corp.# ....................................    32,544,747
Beverages - Non-Alcoholic - 0.8%
        442,344  PepsiCo, Inc. ..................................    23,090,357
Brewery - 0.8%
        463,185  Anheuser-Busch Companies, Inc. .................    23,497,375
Chemicals - Specialty - 1.1%
        198,429  Syngenta A.G.* .................................    21,080,137
        530,969  Syngenta A.G. (ADR)*,# .........................    11,336,188
                                                                     32,416,325
Computers - 1.6%
        468,468  IBM Corp.# .....................................    46,181,575
Computers - Peripheral Equipment - 0.5%
        167,977  Lexmark International Group, Inc. - Class A*,# .    14,278,045
Cosmetics and Toiletries - 1.3%
        666,750  Procter & Gamble Co. ...........................    36,724,590
Data Processing and Management - 0.8%
        524,638  Automatic Data Processing, Inc. ................    23,267,695
Diversified Operations - 6.5%
        321,932  3M Co.# ........................................    26,420,959
      1,733,478  General Electric Co. ...........................    63,271,948
        987,796  Honeywell International, Inc. ..................    34,977,856
      1,726,676  Tyco International, Ltd. (New York Shares)# ....    61,711,400
                                                                    186,382,163
E-Commerce/Services - 1.3%
         98,846  eBay, Inc.* ....................................    11,493,813
        934,923  IAC/InterActiveCorp*,# .........................    25,822,573
                                                                     37,316,386
Electric Products - Miscellaneous - 0.5%
         36,472  Samsung Electronics Company, Ltd.** ............    15,871,944
Electronic Components - Semiconductors - 2.0%
      2,326,910  Texas Instruments, Inc. ........................    57,288,525
Entertainment Software - 0.4%
        194,188  Electronic Arts, Inc.* .........................    11,977,516
Finance - Credit Card - 0.5%
        262,386  American Express Co.# ..........................    14,790,699
Finance - Investment Bankers/Brokers - 6.6%
        145,726  Bear Stearns Companies, Inc.# ..................    14,909,227
        702,764  Citigroup, Inc. ................................    33,859,169
        150,963  Goldman Sachs Group, Inc. ......................    15,706,191
      1,466,781  JPMorgan Chase & Co. ...........................    57,219,126
        239,764  Lehman Brothers Holdings, Inc.# ................    20,974,555
        777,175  Merrill Lynch & Company, Inc. ..................    46,451,749
                                                                    189,120,017
Finance - Mortgage Loan Banker - 2.1%
        495,043  Countrywide Financial Corp.# ...................    18,321,541
        592,350  Freddie Mac ....................................    43,656,195
                                                                     61,977,736
Financial Guarantee Insurance - 0.2%
        102,295  MGIC Investment Corp.# .........................     7,049,148
Food - Dairy Products - 0.1%
         84,128  Dean Foods Co.*,# ..............................     2,772,018
Food - Wholesale/Distribution - 0.3%
        192,522  Sysco Corp.# ...................................     7,348,565
Hotels and Motels - 3.9%
      1,137,317  Marriott International, Inc. - Class A# ........    71,628,225
        726,670  Starwood Hotels & Resorts Worldwide, Inc.# .....    42,437,528
                                                                    114,065,753
Medical - Biomedical and Genetic - 0.4%
        490,781  Celgene Corp.* .................................    13,020,420
Medical - Drugs - 3.5%
        124,477  Novartis A.G. ..................................     6,272,564
        633,121  Roche Holding A.G. .............................    72,883,245
        286,009  Sanofi-Aventis** ...............................    22,858,938
                                                                    102,014,747
Medical - HMO - 2.8%
        520,087  Aetna, Inc. ....................................    64,880,853
        190,167  UnitedHealth Group, Inc. .......................    16,740,401
                                                                     81,621,254
Multimedia - 2.2%
      3,237,383  Time Warner, Inc.* .............................    62,934,726
Networking Products - 0.6%
        933,789  Cisco Systems, Inc.* ...........................    18,022,128
Oil Companies - Integrated - 4.3%
        494,410  BP PLC (ADR)** .................................    28,873,544
      1,135,848  Exxon Mobil Corp. ..............................    58,223,568
        356,586  Suncor Energy, Inc. ............................    12,618,826
        113,334  Total S.A. - Class B** .........................    24,755,695
                                                                    124,471,633
Pharmacy Services - 0.6%
        431,605  Caremark Rx, Inc.* .............................    17,018,185
Reinsurance - 1.1%
         10,946  Berkshire Hathaway, Inc. - Class B*,# ..........    32,137,456
Retail - Building Products - 0.6%
        396,484  Home Depot, Inc.# ..............................    16,945,726
Retail - Consumer Electronics - 1.1%
        550,806  Best Buy Company, Inc.# ........................    32,728,893
Retail - Discount - 1.0%
        548,496  Target Corp. ...................................    28,483,397
Retail - Major Department Stores - 0.3%
        346,266  May Department Stores Co.# .....................    10,180,220
Retail - Regional Department Stores - 0.3%
        156,340  Federated Department Stores, Inc. ..............     9,034,889
Retail - Restaurants - 0.9%
        583,898  Yum! Brands, Inc.# .............................    27,548,308
Semiconductor Components/Integrated Circuits - 0.4%
        157,127  Linear Technology Corp.# .......................     6,090,242
        134,287  Maxim Integrated Products, Inc. ................     5,692,426
                                                                     11,782,668


See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Soap and Cleaning Preparations - 1.2%
      1,169,970  Reckitt Benckiser PLC** ........................$   35,355,606
Super-Regional Banks - 0.8%
        466,910  Bank of America Corp. ..........................    21,940,101
Telecommunication Equipment - Fiber Optics - 0.2%
        575,725  Corning, Inc.*,# ...............................     6,776,283
Transportation - Railroad - 1.6%
        779,882  Canadian National Railway Co.
                   (New York Shares) ............................    47,767,773
Transportation - Services - 1.1%
        120,629  FedEx Corp. ....................................    11,880,750
        246,250  United Parcel Service, Inc. - Class B# .........    21,044,525
                                                                     32,925,275
Web Portals/Internet Service Providers - 1.5%
      1,134,246  Yahoo!, Inc.* ..................................    42,738,389
Wireless Equipment - 1.7%
      2,821,703  Motorola, Inc. .................................    48,533,292
-------------------------------------------------------------------------------
Total Common Stock (cost $1,471,561,691) .........................1,814,671,210
-------------------------------------------------------------------------------
Corporate Bonds - 19.6%
Aerospace and Defense - 0.2%
     $5,475,000  Lockheed Martin Corp., 7.65%
                   company guaranteed notes, due 5/1/16 .........     6,708,151
Audio and Video Products - 0%
          5,000  Harman International Industries, Inc., 7.125%
                   senior notes, due 2/15/07 ....................         5,309
Automotive - Truck Parts and Equipment - Original - 0.4%
                 Lear Corp.:
      7,810,000    7.96%, company guaranteed notes
                   due 5/15/05 ..................................     7,934,718
      4,825,000    5.75%, company guaranteed notes
                   due 8/1/14 (144A) ............................     4,870,717
                                                                     12,805,435
Beverages - Non-Alcoholic - 0.4%
                 Coca-Cola Enterprises, Inc.:
      4,865,000    5.375%, notes, due 8/15/06 ...................     5,019,074
      3,360,000    4.375%, notes, due 9/15/09 ...................     3,410,370
      3,465,000    6.125%, notes, due 8/15/11 ...................     3,815,433
                                                                     12,244,877
Brewery - 1.7%
                 Anheuser-Busch Companies, Inc.:
      5,255,000    5.65%, notes, due 9/15/08 ....................     5,571,393
      7,685,000    5.75%, notes, due 4/1/10 .....................     8,249,471
      5,179,000    6.00%, senior notes, due 4/15/11 .............     5,649,388
      4,975,000    7.55%, debentures, due 10/1/30 ...............     6,377,950
      2,715,000    6.80%, debentures, due 1/15/31 ...............     3,213,010
                 Miller Brewing Co.:
      8,335,000    4.25%, notes, due 8/15/08 (144A) .............     8,410,782
     10,790,000    5.50%, notes, due 8/15/13 (144A) .............    11,278,203
                                                                     48,750,197
Cable Television - 1.0%
                 Comcast Cable Communications, Inc.:
      6,535,000    6.75%, senior notes, due 1/30/11 .............     7,338,694
      2,030,000    6.50%, company guaranteed notes
                   due 1/15/15 ..................................     2,256,467
      7,550,000    Echostar DBS Corp., 5.75%
                   senior notes, due 10/1/08 ....................     7,644,375
                 TCI Communications, Inc.:
      7,024,000    6.875%, senior notes, due 2/15/06 ............     7,268,681
      3,385,000    7.875%, debentures, due 8/1/13 ...............     4,058,588
                                                                     28,566,805
Casino Hotels - 0.3%
      8,755,000  Mandalay Resort Group, 6.50%
                   senior notes, due 7/31/09 ....................     9,236,525
Cellular Telecommunications - 0.3%
      6,990,000  Nextel Communications, Inc., 6.875%
                   senior notes, due 10/31/13 ...................     7,584,150
Chemicals - Specialty - 0.4%
     11,495,000  International Flavors & Fragrances, Inc.
                   6.45% notes, due 5/15/06 .....................    11,953,271
Commercial Banks - 0.2%
      6,200,000  First Bank National Association, 5.70%
                   subordinated notes, due 12/15/08 .............     6,580,587
Computers - 0.3%
      9,335,000  Hewlett-Packard Co., 3.625%
                   notes, due 3/15/08 ...........................     9,288,969
Containers - Metal and Glass - 0.9%
      2,500,000  Ball Corp., 6.875%
                   company guaranteed notes, due 12/15/12 .......     2,687,500
                 Owens-Brockway Glass Container, Inc.:
      9,120,000    8.875%, company guaranteed notes
                   due 2/15/09 ..................................     9,906,600
      6,185,000    6.75%, senior notes, due 12/1/14 (144A) ......     6,246,850
      6,010,000  Owens-Illinois, Inc., 7.35%
                   senior notes, due 5/15/08 ....................     6,310,500
                                                                     25,151,450
Containers - Paper and Plastic - 0.2%
      4,430,000  Sealed Air Corp., 5.625%
                   notes, due 7/15/13 (144A) ....................     4,582,915
Diversified Financial Services - 0.7%
                 General Electric Capital Corp.:
      7,315,000    2.85%, notes, due 1/30/06 ....................     7,296,515
      7,630,000    5.35%, notes, due 3/30/06 ....................     7,833,538
      3,815,000    6.75%, notes, due 3/15/32 ....................     4,465,267
                                                                     19,595,320
Diversified Operations - 1.6%
                 Honeywell International, Inc.:
      8,390,000    5.125%, notes, due 11/1/06 ...................     8,640,802
      5,368,000    6.125%, bonds, due 11/1/11 ...................     5,912,455
                   Tyco International Group S.A.:
     10,945,000    6.375%, company guaranteed notes
                   due 2/15/06** ................................    11,309,687
      9,265,000    6.375%, company guaranteed notes
                   due 10/15/11** ...............................    10,229,079
     10,600,000    6.00%, company guaranteed notes
                   due 11/15/13** ...............................    11,548,287
                                                                     47,640,310

See Notes to Schedule of Investments and Financial Statements.


                                          Janus Aspen Series December 31, 2004 6

Janus Aspen Balanced Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Electric - Integrated - 0.5%
$     2,170,000  CMS Energy Corp., 9.875%
                   senior notes, due 10/15/07 ...................$    2,424,975
      8,920,000  MidAmerican Energy Holdings Co., 3.50%
                   senior notes, due 5/15/08 ....................     8,737,604
                 Pacific Gas and Electric Co.:
        650,000    3.60%, first mortgage notes, due 3/1/09 ......       639,207
      2,325,000    4.20%, first mortgage notes, due 3/1/11 ......     2,298,814
                                                                     14,100,600
Electronic Components - Semiconductors - 0.9%
                 Freescale Semiconductor, Inc.:
      5,405,000    4.82%, senior notes, due 7/15/09(omega).......     5,627,956
      7,860,000    6.875%, senior notes, due 7/15/11 ............     8,429,850
     10,475,000    7.125%, senior notes, due 7/15/14 ............    11,365,375
                                                                     25,423,181
Finance - Auto Loans - 0.4%
                 General Motors Acceptance Corp.:
      5,705,000    4.375%, notes, due 12/10/07 ..................     5,624,633
      5,360,000    6.875%, notes, due 8/28/12 ...................     5,472,453
                                                                     11,097,086
Finance - Consumer Loans - 0.3%
      7,385,000  Household Finance Corp., 4.75%
                   notes, due 5/15/09 ...........................     7,572,771
Finance - Investment Bankers/Brokers - 0.9%
      8,117,000  Charles Schwab Corp., 8.05%
                   senior notes, due 3/1/10 .....................     9,277,877
     10,504,000  Citigroup, Inc., 5.00%
                   subordinated notes, due 9/15/14 (144A)ss. ....    10,554,671
      7,710,000  JPMorgan Chase & Co., 3.80%
                   notes, due 10/2/09 ...........................     7,605,098
                                                                     27,437,646
Finance - Mortgage Loan Banker - 0.4%
     11,100,000  Countrywide Financial Corp., 2.875%
                   company guaranteed notes, due 2/15/07 ........    10,904,085
Food - Diversified - 0.3%
                 Kellogg Co.:
      7,135,000  2.875%, senior notes, due 6/1/08 ...............     6,930,090
      2,311,000  7.45%, debentures, due 4/1/31 ..................     2,909,935
                                                                      9,840,025
Food - Retail - 0.1%
      2,670,000  Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .........     2,943,768
Food - Wholesale/Distribution - 0.2%
      4,485,000  Pepsi Bottling Holdings, Inc., 5.625%
                   company guaranteed notes
                   due 2/17/09 (144A) ...........................     4,781,499
Hotels and Motels - 0.1%
      2,980,000  John Q. Hamons Hotels, Inc., 8.875%
                   first mortgage notes, due 5/15/12 ............     3,367,400
Independent Power Producer - 0.4%
     10,070,000  Reliant Energy, Inc., 9.25%
                   secured notes, due 7/15/10 ...................    11,228,050
Investment Companies - 0.3%
      9,480,000  Credit Suisse First Boston USA, Inc., 3.875%
                   notes, due 1/15/09 ...........................     9,424,580
Medical - HMO - 0.1%
      2,775,000  UnitedHealth Group, Inc., 5.20%
                   notes, due 1/17/07 ...........................     2,874,487
Multi-Line Insurance - 0.3%
      8,855,000  AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07 (144A) .............     9,130,302
Multimedia - 1.1%
      4,245,000  Historic TW, Inc., 9.15%
                   debentures due 2/1/23 ........................     5,688,130
                 Time Warner, Inc.:
      6,900,000    5.625%, company guaranteed notes
                   due 5/1/05 ...................................     6,963,542
      9,805,000    6.15%, company guaranteed notes
                   due 5/1/07 ...................................    10,373,259
      3,325,000    7.70%, company guaranteed notes
                   due 5/1/32 ...................................     4,066,867
                 Viacom, Inc.:
      2,310,000    7.70%, company guaranteed notes
                   due 7/30/10 ..................................     2,703,437
      1,530,000    7.875%, company guaranteed notes
                   due 7/30/30 ..................................     1,965,077
                                                                     31,760,312
Oil - Field Services - 0.1%
      2,850,000  Hanover Equipment Trust 2001A, 8.50%
                   secured notes, due 9/1/08(omega)..............     3,063,750
Oil Companies - Exploration and Production - 0.1%
      2,020,000  El Paso Production Holding Co., 7.75%
                   company guaranteed notes, due 6/1/13 .........     2,115,950
Oil Companies - Integrated - 0.2%
                 El Paso CGP Co.:
      1,905,000    7.625%, notes, due 9/1/08 ....................     1,990,725
      3,860,000    7.42%, notes, due 2/15/37 ....................     3,478,825
                                                                      5,469,550
Oil Refining and Marketing - 0.2%
      4,685,000  Tesoro Petroleum Corp., 9.625%
                   senior subordinated notes, due 4/1/12 ........     5,387,750
Paper and Related Products - 0.2%
      5,025,000  Georgia-Pacific Corp., 8.875%
                   company guaranteed notes, due 2/1/10 .........     5,847,844
Pharmacy Services - 0.3%
      8,880,000  Medco Health Solutions, Inc., 7.25%
                   senior notes, due 8/15/13 ....................     9,933,603
Pipelines - 1.2%
                 El Paso Corp.:
     16,855,000    7.00%, senior notes, due 5/15/11 .............    17,044,619
      3,145,000    7.875%, notes, due 6/15/12 ...................     3,290,456
      3,085,000    7.75%, senior notes, due 1/15/32 .............     2,953,888
      7,060,000  Enterprise Products Operating L.P., 5.60%
                   senior notes, due 10/15/14 (144A) ............     7,122,622
      3,825,000  Kinder Morgan Energy Partners, L.P., 5.125%
                   notes, due 11/15/14 ..........................     3,817,396
                                                                     34,228,981
Retail - Discount - 0.6% Wal-Mart Stores, Inc.:
     12,150,000    5.45%, senior notes, due 8/1/06 ..............    12,567,170
      5,370,000    6.875%, senior notes, due 8/10/09 ............     6,029,925
                                                                     18,597,095


See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Janus Aspen Balanced Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                           Value
================================================================================
Retail - Major Department Stores - 0.1%
$     3,065,000  May Department Stores Co., 4.80%
                   notes, due 7/15/09 ...........................$    3,116,523
Rubber - Tires - 0.3%
      7,715,000  Goodyear Tire & Rubber Co., 7.857%
                   notes, due 8/15/11 ...........................     7,830,725
Telecommunication Services - 0.4%
     10,390,000  Verizon Global Funding Corp., 4.00%
                   notes, due 1/15/08 ...........................    10,476,331
Telephone - Integrated - 0.5%
      9,935,000  Deutsche Telekom International Finance B.V.
                   3.875%, company guaranteed notes
                   due 7/22/08** ................................     9,917,892
      4,595,000  Sprint Capital Corp., 8.375%
                   notes, due 3/15/12 ...........................     5,597,362
                                                                     15,515,254
Television - 0.1%
      3,445,000  British Sky Broadcasting Group PLC, 6.875%
                   company guaranteed notes, due 2/23/09** ......     3,779,199
Textile-Home Furnishings - 0.1%
      2,660,000  Mohawk Industries, Inc., 7.20%
                   notes, due 4/15/12 ...........................     3,060,545
Transportation - Railroad - 0.2%
                 Canadian National Railway Co.:
      1,925,000    4.25%, notes, due 8/1/09 .....................     1,940,311
      3,830,000    6.25%, bonds, due 8/1/34 .....................     4,144,267
                                                                      6,084,578
Wireless Equipment - 0.1%
      2,595,000  American Tower Corp., 7.125%
                   senior notes, due 10/15/12 (144A).............     2,653,388
-------------------------------------------------------------------------------
Total Corporate Bonds (cost $550,294,884) .......................   569,741,129
-------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
          3,543  Ono Finance PLC
                   -expires 5/31/09 (144A)*,**,ss.(cost $0) .....            48
--------------------------------------------------------------------------------
U.S. Government Agencies - 7.4% Fannie Mae:
     14,340,000    2.00%, due 1/15/06# ..........................    14,192,542
     14,495,000    2.125%, due 4/15/06 ..........................    14,321,379
     19,540,000    5.50%, due 5/2/06 ............................    20,119,595
      7,885,000    4.75%, due 1/2/07# ...........................     8,086,911
     25,010,000    5.00%, due 1/15/07# ..........................    25,853,712
     12,000,000    3.25%, due 11/15/07 ..........................    11,931,756
      4,685,000    2.50%, due 6/15/08# ..........................     4,519,390
      7,735,000    5.25%, due 1/15/09 ...........................     8,165,840
      1,635,000    6.375%, due 6/15/09 ..........................     1,803,884
      9,170,000    6.25%, due 2/1/11# ...........................    10,053,209
     12,702,000    5.375%, due 11/15/11 .........................    13,529,142
     11,705,000  Federal Home Loan Bank System, 2.25%
                   due 5/15/06 ..................................    11,572,020
                 Freddie Mac:
     26,555,000    1.875%, due 2/15/06 ..........................    26,217,619
     31,300,000    2.375%, due 4/15/06 ..........................    31,022,525
      5,000,000    5.75%, due 4/15/08 ...........................     5,339,245
      2,245,000    5.75%, due 3/15/09 ...........................     2,419,131
      2,110,000    7.00%, due 3/15/10 ...........................     2,409,713
      3,671,000    5.875%, due 3/21/11# .........................     3,963,391
--------------------------------------------------------------------------------
 Total U.S. Government Agencies (cost $214,366,156)                 215,521,004
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 7.8%
                 U.S. Treasury Notes/Bonds:
      5,705,000    2.50%, due 5/31/06# ..........................     5,672,242
     20,755,000    3.50%, due 11/15/06# .........................    20,930,130
     15,721,000    5.625%, due 5/15/08# .........................    16,861,999
      8,875,000    2.625%, due 5/15/08# .........................     8,676,697
      6,940,000    3.125%, due 4/15/09# .........................     6,834,817
     18,676,000    6.00%, due 8/15/09# ..........................    20,597,592
      4,880,000    5.75%, due 8/15/10# ..........................     5,372,768
      3,990,000    5.00%, due 8/15/11# ..........................     4,247,634
      5,810,000    4.25%, due 8/15/14# ..........................     5,822,939
     16,086,000    7.25%, due 5/15/16# ..........................    20,135,152
      3,454,000    8.125%, due 8/15/19# .........................     4,714,441
     13,081,000    7.875%, due 2/15/21# .........................    17,673,661
     12,353,000    7.25%, due 8/15/22# ..........................    15,920,411
     17,541,000    6.25%, due 8/15/23# ..........................    20,535,985
     14,996,000    6.00%, due 2/15/26# ..........................    17,178,038
      8,526,000    5.25%, due 2/15/29# ..........................     8,943,638
     11,189,000    6.25%, due 5/15/30# ..........................    13,377,412
     12,300,000    5.375%, due 2/15/31# .........................    13,300,334
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $219,467,634) .............   226,795,890
--------------------------------------------------------------------------------
 Other Securities - 12.1%
    351,561,249  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $351,561,249) .........   351,561,249
--------------------------------------------------------------------------------
 Time Deposit - 2.6%
                 Society General, ETD
     77,000,000    2.00%, 1/3/05 (cost $77,000,000) .............    77,000,000
--------------------------------------------------------------------------------
 Total Investments (total cost $2,884,251,614) - 111.9% ......... 3,255,290,530
--------------------------------------------------------------------------------
 Liabilities, net of Cash, Receivables and Other Assets -
                   (11.9)% ......................................  (345,593,325)
--------------------------------------------------------------------------------
 Net Assets - 100% ..............................................$2,909,697,205
--------------------------------------------------------------------------------


See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Janus Aspen Balanced Portfolio

Schedule of Investments
As of December 31, 2004

Summary of Investments by Country

Country                                   Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                          $   61,711,400                             1.9%
Canada                               66,471,177                             2.0%
France                               47,614,632                             1.5%
Germany                               8,984,921                             0.3%
Luxembourg                           33,087,053                             1.0%
Netherlands                           9,917,892                             0.3%
South Korea                          15,871,944                             0.5%
Switzerland                         111,572,134                             3.4%
United Kingdom                       68,008,398                             2.1%
United States++                   2,832,050,979                            87.0%
--------------------------------------------------------------------------------
Total                            $3,255,290,530                           100.0%

++ Includes Short-Term Securities and Other Securities (73.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                 Currency            Currency       Unrealized
Settlement Date                 Units Sold     Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05            3,400,000       $   6,486,381    $    (449,341)
British Pound 5/20/05           13,500,000          25,709,638         (899,337)
Euro 4/15/05                    17,600,000          23,951,547       (1,939,657)
South Korean
 Won 5/12/05                 5,525,000,000           5,334,247         (418,767)
South Korean
 Won 5/27/05                 2,175,000,000           2,100,009         (146,270)
--------------------------------------------------------------------------------
Total                                            $  63,581,822    $  (3,853,372)


See Notes to Schedule of Investments and Financial Statements.


9  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                       Janus Aspen
As of December 31, 2004                                                  Balanced
(all numbers in thousands except net asset value per share)             Portfolio
----------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                               $ 2,884,252
  Investments at value(1)                                              $ 3,255,291
    Cash                                                                     5,900
    Cash denominated in foreign currencies (cost $18)                           18
    Receivables:
       Portfolio shares sold                                                   418
       Dividends                                                             2,052
       Interest                                                             15,946
    Other assets                                                                66
----------------------------------------------------------------------------------
Total Assets                                                             3,279,691
----------------------------------------------------------------------------------
Liabilities:
    Payables:
       Collateral for securities loaned (Note 1)                           351,561
       Investments purchased                                                12,027
       Portfolio shares repurchased                                            969
       Advisory fees                                                         1,397
       Transfer agent fees and expenses                                          1
       Distribution fees - Service Shares                                      107
    Accrued expenses                                                            79
  Forward currency contracts                                                 3,853
----------------------------------------------------------------------------------
Total Liabilities                                                          369,994
Net Assets                                                             $ 2,909,697
----------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $ 2,860,118
  Undistributed net investment income/(loss)*                                8,289
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                     (325,924)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                       367,214
----------------------------------------------------------------------------------
Total Net Assets                                                       $ 2,909,697
----------------------------------------------------------------------------------
Net Assets - Institutional Shares                                      $ 2,395,562
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        98,209
----------------------------------------------------------------------------------
Net Asset Value Per Share                                              $     24.39
----------------------------------------------------------------------------------
Net Assets - Service Shares                                            $   514,135
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        20,371
----------------------------------------------------------------------------------
Net Asset Value Per Share                                              $     25.24
----------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $344,240,171 of securities loaned for Janus Aspen Balanced Portfolio (Note 1).


See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Statement of Operations

                                                                  Janus Aspen
For the fiscal year ended December 31, 2004                         Balanced
(all numbers in thousands)                                         Portfolio
--------------------------------------------------------------------------------
Investment Income:
   Interest                                                        $  65,982
   Securities lending income                                             453
   Dividends                                                          28,180
   Foreign tax withheld                                                 (773)
--------------------------------------------------------------------------------
Total Investment Income                                               93,842
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                      20,917
   Transfer agent fees and expenses                                        3
   Registration fees                                                      30
   Custodian fees                                                         72
   Audit fees                                                             14
   Trustees' fees and expenses                                            70
   Distribution fees - Service Shares                                  1,164
   Other expenses                                                        293
   Non-recurring costs (Note 2)                                           52
   Costs assumed by Janus Capital Management LLC (Note 2)                (52)
--------------------------------------------------------------------------------
Total Expenses                                                        22,563
Expense and Fee Offsets                                                  (30)
Net Expenses                                                          22,533
Net Investment Income/(Loss)                                          71,309
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions             211,295(1)
   Net realized gain/(loss) from foreign currency transactions        (9,426)
   Change in unrealized net appreciation/(depreciation) of
     investments and foreign currency translations                      (422)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               201,447
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $ 272,756
--------------------------------------------------------------------------------

(1) Includes $62,134,349 of realized gains resulting from a redemption in kind during the fiscal year ended December 31, 2004 for the Janus Aspen Balanced Portfolio.


See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Statements of Changes in Net Assets

                                                                          Janus Aspen
                                                                           Balanced
For the fiscal year ended December 31                                      Portfolio
(all numbers in thousands)                                               2004           2003
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    71,309    $    74,163
  Net realized gain/(loss) from investment
   and foreign currency transactions                                  201,869        (17,712)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                      (422)       409,483
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       272,756        465,934
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                              (58,324)       (70,261)
    Service Shares                                                    (10,800)        (6,868)
  Net realized gain from investment transactions*
    Institutional Shares                                                   --             --
    Service Shares                                                         --             --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (69,124)       (77,129)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               47,821        166,656
    Service Shares                                                    137,589        157,009
  Reinvested dividends and distributions
    Institutional Shares                                               58,324         70,261
    Service Shares                                                     10,800          6,868
  Shares repurchased(1)
    Institutional Shares                                           (1,139,702)      (473,127)
    Service Shares                                                    (93,475)       (55,732)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (978,643)      (128,065)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (775,011)       260,740
Net Assets:
  Beginning of period                                               3,684,708      3,423,968
----------------------------------------------------------------------------------------------
End of period                                                     $ 2,909,697    $ 3,684,708
----------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $     8,289    $     6,301
----------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) During the fiscal year ended December 31, 2004, the Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $543,373,075 on the date of redemption.


See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  12

Financial Highlights

Institutional Shares


For a share outstanding during the                                                Janus Aspen Balanced Portfolio
fiscal year ended December 31                                    2004           2003(1)        2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $    22.98     $    20.59     $    22.57    $    24.31     $    27.91
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .60            .47            .55           .65            .64
  Net gain/(loss) on securities
    (both realized and unrealized)                               1.35           2.40          (2.00)        (1.78)         (1.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.95           2.87          (1.45)        (1.13)          (.58)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        (.54)          (.48)          (.53)         (.61)          (.69)
  Distributions (from capital gains)*                              --             --             --            --          (2.31)
  Tax return of capital*                                           --             --             --            --           (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.54)          (.48)          (.53)         (.61)         (3.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $    24.39     $    22.98     $    20.59    $    22.57     $    24.31
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     8.53%         14.05%         (6.44)%       (4.66)%        (2.27)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $2,395,562     $3,253,664     $3,141,601    $3,425,664     $3,352,381
Average Net Assets for the Period (in thousands)           $3,012,164     $3,183,585     $3,327,140    $3,361,832     $3,020,072
Ratio of Gross Expenses to Average Net Assets(2)                 0.61%          0.67%          0.67%         0.66%          0.66%
Ratio of Net Expenses to Average Net Assets                      0.61%          0.67%          0.67%         0.66%          0.66%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                          2.08%          2.12%          2.53%         2.89%          3.15%
Portfolio Turnover Rate                                            64%            69%            94%          114%            72%

Service Shares

For a share outstanding during the                                                Janus Aspen Balanced Portfolio
fiscal year ended December 31                                    2004           2003(3)        2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $    23.82     $    21.32     $    23.31    $    24.92     $    27.82
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .44            .39            .45           .47            .17
  Net gain/(loss) on securities
    (both realized and unrealized)                               1.52           2.52          (2.00)        (1.68)          (.52)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.96           2.91          (1.55)        (1.21)          (.35)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        (.54)          (.41)          (.44)         (.40)          (.22)
  Distributions (from capital gains)*                              --             --             --            --          (2.31)
  Tax return of capital*                                           --             --             --            --           (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.54)          (.41)          (.44)         (.40)         (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $    25.24     $    23.82     $    21.32    $    23.31     $    24.92
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     8.29%         13.72%         (6.67)%       (4.90)%        (1.37)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $  514,135     $  431,044     $  282,367    $  192,338     $   48,634
Average Net Assets for the Period (in thousands)           $  465,719     $  349,871     $  237,813    $  108,835     $   13,810
Ratio of Gross Expenses to Average Net Assets(3)                 0.86%          0.92%          0.92%         0.91%          0.92%
Ratio of Net Expenses to Average Net Assets                      0.86%          0.92%          0.92%         0.91%          0.91%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                          1.85%          1.86%          2.28%         2.58%          2.93%
Portfolio Turnover Rate                                            64%            69%            94%          114%            72%

*     See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).

See Notes to Financial Statements.


13  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

S&P 500(R) Index        The Standard & Poor's Composite Index of 500 stocks, a
                        widely recognized, unmanaged index of common stock prices.

Lehman Brothers         Is composed of all bonds that are investment grade with
Government/Credit       at least one year until maturity.
Index

Balanced Index          The Balanced Index is a hypothetical combination of
                        unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers
                        Government/Credit Index (45%).

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                     American Depositary Receipt

ETD                     Euro Time Deposit

New York Shares         Securities of foreign companies trading on the New York
                        Stock Exchange

PLC                     Public Limited Company

*       Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts and when-issued securities. Rate is subject to change.
(omega) Rate shown reflects current rate.
(beta)  Security is illiquid.
# Loaned security, a portion or all of the security is on loan at December 31, 2004.
+ The security is purchased with the cash collateral received from securities on loan (Note 1).
ss.     Schedule of Restricted and Illiquid Securities

                                                                                                      Value as
                                            Acquisition          Acquisition                            % of
                                                Date                 Cost              Value          Net Assets
------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
Citigroup, Inc., 5.00%
  subordinated notes, due 9/15/14 (144A)  6/4/01-6/22/04          $9,390,481        $10,554,671           0.4%
Ono Finance PLC - expires 5/31/09 (144A)     10/27/99                     --                 48           0.0%
------------------------------------------------------------------------------------------------------------------
                                                                  $9,390,481        $10,554,719           0.4%
==================================================================================================================

The Portfolio has registration rights for certain restricted securities held as of December 31, 2004. The issuer incurs all registration costs.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2004.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                    Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                $ 535,046,088
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  14

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts D. mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.


15  Janus Aspen Series  December 31, 2004

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                 Value at
Portfolio                                                    December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                 $344,240,171
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                            Cash Collateral at
Portfolio                                                    December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                 $351,561,249
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs") The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base The Portfolio may not experience similar performance as its assets grow.


                                       Janus Aspen Series  December 31, 2004  16

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.55%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Fund") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.


17  Janus Aspen Series  December 31, 2004

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                 DST Securities,Inc.    Portfolio  Expense    DST Systems
Portfolio                         Commissions Paid         Reduction             Costs
=========================================================================================
Janus Aspen Balanced Portfolio         $4,000              $3,001              $2,127
-----------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted above and below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                   Undistributed  Undistributed                                   Other Book           Net Tax
                                     Ordinary       Long-Term     Accumulated     Post-October      to Tax          Appreciation/
Portfolio                             Income          Gains     Capital Losses      Deferral     Differences       (Depreciation)
====================================================================================================================================
Janus Aspen Balanced Portfolio      $8,288,947        $--        $(323,872,931)         $--           $(536,634)     $365,699,952
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  18

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                              December 31, 2010    December 31, 2011
================================================================================
Janus Aspen Balanced Portfolio            $(274,275,916)         $(49,597,015)
--------------------------------------------------------------------------------

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                      Capital Loss Carryover Utilized
================================================================================
Janus Aspen Balanced Portfolio                                    $143,750,265
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of Unrealized appreciation and unrealized depreciation in the unrealized appreciation and depreciation of investment table below exclude appreciation/depreciation on foreign securities for federal income tax purposes as of December currency translations. The primary difference between book 31, 2004 are noted below. and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                   Federal Tax     Unrealized      Unrealized
Portfolio                             Cost        Appreciation    (Depreciation)
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio   $2,889,590,578   $399,185,572    $(33,485,620)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                       Distributions
For the fiscal year ended December 31, 2004         ------------------------------------------------------
                                                    From Ordinary      From Long-Term        Tax Return of         Net Investment
Portfolio                                              Income           Capital Gains          Capital                  Loss
==================================================================================================================================
Janus Aspen Balanced Portfolio                         $69,123,632           $--                  $--                    $--
----------------------------------------------------------------------------------------------------------------------------------

                                                                       Distributions
For the fiscal year ended December 31, 2003         ------------------------------------------------------
                                                    From Ordinary      From Long-Term        Tax Return of         Net Investment
Portfolio                                              Income           Capital Gains           Capital                 Loss
==================================================================================================================================
Janus Aspen Balanced Portfolio                         $77,128,961           $--                  $--                    $--
----------------------------------------------------------------------------------------------------------------------------------


19  Janus Aspen Series  December 31, 2004

4. CAPITAL SHARE TRANSACTIONS

                                                               Janus Aspen
                                                                Balanced
For the fiscal year ended December 31                           Portfolio
(all numbers in thousands)                                   2004         2003
-------------------------------------------------------------------------------
 Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                              2,059        7,832
   Reinvested dividends and distributions                   2,443        3,167
   Shares Repurchased                                     (47,891)     (21,964)
-------------------------------------------------------------------------------
 Net Increase/(Decrease) in Capital Share Transactions    (43,389)     (10,965)
-------------------------------------------------------------------------------
 Shares Outstanding, Beginning of Period                  141,598      152,563
-------------------------------------------------------------------------------
 Shares Outstanding, End of Period                         98,209      141,598
-------------------------------------------------------------------------------
 Transactions in Portfolio Shares - Service Shares
   Shares sold                                              5,705        7,051
   Reinvested dividends and distributions                     434          297
   Shares Repurchased                                      (3,863)      (2,499)
-------------------------------------------------------------------------------
 Net Increase/(Decrease) in Capital Share Transactions      2,276        4,849
-------------------------------------------------------------------------------
 Shares Outstanding, Beginning of Period                   18,095       13,246
-------------------------------------------------------------------------------
 Shares Outstanding, End of Period                         20,371       18,095
-------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                              Proceeds from          Purchase of Long-         Proceeds from Sales
                                        Purchase of               Sales             Term U.S. Government       of Long-Term U.S.
Portfolio                                Securities           of Securities              Obligations         Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio         $1,876,993,998        $ 2,624,434,521            $253,452,251              $426,407,378
------------------------------------------------------------------------------------------------------------------------------------

6. SUBSEQUENT EVENT

On July 29, 2004, Janus Capital Group Inc. announced that a client of Janus Capital intends to redeem funds totaling approximately $4.7 billion. The majority of the assets to be redeemed are in the Institutional Share class of the Trust. As of December 31, 2004, 16% of the Portfolio participated in a redemption "in kind" with the client. It is anticipated during April 2005, an additional 18% will be redeemed by the client. Janus Capital is working with the client to transfer the redeeming assets "in kind" to assist the Portfolio's manager in limiting the disruption to the Portfolio.

7. RESTATEMENT

Janus Aspen Balanced Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                    As Previously Reported     Adjustment         As Restated
---------------------------------------------------------------------------------------------------------------------------------
Institutional Shares
 Net investment income/(loss) per share                                      $0.51               $(0.04)                $0.47
 Net gain/(loss) on securities (both realized and unrealized) per share      $2.36                $0.04                 $2.40
 Ratio of Net Investment Income/(Loss) to Average Net Assets                  2.31%               (0.19)%                2.12%
Service Shares
   Net investment income/(loss) per share                                    $0.39               $  --                  $0.39
   Net gain/(loss) on securities (both realized and unrealized) per share    $2.52               $  --                  $2.52
   Ratio of Net Investment Income/(Loss) to Average Net Assets                1.90%               (0.04)%                1.86%


                                       Janus Aspen Series  December 31, 2004  20

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

21  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  22

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


23  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  24

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


25  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
================================================================================
Janus Aspen Balanced Portfolio                                               26%
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                        Number of
                                                                                        Portfolios
                                                                                        in Fund
                         Positions                         Principal Occupations        Complex
                         Held with      Length of          During the Past Five         Overseen by       Other Directorships Held
Name, Age and Address    Portfolio      Time Served        Years                        Trustee           by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman       3/04-Present       Private Investor.            61                Director, Red Robin
151 Detroit Street                                                                                        Gourmet Burgers, Inc.
Denver, CO 80206         Trustee        9/93-Present
Age 61

William F. McCalpin      Trustee        6/02-Present       Executive Vice               59                Founding Director and
151 Detroit Street                                         President and Chief                            Board Chair, Solar
Denver, CO 80206                                           Operating Officer of                           Development Foundation;
Age 47 .                                                   the Rockefeller                                Trustee and Vice
                                                           Brothers Fund (a                               President, Asian Cultural
                                                           private family                                 Council.
                                                           foundation)

John W. McCarter, Jr.    Trustee        6/02-Present       President and Chief          59                Chairman of the Board and
151 Detroit Street                                         Executive Officer of                           Director, Divergence LLC;
Denver, CO 80206                                           The Field Museum of                            Director of A.M. Castle &
Age 66                                                     Natural History.                               Co., and W.W. Grainger,
                                                                                                          Inc.; Trustee of Harris
                                                                                                          Insight Funds Trust (19
                                                                                                          portfolios), WTTW
                                                                                                          (Chicago public
                                                                                                          television station), the
                                                                                                          University of Chicago and
                                                                                                          Chicago Public Education
                                                                                                          Fund.
====================================================================================================================================


27  Janus Aspen  Series December 31, 2004

Trustees and Officers (unaudited)

                                                                                        Number of
                                                                                        Portfolios
                                                                                        in Fund
                         Positions                         Principal Occupations        Complex
                         Held with      Length of          During the Past Five         Overseen by       Other Directorships Held
Name, Age and Address    Portfolio      Time Served        Years                        Trustee           by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee        9/93-Present       Professor Emeritus of        61                 Co-founder and Managing
151 Detroit Street                                         Business, University                            Director, Roaring Fork
Denver, CO 80206                                           of Colorado. Formerly,                          Capital Partners (private
Age 61                                                     Professor of Business,                          equity firm); Director,
                                                           University of                                   Red Robin Gourmet
                                                           Colorado, Colorado                              Burgers, Inc.
                                                           Springs, CO
                                                           (1986-2004),
                                                           Distinguished Visiting
                                                           Professor of Business
                                                           (2001-2002),
                                                           Thunderbird (American
                                                           Graduate School of
                                                           International
                                                           Management), Phoenix,
                                                           AZ; and Principal
                                                           (1988-1999) of
                                                           Phillips-Smith Retail
                                                           Group, Addison, TX (a
                                                           venture capital firm).

William D. Stewart       Trustee        9/93-Present       Corporate Vice               59                 N/A
151 Detroit Street                                         President and
Denver, CO 80206                                           General Manager of MKS
Age 60                                                     Instruments - HPS
                                                           Products,
                                                           Boulder, CO (a
                                                           manufacturer of
                                                           vacuum fittings and
                                                           valves).

Martin H. Waldinger      Trustee        9/93-Present       Consultant.                  59                 N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee        5/93-Present       Formerly, President          61                 N/A
151 Detroit Street                                         (1978-2002) and Chief
Denver, CO 80206                                           Executive Officer
Age 67                                                     (1994-2002) of Janus
                                                           Capital or Janus
                                                           Capital Corporation;
                                                           President and Director
                                                           (1994-2002) of the
                                                           Janus Foundation;
                                                           Chairman and Director
                                                           (1978-2002) of Janus
                                                           Capital Corporation
                                                           and Director
                                                           (1997-2001) of Janus
                                                           Distributors, Inc.
====================================================================================================================================

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  28

Trustees and Officers (unaudited)

*     Officers are elected annually by the Trustees for a one-year term.

Officers

                                                                 Term of Office* and       Principal Occupations
Name, Age and Address          Positions Held with Portfolio     Length of Time Served     During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Karen L. Reidy                 Executive Vice President and      1/00-Present              Vice President of Janus Capital
151 Detroit Street             Portfolio Manager Balanced                                  and Portfolio Manager for other
Denver, CO 80206               Portfolio                                                   Janus accounts. Formerly, Analyst
Age 36                                                                                     (1995-1999) for Janus Capital
                                                                                           Corporation.

Heidi W. Hardin                Vice President                    4/00-Present              Vice President and Assistant
151 Detroit Street                                                                         General Counsel to Janus Capital
Denver, CO 80206                                                                           and Janus Services LLC. Formerly,
Age 37                                                                                     Vice President and Senior Legal
                                                                                           Counsel (1995-1999) for Stein Roe
                                                                                           & Farnham, Inc.

Bonnie M. Howe                 Vice President                    12/99-Present             Vice President and Assistant
151 Detroit Street                                                                         General Counsel to Janus Capital,
Denver, CO 80206                                                                           Janus Distributors LLC and Janus
Age 39                                                                                     Services LLC. Formerly, Assistant
                                                                                           Vice President (1997-1999) and
                                                                                           Associate Counsel (1995-1999) for
                                                                                           Janus Capital Corporation and
                                                                                           Assistant Vice President
                                                                                           (1998-2000) for Janus Service
                                                                                           Corporation.

Kelley Abbott Howes            General Counsel                   4/04-Present              Senior Vice President and General
151 Detroit Street                                                                         Counsel of Janus Capital; Senior
Denver, CO 80206               Vice President and Secretary      12/99-Present             Vice President and Assistant
Age 39                                                                                     General Counsel of Janus Services
                                                                                           LLC; Vice President and Assistant
                                                                                           General Counsel of Distributors
                                                                                           LLC. Formerly, Vice Janus
                                                                                           President of Domestic Funds of
                                                                                           Janus Capital (2000-2004);
                                                                                           Assistant General Counsel of
                                                                                           Janus Capital (1999-2004);
                                                                                           Assistant Vice President
                                                                                           (1997-1999) of Janus Capital
                                                                                           Corporation; Chief Compliance
                                                                                           Officer, Director and President
                                                                                           (1997-1999) of Janus
                                                                                           Distributors, Inc.; and Assistant
                                                                                           Vice President (1998-2000) of
                                                                                           Janus Service Corporation.

David R. Kowalski              Vice President and Chief          6/02-Present              Vice President and Chief
151 Detroit Street             Compliance Officer                                          Compliance Officer of Janus
Denver, CO 80206                                                                           Capital, Janus Distributors LLC
Age 47                                                                                     and Janus Services LLC; Chief
                                                                                           Compliance Officer of Bay Isle
                                                                                           Financial LLC and Enhanced
                                                                                           Investment Technologies LLC.
                                                                                           Formerly, Assistant Vice
                                                                                           President of Janus Services LLC
                                                                                           (2002-2004); Senior Vice
                                                                                           President and Director
                                                                                           (1985-2000) of Mutual Fund
                                                                                           Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


29  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                 Term of Office* and       Principal Occupations
Name, Age and Address          Positions Held with Portfolio     Length of Time Served     During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller               President and Chief Executive     11/03-Present             Executive Vice President and Chief
151 Detroit Street             Officer                                                     Operating Officer of Janus Capital Group
Denver, CO 80206                                                                           Inc. and Janus Capital; President of
Age 53                                                                                     Janus Distributors LLC and Janus Capital
                                                                                           International LLC; Executive Vice
                                                                                           President of Janus Services LLC;
                                                                                           President and Director of Janus
                                                                                           Management Holdings Corporation; Chief
                                                                                           Operating Officer and President of
                                                                                           Capital Group Partners, Inc; and
                                                                                           Director of Janus World Funds and Janus
                                                                                           Capital Trust Manager Limited. Formerly,
                                                                                           President and Chief Executive Officer of
                                                                                           ICMA Retirement Corporation (1993-2003).

Stephanie Queisert             Assistant Treasurer**             3/03-Present              Director of Financial Reporting for
151 Detroit Street                                                                         Janus Capital. Formerly, Manager
Denver, CO 80206                                                                           (2001-2003) of Financial Reporting for
Age 32                                                                                     Janus Capital or Janus Capital
                                                                                           Corporation and Supervisor (1999- 2000)
                                                                                           of Financial Reporting for Janus Capital
                                                                                           Corporation.

Loren M. Starr                 Vice President and Chief          11/03-Present             Senior Vice President and Chief
151 Detroit Street             Financial Officer                                           Financial Officer of Janus Capital,
Denver, CO 80206                                                 9/02-11/03                Janus Capital Group Inc. and Janus
Age 43                         President and Chief Executive                               Services LLC; Vice President and Chief
                               Officer                                                     Financial Officer of Janus Distributors
                                                                                           LLC, Janus Management Holdings
                                                                                           Corporation and Janus Institutional
                                                                                           Services LLC; Vice President, Treasurer,
                                                                                           Chief Financial Officer and Director of
                                                                                           Janus International Limited; Director of
                                                                                           Janus Holdings Corporation and Janus
                                                                                           International Holdings LLC; and Board
                                                                                           member of Janus Global Funds SPC.
                                                                                           Formerly, Director of Janus Capital
                                                                                           Trust Manager Limited (2001-2004), Janus
                                                                                           World Principal Protected Funds
                                                                                           (2002-2004), Janus International (Asia)
                                                                                           Limited (2002-2004) and Janus World
                                                                                           Funds (2001-2004); Vice President,
                                                                                           Treasurer, and Chief Financial Officer
                                                                                           of Enhanced Investment Technologies, LLC
                                                                                           (2003- 2004); Vice President and Chief
                                                                                           Financial Officer of Janus Capital
                                                                                           International LLC (2002-2003); Interim
                                                                                           Director of Janus Capital (2002-2003);
                                                                                           Vice President of Finance, Treasurer,
                                                                                           Chief Financial Officer (2001-2002) and
                                                                                           Director (2002) for Janus International
                                                                                           Holding, Inc.; and Managing Director,
                                                                                           Treasurer and Head of Corporate Finance
                                                                                           and Reporting (1998-2001) for Putnam
                                                                                           Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.

** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  30

Notes








31  Janus Aspen Series  December 31, 2004

Notes










                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                       [LOGO] JANUS   |   151 Detroit Street
                                      |   Denver, CO 80206
                                      |   1-800-525-0020

This material must be preceded or accompanied by a prospectus. Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-704 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Capital Appreciation Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................   2
Statement of Assets and Liabilities ........................................   6
Statement of Operations ....................................................   7
Statements of Changes in Net Assets ........................................   8
Financial Highlights .......................................................   9
Notes to Schedule of Investments ...........................................  10
Notes to Financial Statements ..............................................  11
Report of Independent Registered Public Accounting Firm ....................  18
Additional Information .....................................................  19
Explanations of Charts, Tables and Financial Statements ....................  20
Designation Requirements ...................................................  22
Trustees and Officers ......................................................  23

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Capital Appreciation Portfolio (unaudited)

                                                               [PHOTO]
                                                               Scott Schoelzel
                                                               portfolio manager

================================================================================
Portfolio Strategy

This nondiversified portfolio invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.
================================================================================

Performance Overview

Golfing great, Ben Hogan once said, "The greatest pleasure is obtained in improving." I think Mr. Hogan was right; we take great pleasure in sharing with you Janus Aspen Capital Appreciation Portfolio's improving results.

For the year ended December 31, 2004, Janus Aspen Capital Appreciation Portfolio's Institutional Shares advanced 18.23% and the Service Shares gained 17.97%. Comparatively, the Portfolio's primary benchmark, the S&P 500(R) Index, returned 10.88% and its secondary benchmark, the Russell 1000(R) Growth Index, returned 6.30%. According to Lipper, Inc., Janus Aspen Capital Appreciation Portfolio - Institutional Shares was the 3rd best-performing VA Large-Cap Growth Portfolio in the country this past year and its three-year performance now ranks it back in the top 6% (7th out of 138 VA Large-Cap Growth Funds) of its peer group (based on total return).

In addition to working on building up the Portfolio's performance, we remained vigilant on keeping its turnover rate low, which helps keeps costs in check. For the year, the Portfolio's turnover rate was 16%, significantly lower than the average 91% reported by its peers.

Not only does a low turnover rate minimize trading costs, it provides further evidence that many of our investments were initiated years ago and continue to earn our confidence. I credit our ability to maintain such a long-term mindset to the outstanding quality and depth of the investment research performed by the Janus team of analysts. Their work has given us the confidence to invest early and with conviction in some of our best ideas. In fact, our investments in UnitedHealth Group and Nike were among the largest contributors to the Portfolio's performance and are both the result of multi-year investment commitments.

Top Performers

Investing in the managed care sector is not for the faint of heart; very few issues are as highly charged as healthcare. But, as consumers become increasingly responsible for the first dollars spent on their healthcare needs, it's clear to us that UnitedHealth Group is winning in the marketplace. The company's flexible plan designs, along with its increasing focus on making healthcare more affordable for larger and larger segments of the population, are a powerful financial combination. Janus' healthcare team continues to do an outstanding job monitoring medical and financial trends as well as anticipating the changes in this emotionally charged space. We continue to have the utmost confidence in Bill Maguire, Steve Hemsley and the entire UnitedHealth management team.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                       December 31, 2004       December 31, 2003
UnitedHealth Group, Inc.                     11.9%                    8.9%
eBay, Inc.                                    7.5%                    3.8%
Genentech, Inc.                               6.9%                    5.4%
NIKE, Inc. - Class B                          6.7%                    4.6%
Bank of America Corp.                         6.1%                    7.2%
Electronic Arts, Inc.                         6.1%                    5.0%
Aetna, Inc.                                   5.9%                    2.9%
Wells Fargo & Co.                             4.0%                    3.4%
SLM Corp.                                     3.5%                    3.3%
Goldman Sachs Group, Inc.                     3.3%                    4.0%

Within the same space, we also enjoyed strong returns from Aetna, which has similarly directed key resources toward developing new solutions for members as well as programs to encourage healthcare providers to lower their costs.

Our investment in Nike had a very positive impact on the Portfolio's performance as well. Nike is breaking away from its competitors and establishing itself as the leading athletic footwear and performance apparel company in the world. With $12 billion in annual sales, over 50% of which come from outside the U.S., Nike is moving way beyond the faddish product swings of the late 1990s to become one of the premier consumer-branded products companies on the global scene. We believe that


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Capital Appreciation Portfolio
(unaudited)

today, unlike years past, no one product, no one category, no one sport and no one athlete can disproportionately influence the financial fortunes of the company. Financially, Nike, under the direction of its chief financial officer, Don Blair, has become a much more disciplined company, and we continue to be attracted to Nike's high return on its fixed asset, cash-generative business model.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                             Janus Aspen
                                         Capital Appreciation      S&P 500(R)
                                              Portfolio             Index
                                              ---------             -----

Medical - HMO                                   17.8%                1.0%
Super-Regional Banks                            10.1%                5.0%
Medical - Biomedical and Genetic                 8.0%                1.2%
E-Commerce/Services                              7.5%                0.7%
Athletic Footwear                                6.7%                0.2%

Detractors

To be fair, not everything went our way this year and we did have a few investments that lagged the markets. Most notably was drugmaker Forest Laboratories, which struggled to overcome concerns surrounding generic challenges to its name-brand mental health treatments. It appears as though the worst case has been priced into the stock, however, and management responded by expanding its ongoing stock buyback program by 50%.
Networking equipment manufacturer Cisco Systems slumped to a lesser degree as end-market trends weakened.

Overall, we are all very pleased with the Portfolio's continued improvement but recognize there is more work to be done. Our investment staff, while gratified, is certainly not satisfied. We can continue to improve and I am confident we will.

Outlook

I fully understand that there is a small group of shareholders whose original investment in this Portfolio may be "under water," or worth less than the initial purchase price. As the manager of this Portfolio, I remain committed to further repairing the financial fortunes of the shareholders who have had the fortitude to stay invested in the Portfolio and who have hopefully kept investing along the way.

Thank you for your continued investment in Janus Aspen Capital Appreciation Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                   Janus Aspen Capital
                 Appreciation Portfolio -   S&P 500(R)    Russell 1000(R)
                   Institutional Shares       Index         Growth Index
                   --------------------       -----         ------------

  5/1/1997*               $10,000           $10,000           $10,000
 5/31/1997                $11,360           $10,645           $10,740
 6/30/1997                $11,750           $11,122           $11,170
 7/31/1997                $12,790           $12,007           $12,158
 8/30/1997                $12,700           $11,334           $11,446
 9/30/1997                $12,950           $11,955           $12,009
10/31/1997                $12,510           $11,555           $11,565
11/30/1997                $12,290           $12,090           $12,057
12/31/1997                $12,660           $12,298           $12,192
 1/31/1998                $12,811           $12,434           $12,556
 2/28/1998                $14,025           $13,331           $13,501
 3/31/1998                $14,867           $14,013           $14,039
 4/30/1998                $15,509           $14,154           $14,233
 5/31/1998                $14,837           $13,911           $13,829
 6/30/1998                $16,596           $14,476           $14,676
 7/31/1998                $17,027           $14,322           $14,579
 8/31/1998                $13,977           $12,251           $12,391
 9/30/1998                $14,940           $13,036           $13,343
10/31/1998                $15,061           $14,097           $14,416
11/30/1998                $16,566           $14,951           $15,512
12/31/1998                $20,017           $15,813           $16,911
 1/31/1999                $22,416           $16,474           $17,904
 2/28/1999                $22,125           $15,962           $17,086
 3/31/1999                $24,836           $16,600           $17,986
 4/30/1999                $25,247           $17,243           $18,009
 5/31/1999                $23,972           $16,836           $17,455
 6/30/1999                $25,158           $17,770           $18,678
 7/31/1999                $23,629           $17,216           $18,084
 8/31/1999                $23,519           $17,130           $18,380
 9/30/1999                $23,579           $16,661           $17,994
10/31/1999                $25,369           $17,715           $19,352
11/30/1999                $27,472           $18,075           $20,397
12/31/1999                $33,428           $19,140           $22,518
 1/31/2000                $32,269           $18,178           $21,462
 2/29/2000                $35,534           $17,834           $22,511
 3/31/2000                $37,549           $19,579           $24,123
 4/30/2000                $33,982           $18,990           $22,975
 5/31/2000                $30,505           $18,600           $21,818
 6/30/2000                $32,091           $19,059           $23,471
 7/31/2000                $31,910           $18,761           $22,493
 8/31/2000                $34,632           $19,926           $24,530
 9/30/2000                $33,119           $18,874           $22,209
10/31/2000                $30,306           $18,794           $21,158
11/30/2000                $26,609           $17,312           $18,039
12/31/2000                $27,349           $17,397           $17,469
 1/31/2001                $27,717           $18,014           $18,675
 2/28/2001                $24,715           $16,372           $15,505
03/31/2001                $22,582           $15,335           $13,818
 4/30/2001                $25,195           $16,526           $15,565
 5/31/2001                $24,991           $16,637           $15,336
06/30/2001                $23,655           $16,232           $14,981
 7/31/2001                $22,636           $16,072           $14,607
 8/31/2001                $21,021           $15,066           $13,412
 9/30/2001                $19,230           $13,850           $12,073
10/31/2001                $19,693           $14,114           $12,706
11/30/2001                $21,144           $15,196           $13,927
12/31/2001                $21,422           $15,329           $13,901
01/31/2002                $20,822           $15,106           $13,655
02/28/2002                $20,295           $14,814           $13,089
03/31/2002                $21,070           $15,371           $13,541
04/30/2002                $20,429           $14,440           $12,436
05/31/2002                $20,502           $14,333           $12,135
06/30/2002                $19,944           $13,312           $11,013
07/31/2002                $18,647           $12,275           $10,407
 8/31/2002                $18,865           $12,355           $10,438
 9/30/2002                $17,671           $11,012           $ 9,356
10/31/2002                $18,761           $11,982           $10,214
11/30/2002                $19,093           $12,687           $10,769
12/31/2002                $18,065           $11,942           $10,025
 1/31/2003                $17,722           $11,629           $ 9,782
 2/28/2003                $17,399           $11,454           $ 9,737
03/31/2003                $17,753           $11,565           $ 9,918
 4/30/2003                $18,523           $12,518           $10,651
 5/31/2003                $19,344           $13,178           $11,183
06/30/2003                $19,639           $13,346           $11,337
07/31/2003                $19,973           $13,581           $11,619
 8/31/2003                $20,109           $13,846           $11,908
09/30/2003                $19,931           $13,699           $11,780
10/31/2003                $20,568           $14,474           $12,442
11/30/2003                $20,735           $14,601           $12,572
12/31/2003                $21,775           $15,367           $13,007
 1/31/2004                $22,130           $15,649           $13,273
 2/29/2004                $22,694           $15,866           $13,357
 3/31/2004                $22,830           $15,627           $13,109
 4/30/2004                $22,391           $15,382           $12,957
 5/31/2004                $22,778           $15,593           $13,198
 6/30/2004                $23,061           $15,896           $13,363
 7/31/2004                $21,629           $15,370           $12,608
 8/31/2004                $22,172           $15,432           $12,546
 9/30/2004                $22,863           $15,599           $12,665
10/31/2004                $22,957           $15,838           $12,862
11/30/2004                $24,369           $16,478           $13,305
12/31/2004                $25,744           $17,039           $13,827

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                               One          Five       Since
                                               Year         Year     Inception*
Janus Aspen Capital Appreciation
Portfolio - Institutional Shares              18.23%       (5.09)%     13.12%
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation
Portfolio - Service Shares                    17.97%       (5.32)%     12.75%
--------------------------------------------------------------------------------
S&P 500(R) Index                              10.88%       (2.30)%      7.20%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                   6.30%       (9.29)%      4.32%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for
Variable Annuity Large-Cap Growth Funds        3/171         17/91       1/56
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - May 1, 1997

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                   Beginning Account Value     Ending Account Value      Expenses Paid During Period
Expense Example - Institutional Shares                    (7/1/04)                  (12/31/04)               (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                  $1,116.30                      $3.51
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                  $1,021.82                      $3.35
------------------------------------------------------------------------------------------------------------------------------------

                                                   Beginning Account Value     Ending Account Value      Expenses Paid During Period
Expense Example - Service Shares                          (7/1/04)                  (12/31/04)               (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                  $1,115.00                      $4.84
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                  $1,020.56                      $4.62
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Capital Appreciation Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 96.2%
Athletic Footwear - 6.7%
           691,045   NIKE, Inc. - Class B .........................$ 62,670,871
Batteries and Battery Systems - 2.5%
           468,540   Energizer Holdings, Inc.*,# ..................  23,281,753
Cosmetics and Toiletries - 3.2%
           544,495   Procter & Gamble Co. .........................  29,990,785
Diversified Operations - 2.6%
           298,705   3M Co. .......................................  24,514,719
E-Commerce/Products - 1.4%
           294,445   Amazon.com, Inc.* ............................  13,040,969
E-Commerce/Services - 7.5%
           610,720   eBay, Inc.* ..................................  71,014,522
Electronic Components - Semiconductors - 1.8%
           704,580   Texas Instruments, Inc. ......................  17,346,760
Entertainment Software - 6.1%
           925,350   Electronic Arts, Inc.* .......................  57,075,588
Finance - Consumer Loans - 3.5%
           610,405   SLM Corp. ....................................  32,589,523
Finance - Investment Bankers/Brokers - 3.3%
           296,235   Goldman Sachs Group, Inc. ....................  30,820,289
Finance - Mortgage Loan Banker - 0.6%
           155,335   Countrywide Financial Corp. ..................   5,748,948
Medical - Biomedical and Genetic - 8.0%
           381,070   Celgene Corp.* ...............................  10,109,787
         1,196,875   Genentech, Inc.* .............................  65,157,875
                                                                     75,267,662
Medical - Drugs - 0.8%
           163,385   Forest Laboratories, Inc.* ...................   7,329,451
Medical - Generic Drugs - 0%
             1,725   Teva Pharmaceutical Industries, Ltd. (ADR)# ..      51,509
Medical - HMO - 17.8%
           445,500   Aetna, Inc. ..................................  55,576,125
         1,275,480   UnitedHealth Group, Inc. ..................... 112,280,503
                                                                    167,856,628
Medical Instruments - 1.7%
           317,050   Medtronic, Inc. ..............................  15,747,874
Optical Supplies - 1.1%
           128,235   Alcon, Inc. (New York Shares) ................  10,335,741
Radio - 2.9%
           730,595   XM Satellite Radio Holdings, Inc.- Class A*,#   27,484,984
Reinsurance - 0%
                11   Berkshire Hathaway, Inc. - Class B* ..........      32,296
Retail - Auto Parts - 4.2%
           549,050   Advance Auto Parts, Inc.* ....................  23,982,504
           166,425   AutoZone, Inc.*,# ............................  15,196,267
                                                                     39,178,771
Retail - Regional Department Stores - 2.9%
           556,590   Kohl's Corp.* ................................  27,367,530
Super-Regional Banks - 10.1%
         1,215,350   Bank of America Corp. ........................  57,109,296
           606,810   Wells Fargo & Co. ............................  37,713,242
                                                                     94,822,538
Transportation - Services - 3.0%
           327,950   United Parcel Service, Inc. - Class B ........  28,026,607
Web Portals/Internet Service Providers - 1.9%
           481,835   Yahoo!, Inc.* ................................  18,155,543
Wireless Equipment - 2.6%
           577,295   QUALCOMM, Inc. ...............................  24,477,308
--------------------------------------------------------------------------------
Total Common Stock (cost $577,738,685) ............................ 904,229,169
--------------------------------------------------------------------------------
Other Securities - 0.4%
         3,648,383   State Street Navigator Securities Lending
                       Prime Portfolio+ (cost $3,648,383) .........   3,648,383
--------------------------------------------------------------------------------
Repurchase Agreement - 3.8%
       $36,200,000   Merrill Lynch & Company, Inc., 2.20%
                       dated 12/31/04, maturing 1/3/05
                       to be repurchased at $36,206,637
                       collateralized by $125,255,418
                       in U.S. Government Agencies
                       4.50% - 7.00%, 6/1/18-10/1/34
                       with a value of $36,924,357
                       (cost $36,200,000) .........................  36,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $617,587,068) - 100.4% .............. 944,077,552
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)% ...  (3,619,180)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$940,458,372
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                        Value  % of Investment Securities
--------------------------------------------------------------------------------
Israel                                  $     51,509                        0.0%
Switzerland                               10,335,741                        1.1%
United States++                          933,690,302                       98.9%
--------------------------------------------------------------------------------
Total                                   $944,077,552                      100.0%

++Includes Short-Term Securities and Other Securities (94.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                         Janus Aspen
As of December 31, 2004                                             Capital Appreciation
(all numbers in thousands except net asset value per share)               Portfolio
----------------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                                     $   617,587
  Investments at value(1)                                                    $   944,078
    Cash                                                                           1,065
    Receivables:
       Portfolio shares sold                                                          50
       Dividends                                                                     305
       Interest                                                                        4
    Other assets                                                                      14
----------------------------------------------------------------------------------------
Total Assets                                                                     945,516
----------------------------------------------------------------------------------------
Liabilities:
    Payables:
       Collateral for securities loaned (Note 1)                                   3,648
       Portfolio shares repurchased                                                  760
       Advisory fees                                                                 500
       Transfer agent fees and expenses                                               --
       Distribution fees - Service Shares                                             91
    Accrued expenses                                                                  59
----------------------------------------------------------------------------------------
Total Liabilities                                                                  5,058
Net Assets                                                                   $   940,458
----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                                   $ 1,368,225
  Undistributed net investment income/(loss)*                                         60
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                           (754,317)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                             326,490
----------------------------------------------------------------------------------------
Total Net Assets                                                             $   940,458
----------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                            $   502,681
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)              20,453
----------------------------------------------------------------------------------------
Net Asset Value Per Share                                                    $     24.58
----------------------------------------------------------------------------------------
Net Assets - Service Shares                                                  $   437,777
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)              17,949
----------------------------------------------------------------------------------------
Net Asset Value Per Share                                                    $     24.39
----------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $3,567,005 of securities loaned for Janus Aspen Capital Appreciation Portfolio (Note 1).

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Operations

                                                                        Janus Aspen
For the fiscal year ended December 31, 2004                        Capital Appreciation
(all numbers in thousands)                                               Portfolio
---------------------------------------------------------------------------------------
Investment Income:
   Interest                                                              $     736
   Securities lending income                                                    43
   Dividends                                                                 7,618
   Foreign tax withheld                                                        (35)
---------------------------------------------------------------------------------------
Total Investment Income                                                      8,362
---------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             5,927
   Transfer agent fees and expenses                                              3
   Registration fees                                                            32
   Custodian fees                                                               15
   Audit fees                                                                   16
   Trustees' fees and expenses                                                  25
   Distribution fees - Service Shares                                        1,058
   Other expenses                                                              106
   Non-recurring costs (Note 2)                                                 13
   Costs assumed by Janus Capital Management LLC (Note 2)                      (13)
---------------------------------------------------------------------------------------
Total Expenses                                                               7,182
Expense and Fee Offsets                                                         (8)
Net Expenses                                                                 7,174
Net Investment Income/(Loss)                                                 1,188
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                    14,862
   Net realized gain/(loss) from foreign currency transactions                   1
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                     134,926
   Payment by affiliate (Note 2)                                                 4
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     149,793
Net Increase/(Decrease) in Net Assets Resulting from Operations          $ 150,981
---------------------------------------------------------------------------------------

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Changes in Net Assets

                                                                        Janus Aspen
                                                                   Capital Appreciation
 For the fiscal year ended December 31                                   Portfolio
 (all numbers in thousands)                                            2004      2003(1)
-----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   1,188    $   2,612
  Net realized gain/(loss) from investment
    and foreign currency transactions                                14,863     (141,280)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                134,926      306,294
  Payment by affiliate (Note 2)                                           4           13
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     150,981      167,639
-----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Institutional Shares                                            (1,201)      (2,425)
     Service Shares                                                    (102)        (947)
  Net realized gain from investment transactions*
     Institutional Shares                                                --           --
     Service Shares                                                      --           --
-----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (1,303)      (3,372)
-----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Institutional Shares                                            40,312       63,696
     Service Shares                                                  45,701      173,505
  Shares issued in connection with acquisition*
     Institutional Shares                                             4,029          N/A
  Reinvested dividends and distributions
     Institutional Shares                                             1,201        2,411
     Service Shares                                                     102          947
  Shares repurchased
     Institutional Shares                                          (153,465)    (156,712)
     Service Shares                                                (105,009)    (185,681)
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions            (167,129)    (101,834)
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (17,451)      62,433
Net Assets:
  Beginning of period                                               957,909      895,476
-----------------------------------------------------------------------------------------
End of period                                                     $ 940,458    $ 957,909
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $      60    $     174
-----------------------------------------------------------------------------------------

*     See Notes 3 and 4 in Notes to Financial Statements.
(1) Certain prior amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Financial Highlights

Institutional Shares

For a share outstanding during the                                          Janus Aspen Capital Appreciation Portfolio
fiscal year ended December 31                                        2004         2003(1)         2002         2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  20.84        $  17.37     $  20.72     $  26.79     $    33.17
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        .06             .08          .12          .22            .43
  Net gain/(loss) on securities (both realized and unrealized)       3.74            3.48        (3.36)       (6.01)         (6.43)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     3.80            3.56        (3.24)       (5.79)         (6.00)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                            (.06)           (.09)        (.11)        (.28)          (.37)
  Distributions (from capital gains)*                                  --              --           --           --           (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (.06)           (.09)        (.11)        (.28)          (.38)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  24.58        $  20.84     $  17.37     $  20.72     $    26.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        18.23%(2)       20.54%      (15.67)%     (21.67)%       (18.18)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $502,681        $530,617     $528,210     $776,553     $1,010,497
Average Net Assets for the Period (in thousands)                 $495,684        $509,046     $640,500     $855,499     $  954,279
Ratio of Gross Expenses to Average Net Assets(3)                     0.67%           0.68%        0.67%        0.66%          0.67%
Ratio of Net Expenses to Average Net Assets                          0.67%           0.68%        0.67%        0.66%          0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets          0.24%           0.40%        0.56%        0.96%          1.60%
Portfolio Turnover Rate                                                16%             41%          62%          67%            41%

Service Shares

For a share outstanding during the                                        Janus Aspen Capital Appreciation Portfolio
fiscal year ended December 31                                        2004      2003(4)         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  20.68     $  17.24     $  20.57     $  26.54     $  32.77
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       -(5)          .03          .06          .14          .27
  Net gain/(loss) on securities (both realized and unrealized)       3.72         3.46        (3.33)       (5.92)       (6.27)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     3.72         3.49        (3.27)       (5.78)       (6.00)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                            (.01)        (.05)        (.06)        (.19)        (.22)
  Distributions (from capital gains)*                                  --           --           --           --         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (.01)        (.05)        (.06)        (.19)        (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  24.39     $  20.68     $  17.24     $  20.57     $  26.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        17.97%       20.23%      (15.93)%     (21.83)%     (18.37)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $437,777     $427,292     $367,266     $498,094     $527,960
Average Net Assets for the Period (in thousands)                 $423,061     $390,044     $432,801     $514,004     $311,628
Ratio of Gross Expenses to Average Net Assets(3)                     0.92%        0.93%        0.92%        0.91%        0.92%
Ratio of Net Expenses to Average Net Assets                          0.92%        0.93%        0.92%        0.91%        0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets             0%        0.15%        0.30%        0.69%        1.52%
Portfolio Turnover Rate                                                16%          41%          62%          67%          41%

*       See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements)
(2) In 2004, Janus Capital fully reimbursed Janus Aspen Capital Appreciation Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements)
(5) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2004.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Russell 1000(R) Growth Index  Contains those securities in the Russell 1000(R)
                              Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500(R) Index              The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

ADR                           American Depositary Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

*     Non-income-producing security.

# Loaned security, a portion or all of the security is on loan at December 31, 2004.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                          $3,648,383
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  10

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Capital Appreciation Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over the counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").


11  Janus Aspen Series  December 31, 2004

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                   Value at
Portfolio                                                      December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                         $3,567,005
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Portfolio                                                      December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                         $3,648,383
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.


                                       Janus Aspen Series  December 31, 2004  12

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

During the fiscal year ended December 31, 2004, Janus Capital reimbursed the Portfolio $4,478 for Institutional Shares as a result of a loss due to a corrected portfolio holding.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                    DST Securities, Inc.           Portfolio Expense         DST Systems
Portfolio                                             Commissions Paid                 Reduction                Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                  $--                           $--                   $2,110
------------------------------------------------------------------------------------------------------------------------------------


13  Janus Aspen Series  December 31, 2004

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2004, the Portfolio incurred "Post-October" losses during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                     Undistributed   Undistributed                                Other Book       Net Tax
                                        Ordinary       Long-Term     Accumulated    Post-October    to Tax       Appreciation/
Portfolio                                Income          Gains      Capital Losses    Deferral    Differences   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation
  Portfolio(1)                          $59,966           $--       $(749,853,639)  $(1,109,026)      $--         $323,136,509
------------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

The capital loss carryforward includes $438,008 acquired in the reorganization of the LSA Capital Appreciation Fund into the Janus Capital Appreciation Portfolio described in Note 4. This capital loss carryover is subject to annual limitations under applicable tax laws and may expire unutilized. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                              December 31, 2008    December 31, 2009    December 31, 2010 December 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio(1)            $(117,998,057)       $(336,450,111)       $(149,006,480)    $(146,398,991)
------------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                                                                    Capital Loss Carryover Utilized
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                                                                        $7,613,876
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  14

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                           Federal Tax         Unrealized        Unrealized
Portfolio                                                                      Cost           Appreciation    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                                 $620,941,043       $336,873,204     $(13,736,695)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                          Distributions
For the fiscal year ended December 31, 2004          -----------------------------------------------------
                                                     From Ordinary        From Long-Term     Tax Return of     Net Investment
Portfolio                                                Income           Capital Gains         Capital             Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio             $1,302,939               $--                $--               $--
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Distributions
For the fiscal year ended December 31, 2003          -----------------------------------------------------
                                                     From Ordinary        From Long-Term     Tax Return of     Net Investment
Portfolio                                                Income           Capital Gains         Capital             Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio             $3,371,899               $--                $--               $--
------------------------------------------------------------------------------------------------------------------------------------

4. FUND REORGANIZATIONS

On April 30, 2004, the Portfolio participated in a tax-free reorganization with LSA Capital Appreciation Fund. The plan of reorganization provided for the transfer of assets and liabilities of LSA Capital Appreciation Fund to the Portfolio - Institutional Shares. LSA Capital Appreciation Fund transferred net assets of $4,964,498, including $935,588 of unrealized appreciation, and shares outstanding of 231,661 to the Portfolio - Institutional Shares. Janus Capital incurred the costs associated with the reorganization. Net assets as of the reorganization date immediately prior to and after the reorganization were $510,649,508 and $515,614,006, respectively.


15  Janus Aspen Series  December 31, 2004

5. CAPITAL SHARE TRANSACTIONS

                                                                  Janus Aspen
                                                                    Capital
                                                                  Appreciation
For the fiscal year ended December 31,                             Portfolio
(all numbers in thousands)                                      2004       2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                  1,788      3,436
  Shares issued in connection with acquisition*                  232        N/A
  Reinvested dividends and distributions                          51        124
  Shares Repurchased                                          (7,084)    (8,510)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions         (5,013)    (4,950)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       25,466     30,416
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                             20,453     25,466
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                  2,111      9,417
  Reinvested dividends and distributions                           4         49
  Shares Repurchased                                          (4,824)   (10,108)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions         (2,709)      (642)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       20,658     21,300
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                             17,949     20,658
--------------------------------------------------------------------------------

*     See Note 4 in Notes to Financial Statements.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                       Purchase of Long-       Proceeds from Sales
                                                Purchase of     Proceeds from Sales   Term U.S. Government      of Long-Term U.S.
Portfolio                                       Securities         of Securities          Obligations        Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio     $141,611,505        $332,988,118               $--                  $4,430,147
------------------------------------------------------------------------------------------------------------------------------------

7. RESTATEMENT

Janus Aspen Capital Appreciation Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                        As Previously Reported    Adjustment     As Restated
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares

   Net investment income/(loss) per share                                          $0.06           $0.02            $0.08
   Net gain/(loss) on securities (both realized and unrealized) per share          $3.50           $(0.02)          $3.48
   Ratio of Net Investment Income/(Loss) to Average Net Assets                      0.29%           0.11%            0.40%

Service Shares

   Net investment income/(loss) per share                                          $0.01           $0.02            $0.03
   Net gain/(loss) on securities (both realized and unrealized) per share          $3.48           $(0.02)          $3.46
   Ratio of Net Investment Income/(Loss) to Average Net Assets                      0.07%           0.08%            0.15%

*See Note 4 in Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  16

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


17  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Capital Appreciation Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Capital Appreciation Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  18

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


19  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  20

Explanations of Charts, Tables and Financial Statements (unaudited)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


21  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                                  100%
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  22

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Scott W. Schoelzel        Executive Vice President and Portfolio     5/97-Present            Vice President of Janus Capital and
151 Detroit Street        Manager Capital Appreciation Portfolio                             Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts.
Age 46

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  26

Notes











27  Janus Aspen Series  December 31, 2004

Notes













                                       Janus Aspen Series  December 31, 2004  28

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-710 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Core Equity Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ................    2
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Financial Highlights ......................................................   10
Notes to Schedule of Investments ..........................................   11
Notes to Financial Statements .............................................   12
Report of Independent Registered Public Accounting Firm ...................   19
Additional Information ....................................................   20
Explanations of Charts, Tables and Financial Statements ...................   21
Designation Requirements ..................................................   23
Trustees and Officers .....................................................   24

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Core Equity Portfolio
(unaudited)

                                                               [PHOTO]
                                                               Karen L. Reidy
                                                               portfolio manager

================================================================================
Portfolio Strategy

This diversified portfolio seeks growth through investing in companies of any size while attempting to manage risk.
================================================================================

Performance Overview

During the 12 months ended December 31, 2004, the equity markets advanced as investors gained more confidence in the economic expansion. Yet while profit news was generally positive, the market was alternately pressured by soaring energy prices, rising short-term interest rates, uncertainty over the conflict in Iraq and the threat of terrorism. Much of the negative sentiment dissipated following the re-election of President Bush and stocks staged an impressive year-end rally. Beyond the volatile short-term swings, conditions offered opportunities for investors who could effectively identify companies capitalizing on the improving economic backdrop.

Janus Aspen Core Equity Portfolio gained in this environment, with its Institutional Shares returning 13.44% and its Service Shares returning 13.22% for the 12-month period. This compared to a 10.88% gain for the Portfolio's benchmark, the S&P 500(R) Index.

The Portfolio's outperformance can be attributed to careful stock selection, as well as to my decision to add more cyclical and growth exposure to the portfolio as my confidence in the recovery grew. In particular, we benefited from an overexposure, relative to the benchmark, in the lodging sector, where some well-chosen stocks performed admirably. Similarly, our stock-picking abilities generated strong returns from the healthcare services group and the materials area. On the downside, while we reduced the Portfolio's overall technology weighting, hardware and equipment names struggled in the face of corporate spending plans that fizzled out as the year ended. Elsewhere, we added to our energy holdings but remained underweight relative to the benchmark, which limited our ability to capitalize on the booming sector's performance.

Portfolio Composition

I continue to structure the Portfolio with a combination of stable-growing companies, higher-growth businesses and a variety of special situations. In selecting positions, I remain focused on companies that I believe combine unique strategic capabilities, market leadership and exceptional cash-flow driven focus. During the period, the portfolio was significantly weighted in capital goods stocks, which bolstered returns. Over the course of the year, I added to the Portfolio's stake in the financial and banking industries based on some great company-specific research that uncovered several new ideas.

As of December 31, 2004, approximately 98.5% of the Portfolio's total net assets were invested in equities, a direct result of the many investment opportunities presented by the market. On that date, the Portfolio held a rather modest 1.5% cash position and the top 10 equity holdings accounted for 33.1% of the Portfolio's total net assets.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                        December 31, 2004      December 31, 2003
Marriott International, Inc.
  - Class A                                   3.8%                   2.4%
Roche Holding A.G.                            3.6%                   2.6%
Tyco International, Ltd.
  (New York Shares)                           3.5%                   4.2%
JPMorgan Chase & Co.                          3.3%                    --
Aetna, Inc.                                   3.3%                   1.0%
Time Warner, Inc.                             3.2%                   3.5%
General Electric Co.                          3.2%                   2.6%
Exxon Mobil Corp.                             3.1%                   1.7%
Canadian National Railway Co.
  (New York Shares)                           3.1%                   1.7%
Texas Instruments, Inc.                       3.0%                   2.4%


Strong Performers Included Industrial Conglomerate, Hotel and Transportation Stocks

One of our largest holdings, diversified products company Tyco International, continues to report impressive financial results and was one of the biggest contributors to the Portfolio's performance during the period. Under the guidance of a new management team, Tyco has focused on reducing its debt and growing its businesses in strategic, disciplined ways.

Lodging stocks also enjoyed excellent returns in 2004 due to the resurgence in business travel and tourism. On top of the industry's solid fundamentals, the dollar's decline against other currencies has bolstered the performance of Marriott International and Starwood Hotels & Resorts, which owns the popular Sheraton, Westin, and W hotel lines. Both Marriott and Starwood have a large presence on the U.S. coasts, which are frequently the destinations of choice for foreign travelers. Looking


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Core Equity Portfolio
(unaudited)

to take advantage of the dollar's weakness, these visitors drove revenue growth for our lodging names throughout the fourth quarter by lengthening their stays, upgrading their rooms, and generally spending more freely than they might have had the dollar been stronger.

With higher gasoline prices driving up trucking rates, rail transport has become more cost competitive. As a result, railroad operators such as Canadian National Railway have enjoyed record freight volumes and firming prices. In my opinion, Canadian National, one of the best-managed railroads in North America, further bolstered its profit margins by restructuring its labor contracts and by focusing on its more profitable business segments. It was therefore a significant contributor to the Portfolio's gains during the period.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                  Janus Aspen
                                                  Core Equity       S&P 500(R)
                                                   Portfolio          Index
                                                   ---------          -----

Diversified Operations                               11.8%            5.9%
Finance - Investment Bankers/Brokers                  9.2%            5.4%
Hotels and Motels                                     6.4%            0.3%
Oil Companies - Integrated                            6.2%            4.8%
Medical - Drugs                                       5.1%            5.0%

Select Technical Hardware and Equipment Stocks Pressured the Portfolio's Results

On a negative note, returns were hurt by our stake in network equipment maker Cisco Systems, which has struggled against concerns over its rising inventories and declining orders backlog. While I remain positive on Cisco's long-term competitive position, I found its risk-reward profile to be less attractive at its current share price. Consequently, I have reduced our weighting in the stock.

Other detractors included semiconductor manufacturers Texas Instruments and Intel, which suffered when a summer slowdown in semiconductor demand raised questions over industry growth assumptions. Nonetheless, I remain confident in the improving financial returns for both companies and maintained my investments.

Two large disappointments from within the pharmaceutical arena were Merck & Co. and Pfizer. I had taken a starter position in Merck based on attractive valuation when the Vioxx news hit. The stock was then immediately sold due to litigation risk. At the time, I believed the market share in Vioxx would accrue to Pfizer. After more analysis, our research determined that Vioxx's heightened cardiovascular risk could indeed be a "class effect," (meaning it would be present in all Cox-2 drugs), and thus could impact Pfizer's prominent drug, Celebrex. Pfizer was immediately sold from the Portfolio at a small loss. It's important to note that while this was detrimental to our return, we sold our Pfizer holdings before allegations regarding Celebrex's safety surfaced in December -- charges that sank Pfizer's stock even further.

Investment Strategy and Outlook

Going forward, I remain committed to grassroots research and disciplined financial analysis. I continue to apply these efforts to identifying reasonably valued investments backed by core competitive advantages, disciplined management teams and improving financial results. In particular, my focus is on companies that I believe offer improving top-line revenue growth potential, which will be particularly important as earnings growth stabilizes with a maturing economic recovery.

Thank you for your investment in Janus Aspen Core Equity Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================
Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                           Janus Aspen
                           Core Equity
                           Portfolio -            S&P 500(R)
                       Institutional Shares        Index
                       --------------------        -----

  5/1/1997*                   $10,000             $10,000
 5/31/1997                    $10,640             $10,645
 6/30/1997                    $11,640             $11,122
 7/31/1997                    $12,660             $12,007
 8/30/1997                    $12,400             $11,334
 9/30/1997                    $13,290             $11,955
10/31/1997                    $13,200             $11,555
11/30/1997                    $13,310             $12,090
12/31/1997                    $13,470             $12,298
 1/31/1998                    $13,880             $12,434
 2/28/1998                    $15,131             $13,331
 3/31/1998                    $15,442             $14,013
 4/30/1998                    $16,012             $14,154
 5/31/1998                    $15,392             $13,911
 6/30/1998                    $16,515             $14,476
 7/31/1998                    $16,708             $14,322
 8/31/1998                    $14,021             $12,251
 9/30/1998                    $15,329             $13,036
10/31/1998                    $15,917             $14,097
11/30/1998                    $17,063             $14,951
12/31/1998                    $19,699             $15,813
 1/31/1999                    $21,262             $16,474
 2/28/1999                    $20,308             $15,962
 3/31/1999                    $22,196             $16,600
 4/30/1999                    $23,048             $17,243
 5/31/1999                    $22,399             $16,836
 6/30/1999                    $23,680             $17,770
 7/31/1999                    $23,252             $17,216
 8/31/1999                    $22,589             $17,130
 9/30/1999                    $22,436             $16,661
10/31/1999                    $24,231             $17,715
11/30/1999                    $24,903             $18,075
12/31/1999                    $27,890             $19,140
 1/31/2000                    $27,421             $18,178
 2/29/2000                    $28,442             $17,834
 3/31/2000                    $29,656             $19,579
 4/30/2000                    $27,941             $18,990
 5/31/2000                    $26,686             $18,600
 6/30/2000                    $27,629             $19,059
 7/31/2000                    $27,055             $18,761
 8/31/2000                    $28,522             $19,926
 9/30/2000                    $27,255             $18,874
10/31/2000                    $26,828             $18,794
11/30/2000                    $24,920             $17,312
12/31/2000                    $25,640             $17,397
 1/31/2001                    $26,135             $18,014
 2/28/2001                    $24,277             $16,372
03/31/2001                    $23,008             $15,335
 4/30/2001                    $24,598             $16,526
 5/31/2001                    $24,558             $16,637
06/30/2001                    $24,014             $16,232
 7/31/2001                    $23,501             $16,072
 8/31/2001                    $22,393             $15,066
 9/30/2001                    $20,564             $13,850
10/31/2001                    $20,966             $14,114
11/30/2001                    $22,254             $15,196
12/31/2001                    $22,628             $15,329
01/31/2002                    $22,266             $15,106
02/28/2002                    $22,475             $14,814
03/31/2002                    $23,282             $15,371
04/30/2002                    $22,642             $14,440
05/31/2002                    $22,573             $14,333
06/30/2002                    $21,042             $13,312
07/31/2002                    $19,259             $12,275
 8/31/2002                    $19,245             $12,355
 9/30/2002                    $17,811             $11,012
10/31/2002                    $18,842             $11,982
11/30/2002                    $19,371             $12,687
12/31/2002                    $18,494             $11,942
 1/31/2003                    $17,963             $11,629
 2/28/2003                    $17,642             $11,454
03/31/2003                    $17,921             $11,565
 4/30/2003                    $19,192             $12,518
 5/31/2003                    $19,905             $13,178
06/30/2003                    $19,982             $13,346
07/31/2003                    $20,163             $13,581
 8/31/2003                    $20,751             $13,846
09/30/2003                    $20,289             $13,699
10/31/2003                    $21,521             $14,474
11/30/2003                    $21,983             $14,601
12/31/2003                    $22,766             $15,367
 1/31/2004                    $22,920             $15,649
 2/29/2004                    $23,214             $15,866
 3/31/2004                    $23,116             $15,627
 4/30/2004                    $22,738             $15,382
 5/31/2004                    $23,214             $15,593
 6/30/2004                    $23,788             $15,896
 7/31/2004                    $22,892             $15,370
 8/31/2004                    $22,892             $15,432
 9/30/2004                    $23,452             $15,599
10/31/2004                    $23,718             $15,838
11/30/2004                    $24,823             $16,478
12/31/2004                    $25,825             $17,039

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                    One        Five     Since
                                                    Year       Year   Inception*
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio
- Institutional Shares                             13.44%     (1.53)%    13.17%
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio
- Service Shares                                   13.22%     (1.40)%    13.09%
--------------------------------------------------------------------------------
S&P 500(R) Index                                   10.88%     (2.30)%     7.20%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for
Variable Annuity Large-Cap Core Funds              8/216      33/125       1/80
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - May 1, 1997

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                               Beginning Account Value        Ending Account Value      Expenses Paid During Period
Expense Example - Institutional Shares                (7/1/04)                     (12/31/04)                (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                    $1,085.70                      $6.29
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                    $1,019.10                      $6.09
------------------------------------------------------------------------------------------------------------------------------------
                                               Beginning Account Value        Ending Account Value      Expenses Paid During Period
Expense Example - Service Shares                      (7/1/04)                     (12/31/04)                (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                    $1,084.00                      $7.60
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                    $1,017.85                      $7.35
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Core Equity Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Common Stock - 97.9%
Aerospace and Defense - 1.7%
            3,275    Lockheed Martin Corp. ..........................$   181,926
Agricultural Chemicals - 1.3%
            3,650    Mosaic Co.* ....................................     59,568
            1,005    Potash Corporation of Saskatchewan, Inc.
                      (New York Shares) .............................     83,475
                                                                         143,043
Applications Software - 0.4%
            1,780    Microsoft Corp. ................................     47,544
Audio and Video Products - 0.6%
              510    Harman International Industries, Inc. ..........     64,770
Automotive - Cars and Light Trucks - 0.5%
            1,224    BMW A.G.** .....................................     55,152
Automotive - Truck Parts and Equipment - Original - 1.3%
            2,350    Lear Corp. .....................................    143,374
Beverages - Non-Alcoholic - 0.8%
            1,715    PepsiCo, Inc. ..................................     89,523
Brewery - 1.0%
            2,164    Anheuser-Busch Companies, Inc. .................    109,780
Chemicals - Specialty - 1.4%
            6,050    Syngenta A.G. (ADR)* ...........................    129,168
              244    Syngenta A.G.* .................................     25,921
                                                                         155,089
Computers - 2.1%
            2,335    IBM Corp. ......................................    230,184
Computers - Peripheral Equipment - 0.6%
              700 Lexmark International Group, Inc. - Class A* ... 59,500 Cosmetics and Toiletries - 2.1%
            1,315    Avon Products, Inc. ............................     50,891
            3,120    Procter & Gamble Co. ...........................    171,849
                                                                         222,740
Data Processing and Management - 0.9%
            2,240    Automatic Data Processing, Inc. ................     99,344
Diversified Operations - 11.8%
            1,715    3M Co. .........................................    140,750
            9,491    General Electric Co. ...........................    346,421
            6,570    Honeywell International, Inc. ..................    232,644
           11,131    Smiths Group PLC** .............................    175,665
           10,485    Tyco International, Ltd. (New York Shares) .....    374,733
                                                                       1,270,213
E-Commerce/Services - 2.1%
              630    eBay, Inc.* ....................................     73,256
            5,705    IAC/InterActiveCorp* ...........................    157,573
                                                                         230,829
Electric Products - Miscellaneous - 0.8%
              193    Samsung Electronics Company, Ltd.** ............     83,990
Electronic Components - Semiconductors - 3.0%
           12,950    Texas Instruments, Inc. ........................    318,829
Entertainment Software - 0.7%
            1,150    Electronic Arts, Inc.* .........................     70,932
Finance - Credit Card - 0.7%
            1,330    American Express Co. ...........................     74,972
Finance - Investment Bankers/Brokers - 9.2%
              525    Bear Stearns Companies, Inc. ...................     53,713
            4,691    Citigroup, Inc. ................................    226,012
              825    Goldman Sachs Group, Inc. ......................     85,833
            9,115    JPMorgan Chase & Co. ...........................    355,576
            4,465    Merrill Lynch & Company, Inc. ..................    266,873
                                                                         988,007
Finance - Mortgage Loan Banker - 3.7%
            2,413    Countrywide Financial Corp. ....................     89,305
            4,250    Freddie Mac ....................................    313,225
                                                                         402,530
Financial Guarantee Insurance - 1.0%
            1,615    MGIC Investment Corp. ..........................    111,290
Food - Dairy Products - 0.3%
              970    Dean Foods Co.* ................................     31,962
Food - Wholesale/Distribution - 0.6%
            1,735    Sysco Corp. ....................................     66,225
Hotels and Motels - 6.4%
              325    Four Seasons Hotels, Inc. ......................     26,582
            6,535    Marriott International, Inc. - Class A .........    411,574
            4,365    Starwood Hotels & Resorts Worldwide, Inc. ......    254,916
                                                                         693,072
Independent Power Producer - 0.5%
            3,510    Reliant Energy, Inc.* ..........................     47,912
Machinery - Construction and Mining - 1.0%
            4,060    Komatsu, Ltd. (ADR) ............................    113,274
Medical - Biomedical and Genetic - 0.8%
            3,410    Celgene Corp.* .................................     90,467
Medical - Drugs - 5.0%
              770    Novartis A.G. (ADR) ............................     38,916
            3,418    Roche Holding A.G. .............................    393,471
            1,338    Sanofi-Aventis** ...............................    106,938
                                                                         539,325
Medical - HMO - 4.0%
            2,815    Aetna, Inc. ....................................    351,172
              915    UnitedHealth Group, Inc. .......................     80,547
                                                                         431,719
Multimedia - 3.2%
           18,010    Time Warner, Inc.* .............................    350,114
Networking Products - 1.0%
            5,535    Cisco Systems, Inc.* ...........................    106,826
Oil Companies - Integrated - 6.2%
            2,400    BP PLC (ADR)** .................................    140,160
            6,625    Exxon Mobil Corp. ..............................    339,597
            1,552    Suncor Energy, Inc. ............................     54,922
              625    Total S.A. - Class B** .........................    136,520
                                                                         671,199
Pharmacy Services - 0.8%
            2,160    Caremark Rx, Inc.* .............................     85,169
Reinsurance - 2.2%
               79    Berkshire Hathaway, Inc. - Class B* ............    231,944
Retail - Building Products - 0.6%
            1,545    Home Depot, Inc. ...............................     66,033
Retail - Consumer Electronics - 1.9%
            3,450    Best Buy Company, Inc. .........................    204,999

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Retail - Discount - 1.2%
            2,400    Target Corp. ...................................$   124,632
Retail - Regional Department Stores - 0.3%
              575    Federated Department Stores, Inc. ..............     33,229
Retail - Restaurants - 1.1%
            2,545    Yum! Brands, Inc. ..............................    120,073
Semiconductor Components/Integrated Circuits - 0.6%
              898    Linear Technology Corp. ........................     34,807
              796    Maxim Integrated Products, Inc. ................     33,742
                                                                          68,549
Soap and Cleaning Preparations - 1.8%
            6,318    Reckitt Benckiser PLC** ........................    190,925
Super-Regional Banks - 0.9%
            2,085    Bank of America Corp. ..........................     97,974
Telecommunication Equipment - Fiber Optics - 0.3%
            2,680    Corning, Inc.* .................................     31,544
Therapeutics - 0.4%
              865    Neurocrine Biosciences, Inc.* ..................     42,645
Transportation - Railroad - 3.1%
            5,395    Canadian National Railway Co.
                      (New York Shares) .............................    330,444
Transportation - Services - 1.4%
              675    FedEx Corp. ....................................     66,481
              920    United Parcel Service, Inc. - Class B ..........     78,623
                                                                         145,104
Web Portals/Internet Service Providers - 1.9%
            5,565    Yahoo!, Inc.* ..................................    209,689
Wireless Equipment - 2.7%
           16,800    Motorola, Inc. .................................    288,960
--------------------------------------------------------------------------------
Total Common Stock (cost $8,393,476) ................................ 10,567,569
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Automotive - Cars and Light Trucks - 0.6%
              100    Porsche A.G.** .................................     63,436
--------------------------------------------------------------------------------
Total Preferred Stock (cost $43,766) ................................     63,436
--------------------------------------------------------------------------------
Repurchase Agreement - 0.9%
         $100,000    Merrill Lynch & Company, Inc., 2.20%
                      dated 12/31/04, maturing 1/3/05
                      to be repurchased at $100,018
                      collateralized by $346,009
                      in U.S. Government Agencies
                      4.50% - 7.00%, 6/1/18 - 10/01/34
                      with a value of $102,001
                      (cost $100,000) ...............................    100,000
--------------------------------------------------------------------------------
Total Investments (total cost $8,537,242) - 99.4% ................... 10,731,005
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6% .......     62,000
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$10,793,005
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                    Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                              $   374,733                            3.5%
Canada                                   495,423                            4.5%
France                                   243,458                            2.3%
Germany                                  118,588                            1.1%
Japan                                    113,274                            1.1%
South Korea                               83,990                            0.8%
Switzerland                              587,476                            5.5%
United Kingdom                           506,750                            4.7%
United States++                        8,207,313                           76.5%
--------------------------------------------------------------------------------
Total                                $10,731,005                          100.0%

++Includes Short-Term Securities (75.6% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and                    Currency          Currency      Unrealized
Settlement Date                    Units Sold    Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05                  30,000          $ 57,233        $ (3,965)
British Pound 5/20/05                  95,000           180,919          (6,473)
Euro 4/15/05                          120,000           163,306          (4,931)
South Korean Won 5/27/05           40,000,000            38,621          (2,243)
--------------------------------------------------------------------------------
Total                                                  $440,079        $(17,612)

See Notes to Schedule of Investments and Financial Statements.


                                        6  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                     Janus Aspen
                                                                        Core
As of December 31, 2004                                                Equity
(all numbers in thousands except net asset value per share)           Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $  8,537
  Investments at value                                                 $ 10,731
    Cash                                                                     44
    Cash denominated in foreign currencies(1)                                --
    Receivables:
       Investments sold                                                      32
       Portfolio shares sold                                                 36
       Dividends                                                             11
       Interest                                                              --
   Other Assets                                                              --
--------------------------------------------------------------------------------
Total Assets                                                             10,854
--------------------------------------------------------------------------------
Liabilities:
    Payables:
       Investments purchased                                                 13
       Portfolio shares repurchased                                          --
       Dividends                                                             --
       Advisory fees                                                          4
       Transfer agent fees and expenses                                      --
       Distribution fees - Service Shares                                    --
    Accrued expenses                                                         26
  Forward currency contracts                                                 18
--------------------------------------------------------------------------------
Total Liabilities                                                            61
Net Assets                                                             $ 10,793
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $ 11,269
  Undistributed net investment income/(loss)*                                 5
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                    (2,657)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                      2,176
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 10,793
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                      $ 10,414
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        565
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $  18.44
--------------------------------------------------------------------------------
Net Assets - Service Shares                                            $    379
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         20
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $  18.59
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Includes cost of $64 for Janus Aspen Core Equity Portfolio.

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                     Janus Aspen
                                                                        Core
For the fiscal year ended December 31, 2004                            Equity
(all numbers in thousands)                                            Portfolio
--------------------------------------------------------------------------------
Investment Income:
   Interest                                                             $     5
   Dividends                                                                141
   Foreign tax withheld                                                      (5)
--------------------------------------------------------------------------------
Total Investment Income                                                     141
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             65
   Transfer agent fees and expenses                                           3
   Registration fees                                                         29
   System fees                                                               20
   Custodian fees                                                            13
   Audit fees                                                                12
   Trustees' fees and expenses                                                4
   Distribution fees - Service Shares                                         1
   Other expenses                                                            10
   Non-recurring costs (Note 2)                                              --
   Costs assumed by Janus Capital Management LLC (Note 2)                    --
--------------------------------------------------------------------------------
Total Expenses                                                              157
Expense and Fee Offsets                                                      --
Net Expenses                                                                157
Excess Expense Reimbursement                                                (30)
Net Expenses After Reimbursement                                            127
Net Investment Income/(Loss)                                                 14
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                    818
   Net realized gain/(loss) from foreign currency transactions              (46)
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                      523
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    1,295
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 1,309
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                                        Janus Aspen
                                                                        Core Equity
For the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                            2004        2003
----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     14    $      2
  Net realized gain/(loss) from investment
    and foreign currency transactions                                  772        (124)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   523       2,245
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      1,309       2,123
----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                (9)        (11)
    Service Shares                                                      --          --
  Net realized gain from investment transactions*
    Institutional Shares                                                --          --
    Service Shares                                                      --          --
  Return of Capital*
    Institutional Shares                                                --          (7)
    Service Shares                                                      --          --
----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (9)        (18)
----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             1,347       5,636
    Service Shares                                                     367         266
  Reinvested dividends and distributions
    Institutional Shares                                                 9          18
    Service Shares                                                      --          --
  Shares repurchased
    Institutional Shares                                            (2,798)     (6,937)
    Service Shares                                                    (314)     (1,282)
----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,389)     (2,299)
----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (89)       (194)
Net Assets:
  Beginning of period                                               10,882      11,076
----------------------------------------------------------------------------------------
End of period                                                     $ 10,793    $ 10,882
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $      5    $     --
----------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares

For a share outstanding during the                                         Janus Aspen Core Equity Portfolio
fiscal year ended December 31                                       2004     2003(1)        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 16.27     $ 13.24     $ 16.26     $ 19.20     $ 27.32
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .03         .02         .05         .11         .07
  Net gain/(loss) on securities (both realized and unrealized)      2.16        3.04       (3.02)      (2.34)      (1.95)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    2.19        3.06       (2.97)      (2.23)      (1.88)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           (.02)       (.02)       (.05)       (.12)       (.07)
  Distributions (from capital gains)*                                 --          --          --        (.59)      (6.17)
  Tax return of capital*                                              --        (.01)         --          --          --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (.02)       (.03)       (.05)       (.71)      (6.24)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 18.44     $ 16.27     $ 13.24     $ 16.26     $ 19.20
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                       13.44%      23.10%     (18.27)%    (11.75)%     (8.07)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $10,414     $10,593     $ 9,825     $12,634     $15,712
Average Net Assets for the Period (in thousands)                 $10,039     $ 9,905     $11,550     $13,983     $17,328
Ratio of Gross Expenses to Average Net Assets(2)                    1.23%       1.25%       1.25%       1.13%       1.25%
Ratio of Net Expenses to Average Net Assets(2)                      1.23%       1.25%       1.25%       1.12%       1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets         0.14%       0.03%       0.32%       0.63%       0.36%
Portfolio Turnover Rate                                               65%         82%         97%        114%         95%

Service Shares

For a share outstanding during the                                         Janus Aspen Core Equity Portfolio
fiscal year ended December 31                                       2004     2003(3)        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 16.42     $ 13.16     $ 16.15     $ 19.05     $ 27.15
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      (.01)         --         .01         .05         .01
  Net gain/(loss) on securities (both realized and unrealized)      2.18        3.30       (2.99)      (2.31)      (1.93)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    2.17        3.30       (2.98)      (2.26)      (1.92)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --        (.04)       (.01)       (.05)       (.01)
  Distributions (from capital gains)*                                 --          --          --        (.59)      (6.17)
  Tax return of capital*                                              --          --(4)       --          --          --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --        (.04)       (.01)       (.64)      (6.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 18.59     $ 16.42     $ 13.16     $ 16.15     $ 19.05
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                       13.22%      25.08%     (18.45)%    (12.04)%     (8.24)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   379     $   289     $ 1,251     $   971     $   306
Average Net Assets for the Period (in thousands)                 $   290     $   219     $ 1,012     $   612     $    93
Ratio of Gross Expenses to Average Net Assets(2)                    1.48%       1.50%       1.50%       1.30%       1.52%
Ratio of Net Expenses to Average Net Assets(2)                      1.48%       1.50%       1.50%       1.30%       1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets        (0.09)%     (0.39)%      0.09%       0.44%       0.38%
Portfolio Turnover Rate                                               65%         82%         97%        114%         95%

*     See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).
(2)   See Note 4 in Notes to Financial Statements.
(3) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).
(4) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Notes to Schedule of Investments

S&P 500(R) Index      The Standard & Poor's Composite Index of 500 stocks, a
                      widely recognized, unmanaged index of common stock prices.

ADR                   American Depositary Receipt

New York Shares       Securities of foreign companies trading on the New York
                      Stock Exchange

PLC                   Public Limited Company

*     Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                                       $952,786
--------------------------------------------------------------------------------


11  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Core Equity Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of


                                       Janus Aspen Series  December 31, 2004  12

Notes to Financial Statements

such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.


13  Janus Aspen Series  December 31, 2004

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.60%.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.20% of average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                 DST Securities, Inc.              Portfolio Expense         DST Systems
Portfolio                                          Commissions Paid                    Reduction                Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                         $--                              $--                  $1,984
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  14

Notes to Financial Statements

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                   Undistributed    Undistributed                                     Other Book        Net Tax
                                      Ordinary        Long-Term       Accumulated     Post-October      to Tax       Appreciation/
Portfolio                              Income           Gains        Capital Losses     Deferral      Differences   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio      $4,868            $--          $(2,627,710)        $--          $(2,127)       $2,149,473
------------------------------------------------------------------------------------------------------------------------------------

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                                              December 31, 2009    December 31, 2010   December 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                                          $(954,512)         $(1,375,882)          $(297,316)
------------------------------------------------------------------------------------------------------------------------------------

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                        Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                                       $781,104
--------------------------------------------------------------------------------


15  Janus Aspen Series  December 31, 2004

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                  Federal Tax          Unrealized         Unrealized
Portfolio                                                            Cost             Appreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                                 $ 8,581,532          $2,250,083         $(100,610)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                          Distributions
For the fiscal year ended December 31, 2004         ------------------------------------------------------
                                                    From Ordinary        From Long-Term      Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains         Capital           Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                       $9,203                 $--                $--             $--
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Distributions
For the fiscal year ended December 31, 2003         ------------------------------------------------------
                                                    From Ordinary        From Long-Term      Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains         Capital           Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                      $10,941                 $--              $7,184            $--
------------------------------------------------------------------------------------------------------------------------------------

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31                      Institutional Shares          |            Service Shares
Portfolio                                        2004(1)    2003    2002    2001    2000  | 2004(1)   2003   2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                  1.52%   2.08%   1.87%   1.13%   1.65%  |   1.76%  2.35%  2.12%   1.30%    2.03%
------------------------------------------------------------------------------------------------------------------------------------

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


                                       Janus Aspen Series  December 31, 2004  16

Notes to Financial Statements

5. CAPITAL SHARE TRANSACTIONS

                                                                  Janus Aspen
                                                                  Core Equity
For the fiscal year ended December 31                              Portfolio
(all numbers in thousands)                                       2004      2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                      81       390
  Reinvested dividends and distributions                           --         1
  Shares Repurchased                                             (167)     (482)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions             (86)      (91)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                           651       742
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 565       651
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                      21        18
  Reinvested dividends and distributions                           --        --
  Shares Repurchased                                              (19)      (95)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions               2       (77)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                            18        95
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                  20        18
--------------------------------------------------------------------------------

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                       Purchase of Long-       Proceeds from Sales
                                               Purchase of     Proceeds from Sales    Term U.S. Government     of Long-Term U.S.
Portfolio                                       Securities        of Securities           Obligations        Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio               $6,494,567         $7,798,056                $--                      $--
------------------------------------------------------------------------------------------------------------------------------------

7. RESTATEMENT

Janus Aspen Core Equity Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                          As Previously Reported      Adjustment        As Restated
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares

   Net investment income/(loss) per share                                           $0.32               $(0.30)           $ 0.02
   Net gain/(loss) on securities (both realized and unrealized) per share           $2.74               $ 0.30            $ 3.04
   Ratio of Net Investment Income/(Loss) to Average Net Assets                       2.00%               (1.97)%            0.03%

Service Shares

   Net investment income/(loss) per share                                           $0.32               $(0.32)           $   --
   Net gain/(loss) on securities (both realized and unrealized) per share           $2.98               $ 0.32            $ 3.30
   Ratio of Net Investment Income/(Loss) to Average Net Assets                       2.20%               (2.59)%           (0.39)%


17  Janus Aspen Series  December 31, 2004

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                       Janus Aspen Series  December 31, 2004  18

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Core Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Core Equity Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


19  Janus Aspen Series  December 31, 2004

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


                                       Janus Aspen Series  December 31, 2004  20

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


21  Janus Aspen Series  December 31, 2004

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                       Janus Aspen Series  December 31, 2004  22

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio                                           100%
--------------------------------------------------------------------------------


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Karen L. Reidy            Executive Vice President and               1/00-Present            Vice President of Janus Capital and
151 Detroit Street        Portfolio Manager Core Equity Portfolio                            Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts. Formerly, Analyst (1995-
Age 36                                                                                       1999) for Janus Capital Corporation.

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


27  Janus Aspen Series  December 31, 2004

Notes










                                       Janus Aspen Series  December 31, 2004  28

Notes









29  Janus Aspen Series  December 31, 2004

Notes










                                       Janus Aspen Series  December 31, 2004  30

Notes










31  Janus Aspen Series  December 31, 2004

Notes








                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)


C-0105-274                                                      109-02-711 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Flexible Income Portfolio



                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................. 2
Statement of Assets and Liabilities .........................................11
Statement of Operations .....................................................12
Statements of Changes in Net Assets .........................................13
Financial Highlights ........................................................14
Notes to Schedule of Investments ............................................15
Notes to Financial Statements ...............................................16
Report of Independent Registered Public Accounting Firm .....................23
Additional Information ......................................................24
Explanations of Charts, Tables and Financial Statements .....................25
Designation Requirements ....................................................27
Trustees and Officers .......................................................28

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the fund manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Flexible Income Fund (unaudited)

                                                              [PHOTO]
                                                              Ron Speaker
                                                              portfolio manager

================================================================================
Portfolio Strategy

This portfolio seeks to maximize total return while minimizing the risk to capital by primarily investing in a wide variety of income-producing securities in an effort to both take advantage of and minimize the effect of changing economic conditions.
================================================================================

Performance Overview

For the 12-month period ended December 31, 2004, Janus Aspen Flexible Income Portfolio posted a solid gain against a backdrop of volatile interest rates and economic uncertainty. However, the Portfolio trailed its benchmark during this period, returning 3.97% for its Institutional Shares and 3.70% for its Service Shares, while the Lehman Brothers Government/Credit Index advanced by 4.19%.

The Portfolio's relative performance fell short due to our conservative positioning in the summer months when bonds unexpectedly surged higher. In anticipation of interest rate hikes from the Federal Reserve Board (the "Fed"), we maintained an average duration below the Index. As it happened, investors' doubt over the strength of the economy appeared to eclipse concern over the Fed's actions, and demand for longer-duration bonds grew. Unfortunately, the Portfolio was unable to capture the full extent of the ensuing rally.

Strategy in this Environment

Throughout the year, I exercised careful credit selection within the corporate bond and high-yield universes, where spreads tightened dramatically and defaults declined over the course of the year. By seeking companies that have taken decisive steps to fortify their balance sheets, reduce leverage and grow their cash flows, I exposed the Portfolio to recipients of credit upgrades and other outperformers. Meanwhile, I maintained an emphasis on diversification, investing in a full range of debt securities. These included Treasuries and agency bonds, corporate bonds, preferred stock, convertibles, and high-yield bonds. This flexible approach allowed me to mitigate volatility to a certain extent and shift assets toward areas of strength.

Portfolio Profile
--------------------------------------------------------------------------------
                                        December 31, 2004     December 31, 2003

Weighted Average Maturity                    6.9 Yrs               7.3 Yrs.
Average Modified Duration**                  5.1 Yrs               5.2 Yrs.
30-Day Current Yield***
  Institutional Shares                         4.15%                  3.85%
Service Shares                                 3.93%                  3.58%
Weighted Average Fixed Income
  Credit Rating                                   A                      A
Number of Bonds/Notes                           229                    246

**    A theoretical measure of price volatility.
***   Yield will fluctuate.

Portfolio Composition

As of December 31, 2004, we invested approximately 40.3% of the Portfolio's total net assets in investment-grade bonds and 16.8% in high-yield bonds. Meanwhile, U.S. Treasury and agency bonds accounted for 27.5% and 12.0% of the Portfolio's total net assets, respectively. Finally, foreign bonds and preferred stocks accounted for 0.9% and 0.7% of the Portfolio's total net assets, respectively, with the remaining 1.8% in cash.

Relatively Short Average Duration Held the Fund Back

Recognizing that interest rates were unlikely to sustain their 40-year lows, I took steps early in the year in an effort toward mitigating the Portfolio's interest-rate sensitivity, shortening the average duration of our holdings. At certain points, this strategy worked to the Portfolio's advantage. However, it proved detrimental during the critical third quarter of 2004, when longer-duration securities suddenly surged higher. This was a surprising turn of events, given the concurrent rise in short-term interest rates. Rather than focusing on the Fed's tightening, investors' concern over the economy took center stage, inciting demand for "safe-haven" investments like 10-year Treasuries.

Although our constant emphasis on diversification allowed exposure to some longer-duration bonds, it was not heavy enough to take full advantage of the sharp drop in these securities' yields. Furthermore, some of our shorter maturity high-yield bonds and yield-to-call positions simply could not compete in this environment, causing the Portfolio to lag its benchmark index.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Flexible Income Portfolio
(unaudited)

Exposure to High-Yield Turnaround Names Aided Performance

Our bottom-up research helped us identify previously downtrodden names in the high-yield arena that we believe have the potential to reverse course. For example, utility Allegheny Energy enjoyed a significant turnaround during the reporting period, bolstering the Portfolio's overall performance. In 2002, the company came close to bankruptcy after entering the volatile energy trading arena. Since then, a new management team headed by CEO Paul Evanson has successfully worked to improve the company's credit by aggressively reducing debt.

Other strong performers included Texas Utilities Corporation and Tyco International. Texas Utilities, which operates both competitive and regulated energy businesses in the state of Texas, benefited from balance sheet improvements as well as higher natural gas prices. Meanwhile, I invested in debt issued by Tyco after determining that the company's short- and long-term debts would likely be reclassified from high-yield to the more attractive investment-grade status. We were not disappointed, as Moody's Investors Service boosted its ratings on Tyco to investment grade after noting that the company's diverse business lines had remained strong, it had cut back its debt and its profit margins had improved.

Significant Areas of Investment - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                           Janus Aspen Flexible
                                                             Income Portfolio
                                                             ----------------
Electric - Integrated                                               7.1%
Containers - Metal and Glass                                        2.2%
Oil Companies - Exploration and Production                          2.2%
Pipelines                                                           2.2%
Diversified Operations                                              2.0%

Investment Strategy and Outlook

After such a strong performance in the third quarter of 2004, I believe the bond market will likely trade in a tighter range in the near future. Economic factors will continue to remain key to the bond market in 2005, more specifically payroll employment growth, inflation and the effects of a weak U.S. dollar. With the presidential election resolved, investors' uncertainty should subside, and we could see the economy gain traction. Additionally, I believe the Fed will continue on its stated path to raise interest rates at a measured pace, with hopes of reaching a more neutral funds rate. Under this scenario, we will likely stay closer to our duration benchmarks and utilize our credit skills to find opportunities in the diverse bond markets. I expect to manage the portfolio conservatively in the coming months, seeking more yield-advantaged corporate bonds. I continue to remain confident that our credit selection and flexible strategy will help provide solid returns while preserving capital.

Thank you for your continued investment in Janus Aspen Flexible Income
Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                     Janus Aspen Flexible
                      Income Portfolio -          Lehman Brothers
                     Institutional Shares     Government/Credit Index
                     --------------------     -----------------------
 9/13/1993*                $10,000                    $10,000
 9/30/1993                 $10,020                    $ 9,931
10/31/1993                 $10,130                    $ 9,972
11/30/1993                 $10,000                    $ 9,859
12/31/1993                 $10,070                    $ 9,902
 1/31/1994                 $10,272                    $10,051
 2/28/1994                 $10,161                    $ 9,833
 3/31/1994                 $10,040                    $ 9,592
 4/30/1994                 $ 9,999                    $ 9,513
 5/31/1994                 $ 9,999                    $ 9,495
 6/30/1994                 $ 9,989                    $ 9,473
 7/31/1994                 $10,060                    $ 9,662
 8/31/1994                 $10,091                    $ 9,666
 9/30/1994                 $10,060                    $ 9,520
10/31/1994                 $10,071                    $ 9,509
11/30/1994                 $10,030                    $ 9,492
12/31/1994                 $ 9,979                    $ 9,555
 1/31/1995                 $10,126                    $ 9,738
 2/28/1995                 $10,389                    $ 9,964
 3/31/1995                 $10,516                    $10,031
 4/30/1995                 $10,726                    $10,171
 5/31/1995                 $11,200                    $10,597
 6/30/1995                 $11,221                    $10,682
 7/31/1995                 $11,265                    $10,641
 8/31/1995                 $11,406                    $10,777
 9/30/1995                 $11,731                    $10,886
10/31/1995                 $11,926                    $11,046
11/30/1995                 $12,099                    $11,228
12/31/1995                 $12,360                    $11,393
 1/31/1996                 $12,495                    $11,464
 2/29/1996                 $12,304                    $11,221
 3/31/1996                 $12,226                    $11,127
 4/30/1996                 $12,326                    $11,051
 5/31/1996                 $12,382                    $11,032
 6/30/1996                 $12,484                    $11,179
 7/31/1996                 $12,507                    $11,205
 8/31/1996                 $12,566                    $11,178
 9/30/1996                 $12,927                    $11,376
10/31/1996                 $13,195                    $11,642
11/30/1996                 $13,497                    $11,856
12/31/1996                 $13,496                    $11,724
 1/31/1997                 $13,568                    $11,738
 2/28/1997                 $13,736                    $11,763
 3/31/1997                 $13,580                    $11,623
 4/30/1997                 $13,700                    $11,793
 5/31/1997                 $13,868                    $11,903
 6/30/1997                 $14,083                    $12,046
 7/31/1997                 $14,483                    $12,414
 8/31/1997                 $14,358                    $12,275
 9/30/1997                 $14,620                    $12,468
10/31/1997                 $14,795                    $12,668
11/30/1997                 $14,882                    $12,734
12/31/1997                 $15,083                    $12,868
 1/31/1998                 $15,365                    $13,050
 2/28/1998                 $15,403                    $13,023
 3/31/1998                 $15,595                    $13,063
 4/30/1998                 $15,659                    $13,129
 5/31/1998                 $15,774                    $13,270
 6/30/1998                 $15,924                    $13,405
 7/31/1998                 $15,977                    $13,416
 8/31/1998                 $15,924                    $13,678
 9/30/1998                 $16,323                    $14,069
10/31/1998                 $16,057                    $13,969
11/30/1998                 $16,336                    $14,053
12/31/1998                 $16,456                    $14,087
 1/31/1999                 $16,648                    $14,187
 2/28/1999                 $16,361                    $13,850
 3/31/1999                 $16,552                    $13,919
 4/30/1999                 $16,702                    $13,953
 5/31/1999                 $16,443                    $13,809
 6/30/1999                 $16,352                    $13,766
 7/31/1999                 $16,381                    $13,728
 8/31/1999                 $16,310                    $13,717
 9/30/1999                 $16,366                    $13,841
10/31/1999                 $16,437                    $13,877
11/30/1999                 $16,593                    $13,869
12/31/1999                 $16,721                    $13,785
 1/31/2000                 $16,706                    $13,781
 2/29/2000                 $16,852                    $13,954
 3/31/2000                 $16,955                    $14,155
 4/30/2000                 $16,735                    $14,086
 5/31/2000                 $16,633                    $14,073
 6/30/2000                 $16,926                    $14,361
 7/31/2000                 $16,989                    $14,513
 8/31/2000                 $17,157                    $14,718
 9/30/2000                 $17,248                    $14,773
10/31/2000                 $17,263                    $14,866
11/30/2000                 $17,400                    $15,120
12/31/2000                 $17,766                    $15,418
 1/31/2001                 $18,076                    $15,677
 2/28/2001                 $18,262                    $15,839
03/31/2001                 $18,309                    $15,911
 4/30/2001                 $18,185                    $15,792
 5/31/2001                 $18,247                    $15,883
06/30/2001                 $18,261                    $15,959
 7/31/2001                 $18,724                    $16,357
 8/31/2001                 $18,995                    $16,567
 9/30/2001                 $19,074                    $16,719
10/31/2001                 $19,553                    $17,143
11/30/2001                 $19,314                    $16,862
12/31/2001                 $19,141                    $16,729
01/31/2002                 $19,256                    $16,852
02/28/2002                 $19,420                    $16,995
03/31/2002                 $19,075                    $16,650
04/30/2002                 $19,437                    $16,973
05/31/2002                 $19,584                    $17,130
06/30/2002                 $19,748                    $17,275
07/31/2002                 $19,967                    $17,483
 8/31/2002                 $20,405                    $17,875
 9/30/2002                 $20,859                    $18,260
10/31/2002                 $20,708                    $18,085
11/30/2002                 $20,657                    $18,096
12/31/2002                 $21,146                    $18,575
 1/31/2003                 $21,146                    $18,575
 2/28/2003                 $21,525                    $18,906
03/31/2003                 $21,576                    $18,881
 4/30/2003                 $21,851                    $19,083
 5/31/2003                 $22,367                    $19,625
06/30/2003                 $22,357                    $19,547
07/31/2003                 $21,671                    $18,727
 8/31/2003                 $21,759                    $18,851
09/30/2003                 $22,375                    $19,448
10/31/2003                 $22,216                    $19,202
11/30/2003                 $22,252                    $19,253
12/31/2003                 $22,498                    $19,443
 1/31/2004                 $22,679                    $19,619
 2/29/2004                 $22,913                    $19,859
 3/31/2004                 $23,111                    $20,041
 4/30/2004                 $22,516                    $19,426
 5/31/2004                 $22,372                    $19,327
 6/30/2004                 $22,447                    $19,406
 7/31/2004                 $22,670                    $19,611
 8/31/2004                 $23,081                    $20,026
 9/30/2004                 $23,174                    $20,096
10/31/2004                 $23,360                    $20,270
11/30/2004                 $23,174                    $20,045
12/31/2004                 $23,391                    $20,258

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                          One       Five      Ten       Since
                                          Year      Year      Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Flexible Income
Portfolio - Institutional Shares          3.97%     6.94%     8.89%     7.81%
--------------------------------------------------------------------------------
Janus Aspen Flexible Income
Portfolio - Service Shares                3.70%     6.70%     8.67%     7.62%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                              4.19%     8.00%     7.80%     6.45%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for
Variable Annuity Intermediate
Investment Grade Debt Funds               31/43     16/25      1/11       1/8
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - September 13, 1993

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Institutional Shares             (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,042.10                     $2.82
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,022.37                     $2.80
--------------------------------------------------------------------------------------------------------------------------

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,040.20                     $4.10
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,021.11                     $4.06
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Bond portfolios have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds portfolios.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the portfolio and selling of bonds within the portfolio by the portfolio manager.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Flexible Income Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Corporate Bonds - 57.2%
Advertising Agencies - 0.3%
               Interpublic Group of Companies, Inc.:
     $575,000    5.40%, notes, due 11/15/09 .......................$    582,133
      750,000    6.25%, notes, due 11/15/14 .......................     758,895
                                                                      1,341,028
Aerospace and Defense - 0.2%
    1,050,000  Northrop Grumman Corp., 4.079%
                 notes, due 11/16/06 ..............................   1,060,610
Agricultural Operations - 0.5%
    1,975,000  Bunge Limited Finance Corp., 4.375%
                 company guaranteed notes, due 12/15/08 ...........   1,990,156
Automotive - Cars and Light Trucks - 0.1%
      550,000  General Motors Corp., 7.125%
                 senior notes, due 7/15/13    562,833
Beverages - Non-Alcoholic - 0.3%
    1,450,000  Coca-Cola Enterprises, Inc., 4.375%
                 notes, due 9/15/09 ...............................   1,471,737
Brewery - 1.3%
               Anheuser-Busch Companies, Inc.:
      675,000    5.95%, debentures, due 1/15/33 ...................     728,294
      350,000    6.00%, bonds, due 11/1/41 ........................     371,125
    2,495,000  Coors Brewing Co., 6.375%
                 company guaranteed notes, due 5/15/12 ............   2,743,166
    1,050,000  Miller Brewing Co., 5.50%
                 notes, due 8/15/13 (144A) ........................   1,097,508
      600,000  SABMiller PLC, 6.625%
                 bonds, due 8/15/33 (144A) ........................     680,598
                                                                      5,620,691
Building - Residential and Commercial - 0.3%
      725,000  D.R. Horton, Inc., 4.875%
                 notes, due 1/15/10 ...............................     721,375
      475,000  KB Home, 5.75%
                 senior notes, due 2/1/14 .........................     470,250
                                                                      1,191,625
Cable Television - 1.4%
Comcast Cable Communications, Inc.:
    2,450,000    6.20%, notes, due 11/15/08 .......................   2,645,749
    1,650,000    5.85%, company guaranteed
                 notes due 1/15/10 ................................   1,768,746
    1,550,000  Cox Communications, Inc., 4.625%
                 notes, due 1/15/10 (144A) ........................   1,546,426
                                                                      5,960,921
Casino Hotels - 0.1%
      450,000  Wynn Las Vegas LLC, 6.625%
                 first mortgage notes, due 12/1/14 (144A) .........     445,500
Cellular Telecommunications - 0.9%
               Nextel Communications, Inc.:
    1,525,000    6.875%, senior notes, due 10/31/13 ...............   1,654,625
      550,000    7.375%, senior notes, due 8/1/15 .................     605,000
    1,450,000  Rogers Wireless Communications, Inc., 5.525%
                 secured notes, due 12/15/10 (144A)(omega).........   1,518,875
                                                                      3,778,500
Chemicals - Diversified - 0.2%
      775,000  Yara International ASA, 5.25%
                 notes, due 12/15/14 (144A) .......................     779,927
Chemicals - Specialty - 0.3%
               Lubrizol Corp.:
      725,000    5.50%, senior notes, due 10/1/14 .................     729,273
      550,000    6.50%, debentures, due 10/1/34 ...................     560,151
                                                                      1,289,424
Commercial Banks - 1.8%
    1,525,000  BB&T Corp., 5.20%
                 subordinated notes, due 12/23/15 .................   1,554,497
      825,000  Hudson United Bank, 7.00%
                 subordinated notes, due 5/15/12 ..................     924,079
    2,075,000  Sovereign Bank, 5.125%
                 subordinated notes, due 3/15/13 ..................   2,077,315
               Zions Bancorporation:
    1,700,000    2.70%, senior notes, due 5/1/06 ..................   1,685,477
    1,420,000    6.00%, subordinated notes, due 9/15/15 ...........   1,513,726
                                                                      7,755,094
Computers - 0.3%
    1,500,000  IBM Corp., 2.375%
                 notes, due 11/1/06 ...............................   1,478,775
Consumer Products - Miscellaneous - 1.2%
               Dial Corp.:
    3,100,000    7.00%, senior notes, due 8/15/06 .................   3,272,397
    1,950,000    6.50%, senior notes, due 9/15/08 .................   2,108,551
                                                                      5,380,948
Containers - Metal and Glass - 2.2%
      675,000  Ball Corp., 6.875%
                 company guaranteed notes, due 12/15/12 ...........     725,625
               Owens-Brockway Glass Container, Inc.:
    1,015,000    8.875%, company guaranteed notes
                 due 2/15/09 ......................................   1,102,544
      625,000    7.75%, company guaranteed notes
                 due 2/15/09 ......................................     676,563
      575,000    6.75%, bonds, due 12/1/14 (144A) .................     824,554
               Owens-Illinois, Inc.:
    1,350,000    8.10%, senior notes, due 5/15/07 .................   1,437,750
    4,350,000    7.35%, senior notes, due 5/15/08 .................   4,567,499
                                                                      9,334,535
Cosmetics and Toiletries - 1.1%
    2,500,000  Gillette Co., 4.125%
                 senior notes, due 8/30/07(omega)..................   2,538,662
    2,375,000  Procter & Gamble Co., 4.75%
                 notes, due 6/15/07 ...............................   2,443,816
                                                                      4,982,478
Cruise Lines - 0.1%
      575,000  Royal Caribbean Cruises, Ltd., 6.875%
                 senior notes, due 12/1/13 ........................     621,000
Data Processing and Management - 0.3%
    1,450,000  Fiserv, Inc., 3.00%
                 notes, due 6/27/08 ...............................   1,406,313
Diversified Financial Services - 1.0%
               General Electric Capital Corp.:
      575,000    3.50%, notes, due 5/1/08 .........................     570,715
    2,800,000    3.75%, notes, due 12/15/09 .......................   2,755,614
    1,075,000    4.375%, notes, due 11/21/11 ......................   1,068,619
                                                                      4,394,948

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Diversified Operations - 2.0%
  $   750,000  Hutchison Whampoa International, Ltd.
                 5.45%, company guaranteed notes
                 due 11/24/10 .....................................$    776,759
               Tyco International Group S.A.:
    1,650,000    6.375%, company guaranteed notes
                 due 2/15/06** ....................................   1,704,978
    2,750,000    5.80%, company guaranteed notes
                 due 8/1/06** .....................................   2,847,269
      725,000    6.125%, company guaranteed notes
                 due 11/1/08** ....................................     781,114
    1,275,000    6.375%, company guaranteed notes
                 due 10/15/11** ...................................   1,407,671
      925,000    6.00%, company guaranteed notes
                 due 11/15/13** ...................................   1,007,751
                                                                      8,525,542
Electric - Generation - 0.7%
    2,475,000  Allegheny Energy Supply Company LLC
                 8.25%, bonds, due 4/15/12 (144A)(omega),ss. ......   2,765,813
      300,000  Texas Genco Holdings, Inc., 6.875%
                 senior notes, due 12/15/14 (144A) ................     310,125
                                                                      3,075,938
Electric - Integrated - 7.1%
      750,000  Alabama Power Co., 3.50%
                 senior notes, due 11/15/07 .......................     747,430
               Centerpoint Energy, Inc.:
      725,000    5.875%, senior notes, due 6/1/08 .................     758,632
      725,000    6.85%, senior notes, due 6/1/15 ..................     802,506
      525,000  CMS Energy Corp., 7.50% senior notes
                 due 1/15/09 ......................................     559,125
    1,200,000  Consumers Energy Co., 4.40%
                 first mortgage notes, due 8/15/09 (144A) .........   1,207,567
    1,100,000  Dominion Resources, Inc., 5.125%
                 senior notes, due 12/15/09 .......................   1,138,174
    3,250,000  MidAmerican Energy Holdings Co., 3.50%
                 senior notes, due 5/15/08 ........................   3,183,543
    1,800,000  Monongahela Power Co., 6.70%
                 first mortgage notes, due 6/15/14 (144A) .........   1,994,170
      725,000  NiSource, Inc., 3.628%
                 notes, due 11/1/06 ...............................     724,158
      350,000  Northern States Power Co., 2.875%
                 first mortgage notes, due 8/1/06 .................     347,146
      725,000  Pacific Gas and Electric Co., 4.80%
                 first mortgage notes, due 3/1/14 .................     722,460
      350,000  Potomac Edison Co., 5.35%
                 first mortgage notes, due 11/15/14 (144A) ........     352,724
      275,000  Public Service Company of Colorado, 6.875%
                 senior notes, due 7/15/09 ........................     304,874
    1,375,000  Southwestern Public Service Co., 5.125%
                 senior notes, due 11/1/06 ........................   1,412,107
               Southern California Edison Co.:
    1,700,000    7.625%, notes, due 1/15/10 .......................   1,956,008
      525,000    5.00%, first mortgage notes, due 1/15/14 .........     533,496
      925,000    6.00%, first mortgage notes, due 1/15/34 .........     982,727
    1,100,000    5.75%, first mortgage notes, due 4/1/35 ..........   1,128,037
               TXU Corp.:
    2,150,000    6.375%, senior notes, due 6/15/06 ................   2,232,141
    1,500,000    4.80%, notes, due 11/15/09 (144A) ................   1,502,685
    1,500,000    5.55%, notes, due 11/15/14 (144A) ................   1,490,115
    2,275,000    6.50%, notes, due 11/15/24 (144A) ................   2,278,797
    1,350,000  TXU Energy Co., 7.00%
                 senior notes, due 3/15/13 ........................   1,507,749
               Xcel Energy, Inc.:
    1,625,000    3.40%, senior notes, due 7/1/08 ..................   1,593,174
    1,250,000    7.00%, senior notes, due 12/1/10 .................   1,409,038
                                                                     30,868,583
Electronic Components - Semiconductors - 0.7%
    1,225,000  Advanced Micro Devices, Inc., 7.75%
                 senior notes, due 11/1/12 (144A) .................   1,275,531
               Freescale Semiconductor, Inc.:
      900,000    6.875%, senior notes, due 7/15/11 ................     965,250
      900,000    7.125%, senior notes, due 7/15/14 ................     976,500
                                                                      3,217,281
Fiduciary Banks - 0.4%
    1,925,000  Bank of New York Company, Inc., 3.625%
                 senior notes, due 1/15/09 ........................   1,899,451
Finance - Auto Loans - 1.3%
               Ford Motor Credit Co.:
    1,200,000    7.375%, notes, due 10/28/09 ......................   1,294,402
      850,000    7.00%, notes, due 10/1/13 ........................     901,112
               General Motors Acceptance Corp.:
    2,575,000    6.125%, notes, due 9/15/06 .......................   2,639,846
      950,000    5.85%, senior unsubordinated .....................       notes
                 due 1/14/09 ......................................     962,510
                                                                      5,797,870
Finance - Commercial - 1.2%
               Caterpillar Financial Services Corp.:
    1,250,000    2.35%, notes, due 9/15/06 ........................   1,229,593
    2,500,000    3.10%, notes, due 5/15/07 ........................   2,478,925
    1,525,000  CIT Group, Inc., 3.65% notes, due 11/23/07 .........   1,519,104
                                                                      5,227,622
Finance - Consumer Loans - 1.7%
    2,900,000  Household Finance Corp., 4.625%
                 notes, due 1/15/08 ...............................   2,969,400
               John Deere Capital Corp.:
    1,050,000    3.625%, notes, due 5/25/07 .......................   1,049,961
    1,100,000    3.375%, senior notes, due 10/1/07 ................   1,089,900
               SLM Corp.:
    1,750,000    3.95%, notes, due 8/15/08 ........................   1,751,799
      625,000    4.66%, notes, due 1/31/14(omega)..................     631,575
                                                                      7,492,635
Finance - Credit Card - 0.2%
    1,025,000  Capital One Bank, 5.75%
                 notes, due 9/15/10 ...............................   1,087,327
Finance - Investment Bankers/Brokers - 0.5%
    2,250,000  Jefferies Group, Inc., 5.50%
                 senior notes, due 3/15/16 ........................   2,236,813
Finance - Other Services - 0.2%
      725,000  Athena Neuro Financial LLC, 7.25%
                 company guaranteed notes, due 2/21/08 ............     757,625

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Janus Aspen Flexible Income Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Food - Diversified - 1.9%
               Del Monte Corp.:
     $375,000    9.25%, company guaranteed notes
                 due 5/15/11 ......................................$    410,625
      785,000    8.625%, senior subordinated notes
                 due 12/15/12(omega)...............................     879,200
               General Mills, Inc.:
    2,850,000    3.875%, notes, due 11/30/07 ......................   2,859,114
      375,000    6.00%, notes, due 2/15/12 ........................     406,927
               Kellogg Co.:
    3,350,000    2.875%, senior notes, due 6/1/08 .................   3,253,792
      625,000    6.60%, notes, due 4/1/11 .........................     700,140
                                                                      8,509,798
Food - Retail - 0.2%
      775,000  Kroger Co., 4.95%
                 senior notes, due 1/15/15 ........................     768,905
Foreign Government - 1.0%
      725,000  China Development Bank, 4.75%
                 notes, due 10/8/14 ...............................     708,514
      700,000  Republic of Panama, 7.25%
                 notes, due 3/15/15 ...............................     728,000
               United Mexican States:
    1,900,000    4.625%, notes, due 10/8/08 .......................   1,923,750
      900,000    6.625%, notes, due 3/3/15 ........................     966,600
                                                                      4,326,864
Funeral Services and Related Items - 0.0%
      100,000  Service Corporation International, 6.00%
                 notes, due 12/15/05 ..............................     101,750
Gas - Distribution - 0.7%
    1,550,000  Atmos Energy Corp., 4.95%
                 notes, due 10/15/14 ..............................   1,536,033
    1,450,000  Southwest Gas Corp., 7.625%
                 senior notes, due 5/15/12 ........................   1,680,086
                                                                      3,216,119
Hotels and Motels - 0.8%
    3,350,000  Starwood Hotels & Resorts Worldwide, Inc.
                 6.75% notes, due 11/15/05 ........................   3,442,125
Independent Power Producer - 0.6%
               Reliant Energy, Inc.:
    1,550,000    9.50%, secured notes, due 7/15/13 ................   1,761,187
      950,000    6.75%, secured notes, due 12/15/14 ...............     944,063
                                                                      2,705,250
Investment Management and Advisory Services - 0.3%
    1,300,000  Franklin Resources, Inc., 3.70%
                 notes, due 4/15/08 ...............................   1,296,929
Leisure and Recreation Products - 0.1%
      225,000  K2, Inc., 7.375%
                 Senior notes, due 7/1/14 (144A) ..................     246,375
Leisure, Recreation and Gaming - 0.2%
      700,000  Hard Rock Hotel, Inc., 8.875%
                 notes, due 6/1/13 ................................     773,500
Life and Health Insurance - 0.8%
    1,325,000  Americo Life, Inc., 7.875%
                 notes, due 5/1/13 (144A)ss. ......................   1,369,936
    2,050,000  StanCorp Financial Group, Inc., 6.875%
                 senior notes, due 10/1/12 ........................   2,252,794
                                                                      3,622,730
Machine Tools and Related Products - 0.7%
    2,900,000  Kennametal, Inc., 7.20%
                 senior notes, due 6/15/12 ........................   3,222,582
Medical - Biomedical and Genetic - 0.3%
    1,525,000  Amgen, Inc., 4.00%
                 senior notes, due 11/18/09 (144A) ................   1,520,269
Medical - Drugs - 0.2%
      900,000  Elan Corporation PLC, 7.75%
                 senior notes, due 11/15/11 (144A)** ..............     958,500
Medical - HMO - 0.8%
    1,675,000  UnitedHealth Group, Inc., 3.30%
                 senior notes, due 1/30/08 ........................   1,649,168
    1,125,000  WellPoint Health Networks, Inc., 6.375%
                 notes, due 6/15/06 ...............................   1,171,402
      775,000  WellPoint, Inc., 3.75%
                 notes, due 12/14/07 (144A) .......................     774,593
                                                                      3,595,163
Medical - Nursing Homes - 0.5%
      250,000  Genesis HealthCare Corp., 8.00%
                 senior subordinated notes, due 10/15/13 ..........     271,250
    1,950,000  Manor Care, Inc., 6.25%
                 company guaranteed notes, due 5/1/13 .............   2,083,969
                                                                      2,355,219
Medical Instruments - 0.3%
    1,525,000  Boston Scientific Corp., 4.25%
                 notes, due 1/12/11 ...............................   1,514,267
Medical Products - 0.1%
      250,000  Fresenius Medical Care Capital Trust IV
                 7.875%, company guaranteed notes
                 due 6/15/11 ......................................     278,750
Metal - Diversified - 0.5%
    2,075,000  Freeport-McMoRan Copper & Gold, Inc.
                 10.125%, senior notes, due 2/1/10 ................   2,370,688
Metal Processors and Fabricators - 0.2%
      900,000  Precision Castparts Corp., 5.60%
                 company guaranteed notes, due 12/15/13 ...........     917,714
Motorcycle and Motor Scooter Manufacturing - 0.2%
    1,075,000  Harley-Davidson, Inc., 3.625%
                 notes, due 12/15/08 (144A) .......................   1,066,743
Multimedia - 1.1%
      590,000  Corus Entertainment, Inc., 8.75%
                 senior subordinated notes, due 3/1/12 ............     647,525
    2,500,000  News America, Inc., 6.625%
                 senior notes, due 1/9/08 .........................   2,698,140
    1,550,000  Time Warner, Inc., 6.125%
                 company guaranteed notes, due 4/15/06 ............   1,604,965
                                                                      4,950,630
Music - 0.1%
      625,000  WMG Holdings Corp., 6.905%
                 senior notes, due 12/15/11 (144A)(omega)..........     629,688
Mutual Insurance - 0.2%
      775,000  Nationwide Mutual Insurance Co., 5.81%
                 notes, due 12/15/24 (144A)(omega).................     788,109
Networking Products - 0%
      996,000  Candescent Technologies Corp., 8.00%
                 convertible senior subordinated debentures
                 due 5/1/03 (144A)(omega),(delta),ss.,(sigma)......           0

See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Non-Hazardous Waste Disposal - 0.9%
    3,275,000  Waste Management, Inc., 7.375%
                 senior notes, due 8/1/10 .........................   3,753,979
Oil Companies - Exploration and Production - 2.2%
    3,150,000  Anadarko Petroleum Corp., 3.25%
                 notes, due 5/1/08 ................................   3,095,841
    2,500,000  Devon Energy Corp., 2.75%
                 senior notes, due 8/1/06 .........................   2,470,705
      375,000  Forest Oil Corp., 8.00%
                 senior notes, due 12/15/11 .......................     428,438
    1,500,000  Kerr-McGee Corp., 6.95%
                 Company guaranteed notes, due 7/1/24 .............   1,658,754
      417,000  Magnum Hunter Resources, Inc., 9.60%
                 Company guaranteed notes, due 3/15/12 ............     473,295
               Pemex Project Funding Master Trust:
      425,000    6.125%, company guaranteed notes
                 due 8/15/08 ......................................     450,500
      220,000    8.625%, company guaranteed notes
                 due 2/1/22(omega).................................     255,970
      450,000  Tengizchevroil LLP, 6.124%
                 secured notes, due 11/15/14 (144A)** .............     451,125
                                                                      9,284,628
Oil Companies - Integrated - 1.5%
    2,200,000  ChevronTexaco Capital Co., 3.50%
                 Company guaranteed notes, due 9/17/07 ............   2,209,766
    1,525,000  El Paso CGP Co., 7.625%
                 notes, due 9/1/08 ................................   1,593,625
               Occidental Petroleum Corp.:
    1,650,000    5.875%, senior notes, due 1/15/07 ................   1,725,306
    1,250,000    4.25%, notes, due 3/15/10 ........................   1,251,761
                                                                      6,780,458
Oil Field Machinery and Equipment - 0.2%
    1,075,000  Cooper Cameron Corp., 2.65%
                 senior notes, due 4/15/07 ........................   1,046,861
Oil Refining and Marketing - 0.2%
               Enterprise Products Operating L.P.:
      325,000    6.65%, senior notes, due 10/15/34 (144A) .........     336,138
      400,000    Series B, 6.375%, company guaranteed notes
                 due 2/1/13 .......................................     428,730
                                                                        764,868
Paper and Related Products - 0.1%
               Boise Cascade LLC:
      350,000  7.125%, senior subordinated notes
                 due 10/15/14 (144A) ..............................     370,125
      250,000  5.005%, senior notes,
                 due 10/15/12 (144A)(omega)........................     259,375
                                                                        629,500
Physician Practice Management - 0.1%
      325,000  U.S. Oncology, Inc., 9.00%
                 senior notes, due 8/15/12 (144A) .................     363,188
Pipelines - 2.2%
      725,000  Duke Capital LLC, 5.668%
                 notes, due 8/15/14 ...............................     748,092
      400,000  El Paso Corp., 7.875%
                 notes, due 6/15/12 ...............................     418,500
      725,000  Enterprise Products Operating L.P., 5.60%
                 senior notes, due 10/15/14 (144A) ................     731,431
    1,300,000  Kaneb Pipe Line Operating Partnership L.P.
                 5.875%, senior notes, due 6/1/13 .................   1,353,052
    1,189,373  Kern River Funding Corp., 4.893%
                 Company guaranteed notes, due 4/30/18 ............   1,210,841
               Panhandle Eastern Pipe Line Co.:
    1,525,000    Series B, 2.75%, senior notes, due 3/15/07 .......   1,493,240
    1,650,000    4.80%, senior notes, due 8/15/08 .................   1,685,166
    1,475,000  Plains All American Pipeline L.P., 5.625%
                 senior notes, due 12/15/13 .......................   1,517,197
                                                                      9,157,519
Printing - Commercial - 0.1%
      650,000  R. R. Donnelley & Sons Co., 3.75%
                 notes, due 4/1/09 ................................     641,453
Property and Casualty Insurance - 1.0%
    1,495,000  Kingsway America, Inc., 7.50%
                 senior notes, due 2/1/14 .........................   1,549,979
    1,150,000  NYMAGIC, Inc., 6.50%
                 senior notes, due 3/15/14 ........................   1,109,842
    1,500,000  Ohio Casualty Corp., 7.30%
                 notes, due 6/15/14 ...............................   1,614,294
                                                                      4,274,115
Publishing - Periodicals - 0.4%
      633,000  Dex Media East LLC, 12.125%
                 Company guaranteed notes, due 11/15/12 ...........     771,468
      375,000  Dex Media, Inc., 8.00%
                 notes, due 11/15/13 ..............................     405,938
      559,000  Dex Media West Finance Co., 9.875%
                 senior subordinated notes, due 8/15/13 ...........     644,248
                                                                      1,821,654
Radio - 0.1%
      397,000  XM Satellite Radio Holdings, Inc., 12.00%
                 secured notes, due 6/15/10 .......................     468,956
Reinsurance - 0.2%
      975,000  Berkshire Hathaway, Inc., 4.625%
                 Company guaranteed notes, due 10/15/13 ...........     971,953
Retail - Apparel and Shoe - 0.5%
    2,050,000  Gap, Inc., 6.90%
                 notes, due 9/15/07 ...............................   2,203,750
Retail - Discount - 0.2%
      850,000  Wal-Mart Stores, Inc., 6.875%
                 senior notes, due 8/10/09 ........................     954,457
Retail - Drug Store - 0.1%
      250,000  Rite Aid Corp., 7.625%
                 senior notes, due 4/15/05 ........................     252,500
Rubber - Tires - 0.1%
      375,000  Goodyear Tire & Rubber Co., 8.50%
                 notes, due 3/15/07 ...............................     401,250
Savings/Loan/Thrifts - 0.5%
      350,000  Chevy Chase Bank FSB, 6.875%
                 subordinated notes, due 12/1/13 ..................     361,375
    1,425,000  Webster Bank, 5.875%
                 subordinated notes, due 1/15/13 ..................   1,494,400
      400,000  Webster Capital Trust II, 10.00%
                 Company guaranteed notes, due 4/1/27 .............     456,138
                                                                      2,311,913

See Notes to Schedule of Investments and Financial Statements.


                                          Janus Aspen Series December 31, 2004 8

Janus Aspen Flexible Income Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Special Purpose Banks - 0.4%
   $1,525,000  Rabobank Capital Funding Trust II, 5.26%
                 bonds, due 12/31/49 (144A) .......................$  1,551,672
Special Purpose Entity - 1.0%
      320,000  Affinia Group, Inc., 9.00%
                 senior subordinated notes
                 due 11/30/14 (144A) ..............................     333,600
    2,325,000  Glencore Funding LLC, 6.00%
                 company guaranteed notes
                 due 4/15/14 (144A) ...............................   2,249,386
    1,725,000  OneAmerica Financial Partners, 7.00%
                 bonds, due 10/15/33 (144A) .......................   1,862,486
                                                                      4,445,472
Super-Regional Banks - 0.1%
      625,000  U.S. Bancorp, 2.75%
                 senior notes, due 3/30/06 ........................     621,686
Telephone - Integrated - 1.4%
    1,225,000  BellSouth Corp., 4.75%
                 notes, due 11/15/12 ..............................   1,232,522
    2,900,000  Deutsche Telekom International Finance B.V.
                 3.875%, company guaranteed notes
                 due 7/22/08** ....................................   2,895,005
               SBC Communications, Inc.:
    1,025,000    4.125%, notes, due 9/15/09 .......................   1,023,129
      900,000    5.10%, notes, due 9/15/14 ........................     908,365
      185,000  Telecom Italia Capital, 4.95%
                 company guaranteed notes
                 due 9/30/14 (144A)** .............................     181,252
                                                                      6,240,273
Television - 0.6%
               Univision Communications, Inc.:
                 3.50%, company guaranteed notes
      790,000    due 10/15/07 .....................................     780,679
    1,925,000    3.875%, company guaranteed notes
                 due 10/15/08 .....................................   1,908,164
                                                                      2,688,843
Theaters - 0.2%
      900,000  AMC Entertainment, Inc., 9.875%
                 senior subordinated notes, due 2/1/12 ............     981,000
Transportation - Marine - 0.3%
    1,225,000  Ship Finance International, Ltd., 8.50%
                 senior notes, due 12/15/13 .......................   1,261,750
Transportation - Railroad - 0.2%
      775,000  CSX Corp., 4.875%
                 notes, due 11/1/09 ...............................     790,447
Transportation - Services - 0.3%
    1,325,000  FedEx Corp., 2.65%
                 notes, due 4/1/07 ................................   1,297,741
Veterinary Diagnostics - 0.2%
      720,000  Vicar Operating, Inc., 9.875%
                 company guaranteed notes, due 12/1/09 ............     788,400
Wireless Equipment - 0.2%
      650,000  American Tower Corp., 7.125%
                 senior notes, due 10/15/12 (144A) ................     664,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $246,547,876)                           251,627,308
--------------------------------------------------------------------------------
Foreign Bonds - 0.9%
Automotive - Truck Parts and Equipment - Original - 0.4%
  EUR 961,000  TRW Automotive, Inc., 10.125%
                 senior notes, due 2/15/13** ......................   1,541,361
Cable Television - 0.3%
  EUR 900,000  Telnet Communications N.V., 9.00%
                 senior notes, due 12/15/13 (144A)** ..............   1,357,890
Drug Delivery Systems - 0.2%
  EUR 700,000  Fresenius Finance B.V., 7.75%
                 company guaranteed notes, due 4/30/09** ..........   1,039,486
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $2,967,575)                                 3,938,737
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Finance - Other Services - 0.2%
       12,700  Chevy Chase Preferred Capital Corp., Series A
                 convertible, 10.375% .............................     733,552
REITS - 0.2%
       38,300  iStar Financial, Inc., 7.875% ......................   1,005,375
Savings/Loan/Thrifts - 0.3%
       45,725  Chevy Chase Bank FSB, 8.00% ........................   1,326,025
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,883,458) ...........................   3,064,952
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
          224  Versatel Telecom B.V. - expires 5/15/08*,(beta),(sigma)
                 (cost $0) ........................................           0
--------------------------------------------------------------------------------
U.S. Government Agencies - 12.0%
               Fannie Mae:
  $19,515,000   3.25%, due 11/15/07# ..............................  19,404,019
    2,750,000   4.00%, due 9/2/08# ................................   2,764,352
   10,930,000   5.25%, due 1/15/09 ................................  11,538,801
    5,035,000   6.25%, due 2/1/11# ................................   5,519,946
    7,400,000   5.50%, due 3/15/11 ................................   7,935,397
    4,561,610   5.50%, due 2/1/33, (MBS) ..........................   4,637,955
      771,154   5.50%, due 11/1/34, (MBS) .........................     783,343
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $52,926,170) .................  52,583,813
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 27.5%
               U.S. Treasury Notes/Bonds:
    8,250,000   2.625%, due 11/15/06# .............................   8,189,090
   16,475,000   2.75%, due 8/15/07# ...............................  16,294,155
    9,950,000   3.00%, due 2/15/08# ...............................   9,868,768
    3,206,000   3.375%, due 9/15/09# ..............................   3,176,694
    4,690,000   3.375%, due 10/15/09# .............................   4,643,832
    6,895,000   3.50%, due 11/15/09# ..............................   6,862,676
    3,415,289   0.875%, due 4/15/10(pi),# .........................   3,382,069
    7,005,000   5.75%, due 8/15/10# ...............................   7,712,344
    6,285,000   5.00%, due 8/15/11# ...............................   6,690,822
   12,627,488   2.00%, due 1/15/14**,(pi),# .......................  13,069,450
   15,665,000   4.25%, due 11/15/14# ..............................  15,705,995
    8,605,000   7.25%, due 5/15/16# ...............................  10,771,042
    3,570,000   7.25%, due 8/15/22# ...............................   4,600,977
    5,375,000   6.25%, due 8/15/23**,# ............................   6,292,738
    1,827,617   2.375%, due 1/15/25(pi),# .........................   1,954,336
    1,420,000   5.375%, due 2/15/31# ..............................   1,535,486
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $119,748,119) ............... 120,750,474
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.


9  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Other Securities - 22.0%
   96,540,435  State Street Navigator Securities Lending
                 Prime Portfolio+ (cost $96,540,435) ..............$ 96,540,435
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
   $2,400,000  Merrill Lynch & Company, Inc., 2.20%
                 dated 12/31/04, maturing 1/3/05
                 to be repurchased at $2,400,440
                 collateralized by $8,304,227
                 in U.S. Government Agencies
                 4.50% - 7.00%, 6/1/18 - 10/01/34
                 with a value of $2,448,024
                 (cost $2,400,000) ................................   2,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $524,015,253) - 120.8% .............. 530,905,719
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (20.8)% .. (91,516,408)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$439,389,311
--------------------------------------------------------------------------------
Financial Futures - Short
267 Contracts  U.S. Treasury - 10-year Note
               expires March 2005, principal
               amount $29,767,876, value $29,887,313
               cumulative appreciation ............................$   (119,437)
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                               Value          % of Investment Securities
--------------------------------------------------------------------------------
Barbados                       $    621,000                                0.1%
Belgium                           1,357,890                                0.3%
Bermuda                           1,261,750                                0.2%
Canada                            4,376,166                                0.8%
Cayman Islands                      776,759                                0.1%
China                               708,514                                0.1%
Ireland                             958,500                                0.2%
Luxembourg                        8,381,160                                1.7%
Mexico                            2,890,350                                0.6%
Netherlands                       3,934,491                                0.7%
Norway                              779,927                                0.1%
Panama                              728,000                                0.1%
United Kingdom                      680,598                                0.1%
United States++                 503,450,614                               94.9%
--------------------------------------------------------------------------------
Total                          $530,905,719                              100.0%

++ Includes Short-Term Securities and Other Securities (76.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and          Currency              Currency        Unrealized
Settlement Date          Units Sold       Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/15/05              3,355,000            $4,565,764        $(433,746)
--------------------------------------------------------------------------------
Total                                          $4,565,764        $(433,746)
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Statement of Assets and Liabilities

                                                                     Janus Aspen
                                                                       Flexible
As of December 31, 2004                                                 Income
(all numbers in thousands except net asset value per share)           Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                                $524,015
  Investments at value(1)                                               $530,906
    Cash                                                                     259
    Cash denominated in foreign currencies (cost $238)                       243
    Receivables:
      Investments sold                                                     4,498
      Portfolio shares sold                                                  846
      Dividends                                                               16
      Interest                                                             5,148
    Other assets                                                              10
--------------------------------------------------------------------------------
Total Assets                                                             541,926
--------------------------------------------------------------------------------
Liabilities:
    Payables:
      Collateral for securities loaned (Note 1)                           96,540
      Investments purchased                                                5,107
      Portfolio shares repurchased                                           116
      Advisory fees                                                          199
      Transfer agent fees and expenses                                         1
      Distribution fees - Service Shares                                       7
      Accrued expenses                                                        62
    Variation margin                                                          71
  Forward currency contracts                                                 434
--------------------------------------------------------------------------------
Total Liabilities                                                        102,537
Net Assets                                                              $439,389
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $419,895
  Undistributed net investment income/(loss)*                              1,549
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                     11,604
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                       6,341
--------------------------------------------------------------------------------
Total Net Assets                                                        $439,389
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       $404,522
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      33,322
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $  12.14
--------------------------------------------------------------------------------
Net Assets - Service Shares                                             $ 34,867
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)       2,745
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $  12.70
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $94,618,563 of securities loaned for Janus Aspen Flexible Income Portfolio (Note 1).

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                         Janus Aspen
                                                                           Flexible
For the fiscal year ended December 31, 2004                                 Income
(all numbers in thousands)                                                Portfolio
------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                  $ 26,962
  Securities lending income                                                      174
  Dividends                                                                      162
------------------------------------------------------------------------------------
Total Investment Income                                                       27,298
------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                3,108
  Transfer agent fees and expenses                                                 3
  Registration fees                                                               33
  Custodian fees                                                                  18
  Audit fees                                                                      19
  Trustees' fees and expenses                                                     19
  Distribution fees - Service Shares                                              85
  Other expenses                                                                 121
  Non-recurring costs (Note 2)                                                     8
  Costs assumed by Janus Capital Management LLC (Note 2)                          (8)
------------------------------------------------------------------------------------
Total Expenses                                                                 3,406
Expense and Fee Offsets                                                           (3)
Net Expenses                                                                   3,403
Net Investment Income/(Loss)                                                  23,895
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                       16,312(1)
  Net realized gain/(loss) from foreign currency transactions                    187
  Net realized gain/(loss) from futures contracts                             (3,297)
  Change in unrealized net appreciation/(depreciation) of investments
    and foreign currency translations                                        (15,972)
  Payment from affiliate (Note 2)                                                  1
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                        (2,769)
Net Increase/(Decrease) in Net Assets Resulting from Operations             $ 21,126
------------------------------------------------------------------------------------

(1) Includes $1,328,648 of realized gains resulting from a redemption in kind during the fiscal year ended December 31, 2004 for the Janus Aspen Flexible Income Portfolio.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  12

Statement of Changes in Net Assets

                                                                                 Janus Aspen
                                                                               Flexible Income
For the fiscal year ended December 31                                              Portfolio
(all numbers in thousands)                                                    2004           2003
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                             $  23,895      $  29,119
  Net realized gain/(loss) from investment
   and foreign currency transactions                                          16,499         14,120
  Net realized gain/(loss) from future contracts                              (3,297)            --
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                          (15,972)        (4,002)
  Payment from affiliates (Note 2)                                                 1             --
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               21,126         39,237
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                     (24,417)       (28,705)
    Service Shares                                                            (1,906)        (1,036)
  Net realized gain from investment transactions*
    Institutional Shares                                                      (6,342)            --
    Service Shares                                                              (390)            --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (33,055)       (29,741)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                      56,041        184,604
    Service Shares                                                            10,866         20,848
  Reinvested dividends and distributions
    Institutional Shares                                                      30,759         28,705
    Service Shares                                                             2,296          1,036
  Shares repurchased(1)
    Institutional Shares                                                    (247,419)      (237,679)
    Service Shares                                                            (8,518)        (4,931)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (155,975)        (7,417)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                       (167,904)         2,079
Net Assets:
  Beginning of period                                                        607,293        605,214
---------------------------------------------------------------------------------------------------
End of period                                                              $ 439,389      $ 607,293
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                                $   1,549      $   3,383
---------------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) During the fiscal year ended December 31, 2004, the Janus Aspen Flexible Income Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $90,695,999 on the date of redemption.

See Notes to Financial Statements.


13  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares

For a share outstanding during the                                              Janus Aspen Flexible Income Portfolio
fiscal year ended December 31                                       2004          2003          2002           2001         2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $12.49        $12.30        $11.66        $11.46        $11.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         .66           .63           .55           .61           .72
    Net gain/(loss) on securities (both realized and unrealized)      (.18)          .15           .65           .26          (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       .48           .78          1.20           .87           .70
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             (.68)         (.59)         (.56)         (.67)         (.65)
  Distributions (from capital gains)*                                 (.15)           --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (.83)         (.59)         (.56)         (.67)         (.65)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $12.14        $12.49        $12.30        $11.66        $11.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                          3.97%(1)      6.39%        10.48%         7.74%         6.25%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $404,522      $576,021      $591,189      $387,509      $242,401
Average Net Assets for the Period (in thousands)                  $525,932      $623,513      $466,274      $317,156      $206,242
Ratio of Gross Expenses to Average Net Assets(2)                      0.59%         0.64%         0.66%         0.67%         0.76%
Ratio of Net Expenses to Average Net Assets(2)                        0.59%         0.64%         0.66%         0.67%         0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets           4.28%         4.51%         5.02%         5.87%         7.02%
Portfolio Turnover Rate                                                171%          154%          229%          308%          202%

Service Shares

For a share outstanding during the                                              Janus Aspen Flexible Income Portfolio
fiscal year ended December 31                                        2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $13.11        $12.82        $11.98        $11.62        $11.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         .54           .53           .34           .47           .53
  Net gain/(loss) on securities (both realized and unrealized)        (.07)          .26           .87           .39           .14
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       .47           .79          1.21           .86           .67
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             (.73)         (.50)         (.37)         (.50)         (.46)
  Distributions (from capital gains)*                                 (.15)           --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (.88)         (.50)         (.37)         (.50)         (.46)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $12.70        $13.11        $12.82        $11.98        $11.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                          3.70%(1)      6.17%        10.16%         7.49%         6.00%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $34,867       $31,272       $14,025        $2,136          $568
Average Net Assets for the Period (in thousands)                   $33,840       $23,523       $ 7,218        $1,452          $187
Ratio of Gross Expenses to Average Net Assets(2)                      0.84%         0.89%         0.91%         0.91%         0.99%
Ratio of Net Expenses to Average Net Assets(2)                        0.84%         0.89%         0.91%         0.90%         0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets           4.03%         4.26%         4.61%         5.56%         6.54%
Portfolio Turnover Rate                                                171%          154%          229%          308%          202%

*     See Note 3 in Notes to Financial Statements.
(1) In 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%
(2)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  14

Notes to Schedule of Investments

Lehman Brothers                   Is composed of all bonds that are investment
Government/Credit Index           grade with at least one year until maturity.

MBS                               Mortgage Backed Security

REIT                              Real Estate Investment Trusts

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*        Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(omega)  Rate is subject to change. Rate shown reflects current rate.
(delta) Security is a defaulted security with accrued interest in the amount of $39,840 that was written-off December 10, 2001.
(beta)   Security is illiquid.
(pi)     Security is a U.S. Treasury Inflation-Protected Security (TIPS).
# Loaned security, a portion or all of the security is on loan at December 31, 2004.
+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma)  Schedule of Fair Valued Securities

                                                                  Value as % of
                                                     Value          Net Assets
--------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03 (144A)                                   $--               0.0%

Versatel Telecom B.V. - expires 5/15/08                --               0.0%
--------------------------------------------------------------------------------
                                                      $--               0.0%
--------------------------------------------------------------------------------
Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                     Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                           $117,699,681
--------------------------------------------------------------------------------

ss. Schedule of Restricted and Illiquid Securities

                                                                      Acquisition       Acquisition                    Value as % of
                                                                         Date              Cost             Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio
Allegheny Energy Supply Company LLC, 8.25%
  bonds, due 4/15/12 (144A)                                         3/12/04 - 7/13/04    $2,463,575       $2,765,813         0.6%

Americo Life, Inc., 7.875%
  notes, due 5/1/13 (144A)                                           4/25/03-5/21/03      1,327,287        1,369,936         0.3%

Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures, due 5/1/03 (144A)(sigma)    3/6/00            796,800               --         0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         $4,587,662       $4,135,749         0.9%
------------------------------------------------------------------------------------------------------------------------------------

The Portfolio has registration rights for certain restricted securities held as of December 31, 2004. The issuer incurs all registration costs.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2004.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


15  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Income Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

                                       Janus Aspen Series  December 31, 2004  16

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                 Value at
Portfolio                                                    December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                           $94,618,563
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                            Cash Collateral at
Portfolio                                                   December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                         $96,540,435
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Future Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market


17 Janus Aspen Series December 31, 2004 risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATE

The Portfolio pays a monthly advisory fee to Janus Capital based upon annual rates of 0.55% of the first $300 million of average daily net assets plus 0.45% of average daily net assets in excess of $300 million. Effective July 1, 2004, the advisory fee annual rate was reduced from 0.65% of the first $300 million of average daily net assets plus 0.55% of average daily net assets in excess of $300 million.

Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets. Effective July 1, 2004, the annual rate was reduced from 1.00% to 0.90% of average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

During the fiscal year ended December 31, 2004, Janus Capital reimbursed the Portfolio $836 for Institutional Shares and $70 for Service Shares, as a result of a loss due to a corrected portfolio holding.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have


                                       Janus Aspen Series  December 31, 2004  18
adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations.

Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

Portfolio                              DST Securities, Inc.    Portfolio Expense     DST Systems
                                         Commissions Paid          Reduction            Costs
------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio           $--                   $--               $2,053
------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                       Undistributed   Undistributed                                   Other Book        Net Tax
                                         Ordinary        Long-Term       Accumulated   Post-October      to Tax       Appreciation/
Portfolio                                 Income           Gains       Capital Losses    Deferral      Differences    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio    $3,182,002      $9,873,265          $--           $--           $3,868         $6,435,194
------------------------------------------------------------------------------------------------------------------------------------


19  Janus Aspen Series  December 31, 2004

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                             Federal Tax       Unrealized      Unrealized
Portfolio                                        Cost        Appreciation    (Depreciation)
-----------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio        $524,470,525     $9,926,566      $(3,491,372)
-----------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                Distributions
For the fiscal year ended December 31, 2004 -------------------------------------------------
                                            From Ordinary     From Long-Term    Tax Return of    Net Investment
Portfolio                                       Income        Capital Gains         Capital           Loss
---------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio        $28,678,674        $4,376,896            $--             $--
---------------------------------------------------------------------------------------------------------------

                                                                Distributions
For the fiscal year ended December 31, 2003 -------------------------------------------------
                                            From Ordinary     From Long-Term    Tax Return of    Net Investment
Portfolio                                       Income        Capital Gains         Capital           Loss
---------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio        $29,741,144             $--              $--             $--
---------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  20

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31               Institutional Shares            |              Service Shares
Portfolio                                 2004(1)   2003     2002     2001     2000  | 2004(1)   2003     2002     2001     2000
-------------------------------------------------------------------------------------|---------------------------------------------
Janus Aspen Flexible Income Portfolio      0.59%    0.64%    0.66%    0.67%    0.76% |  0.84%    0.89%    0.91%    0.91%    0.99%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

                                                                 Janus Aspen
                                                               Flexible Income
For the fiscal year ended December 31                            Portfolio
(all numbers in thousands)                                    2004        2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                 4,476      14,669
  Reinvested dividends and distributions                      2,553       2,279
  Shares Repurchased                                        (19,826)    (18,905)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions       (12,797)     (1,957)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                      46,119      48,076
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                            33,322      46,119
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                   826       1,587
  Reinvested dividends and distributions                        181          79
  Shares Repurchased                                           (647)       (375)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           360       1,291
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       2,385       1,094
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                             2,745       2,385
--------------------------------------------------------------------------------

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                   Purchase of Long-       Proceeds from Sales
                                         Purchase of     Proceeds from Sales      Term U.S. Government      of Long-Term U.S.
Portfolio                                Securities       of Securities                Obligations        Government Obligations
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio   $332,144,773      $493,665,999                 $596,536,659             $608,775,945
--------------------------------------------------------------------------------------------------------------------------------

7. SUBSEQUENT EVENT

On July 29, 2004, Janus Capital Group Inc. announced that a client of Janus Capital intends to redeem funds totaling approximately $4.7 billion. The majority of the assets to be redeemed are in the Institutional Share class of the Trust. As of December 31, 2004, 17% of the Portfolio participated in a redemption "in kind" with the client. It is anticipated during April 2005, an additional 22% will be redeemed by the client. Janus Capital is working with the client to transfer the redeeming assets "in kind" to assist the Portfolio's manager in limiting the disruption to the Portfolio.


21  Janus Aspen Series  December 31, 2004

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                       Janus Aspen Series  December 31, 2004  22

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


23  Janus Aspen Series  December 31, 2004

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


                                       Janus Aspen Series  December 31, 2004  24

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


25  Janus Aspen Series  December 31, 2004

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                       Janus Aspen Series  December 31, 2004  26

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Capital Gains Distribution

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                                $4,376,896
--------------------------------------------------------------------------------


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  28

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


29  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Ronald V. Speaker         Executive Vice President and Portfolio     5/93-Present            Vice President of Janus Capital and
151 Detroit Street        Manager Flexible Income Portfolio                                  Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts.
Age 40

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  30

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


31  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  32

Notes










33  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  34

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-705 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Foreign Stock Portfolio


                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................. 2
Statement of Assets and Liabilities ......................................... 6
Statement of Operations ..................................................... 7
Statements of Changes in Net Assets ......................................... 8
Financial Highlights ........................................................ 9
Notes to Schedule of Investments ............................................10
Notes to Financial Statements ...............................................11
Report of Independent Registered Public Accounting Firm .....................17
Additional Information ......................................................18
Explanations of Charts, Tables and Financial Statements .....................19
Designation Requirements ....................................................21
Trustees and Officers .......................................................22

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only) administrative services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Foreign Stock Portfolio (unaudited)

                                                               [PHOTO]
                                                               Jason Yee
                                                               portfolio manager

================================================================================
Portfolio Strategy

This non-diversified portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.
================================================================================

Performance Overview

For the 12 months ended December 31, 2004, Janus Aspen Foreign Stock Portfolio - Service Shares appreciated 18.22%, compared to the 20.25% appreciation of its benchmark, the Morgan Stanley Capital International EAFE(R) Index.

The disparity in performance between the Portfolio and the Index can be explained in part to our weighting in the food and beverage industry, where select holdings produced below-par results during the period. Our overweight position in Netherlands-based businesses, which included the beverage company Heineken, also worked against us. Meanwhile, an area in which we significantly outperformed the Index was capital goods, where a number of our stock-picks enjoyed strong gains. Our decision to invest the majority of the Portfolio's assets in the economically strong Japan and UK also contributed to our relative results.

Portfolio Composition

As of December 31, 2004, the majority of the Portfolio's total net assets were invested in foreign companies, representing 81.8% of total net assets. Only 1.1% of the Portfolio's overseas allocation was invested in emerging markets. Meanwhile, its cash position was 18.2%, a reflection of the relative scarcity of opportunities that meet my investment criteria. The Portfolio's top 10 equity holdings as of December 31, 2004, accounted for 35.5% of total net assets.

Select Consumer Electronics and Technology Companies Were Weak Performers

Philips Electronics, the Dutch consumer electronics company, was the biggest detractor from performance during the period, followed by Orbotech, an Israel-based technology company. Philips has been under pressure as investors worry about weakness in its semiconductor division, despite its diversified revenue stream from medical equipment, lighting, and other more stable business segments. We believe the market has overreacted to fears of weakening demand and peaking inventories, and much of this has been reflected in the stock price. The environment and sentiment was quite similar when we initially purchased the stock for the Portfolio, and I viewed this as another ripe opportunity to further build our position in the company.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                         December 31, 2004    December 31, 2003
Nipponkoa Insurance
  Company, Ltd.                                   5.6%               8.0%
Smiths Group PLC                                  4.6%               2.7%
British Sky Broadcasting
  Group PLC                                       4.1%                --
Nippon Broadcasting
  System, Inc.                                    3.5%               6.3%
Millea Holdings, Inc.                             3.5%                --
Tyco International, Ltd.
  (New York Shares)                               3.4%               5.6%
Willis Group Holdings, Ltd.                       2.9%                --
Takeda Pharmaceutical
  Company, Ltd.                                   2.7%                --
Vivendi Universal S.A.                            2.6%               4.0%
Fairmont Hotels & Resorts, Inc.
  (New York Shares)                               2.6%               1.3%

Contributing to Performance Were Select Industrial Conglomerates and Financial Services Companies

Top contributors to the Portfolio included Tyco International, Smiths Group and Nipponkoa Insurance.

Industrial conglomerate Tyco continued to execute on its restructuring program successfully, putting its balance sheet and accounting issues behind and focusing on improving the returns in each of its business segments. Meanwhile, U.K.-based Smiths Group - an industrial conglomerate similar to Tyco in terms of product mix and competitive positioning - was another large contributor to performance. With an improving outlook for its electronics and defense business, continuing execution in its healthcare business, and a healthy backlog of orders for its explosives detection equipment, investors are once again focused on the high returns and earnings power of this company. Furthermore, the excellent management team at Smith's has a long track record of building shareholder value through timely and opportunistic acquisitions, and we believe will likely utilize some of their prodigious cash flow in this manner.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Foreign Stock Portfolio
(unaudited)

Nipponkoa performed well despite a short-term surge in claims related to last year's unusually active typhoon season and recent earthquakes in Japan. We are encouraged by the company's strong fundamentals and are particularly impressed by its share repurchase program, under which the company plans to buy back as much as 10 million of its own shares. Because share repurchases of any significant magnitude remain a comparative rarity in Japan, Nipponkoa's willingness to deploy its capital in this shareholder-friendly way underscores our confidence in the company's management team.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                         Janus Aspen           Morgan Stanley
                                        Foreign Stock      Capital International
                                          Portfolio            EAFE(R) Index
                                          ---------            -------------

Property and Casualty Insurance             9.1%                     0.7%
Diversified Operations                      8.0%                     1.3%
Medical - Drugs                             4.3%                     7.1%
Television                                  4.1%                     0.4%
Chemicals - Specialty                       3.9%                     0.3%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

Japan                                      21.9%
United Kingdom                             20.3%
Netherlands                                11.3%
Switzerland                                 6.2%
Bermuda                                     6.2%


Investment Strategy and Outlook

Portfolio performance over the past year has been reasonable, meeting my minimum goals from an absolute return point of view and in line relative to the Portfolio's benchmark index. However, with an investment time horizon of 2-3 years, it is possible that many of the attractive investments I have made recently have not yet contributed meaningfully to performance. While I of course hope that the Portfolio will perform well in any given period, my investment decisions are driven by the desire to compound our investments at attractive rates over longer periods of time. Tolerating small, short-term pain for much bigger potential long-term gain is fundamental to the contrarian nature of my investing style. Often times this longer time horizon can be quite a competitive advantage, as I am willing to look beyond the shorter-term issues that the market may be myopically focused upon.

Along those lines, I have added a number of new positions to the Portfolio that I believe represent some of the most attractive risk/rewards across the global investment landscape, and I am delighted to have the opportunity to invest in these world-class businesses and management teams at such attractive prices.

An example is British Sky Broadcasting Group PLC, commonly known as BSkyB. This company is the dominant pay television broadcaster in the United Kingdom. Although BSkyB declined sharply in the fall on concerns of slowing subscriber growth, increased capital expenditures, ramping subscriber acquisition costs, and a potentially more competitive broadcasting landscape, it has since rebounded. In taking the long view, I believe that BSkyB is making the right strategic moves by reinvesting in its business to further enhance its outstanding competitive position. Although this may add up to decreased profitability in the short term, I believe these necessary investments should result in increased market penetration, higher subscriber growth and excellent profit margins in the coming years. I have used the market's volatility to increase the Portfolio's exposure substantially.

Looking forward, I am cautiously optimistic about the environment for equities. While we are seeing slight signs of economic recovery around the globe, I believe valuations remain fair rather than overwhelmingly attractive. As such, I continue to wait patiently for compelling investment opportunities to reach my buy prices, much like BSkyB. The lack of overall market volatility always makes for a difficult environment for stock-pickers such as ourselves, but history teaches us that this should provide us with opportunities in the future.

In closing, I would like to thank you for your confidence and support. It is my unwavering belief that a solid investment process will lead to solid investment results over time. To that end, I believe that this has been reflected in the long-term results for shareholders since the Portfolio's inception just over three years ago. I look forward to more rewarding years in the future, and you can be assured that all of us here at Janus are steadfastly committed to delivering superior investment performance for our shareholders.

Thank you for your continued investment.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial Investment of $10,000

[MOUNTAIN CHART OMITTED]

                     Janus Aspen
                    Foreign Stock      Morgan Stanley
                     Portfolio -       International
                    Service Shares     EAFE(R) Index

  5/1/2001*             $10,000          $10,000
05/31/2001              $10,010          $ 9,529
06/30/2001              $ 9,910          $ 9,139
07/31/2001              $ 9,820          $ 8,973
08/31/2001              $ 9,710          $ 8,746
09/30/2001              $ 8,790          $ 7,860
10/31/2001              $ 9,360          $ 8,061
11/30/2001              $10,150          $ 8,358
12/31/2001              $10,497          $ 8,408
01/31/2002              $10,417          $ 7,961
02/28/2002              $10,577          $ 8,017
03/31/2002              $11,438          $ 8,490
04/30/2002              $11,568          $ 8,507
05/31/2002              $11,608          $ 8,614
06/30/2002              $10,848          $ 8,272
07/31/2002              $ 9,840          $ 7,455
08/31/2002              $ 9,769          $ 7,438
09/30/2002              $ 8,792          $ 6,639
10/31/2002              $ 8,781          $ 6,996
11/30/2002              $ 9,437          $ 7,314
12/31/2002              $ 9,094          $ 7,068
01/31/2003              $ 8,610          $ 6,773
02/28/2003              $ 7,935          $ 6,617
03/31/2003              $ 7,793          $ 6,487
04/30/2003              $ 8,751          $ 7,123
05/31/2003              $ 9,326          $ 7,555
06/30/2003              $ 9,501          $ 7,737
 7/31/2003              $ 9,999          $ 7,924
 8/31/2003              $10,628          $ 8,116
09/30/2003              $10,628          $ 8,366
10/31/2003              $11,369          $ 8,887
11/30/2003              $11,704          $ 9,085
12/31/2003              $12,130          $ 9,795
 1/31/2004              $12,425          $ 9,933
 2/29/2004              $12,739          $10,163
 3/31/2004              $12,831          $10,220
 4/30/2004              $12,790          $ 9,989
 5/31/2004              $12,800          $10,022
 6/30/2004              $13,342          $10,242
 7/31/2004              $12,915          $ 9,909
 8/31/2004              $12,742          $ 9,953
 9/30/2004              $12,834          $10,213
10/31/2004              $13,129          $10,562
11/30/2004              $13,922          $11,283
12/31/2004              $14,340          $11,778

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                One                     Since
                                                Year                  Inception*
--------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio
- Service Shares                               18.22%                   10.33%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
EAFE(R) Index                                  20.25%                    4.56%
--------------------------------------------------------------------------------
Lipper Ranking - Service Shares
based on the total returns for
Variable Annuity International Funds           93/196                   14/145
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - May 1, 2001

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,074.80                     $7.41
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,018.00                     $7.20
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses my include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective May 1, 2004, Janus Aspen International Value Portfolio changed its name to Janus Aspen Foreign Stock Portfolio.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Foreign Stock Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 79.7%
Advertising Services - 2.5%
       38,080  WPP Group PLC .......................................$   418,919
Beverages - Wine and Spirits - 2.5%
       29,156  Diageo PLC ..........................................    415,906
Brewery - 2.4%
       11,935  Heineken N.V. .......................................    397,941
Broadcast Services and Programming - 1.1%
        3,180  Grupo Televisa S.A. (ADR) ...........................    192,390
Cable Television - 2.1%
       19,898  Shaw Communications, Inc. - Class B** ...............    364,197
Chemicals - Diversified - 1.2%
        4,792  Akzo Nobel N.V. .....................................    204,394
Chemicals - Specialty - 3.9%
          457  Givaudan S.A. .......................................    301,023
        3,325  Syngenta A.G.* ......................................    353,232
                                                                        654,255
Cosmetics and Toiletries - 2.6%
       30,000  Shiseido Company, Ltd. ..............................    434,469
Diversified Operations - 8.0%
       49,123  Smiths Group PLC ....................................    775,240
       15,900  Tyco International, Ltd. (New York Shares) ..........    568,266
                                                                      1,343,506
Diversified Operations-Commercial Services - 1.3%
       77,711  Rentokil Initial PLC ................................    220,439
Electronic Components - Miscellaneous - 2.5%
       15,752  Koninklijke (Royal) Philips Electronics N.V. ........    417,726
Food - Diversified - 2.3%
        1,510  Nestle S.A. .........................................    395,062
Home Decoration Products - 2.3%
        7,278  Hunter Douglas N.V. .................................    388,285
Hotels and Motels - 3.3%
        2,803  Accor S.A. ..........................................    122,719
       12,630  Fairmont Hotels & Resorts, Inc.
                (New York Shares)** ................................    437,503
                                                                        560,222
Insurance Brokers - 2.8%
       11,495  Willis Group Holdings, Ltd. .........................    473,249
Machinery - Pumps - 1.8%
        6,941  Pfeiffer Vacuum Technology A.G. .....................    313,227
Medical - Drugs - 4.3%
       11,433  GlaxoSmithKline PLC .................................    268,232
        9,200  Takeda Pharmaceutical Company, Ltd. .................    463,277
                                                                        731,509
Miscellaneous Manufacturing - 2.4%
      178,189  FKI PLC .............................................    398,553
Multimedia - 2.6%
       13,856  Vivendi Universal S.A.* .............................    442,405
Oil Companies - Integrated - 2.8%
       23,982  BP PLC ..............................................    233,899
        1,072  Total S.A. - Class B ................................    234,158
                                                                        468,057
Property and Casualty Insurance - 9.1%
           40  Millea Holdings, Inc. ...............................    593,344
      139,000  Nipponkoa Insurance Company, Ltd. ...................    945,478
                                                                      1,538,822
Publishing - Books - 2.4%
       29,225  Reed Elsevier N.V. ..................................    398,432
Publishing - Newspapers - 1.3%
       67,969  Independent News & Media PLC ........................    214,337
Publishing - Periodicals - 0.6%
        5,145  Wolters Kluwer N.V. .................................    103,292
Radio - 3.5%
       12,060  Nippon Broadcasting System, Inc. ....................    594,350
Rubber/Plastic Products - 1.6%
       15,000  Tenma Corp. .........................................    273,592
Television - 4.1%
       64,704  British Sky Broadcasting Group PLC ..................    698,146
Toys - 2.4%
        3,200  Nintendo Company, Ltd. ..............................    401,913
--------------------------------------------------------------------------------
Total Common Stock (cost $9,631,942) ............................... 13,457,595
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Soap and Cleaning Preparations - 2.1%
        4,156  Henkel KGaA .........................................    361,256
--------------------------------------------------------------------------------
Total Preferred Stock (cost $298,521) ..............................    361,256
--------------------------------------------------------------------------------
Repurchase Agreement - 21.3%
  $ 3,600,000  Merrill Lynch & Company, Inc., 2.20%
                dated 12/31/04, maturing 1/3/05
                to be repurchased at $3,600,660
                collateralized by $12,456,340
                in U.S. Government Agencies
                4.50% - 7.00%, 6/1/18 - 10/01/34
                with a value of $3,672,036
                (cost $3,600,000) ..................................  3,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,530,463) - 103.1% ................ 17,418,851
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1)% ....   (529,695)
--------------------------------------------------------------------------------
Net Assets - 100% ..................................................$16,889,156
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                   Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                             $ 1,041,515                            6.0%
Canada                                  801,700                            4.6%
France                                  799,282                            4.6%
Germany                                 674,483                            3.9%
Ireland                                 214,337                            1.2%
Japan                                 3,706,423                           21.3%
Mexico                                  192,390                            1.1%
Netherlands                           1,910,070                           11.0%
Switzerland                           1,049,317                            6.0%
United Kingdom                        3,429,334                           19.6%
United States++                       3,600,000                           20.7%
--------------------------------------------------------------------------------
Total                               $17,418,851                          100.0%

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and              Currency              Currency       Unrealized
Settlement Date              Units Sold       Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 3/4/05       400,000.00              $333,840        $(25,836)
--------------------------------------------------------------------------------
Total                                                $333,840        $(25,836)

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                   Janus Aspen
As of December 31, 2004                                           Foreign Stock
(all numbers in thousands except net asset value per share)        Portfolio(1)
--------------------------------------------------------------------------------
Assets:
  Investments at cost(2)                                               $ 13,530
  Investments at value(2)                                              $ 17,419
    Cash                                                                     18
    Receivables:
      Portfolio shares sold                                                   1
      Dividends                                                              12
      Interest                                                               --
      Other Assets                                                           --
--------------------------------------------------------------------------------
Total Assets                                                             17,450
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                   509
    Portfolio shares repurchased                                              3
    Advisory fees                                                             9
    Transfer agency fees and expenses                                        --
    Distribution fees - Service Shares                                        3
  Accrued expenses                                                           11
  Forward currency contracts                                                 26
--------------------------------------------------------------------------------
Total Liabilities                                                           561
Net Assets                                                             $ 16,889
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $ 13,211
  Undistributed net investment income/(loss)*                                 5
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                      (187)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                      3,860
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 16,889
--------------------------------------------------------------------------------
Net Assets - Service Shares                                            $ 16,889
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      1,199
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $  14.09
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen International Value Portfolio.
(2) Investments at cost and value at December 31, 2004 include repurchase agreements of $3,600,000.

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Operations

                                                                   Janus Aspen
For the fiscal year ended December 31, 2004                       Foreign Stock
(all numbers in thousands)                                         Portfolio(1)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $    36
  Dividends                                                                 225
  Foreign tax withheld                                                      (23)
--------------------------------------------------------------------------------
Total Investment Income                                                     238
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              86
  Transfer agent fees and expenses                                            1
  Registration fees                                                           1
  Custodian fees                                                             16
  Audit fees                                                                 16
  Trustees' fees and expenses                                                 5
  Distribution fees - Service Shares                                         33
  Legal fees                                                                  8
  System fees                                                                19
  Other expenses                                                              9
  Non-recurring costs (Note 2)                                               --
  Costs assumed by Janus Capital Management LLC (Note 2)                     --
--------------------------------------------------------------------------------
Total Expenses                                                              194
Expense and Fee Offsets                                                      (1)
Net Expenses                                                                193
Net Investment Income/(Loss)                                                 45
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                     458
  Net realized gain/(loss) from foreign currency transactions              (226)
  Change in unrealized net appreciation/(depreciation) of investments
    and foreign currency translations                                     1,992
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    2,224
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 2,269
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen International Value Portfolio.

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Changes in Net Assets

                                                                          Janus Aspen
                                                                         Foreign Stock
For the fiscal year ended December 31                                     Portfolio(1)
(all numbers in thousands)                                             2004         2003
-------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     45      $     27
  Net realized gain/(loss) from investment
   and foreign currency transactions                                     232           (96)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                    1,992         2,208
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        2,269         2,139
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Service Shares                                                       (40)          (30)
  Net realized gain from investment transactions*
    Service Shares                                                        --            --
  Return of Capital*
    Service Shares                                                        --           (13)
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (40)          (43)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Service Shares                                                     8,407         6,444
  Reinvested dividends and distributions
    Service Shares                                                        40            43
  Shares repurchased
    Service Shares                                                    (2,268)       (6,071)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                6,179           416
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  8,408         2,512
Net Assets:
  Beginning of period                                                  8,481         5,969
-------------------------------------------------------------------------------------------
End of period                                                       $ 16,889      $  8,481
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                         $      5      $     --
-------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen International Value Portfolio.

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Financial Highlights

Service Shares

For a share outstanding during the                                        Janus Aspen Foreign Stock Portfolio(1)
fiscal year or period ended December 31                              2004          2003          2002         2001(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 11.95        $ 9.00       $ 10.49        $10.00
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         .04           .06            --           .01
  Net gain/(loss) on securities (both realized and unrealized)        2.14          2.95         (1.41)          .49
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      2.18          3.01         (1.41)          .50
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             (.04)         (.04)           --          (.01)
  Distributions (from capital gains)*                                   --            --          (.08)           --
  Tax return of capital*                                                --          (.02)           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (.04)         (.06)         (.08)         (.01)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 14.09        $11.95       $  9.00        $10.49
---------------------------------------------------------------------------------------------------------------------
Total Return**                                                       18.22%        33.39%       (13.37)%        4.97%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $16,889        $8,481       $ 5,969        $2,108
Average Net Assets for the Period (in thousands)                   $13,297        $6,758       $ 3,989        $1,947
Ratio of Gross Expenses to Average Net Assets***(3)                   1.46%         1.50%         1.50%         1.50%
Ratio of Net Expenses to Average Net Assets***(3)                     1.45%         1.50%         1.50%         1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***        0.34%         0.40%        (0.09)%        0.10%
Portfolio Turnover Rate***                                              14%           31%          106%           22%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Formerly named Janus Aspen International Value Portfolio.
(2)   Fiscal period from May 1, 2001 (inception date) through December 31, 2001.
(3)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Morgan Stanley Capital           Is a market capitalization weighted index
International EAFE(R) Index      composed of companies representative of the
                                 market structure of 21 Developed Market
                                 countries in Europe, Australasia and the Far
                                 East.

ADR                              American Depositary Receipt

New York Shares                  Securities of foreign companies trading on the
                                 New York Stock Exchange

PLC                              Public Limited Company

*     Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                       Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio                                    $801,700
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  10

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (formerly Janus Aspen International Value Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value


11 Janus Aspen Series December 31, 2004 equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the


                                       Janus Aspen Series  December 31, 2004  12

Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.24% of average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

Portfolio                               DST Securities, Inc.   Portfolio Expense    DST Systems
                                          Commissions Paid         Reduction           Costs
-----------------------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)            $--                 $--              $1,230
-----------------------------------------------------------------------------------------------

(1) Formerly named Janus Aspen International Value Portfolio.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                           Undistributed  Undistributed                                    Other Book        Net Tax
                              Ordinary     Long-Term        Accumulated    Post-October       to Tax       Appreciation/
Portfolio                      Income        Gains        Capital Losses     Deferral      Differences    (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Janus Aspen Foreign Stock      $7,457         $--            $(211,001)        $--           $(4,969)       $3,886,984
  Portfolio(1)
------------------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Aspen International Value Portfolio.


13  Janus Aspen Series  December 31, 2004

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                                     December 31, 2011
--------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)                               $(211,001)
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen International Value Portfolio.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                       Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)                                 $418,800
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen International Value Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                         Federal Tax      Unrealized       Unrealized
Portfolio                                    Cost        Appreciation     (Depreciation)
----------------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)   $13,531,867      $3,888,471         $(1,487)
----------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen International Value Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                  Distributions
For the fiscal year ended December 31, 2004   ----------------------------------------------------
                                              From Ordinary       From Long-Term     Tax Return of   Net Investment
Portfolio                                         Income           Capital Gains        Capital           Loss
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)           $40,435                $--                $--             $--
-------------------------------------------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen International Value Portfolio.

                                                                  Distributions
For the fiscal year ended December 31, 2003   ----------------------------------------------------
                                              From Ordinary       From Long-Term     Tax Return of   Net Investment
Portfolio                                         Income           Capital Gains        Capital           Loss
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)           $30,125                $--                $12,535         $--
-------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen International Value Portfolio.


                                       Janus Aspen Series  December 31, 2004  14

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31                     Service Shares
Portfolio                                            2004(2)       2003          2002      2001(3)
-----------------------------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)               1.46%         1.89%         2.54%     3.62%
-----------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen International Value Portfolio.
(2) The effect of nonrecurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3)   Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

5. CAPITAL SHARE TRANSACTIONS

                                                                  Janus Aspen
                                                                 Foreign Stock
For the fiscal year ended December 31                             Portfolio(1)
(all numbers in thousands)                                      2004       2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                    663        688
  Reinvested dividends and distributions                           3          5
  Shares Repurchased                                            (177)      (646)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions            489         47
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                          710        663
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              1,199        710
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen International Value Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                 Purchase of Long-        Proceeds from Sales
                                          Purchase of    Proceeds from Sales    Term U.S. Government        of Long-Term U.S.
Fund                                       Securities      of Securities           Obligations           Government Obligations
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)    $6,058,046        $1,468,499                $--                         $--
-------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen International Value Portfolio.


15  Janus Aspen Series  December 31, 2004

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the
Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                       Janus Aspen Series  December 31, 2004  16

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Foreign Stock Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Foreign Stock Portfolio (formerly known as Janus Aspen International Value Fund) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


17  Janus Aspen Series  December 31, 2004

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


                                       Janus Aspen Series  December 31, 2004  18

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


19  Janus Aspen Series  December 31, 2004

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                       Janus Aspen Series  December 31, 2004  20

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Foreign Taxes Paid and Foreign Source Income

Portfolio                             Foreign Taxes Paid   Foreign Source Income
--------------------------------------------------------------------------------
Janus Aspen Foreign Stock Portfolio(1)       $23,500            $225,410
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen International Value Portfolio


21  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held   Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Portfolio   Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen       Chairman         3/04-Present  Private Investor.                     61              Director, Red Robin
151 Detroit Street                                                                                          Gourmet Burgers, Inc.
Denver, CO 80206       Trustee          9/93-Present
Age 61

William F. McCalpin    Trustee          6/02-Present  Executive Vice President and Chief    59              Founding Director and
151 Detroit Street                                    Operating Officer of the Rockefeller                  Board Chair, Solar
Denver, CO 80206                                      Brothers Fund (a private family                       Development
Age 47                                                foundation).                                          Foundation; Trustee
                                                                                                            and Vice President,
                                                                                                            Asian Cultural Council.

John W. McCarter, Jr.  Trustee          6/02-Present  President and Chief Executive         59              Chairman of the Board
151 Detroit Street                                    Officer of The Field Museum of                        and Director,
Denver, CO 80206                                      Natural History.                                      Divergence LLC;
Age 66                                                                                                      Director of A.M. Castle
                                                                                                            & Co., and W.W.
                                                                                                            Grainger, Inc.; Trustee
                                                                                                            of Harris Insight Funds
                                                                                                            Trust (19 portfolios),
                                                                                                            WTTW (Chicago
                                                                                                            public television
                                                                                                            station), the
                                                                                                            University of Chicago
                                                                                                            and Chicago Public
                                                                                                            Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  22

Trustees and Officers (unaudited)

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held   Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Portfolio   Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe         Trustee          9/93-Present  Professor Emeritus of Business,       61              Co-founder and
151 Detroit Street                                    University of Colorado.                               Managing Director,
Denver, CO 80206                                      Formerly, Professor of Business,                      Roaring Fork Capital
Age 61                                                University of Colorado, Colorado                      Partners (private equity
                                                      Springs, CO (1986-2004),                              firm); Director, Red
                                                      Distinguished Visiting Professor of                   Robin Gourmet
                                                      Business (2001-2002), Thunderbird                     Burgers, Inc.
                                                      (American Graduate School of
                                                      International Management), Phoenix,
                                                      AZ; and Principal (1988-1999) of
                                                      Phillips-Smith Retail Group,
                                                      Addison, TX (a venture capital firm).

William D. Stewart     Trustee          9/93-Present  Corporate Vice President and          59              N/A
151 Detroit Street                                    General Manager of MKS
Denver, CO 80206                                      Instruments - HPS Products,
Age 60                                                Boulder, CO (a manufacturer of
                                                      vacuum fittings and valves).

Martin H. Waldinger    Trustee          9/93-Present  Consultant.                           59              N/A
151 Detroit Street
Denver, CO 80206
Age 66
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*      Trustee          5/93-Present  Formerly, President (1978-2002)       61              N/A
151 Detroit Street                                    and Chief Executive Officer (1994-
Denver, CO 80206                                      2002) of Janus Capital or Janus
Age 67                                                Capital Corporation; President and
                                                      Director (1994-2002) of the Janus
                                                      Foundation; Chairman and Director
                                                      (1978-2002) of Janus Capital
                                                      Corporation and Director (1997-
                                                      2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                  Term of Office* and       Principal Occupations
Name, Age and Address   Positions Held with Portfolio             Length of Time Served     During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jason P. Yee            Executive Vice President and Portfolio    3/01-Present              Vice President of Janus Capital and
151 Detroit Street      Manager Foreign Stock Portfolio                                     Portfolio Manager for other Janus
Denver, CO 80206                                                                            accounts. Formerly, Portfolio Manager
Age 35                                                                                      and Managing Director (1996-2000)
                                                                                            for Bee & Associates and Analyst (2000
                                                                                            -2001) for Janus Capital Corporation.

Heidi W. Hardin         Vice President                            4/00-Present              Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital and Janus
Denver, CO 80206                                                                            Services LLC. Formerly, Vice President
Age 37                                                                                      and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.

Bonnie M. Howe          Vice President                            12/99-Present             Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services LLC.
Age 39                                                                                      Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus
                                                                                            Service Corporation.

Kelley Abbott Howes     General Counsel                           4/04-Present              Senior Vice President and General
151 Detroit Street                                                                          Counsel of Janus Capital; Senior Vice
Denver, CO 80206        Vice President and Secretary              12/99-Present             President and Assistant General Counsel
Age 39                                                                                      of Janus Services LLC; Vice President
                                                                                            and Assistant General Counsel of
                                                                                            Distributors LLC. Formerly, Vice
                                                                                            Janus President of Domestic Funds of
                                                                                            Janus Capital (2000-2004); Assistant
                                                                                            General Counsel of Janus Capital
                                                                                            (1999-2004); Assistant Vice President
                                                                                            (1997-1999) of Janus Capital
                                                                                            Corporation; Chief Compliance Officer,
                                                                                            Director and President (1997-1999) of
                                                                                            Janus Distributors, Inc.; and
                                                                                            Assistant Vice President (1998-2000)
                                                                                            of Janus Service Corporation.

David R. Kowalski       Vice President and Chief                  6/02-Present              Vice President and Chief Compliance
151 Detroit Street      Compliance Officer                                                  Officer of Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 47                                                                                      LLC; Chief Compliance Officer of Bay
                                                                                            Isle Financial LLC and Enhanced
                                                                                            Investment Technologies LLC.
                                                                                            Formerly, Assistant Vice President of
                                                                                            Janus Services LLC (2002-2004);
                                                                                            Senior Vice President and Director
                                                                                            (1985-2000) of Mutual Fund
                                                                                            Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

                                                                   Term of Office* and    Principal Occupations
Name, Age and Address   Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller        President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital Group
Denver, CO 80206                                                                          Inc. and Janus Capital; President of Janus
Age 53                                                                                    Distributors LLC and Janus Capital
                                                                                          International LLC; Executive Vice
                                                                                          President of Janus Services LLC;
                                                                                          President and Director of Janus
                                                                                          Management Holdings Corporation;
                                                                                          Chief Operating Officer and President
                                                                                          of Capital Group Partners, Inc; and
                                                                                          Director of Janus World Funds and
                                                                                          Janus Capital Trust Manager Limited.
                                                                                          Formerly, President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).

Stephanie Queisert      Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                        Janus Capital. Formerly, Manager
Denver, CO 80206                                                                          (2001-2003) of Financial Reporting
Age 32                                                                                    for Janus Capital or Janus Capital
                                                                                          Corporation and Supervisor (1999-
                                                                                          2000) of Financial Reporting for Janus
                                                                                          Capital Corporation.

Loren M. Starr          Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                        Financial Officer of Janus Capital,
Denver, CO 80206        President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                    Services LLC; Vice President and Chief
                                                                                          Financial Officer of Janus Distributors
                                                                                          LLC, Janus Management Holdings
                                                                                          Corporation and Janus Institutional
                                                                                          Services LLC; Vice President, Treasurer,
                                                                                          Chief Financial Officer and Director of
                                                                                          Janus International Limited; Director of
                                                                                          Janus Holdings Corporation and Janus
                                                                                          International Holdings LLC; and Board
                                                                                          member of Janus Global Funds SPC.
                                                                                          Formerly, Director of Janus Capital
                                                                                          Trust Manager Limited (2001-2004),
                                                                                          Janus World Principal Protected Funds
                                                                                          (2002-2004), Janus International
                                                                                          (Asia) Limited (2002-2004) and Janus
                                                                                          World Funds (2001-2004); Vice
                                                                                          President, Treasurer, and Chief
                                                                                          Financial Officer of Enhanced
                                                                                          Investment Technologies, LLC (2003-
                                                                                          2004); Vice President and Chief
                                                                                          Financial Officer of Janus Capital
                                                                                          International LLC (2002-2003);
                                                                                          Interim Director of Janus Capital
                                                                                          (2002-2003); Vice President of
                                                                                          Finance, Treasurer, Chief Financial
                                                                                          Officer (2001-2002) and Director
                                                                                          (2002) for Janus International Holding,
                                                                                          Inc.; and Managing Director, Treasurer
                                                                                          and Head of Corporate Finance and
                                                                                          Reporting (1998-2001) for Putnam
                                                                                          Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


25  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  26

Notes









27  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  28

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                  [LOGO] JANUS   |   151 Detroit Street
                                 |   Denver, CO 80206
                                 |   1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-716 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Global Life Sciences Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ................    2
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Financial Highlights ......................................................   10
Notes to Schedule of Investments ..........................................   11
Notes to Financial Statements .............................................   12
Report of Independent Registered Public Accounting Firm ...................   19
Additional Information ....................................................   20
Explanations of Charts, Tables and Financial Statements ...................   21
Trustees and Officers .....................................................   23

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital) has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Global Life Sciences Fund (unaudited)

                                                                   [PHOTO]
                                                                   Thomas Malley
                                                                   co-portfolio
                                                                   manager

                                                                   [PHOTO]
                                                                   Andy Acker
                                                                   co-portfolio
                                                                   manager

================================================================================
Portfolio Strategy

This diversified portfolio seeks to take advantage of the growing demand for effective healthcare products and services by investing globally in a broad range of life sciences companies.
================================================================================

Performance Overview

During the 12 months ended December 31, 2004, an improving economy and brightening corporate profit landscape contributed to solid performance in the broader equity markets. Select areas of the life sciences sector participated in the rally, which helped the Janus Aspen Global Life Sciences Portfolio -Institutional and Service Shares post a 14.57% and 14.22% gain, respectively. By comparison, the Portfolio's benchmark, the S&P 500(R) Index, returned 10.88%.

Digging deeper into the returns, the healthcare equipment and services group contributed most significantly to the Portfolio's gains against the S&P 500(R) Index. We were significantly overweighed the S&P 500(R) Index in this sector, which ranked among the leading performers in the life sciences space. Conversely, weak results posted by a handful of laggards in pharmaceuticals/biotechnology, another area in which we had significantly more exposure than the S&P 500(R) Index, kept our gains in check.

Strategy in this Environment

While spiking oil prices and occasionally conflicting economic data stirred volatility in the broader markets, the U.S. presidential campaign loomed large over the life sciences sector, especially among blue-chip pharmaceutical companies. Meanwhile, biotechnology stocks tended to move in tandem with investors' risk tolerance levels while health insurers generally benefited from offering steady, predictable earnings outlooks. While remaining cognizant of the potential impact of political changes and regulatory shifts, we continued to base our investment decisions primarily on the fundamentals and prospects of companies across the life sciences spectrum. Regardless of macro conditions, we believe well-run companies developing innovative products, treatments and services have the potential to generate strong returns.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2004    December 31, 2003
UnitedHealth Group, Inc.                        3.1%                  2.3%
Caremark Rx, Inc.                               3.1%                  2.3%
Genzyme Corp.                                   3.0%                  2.3%
Aetna, Inc.                                     3.0%                  1.8%
Roche Holding A.G.                              2.9%                  4.4%
Amgen, Inc.                                     2.8%                  3.4%
Gilead Sciences, Inc.                           2.8%                  2.2%
Fisher Scientific International, Inc.           2.7%                   --
Invitrogen Corp.                                2.4%                  1.0%
MGI Pharma, Inc.                                2.2%                  1.6%

Portfolio Composition

As of December 31, 2004, the Portfolio was 97.8% invested in equities, a larger stake than earlier in the period. Foreign stocks accounted for 19.66% of the Portfolio's equity holdings. Meanwhile, the Portfolio's 10 largest equity holdings accounted for 28.0% of its total net assets and a cash position comprised 2.2% of total net assets.

Strong Performers Included Biotechnology, Healthcare Services and Equipment and Insurance Stocks

Despite missing out on elements of the biotech rally, a number of holdings within this innovative sector boosted performance. Most notably, OSI Pharmaceuticals moved higher when the company reported successful Phase III clinical trials for Tarceva, its late-stage lung cancer treatment. Although the market was caught off guard by the positive announcement, our anecdotal research led us to believe that such an outcome was expected. Having exceeded our price target, we trimmed the position, taking the opportunity to lock in profits. The Portfolio also gained from its holdings in Pharmion, which received approval for Vidaza, the first drug approved for myelodysplastic syndrome.

Biogen and Elan pushed up our performance with the success of their new multiple sclerosis drug Antegrin, which has significantly improved efficacy and better tolerability compared to the leading interferons currently used to treat the disease. Celgene continued to advance as its phase 3 cancer drug Revlimid progressed through clinical trials.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Global Life Sciences Portfolio
(unaudited)

Another strong performer was healthcare equipment manufacturer Cytyc. Along with the launch of its new cervical cancer imaging system, the company expanded its women's healthcare franchise with the acquisition of Novacept, the developer of the NovaSure System for excessive menstrual bleeding. Within the medical device arena, Guidant and St. Jude contributed as the ICD market continued its strong growth. Guidant also made progress on its drug-coated stent program.

Sustained premium increases and improved cost controls contributed to solid returns from health maintenance organization ("HMO") operators such as UnitedHealth Group. Relying on many sources of growth, UnitedHealth performed exceptionally well as it consistently met expectations, raised outlooks, expanded margins and bought back shares. Elsewhere in the HMO space, Aetna consistently reported strong results and pushed up its guidance based on a solid market share outlook for 2005.

Ongoing broad-based success in its core ophthalmic business sparked healthcare supplier Alcon, which also realized better-than-expected growth in pharmaceutical and device sales. The stock had a setback with the failure of its experimental agent for macular degeneration, but we still look forward to solid earnings gains in 2005. A more muted contribution was made by orthopedic product developer Smith & Nephew of the United Kingdom, which easily met earnings expectations early in the period but watched sales prospects fade later on.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                Janus Aspen
                                            Global Life Sciences      S&P 500(R)
                                                 Portfolio              Index
                                                 ---------              -----
Medical - Drugs                                    28.6%                 5.1%
Medical - Biomedical and Genetic                   15.2%                 1.2%
Therapeutics                                       11.9%                 0.1%
Medical - HMO                                      10.2%                 1.0%
Medical Products                                    8.2%                 2.4%

Select Medical Equipment Manufacturers and Pharmaceutical Companies Were Weak Performers

Detractors included drug makers Pfizer, Forest Laboratories, Ligand Pharmaceuticals, and Icos. Pfizer suffered from slowing revenue growth, legislative attacks and patent challenges, prompting us to trim our position in the stock. Forest came under pressure amid a slowdown in antidepressant sales, which account for a majority of the company's earnings. Although it has successfully extended its antidepressant franchise with the launch of Lexapro, sales of Celexa have fallen sharply as its patent approaches expiration. We consequently cut our position in Forest. As for Ligand, its stock declined in response to the lower-than-projected sales of its Avinza painkiller. Avinza's sales trends remain relatively healthy, so we're standing pat while monitoring developments. Meanwhile, Icos' shares plummeted due to weaker-than-expected share gains for its new drug Cialis, as well as higher marketing costs that reduced profit forecasts. We therefore liquidated our position in Icos.

Another weak performer was Accredo Health, which provides specialty services to drug retailers. Reduced government reimbursement levels and the loss of business with large insurer Aetna forced the company to adjust its profit outlook downward. We consequently sold our position in Accredo.

Investment Strategy and Outlook

Against any political or economic backdrop, the long-term issue of rising healthcare expenditures is gaining prominence. Facing increases in premiums and drug costs, people are looking for ways to cut back on healthcare spending, which helps explain the growing popularity of medical savings accounts and the growing call for purchasing drugs from Canada. Given the country's demographic trends, few would argue that life sciences-related spending will continue to gain as a percentage of the economy. To profit from the broader development, we continue to seek out the innovative companies running strong fundamental businesses that we believe are best positioned to exceed expectations.

Thank you for your investment in Janus Aspen Global Life Sciences Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                 Janus Aspen Global Life
                  Sciences Portfolio -
                  Institutional Shares      S&P 500(R) Index
                  --------------------      ----------------

 1/18/2000*              $10,000               $10,000
 1/31/2000               $10,020               $ 9,585
 2/29/2000               $13,680               $ 9,404
 3/31/2000               $ 9,260               $10,324
 4/30/2000               $ 8,080               $10,013
 5/31/2000               $ 8,090               $ 9,808
 6/30/2000               $ 8,630               $10,050
 7/31/2000               $ 8,220               $ 9,893
 8/31/2000               $ 9,020               $10,507
 9/30/2000               $ 9,620               $ 9,952
10/31/2000               $ 9,680               $ 9,910
11/30/2000               $ 8,900               $ 9,129
12/31/2000               $ 9,330               $ 9,174
 1/31/2001               $ 8,618               $ 9,499
 2/28/2001               $ 8,027               $ 8,633
 3/31/2001               $ 6,965               $ 8,086
 4/30/2001               $ 7,456               $ 8,714
 5/31/2001               $ 7,626               $ 8,773
 6/30/2001               $ 7,857               $ 8,559
 7/31/2001               $ 7,736               $ 8,475
 8/31/2001               $ 7,596               $ 7,944
 9/30/2001               $ 7,295               $ 7,303
10/31/2001               $ 7,495               $ 7,442
11/30/2001               $ 7,676               $ 8,013
12/31/2001               $ 7,797               $ 8,083
01/31/2002               $ 7,475               $ 7,965
02/28/2002               $ 7,064               $ 7,812
03/31/2002               $ 7,365               $ 8,105
04/30/2002               $ 7,104               $ 7,614
05/31/2002               $ 6,944               $ 7,558
06/30/2002               $ 6,322               $ 7,020
07/31/2002               $ 6,010               $ 6,473
 8/31/2002               $ 5,930               $ 6,515
 9/30/2002               $ 5,740               $ 5,807
10/31/2002               $ 5,760               $ 6,318
11/30/2002               $ 5,639               $ 6,690
12/31/2002               $ 5,509               $ 6,297
01/31/2003               $ 5,499               $ 6,132
02/28/2003               $ 5,438               $ 6,040
03/31/2003               $ 5,619               $ 6,099
04/30/2003               $ 5,780               $ 6,601
05/31/2003               $ 6,061               $ 6,949
06/30/2003               $ 6,181               $ 7,037
 7/31/2003               $ 6,352               $ 7,161
 8/31/2003               $ 6,352               $ 7,301
 9/30/2003               $ 6,362               $ 7,223
10/31/2003               $ 6,502               $ 7,632
11/30/2003               $ 6,693               $ 7,699
12/31/2003               $ 6,954               $ 8,103
 1/31/2004               $ 7,275               $ 8,252
 2/29/2004               $ 7,415               $ 8,366
 3/31/2004               $ 7,506               $ 8,240
 4/30/2004               $ 7,746               $ 8,111
 5/31/2004               $ 7,756               $ 8,222
 6/30/2004               $ 7,686               $ 8,382
 7/31/2004               $ 7,144               $ 8,105
 8/31/2004               $ 7,114               $ 8,137
 9/30/2004               $ 7,365               $ 8,226
10/31/2004               $ 7,134               $ 8,351
11/30/2004               $ 7,455               $ 8,689
12/31/2004               $ 7,967               $ 8,985

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                       One             Since
                                                       Year          Inception*
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
- Institutional Shares                                14.57%           (4.48)%
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
- Service Shares                                      14.22%           (4.72)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                      10.88%           (2.14)%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for
Variable Annuity Specialty
/Miscellaneous Funds                                 27/136             18/38
--------------------------------------------------------------------------------

================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - January 18, 2000

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

------------------------------------------------------------------------------------------------------------------------------------
                                              Beginning Account Value    Ending Account Value      Expenses Paid During Period
Expense Example - Institutional Shares                 (7/1/04)              (12/31/04)                 (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000.00              $1,036.60                      $4.81
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                            $1,000.00              $1,020.41                      $4.77
------------------------------------------------------------------------------------------------------------------------------------

                                              Beginning Account Value    Ending Account Value      Expenses Paid During Period
Expense Example - Service Shares                       (7/1/04)              (12/31/04)                 (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000.00              $1,035.50                      $6.09
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                            $1,000.00              $1,019.50                      $6.04
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.94% for Institutional Shares and 1.19% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Common Stock - 97.8%
Diagnostic Equipment - 2.1%
           18,745    Cytyc Corp.* ...................................$   516,800
            4,510    Gen-Probe, Inc.* ...............................    203,897
                                                                         720,697
Dialysis Centers - 1.1%
           10,145    Renal Care Group, Inc.* ........................    365,119
Diversified Operations - 1.5%
           14,805    Tyco International, Ltd. (New York Shares) .....    529,131
Drug Delivery Systems - 2.0%
           23,870    Andrx Corp.* ...................................    521,083
            8,640    Noven Pharmaceuticals, Inc.* ...................    147,398
                                                                         668,481
Hospital Beds and Equipment - 2.1%
            9,270    Kinetic Concepts, Inc.* ........................    707,301
Instruments - Scientific - 2.7%
           14,660    Fisher Scientific International, Inc.* .........    914,491
Medical - Biomedical and Genetic - 15.2%
            6,055    Affymetrix, Inc.* ..............................    221,310
           15,035    Amgen, Inc.* ...................................    964,495
            5,279    Biogen Idec, Inc.* .............................    351,634
           29,405    Celgene Corp.* .................................    780,115
           28,835    Fibrogen, Inc. ss.,(sigma) .....................    131,199
           12,750    Genentech, Inc.* ...............................    694,110
           17,710    Genzyme Corp.* .................................  1,028,419
           12,230    Invitrogen Corp.* ..............................    821,000
            9,720    Nektar Therapeutics* ...........................    196,733
                                                                       5,189,015
Medical - Drugs - 28.6%
            4,080    Abbott Laboratories ............................    190,332
           29,600    Chugai Pharmaceutical Company, Ltd.** ..........    489,337
           25,335    Cubist Pharmaceuticals, Inc.* ..................    299,713
           22,870    Elan Corporation PLC (ADR)*,** .................    623,208
            6,925    Eli Lilly and Co. ..............................    392,994
            4,030    Forest Laboratories, Inc.* .....................    180,786
           15,940    K-V Pharmaceutical Co. - Class A* ..............    351,477
           36,840    Ligand Pharmaceuticals, Inc. - Class B* ........    428,818
           11,665    Merck & Company, Inc. ..........................    374,913
            5,677    Merck KGaA** ...................................    388,138
           14,658    Novartis A.G.** ................................    738,635
           12,816    Pfizer, Inc. ...................................    344,622
           11,015    Pharmion Corp.* ................................    464,943
            8,665    Roche Holding A.G.** ...........................    997,491
           13,600    Sankyo Company, Ltd.** .........................    307,251
            9,267    Sanofi-Aventis** ...............................    740,653
           24,195    Schering-Plough Corp. ..........................    505,192
           29,000    Shionogi and Company, Ltd.** ...................    401,025
           10,850    Shire Pharmaceuticals Group PLC (ADR)** ........    346,658
            6,100    Takeda Pharmaceutical Company, Ltd.** ..........    307,173
           14,900    Valeant Pharmaceuticals International ..........    392,615
           12,430    Wyeth ..........................................    529,394
                                                                       9,795,368
Medical - Generic Drugs - 3.6%
           11,553    Barr Pharmaceuticals, Inc.* ....................    526,124
            9,180    Eon Labs, Inc.* ................................    247,860
           29,453    IVAX Corp.* ....................................    465,946
                                                                       1,239,930
Medical - HMO - 10.2%
            8,185    Aetna, Inc. ....................................  1,021,079
            9,700    Conventry Health Care, Inc.* ...................    514,876
           12,015    PacifiCare Health Systems, Inc.* ...............    679,088
           11,885    UnitedHealth Group, Inc. .......................  1,046,236
            2,075    WellPoint, Inc.* ...............................    238,625
                                                                       3,499,904
Medical Instruments - 4.0%
           17,750    Boston Scientific Corp.* .......................    631,013
           17,460    St. Jude Medical, Inc.* ........................    732,097
                                                                       1,363,110
Medical Products - 8.2%
           10,050    Baxter International, Inc. .....................    347,127
            8,360    INAMED Corp.* ..................................    528,770
            8,235    Johnson & Johnson ..............................    522,264
           17,005    PSS World Medical, Inc.* .......................    212,818
           33,865    Smith & Nephew PLC** ...........................    346,543
            2,875    Synthes, Inc.* .................................    322,366
            6,470    Zimmer Holdings, Inc.* .........................    518,376
                                                                       2,798,264
Optical Supplies - 1.5%
            6,250    Alcon, Inc. (New York Shares)** ................    503,750
Pharmacy Services - 3.1%
           26,530    Caremark Rx, Inc.* .............................  1,046,078
Therapeutics - 11.9%
           16,375    Amylin Pharmaceuticals, Inc.* ..................    382,520
           23,000    Cypress Bioscience, Inc.* ......................    323,380
           12,450    DOV Pharmaceutical, Inc.* ......................    224,723
           27,185    Gilead Sciences, Inc.* .........................    951,202
            9,095    Medicines Co.* .................................    261,936
           28,150    MGI Pharma, Inc.* ..............................    788,482
           21,620    Nabi Biopharmaceuticals* .......................    316,733
            8,235    Neurocrine Biosciences, Inc.* ..................    405,986
           12,915    Onyx Pharmaceuticals, Inc.* ....................    418,317
                                                                       4,073,279
--------------------------------------------------------------------------------
Total Common Stock (cost $24,392,451) ............................... 33,413,918
--------------------------------------------------------------------------------
Repurchase Agreement - 1.2%
        $ 400,000    Merrill Lynch & Company, Inc., 2.20%
                       dated 12/31/04, maturing 1/3/05
                       to be repurchased at $400,073
                       collateralized by $1,384,038
                       in U.S. Government Agencies
                       4.50% - 7.00%, 6/1/18 - 10/01/34
                       with a value of $408,004
                       (cost $400,000) ..............................    400,000
--------------------------------------------------------------------------------
Total Investments (total cost $24,792,451) - 99.0% .................. 33,813,918
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0% .......    356,347
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$34,170,265
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Summary of Investments by Country

Country                                    Value     % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                              $   529,131                           1.6%
France                                   740,653                           2.2%
Germany                                  388,138                           1.1%
Ireland                                  623,208                           1.8%
Japan                                  1,504,786                           4.5%
Switzerland                            2,239,876                           6.6%
United Kingdom                           693,201                           2.0%
Unites States++                       27,094,925                          80.2%
--------------------------------------------------------------------------------
Total                                $33,813,918                         100.0%

++Includes Short-Term Securities (78.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and                Currency              Currency      Unrealized
Settlement Date                Units Sold       Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/20/05              85,000            $  161,875       $ (2,596)
Euro 4/15/05                      310,000               421,874        (31,541)
Japanese Yen 4/15/05           37,000,000               363,895        (13,782)
Swiss Franc 4/15/05               575,000               508,604        (29,998)
--------------------------------------------------------------------------------
Total                                                $1,456,248       $(77,917)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                      Global
As of December 31, 2004                                            Life Sciences
(all numbers in thousands except net asset value per share)          Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $ 24,792
  Investments at value                                                 $ 33,814
    Cash                                                                     94
    Receivables:
       Investments sold                                                     399
       Portfolio shares sold                                                  4
       Dividends                                                             12
       Interest                                                              --
    Other assets                                                              1
--------------------------------------------------------------------------------
Total Assets                                                             34,324
--------------------------------------------------------------------------------
Liabilities:
    Payables:
       Portfolio shares repurchased                                          35
       Advisory fees                                                         18
       Transfer agent fees and expenses                                      --
       Distribution fees - Service Shares                                     6
    Accrued expenses                                                         17
  Forward currency contracts                                                 78
--------------------------------------------------------------------------------
Total Liabilities                                                           154
Net Assets                                                             $ 34,170
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $ 42,900
  Undistributed net investment income/(loss)*                                --
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                   (17,674)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                      8,944
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 34,170
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                      $  4,088
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        515
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $   7.94
--------------------------------------------------------------------------------
Net Assets - Service Shares                                            $ 30,082
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      3,822
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $   7.87
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                    Janus Aspen
                                                                       Global
For the fiscal year ended December 31, 2004                        Life Sciences
(all numbers in thousands)                                           Portfolio
--------------------------------------------------------------------------------
Investment Income:
   Interest                                                             $    11
   Dividends                                                                177
   Foreign tax withheld                                                     (11)
--------------------------------------------------------------------------------
Total Investment Income                                                     177
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                            232
   Transfer agent fees and expenses                                           3
   Registration fees                                                          3
   Custodian fees                                                            21
   System fees                                                               20
   Printing expenses                                                         13
   Audit fees                                                                19
   Trustees' fees and expenses                                                4
   Distribution fees - Service Shares                                        80
   Other expenses                                                             9
   Non-recurring costs (Note 2)                                               1
   Costs assumed by Janus Capital Management LLC (Note 2)                    (1)
--------------------------------------------------------------------------------
Total Expenses                                                              404
Expense and Fee Offsets                                                      (1)
Net Expenses                                                                403
Net Investment Income/(Loss)                                               (226)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                  4,085
   Net realized gain/(loss) from foreign currency transactions              (74)
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                      643
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    4,654
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 4,428
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                                       Janus Aspen
                                                                  Global Life Sciences
For the fiscal year ended December 31                                   Portfolio
(all numbers in thousands)                                            2004        2003
---------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (226)   $   (181)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                4,011         290
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   643       7,484
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      4,428       7,593
---------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                --          --
    Service Shares                                                      --          --
  Net realized gain from investment transactions*
    Institutional Shares                                                --          --
    Service Shares                                                      --          --
---------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           --          --
---------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             1,193         726
    Service Shares                                                  12,135       8,320
  Reinvested dividends and distributions
    Institutional Shares                                                --          --
    Service Shares                                                      --          --
  Shares repurchased
    Institutional Shares                                            (1,443)     (1,111)
    Service Shares                                                 (17,247)    (10,297)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (5,362)     (2,362)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (934)      5,231
Net Assets:
  Beginning of period                                               35,104      29,873
---------------------------------------------------------------------------------------
End of period                                                     $ 34,170    $ 35,104
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $     --    $     --
---------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares

For a share outstanding during the                                      Janus Aspen Global Life Sciences Portfolio
fiscal year or period ended December 31                             2004        2003        2002        2001     2000(1)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  6.93     $  5.49     $  7.77     $  9.31     $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .02         .02         .02         .02         .05
  Net gain/(loss) on securities (both realized and unrealized)       .99        1.42       (2.30)      (1.55)       (.72)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.01        1.44       (2.28)      (1.53)       (.67)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --          --          --          --        (.02)
  Distributions (from capital gains)*                                 --          --          --          --          --
  Tax return of capital*                                              --          --          --        (.01)         --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --          --          --        (.01)       (.02)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  7.94     $  6.93     $  5.49     $  7.77     $  9.31
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                     14.57%      26.23%     (29.34)%    (16.43)%     (6.70)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $ 4,088     $ 3,822     $ 3,359     $ 5,972     $10,984
Average Net Assets for the Period (in thousands)                 $ 3,998     $ 3,601     $ 4,432     $ 6,482     $ 5,372
Ratio of Gross Expenses to Average Net Assets***(2)                 0.90%       0.97%       0.87%       0.81%       1.03%
Ratio of Net Expenses to Average Net Assets***(2)                   0.90%       0.97%       0.87%       0.81%       1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***     (0.42)%     (0.34)%     (0.39)%     (0.16)%      0.60%
Portfolio Turnover Rate***                                           108%        110%        113%        109%        137%

Service Shares

For a share outstanding during the                                     Janus Aspen Global Life Sciences Portfolio
fiscal year or period ended December 31                             2004        2003        2002        2001     2000(1)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  6.89     $  5.46     $  7.75     $  9.31     $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --(3)       --(3)       --(3)       --(3)       --(3)
  Net gain/(loss) on securities (both realized and unrealized)       .98        1.43       (2.29)      (1.56)       (.69)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     .98        1.43       (2.29)      (1.56)       (.69)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --          --          --          --          --
  Distributions (from capital gains)*                                 --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  7.87     $  6.89     $  5.46     $  7.75     $  9.31
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                     14.22%      26.19%     (29.55)%    (16.76)%     (6.90)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $30,082     $31,282     $26,514     $44,161     $48,005
Average Net Assets for the Period (in thousands)                 $31,902     $28,604     $34,475     $38,230     $16,247
Ratio of Gross Expenses to Average Net Assets***(2)                 1.15%       1.22%       1.12%       1.07%       1.20%
Ratio of Net Expenses to Average Net Assets***(2)                   1.15%       1.22%       1.12%       1.06%       1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***     (0.66)%     (0.59)%     (0.63)%     (0.43)%     (0.03)%
Portfolio Turnover Rate***                                           108%        110%        113%        109%        137%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Fiscal period from January 18, 2000 (inception date) through December 31, 2000.
(2)   See Note 4 in Notes to Financial Statements.
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Notes to Schedule of Investments

S&P 500(R) Index      The Standard & Poor's Composite Index of 500 stocks, a
                      widely recognized, unmanaged index of common stock prices.

ADR                   American Depositary Receipt

New York Shares       Securities of foreign companies trading on the New York
                      Stock Exchange

PLC                   Public Limited Company

 *Non-income-producing security.

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(sigma) Schedule of Fair Valued Securities
                                                                      Value as
                                                                        % of
                                                            Value    Net Assets
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc. (sigma)                                     $131,199        0.4%
--------------------------------------------------------------------------------
Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                         $6,189,862
--------------------------------------------------------------------------------

ss.Schedule of Restricted and Illiquid Securities

                                                                                                                      Value as
                                                        Acquisition        Acquisition                                  % of
                                                           Date                Cost                  Value           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.                                           12/28/04            $131,199              $131,199             0.4%
------------------------------------------------------------------------------------------------------------------------------------

The portfolio has registration rights for certain restricted securities held as of December 31, 2004. The issuer incurs all registration costs.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


11  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.


                                       Janus Aspen Series  December 31, 2004  12

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.


13  Janus Aspen Series  December 31, 2004

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.24% of average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the Funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                     DST Securities, Inc.          Portfolio Expense         DST Systems
Portfolio                                              Commissions Paid                Reduction                Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                  $--                           $--                   $1,984
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  14

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                            Undistributed   Undistributed                                Other Book       Net Tax
                                               Ordinary       Long-Term     Accumulated    Post-October    to Tax      Appreciation/
Portfolio                                       Income          Gains      Capital Losses    Deferral    Differences  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio       $--             $--        $(17,305,091)      $--          $362        $8,574,747
------------------------------------------------------------------------------------------------------------------------------------

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                                                  December 31, 2009   December 31, 2010   December 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                                      $(6,244,824)        $(9,173,669)        $(1,886,598)
------------------------------------------------------------------------------------------------------------------------------------

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                        Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                            $4,063,543
--------------------------------------------------------------------------------


15  Janus Aspen Series  December 31, 2004

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                               Federal Tax          Unrealized        Unrealized
Portfolio                                                                         Cost             Appreciation     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                                     $25,239,171          $9,055,230        $(480,483)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                                   Distributions
For the fiscal year ended December 31, 2004                   ----------------------------------------------------
                                                              From Ordinary        From Long-Term    Tax Return of   Net Investment
Portfolio                                                         Income            Capital Gains        Capital          Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                         $--                   $--              $--          $(238,273)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Distributions
For the fiscal year ended December 31, 2003                   ----------------------------------------------------
                                                              From Ordinary        From Long-Term    Tax Return of   Net Investment
Portfolio                                                         Income            Capital Gains        Capital          Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio                         $--                   $--              $--          $(177,613)
------------------------------------------------------------------------------------------------------------------------------------

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31            Institutional Shares            |            Service Shares
Portfolio                                          2004(1)   2003    2002    2001   2000(2) | 2004(1)   2003   2002   2001   2000(2)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio           0.90%  0.97%   0.87%   0.81%   1.03%   |   1.15%  1.22%  1.12%  1.07%     1.20%
------------------------------------------------------------------------------------------------------------------------------------

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2) Fiscal period from January 18, 2000 (inception date) through December 31, 2000.


                                       Janus Aspen Series  December 31, 2004  16

5. CAPITAL SHARE TRANSACTIONS

                                                                 Janus Aspen
                                                            Global Life Sciences
For the fiscal year ended December 31                             Portfolio
(all numbers in thousands)                                      2004      2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    159       118
  Shares Repurchased                                            (196)     (178)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions            (37)      (60)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                          552       612
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                515       552
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                  1,621     1,404
  Shares Repurchased                                          (2,342)   (1,713)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           (721)     (309)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                        4,543     4,852
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              3,822     4,543
--------------------------------------------------------------------------------

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                      Purchase of Long-       Proceeds from Sales
                                               Purchase of    Proceeds from Sales   Term U.S. Government       of Long-Term U.S.
Portfolio                                       Securities       of Securities          Obligations          Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio     $37,794,609        $43,938,027               $--                       $--
------------------------------------------------------------------------------------------------------------------------------------


17  Janus Aspen Series  December 31, 2004

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                         Janus Aspen Series December 31, 2004 18

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Life Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Life Sciences Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
LLP Denver, Colorado
February 11, 2005


19  Janus Aspen Series  December 31, 2004

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


                                       Janus Aspen Series  December 31, 2004  20

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


21  Janus Aspen Series  December 31, 2004

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                       Janus Aspen Series  December 31, 2004  22

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Malley          Executive Vice President and               12/99-Present           Vice President of Janus Capital and
151 Detroit Street        Co-Portfolio Manager Global Life                                   Portfolio Manager for other Janus
Denver, CO 80206          Sciences Portfolio                                                 accounts.
Age 36

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  26

Notes









27  Janus Aspen Series  December 31, 2004

Notes












                                       Janus Aspen Series  December 31, 2004  28

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-713 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Global Technology Portfolio

                                                                    [LOGO] Janus

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ................    2
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Financial Highlights ......................................................   10
Notes to Schedule of Investments ..........................................   12
Notes to Financial Statements .............................................   13
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
Explanations of Charts, Tables and Financial Statements ...................   22
Trustees and Officers .....................................................   24

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only, and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Global Technology Portfolio

(unaudited)

                                                               [PHOTO]
                                                               Mike Lu
                                                               portfolio manager

================================================================================
Portfolio Strategy

This nondiversified portfolio invests globally in a broad range of companies that are creating or benefiting from the latest advancements in technology.
================================================================================

Performance Overview

For the 12 months ended December 31, 2004, equity markets logged positive results, fueled by a strengthening economy and rising corporate profits. Focused on a volatile niche, Janus Aspen Global Technology Portfolio-Institutional Shares posted a 0.88% return, the Service Shares advanced 0.57%, and the Service II Shares returned 0.84% in this environment. By comparison, the Portfolio's benchmark, the S&P 500(R) Index gained 10.88% and the Morgan Stanley Capital International World Information Technology Index -which also provides a relevant basis of comparison given the Portfolio's investment style - advanced 2.48%.

The Portfolio's underperformance can be attributed primarily to its significant overweighting versus the benchmark in semiconductor and semiconductor equipment stocks. The group suffered significant declines during the period as worries over a semiconductor down cycle pressured shares. Our fundamental, demand-driven checks indicated that while there were sub-segments where inventory levels were seasonally higher than normal, there weren't across-the-board excesses that would lead to a full-scale downturn. Nevertheless, fear gripped the market resulting in wild swings in share prices. In addition, the Portfolio was hurt by the performance of select holdings within the hardware and equipment space. The software and services group provided one of the few bright spots during the period.

Strategy in this Environment

Despite the ongoing volatility in technology stocks, we continue to engage in fundamental research - focusing individually on companies that are developing sustainable franchises. Our emphasis remains on those firms profiting from strong end-use demand, product innovation and robust replacement cycles. Our approach is to invest for the long-haul rather than rapid-fire short-term trading, resulting in a much-lower-than peer-group portfolio turnover ratio. Finding opportunities where expectations are out of step with fundamentals - which we believe is currently the case with semiconductor shares - also will guide our investment decisions. We believe our in-person, end-demand-driven research will help us capitalize on such "expectation gaps" for the benefit of our investors.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2004    December 31, 2003
Electronic Arts, Inc.                           4.0%                 4.3%
Yahoo!, Inc.                                    3.5%                 1.7%
Texas Instruments, Inc.                         3.0%                 2.7%
Dell, Inc.                                      3.0%                 2.3%
Hon Hai Precision Industry Company, Ltd.        2.9%                 1.9%
Marvell Technology Group, Ltd.                  2.6%                 1.6%
Microsoft Corp.                                 2.5%                 2.4%
Amazon.com, Inc.                                2.4%                 3.6%
Nokia Oyj (ADR)                                 2.3%                 4.2%
Samsung Electronics Company, Ltd.               2.3%                 1.9%

Portfolio Composition

The Portfolio was 94.0% invested in equities as of December 31, 2004, and held a 5.3% position in cash, a direct result of the compelling opportunities we are uncovering in the market. We continue to have a sizable stake in foreign holdings, which comprised 42.1% of total net assets, and our 10 largest equity holdings accounted for 28.5% of the Portfolio at the period's end.

Weaker Performers Included Telecom Equipment and Online Retail Stocks

UTStarcom, a winner for us early in the year, ultimately ended the period down and was among the Portfolio's biggest detractors. With the majority of the company's revenues dependent on China-based demand for its telecommunications gear, the stock dropped on fears of an economic hard landing in China resulting from its government's decision to tighten the money supply to avert speculative excess. We are closely tracking developments in China and believe the market is too pessimistic. We also believe that, given the importance the government places on telecommunications diffusion within its borders, UTStarcom will continue to see demand from China. In addition, we think that strong feedback from UTStarcom's


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Global Technology Portfolio

(unaudited)

customers and its robust product portfolio in Internet protocol ("IP")-centric broadband equipment are positives that the market has overlooked.

Amazon.com also weighed on performance after ranking as a leading performer in 2003. Key to the online retailer's past success has been its ability to attract more active customers and persuade them to buy a wider variety of products. Currently, Amazon boasts about 41 million regular shoppers-a figure that has been growing by roughly 2 million per quarter. Despite this winning strategy, the company indicated that earnings for quarters in the near term will likely be lower than anticipated due to costs associated with opening a new distribution center in Europe and adding additional research and development resources. While we applaud the company for laying the groundwork for long-term growth, we are also cognizant of the near-term disconnect between investor expectations and earnings performance, and hence have scaled back our position.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                    Janus Aspen
                                                       Global
                                                     Technology      S&P 500(R)
                                                     Portfolio         Index
                                                     ---------         -----
Electronic Components - Semiconductors                  2.3%           12.2%
Semiconductor Components/Integrated Circuits            0.4%            6.2%
Wireless Equipment                                      1.0%            6.1%
Electronic Components - Miscellaneous                   0.1%            5.7%
Web Portals/Internet Service Providers                  0.5%            5.4%

Another laggard was semiconductor chip maker Texas Instruments. In addition to the industry-wide issues, Texas Instruments had to contend with a first half sales slump at Finnish wireless handset maker Nokia, one of its largest customers. What few investors seem to realize, however, is that Texas Instruments serves as the "arms dealer" to the handset industry, supplying all vendors with baseband and analog solutions necessary to slug it out in the battle for market share. If we are correct in concluding from our research that end-user demand trends remain strong - despite Nokia's turbulence - Texas Instruments should be well-poised to participate when sentiment once again catches up to fundamentals. Additionally, Texas Instrument's digital light processor ("DLP") business is fast-challenging the incumbents in the large-size flat panel display space and gaining significant market share. Unlike other display businesses, DLP is single-sourced only from Texas Instruments.

Internet Service and Commerce Stocks Among Strongest Performers

Yahoo! and eBay, two leading consumer-oriented portal stocks, helped pace the Portfolio's leaders during the period. These multi-year holdings posted better-than-anticipated results throughout the year, as online advertising reached an inflection point at Yahoo! and eBay's online auction volumes continued to accelerate. Both of these trends signal the "mainstreaming" of online media and commerce in our daily lives. Significant product extension and geographic expansion opportunities exist for both firms, and we remain positive in the ability of both managements to continue to pursue future growth opportunities.

Multi-faceted manufacturer Samsung Electronic of Korea provided a lift as well as it quickly emerged as a top three player in the wireless handset space. After enduring a bout of Asian market turmoil stemming from China's efforts to tinker with its economy and a selloff following Nokia's acknowledgement of slowing sales, Samsung rebounded nicely through the second half of the year.

Investment Strategy and Outlook

Although the economy continues to signal improvement and stocks have regained some traction, uncertainties still abound, including the final assessment on the strength of the 2004 holiday season and 2005 technology budgets. Adding to these unknowns is the lack of strong secular drivers for information technology spending. Therefore, we believe it is essential to continue to hone our process of carefully examining individual companies and their demand-supply ecosystems in order to successfully navigate the choppy waters. By identifying sub-segments and businesses exposed to real end-demand growth and finding good buying opportunities, we look forward to managing the Portfolio for solid future returns.

Thank you for your investment in Janus Aspen Global Technology Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance

================================================================================

Initial Investment of $10,000

[MOUNTAIN CHART OMITTED]

                       Janus Aspen
                          Global
                        Technology
                       Portfolio -
                      Institutional          S&P 500(R)
                         Shares                Index
                      -------------         ------------
 1/18/2000*              $10,000               $10,000
 1/31/2000               $10,020               $ 9,585
 2/29/2000               $11,220               $ 9,404
 3/31/2000               $10,770               $10,324
 4/30/2000               $ 9,600               $10,013
 5/31/2000               $ 8,960               $ 9,808
 6/30/2000               $ 9,830               $10,050
 7/31/2000               $ 9,500               $ 9,893
 8/31/2000               $10,380               $10,507
 9/30/2000               $ 9,320               $ 9,952
10/31/2000               $ 8,480               $ 9,910
11/30/2000               $ 6,700               $ 9,129
12/31/2000               $ 6,597               $ 9,174
 1/31/2001               $ 7,217               $ 9,499
 2/28/2001               $ 5,337               $ 8,633
 3/31/2001               $ 4,686               $ 8,086
 4/30/2001               $ 5,408               $ 8,714
 5/31/2001               $ 5,205               $ 8,773
 6/30/2001               $ 4,903               $ 8,559
 7/31/2001               $ 4,459               $ 8,475
 8/31/2001               $ 3,950               $ 7,944
 9/30/2001               $ 3,167               $ 7,303
10/31/2001               $ 3,696               $ 7,442
11/30/2001               $ 4,099               $ 8,013
12/31/2001               $ 4,151               $ 8,083
01/31/2002               $ 4,002               $ 7,965
02/28/2002               $ 3,587               $ 7,812
03/31/2002               $ 3,885               $ 8,105
04/30/2002               $ 3,438               $ 7,614
05/31/2002               $ 3,236               $ 7,558
06/30/2002               $ 2,927               $ 7,020
07/31/2002               $ 2,629               $ 6,473
 8/31/2002               $ 2,629               $ 6,515
 9/30/2002               $ 2,342               $ 5,807
10/31/2002               $ 2,523               $ 6,318
11/30/2002               $ 2,799               $ 6,690
12/31/2002               $ 2,459               $ 6,297
01/31/2003               $ 2,395               $ 6,132
02/28/2003               $ 2,395               $ 6,040
03/31/2003               $ 2,406               $ 6,099
04/30/2003               $ 2,619               $ 6,601
05/31/2003               $ 2,874               $ 6,949
06/30/2003               $ 2,917               $ 7,037
 7/31/2003               $ 3,055               $ 7,161
 8/31/2003               $ 3,300               $ 7,301
 9/30/2003               $ 3,236               $ 7,223
10/31/2003               $ 3,566               $ 7,632
11/30/2003               $ 3,566               $ 7,699
12/31/2003               $ 3,608               $ 8,103
 1/31/2004               $ 3,768               $ 8,252
 2/29/2004               $ 3,704               $ 8,366
 3/31/2004               $ 3,683               $ 8,240
 4/30/2004               $ 3,428               $ 8,111
 5/31/2004               $ 3,534               $ 8,222
 6/30/2004               $ 3,587               $ 8,382
 7/31/2004               $ 3,151               $ 8,105
 8/31/2004               $ 3,034               $ 8,137
 9/30/2004               $ 3,172               $ 8,226
10/31/2004               $ 3,321               $ 8,351
11/30/2004               $ 3,523               $ 8,689
12/31/2004               $ 3,640               $ 8,985

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                         One         Since
                                                         Year      Inception*
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
- Institutional Shares                                   0.88%      (18.45)%
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
- Service Shares                                         0.57%      (18.67)%
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
- Service II Shares                                      0.84%      (18.67)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                        10.88%      (2.14)%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
World Information Technology Index                       2.48%      (16.50)%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for Variable Annuity
Specialty/Miscellaneous Funds                           111/136     32/38
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - January 18, 2000

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                         Beginning Account Value          Ending Account Value           Expenses Paid During Period
Expense Example - Institutional Shares         (7/1/04)                         (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                        $1,014.80                           $3.65
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                        $1,021.52                           $3.66
------------------------------------------------------------------------------------------------------------------------------------

                                         Beginning Account Value          Ending Account Value           Expenses Paid During Period
Expense Example - Service Shares               (7/1/04)                         (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                        $1,014.30                           $4.91
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                        $1,020.26                           $4.93
------------------------------------------------------------------------------------------------------------------------------------

                                         Beginning Account Value          Ending Account Value           Expenses Paid During Period
Expense Example - Service II Shares            (7/1/04)                        (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                        $1,016.90                           $4.92
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                        $1,020.26                           $4.93
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.72% for Institutional Shares, 0.97% for Service Shares and 0.97% for Service II Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses my include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 93.6%
Applications Software - 3.4%
         22,025  Citrix Systems, Inc.* ..........................$      540,273
         24,122  Infosys Technologies, Ltd. .....................     1,159,210
        171,705  Microsoft Corp. ................................     4,586,241
                                                                      6,285,724
Audio and Video Products - 1.6%
        111,839  Thomson** ......................................     2,956,732
Automotive - Cars and Light Trucks - 1.1%
        178,171  Nissan Motor Company, Ltd.** ...................     1,936,982
Automotive - Truck Parts and Equipment - Original - 0.6%
         23,415  Autoliv, Inc. (SDR)# ...........................     1,120,470
Cable Television - 0.6%
         32,485  EchoStar Communications Corp. - Class A* .......     1,079,801
Commercial Services - Finance - 0.5%
         24,940  Paychex, Inc. ..................................       849,955
Computer Aided Design - 1.3%
         48,321  Dassault Systemes S.A.** .......................     2,436,738
Computer Services - 3.4%
         57,682  Atos Origin S.A.*,** ...........................     3,917,858
        609,557  LogicaCMG PLC** ................................     2,255,732
                                                                      6,173,590
Computers - 5.2%
        130,105  Dell, Inc.* ....................................     5,482,625
         37,890  IBM Corp. ......................................     3,735,196
         73,490  Sun Microsystems, Inc.* ........................       395,376
                                                                      9,613,197
Computers - Memory Devices - 2.1%
        197,020  EMC Corp.* .....................................     2,929,688
         31,030  Storage Technology Corp.* ......................       980,858
                                                                      3,910,546
Computers - Peripheral Equipment - 1.6%
         46,985  Logitech International S.A.* ...................     2,871,742
Consulting Services - 0.3%
         17,555  Accenture, Ltd. - Class A (New York Shares)* ...       473,985
Distribution/Wholesale - 0.2%
         13,850  Ingram Micro, Inc. - Class A* ..................       288,080
E-Commerce/Products - 2.4%
        100,250  Amazon.com, Inc.* ..............................     4,440,073
E-Commerce/Services - 2.0%
         31,220  eBay, Inc.* ....................................     3,630,262
Electric Products - Miscellaneous - 4.2%
        398,000  Johnson Electric Holdings, Ltd. ................       386,597
         34,870  LG Electronics, Inc.** .........................     2,159,164
          9,480  Samsung Electronics Company, Ltd.** ............     4,125,522
        229,000  Toshiba Corp.** ................................       983,312
                                                                      7,654,595
Electronic Components - Miscellaneous - 5.7%
      1,138,912  Hon Hai Precision Industry Company, Ltd. .......     5,283,057
         26,113  KH Vatec Company, Ltd.** .......................       626,843
         97,606  Koninklijke (Royal) Philips Electronics N.V.** .     2,588,408
         52,200  LG.Philips LCD Co. (ADR)*,**,# .................       939,078
          9,680  Samsung SDI Company, Ltd.** ....................     1,056,646
                                                                     10,494,032
Electronic Components - Semiconductors - 11.8%
        140,010  Advanced Micro Devices, Inc.*,# ................     3,083,019
      1,128,473  ARM Holdings PLC** .............................     2,394,045
        134,185  ATI Technologies, Inc. (New York Shares)*,# ....     2,601,847
         68,190  Broadcom Corp. - Class A* ......................     2,201,173
         38,285  International Rectifier Corp.*,# ...............     1,706,362
         18,510  Microchip Technology, Inc. .....................       493,477
         55,571  STMicroelectronics N.V.** ......................     1,083,925
         34,793  STMicroelectronics N.V. (New York Shares)**,# ..       672,201
        224,325  Texas Instruments, Inc. ........................     5,522,881
         67,540  Xilinx, Inc. ...................................     2,002,561
                                                                     21,761,491
Electronic Design Automation - 0.5%
         69,460  Cadence Design Systems, Inc.* ..................       959,243
Electronic Measuring Instruments - 1.4%
         24,800  Advantest Corp.** ..............................     2,127,373
          1,900  Keyence Corp.** ................................       425,725
                                                                      2,553,098
Enterprise Software/Services - 2.9%
         94,190  BEA Systems, Inc.* .............................       834,523
        189,815  Oracle Corp.* ..................................     2,604,262
         10,180  SAP A.G.** .....................................     1,815,435
                                                                      5,254,220
Entertainment Software - 4.2%
         22,730  Activision, Inc.* ..............................       458,691
        118,065  Electronic Arts, Inc.* .........................     7,282,250
                                                                      7,740,941
Internet Connectivity Services - 1.2%
         62,040  NDS Group PLC (ADR)*,** ........................     2,114,261
Internet Security - 2.4%
        72,645  Check Point Software Technologies, Ltd.
                 (New York Shares)* .............................     1,789,246
         25,035  McAfee, Inc.* ..................................       724,263
         68,095  Symantec Corp.* ................................     1,754,127
          6,405  VeriSign, Inc.* ................................       214,696
                                                                      4,482,332
Medical Instruments - 1.0%
          4,995  Boston Scientific Corp.* .......................       177,572
         33,830  Medtronic, Inc. ................................     1,680,336
                                                                      1,857,908
Miscellaneous Manufacturing - 0.6%
         54,140  Applied Films Corp.*,# .........................     1,167,258
Networking Products - 2.0%
        191,140  Cisco Systems, Inc.* ...........................     3,689,002
Retail - Consumer Electronics - 0.2%
          6,585  Best Buy Company, Inc. .........................       391,281
Semiconductor Components/Integrated Circuits - 6.2%
          9,485  Analog Devices, Inc. ...........................       350,186
        135,855  Marvell Technology Group, Ltd.* ................     4,818,776
         66,675  Maxim Integrated Products, Inc. ................     2,826,353
         11,400  NEC Electronics Corp.** ........................       556,260
         26,705  PowerDsine, Ltd. (New York Shares)*,# ..........       366,393
        389,400  Siliconware Precision Industries Co. ...........       321,940
      1,411,323  Taiwan Semiconductor Manufacturing Company, Ltd.     2,249,032
                                                                     11,488,940


See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

 Schedule of Investments

As of December 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Semiconductor Equipment - 3.5%
        108,835  Applied Materials, Inc.* .......................$    1,861,079
         49,880  KLA-Tencor Corp.* ..............................     2,323,409
         81,570  Teradyne, Inc.* ................................     1,392,400
         12,300  Tokyo Electron, Ltd.** .........................       757,422
                                                                      6,334,310
Telecommunication Equipment - 4.3%
        162,895  Alcatel S.A. (ADR)*,**,# .......................     2,546,049
         31,490  Harris Corp. ...................................     1,945,767
        145,405  UTStarcom, Inc.*,# .............................     3,220,720
         36,200  ZTE Corp.* .....................................       117,132
                                                                      7,829,668
Telecommunication Equipment - Fiber Optics - 2.0%
        315,775  Corning, Inc.* .................................     3,716,672
Telecommunication Services - 0.7%
         51,430  Amdocs, Ltd. (New York Shares)*,** .............     1,350,038
Television - 1.1%
        181,238  British Sky Broadcasting Group PLC** ...........     1,955,530
Web Hosting/Design - 0.3%
         15,165  Macromedia, Inc.* ..............................       471,935
Web Portals/Internet Service Providers - 5.4%
         55,005  EarthLink, Inc.* ...............................       633,658
         23,160  Netease.com, Inc. (ADR)*,# .....................     1,223,543
            344  Yahoo Japan Corp.*,** ..........................     1,651,683
        168,620  Yahoo!, Inc.* ..................................     6,353,601
                                                                      9,862,485
Wireless Equipment - 5.7%
        134,010  Motorola, Inc. .................................     2,304,972
        147,629  Nokia Oyj** ....................................     2,331,722
        271,935  Nokia Oyj (ADR)** ..............................     4,261,222
         46,765  Telefonaktiebolaget LM Ericsson (ADR)*,# .......     1,472,630
                                                                      10,370,546
--------------------------------------------------------------------------------
Total Common Stock (cost $133,034,823) ..........................   171,567,663
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Applications Software - 0.3%
        675,000  Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07 (144A)ss. ......       673,313
 Electronic Components - Semiconductors - 0.4%
        650,000  International Rectifier Corp., 4.25%
                   convertible subordinated notes, due 7/15/07 ..       645,125
 Networking Products - 0%
      1,000,000  Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03 (144A)(omega), (delta),
                   (sigma), ss. .................................             0
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,126,501) .........................     1,318,438
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Wireless Equipment - 0.4%
         14,235  Crown Castle International Corp.
                   convertible, 6.25% (cost $711,750)# ..........       693,956
--------------------------------------------------------------------------------
Other Securities - 5.9%
     10,771,349  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $10,771,349) ...........  10,771,349
Repurchase Agreement - 4.7%
      8,600,000  Merrill Lynch & Company, Inc., 2.20%
                   dated 12/31/04, maturing 1/3/05
                   to be repurchased at $8,601,577
                   collateralized by $29,756,812
                   in U.S. Government Agencies
                   4.50% - 7.00%, 6/1/18 - 10/01/34
                   with a value of $8,772,085
                   (cost $8,600,000) ............................     8,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $155,244,423) - 105.3% ............   192,951,406
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -(5.3)% ..    (9,770,740)
--------------------------------------------------------------------------------
Net Assets - 100.0% .............................................$  183,180,666
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                  Value        % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                           $  5,679,358                              3.0%
Canada                               2,601,847                              1.3%
Cayman Islands                       1,223,543                              0.6%
China                                  117,132                              0.1%
Finland                              6,592,944                              3.4%
France                              11,857,377                              6.1%
Germany                              1,815,435                              0.9%
India                                1,159,210                              0.6%
Israel                               2,155,639                              1.1%
Japan                                8,438,757                              4.4%
Netherlands                          4,344,534                              2.2%
South Korea                          8,907,253                              4.7%
Sweden                               1,472,630                              0.8%
Switzerland                          2,871,742                              1.5%
Taiwan                               7,854,029                              4.0%
United Kingdom                      10,069,606                              5.2%
Unites States++                    115,790,370                             60.1%
--------------------------------------------------------------------------------
Total                             $192,951,406                            100.0%

++Includes Short-Term Securities and Other Securities (50.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                Currency             Currency       Unrealized
Settlement Date                Units Sold      Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/20/05             675,000           $1,285,482         $(46,695)
Euro 4/15/05                    2,700,000            3,674,385         (168,975)
Japanese Yen 4/15/05          175,000,000            1,721,125         (114,146)
South Korean
 Won 5/12/05                1,250,000,000            1,206,843          (94,744)
South Korean
 Won 5/27/05                  500,000,000              482,761          (33,625)
--------------------------------------------------------------------------------
Total                                               $8,370,596        $(458,185)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                      Global
As of December 31, 2004                                             Technology
(all numbers in thousands except net asset value per share)          Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                              $ 155,244
  Investments at value(1)                                             $ 192,951
    Cash                                                                    332
    Receivables:
       Investments sold                                                   1,924
       Portfolio shares sold                                                 98
       Dividends                                                             17
       Interest                                                              32
    Other assets                                                              3
-------------------------------------------------------------------------------
Total Assets                                                            195,357
-------------------------------------------------------------------------------
Liabilities:
    Payables:
       Collateral for securities loaned (Note 1)                         10,771
       Investments purchased                                                457
       Portfolio shares repurchased                                         254
       Advisory fees                                                         98
       Transfer agent fees and expenses                                       1
       Distribution fees - Service Shares                                    32
       Distribution fees - Service II Shares                                  6
    Accrued expenses                                                         99
  Forward currency contracts                                                458
-------------------------------------------------------------------------------
Total Liabilities                                                        12,176
Net Assets                                                            $ 183,181
-------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $ 598,593
  Undistributed net investment income/(loss)*                                --
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                  (452,661)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                     37,249
-------------------------------------------------------------------------------
Total Net Assets                                                      $ 183,181
-------------------------------------------------------------------------------
Net Assets - Institutional Shares                                     $   4,423
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      1,292
-------------------------------------------------------------------------------
Net Asset Value Per Share                                             $    3.42
-------------------------------------------------------------------------------
Net Assets - Service Shares                                           $ 151,354
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)     42,592
-------------------------------------------------------------------------------
Net Asset Value Per Share                                             $    3.55
-------------------------------------------------------------------------------
Net Assets - Service II Shares                                        $  27,404
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      7,576
-------------------------------------------------------------------------------
Net Asset Value Per Share                                             $    3.62
-------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $10,496,723 of securities loaned for Janus Aspen Global Technology Portfolio (Note 1).


See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                     Janus Aspen
                                                                        Global
For the fiscal year ended December 31, 2004                           Technology
(all numbers in thousands)                                            Portfolio
-------------------------------------------------------------------------------
Investment Income:
   Interest                                                             $   163
   Securities lending income                                                 42
   Dividends                                                              1,680
   Foreign tax withheld                                                    (149)
--------------------------------------------------------------------------------
Total Investment Income                                                   1,736
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                          1,239
   Transfer agent fees and expenses                                           4
   Registration fees                                                          2
   Custodian fees                                                            39
   Audit fees                                                                14
   Trustees' fees and expenses                                                9
   Distribution fees - Service Shares                                       403
   Distribution fees - Service II Shares                                     65
   Other expenses                                                            73
   Non-recurring costs (Note 2)                                               3
   Costs assumed by Janus Capital Management LLC (Note 2)                    (3)
--------------------------------------------------------------------------------
Total Expenses                                                            1,848
Expense and Fee Offsets                                                      (3)
Net Expenses                                                              1,845
Net Investment Income/(Loss)                                               (109)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                    443
   Net realized gain/(loss) from foreign currency transactions           (1,006)
   Change in unrealized net appreciation/(depreciation) of
     investments and foreign currency translations                         (185)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     (748)
Net Increase/(Decrease) in Net Assets Resulting from Operations         $  (857)
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                                           Janus Aspen
                                                                        Global Technology
 For the fiscal year ended December 31                                      Portfolio
(all numbers in thousands)                                                2004           2003
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $    (109)     $    (748)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                     (563)        (7,274)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      (185)        73,944
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           (857)        65,922
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Institutional Shares                                                   --             --
     Service Shares                                                         --             --
     Service II Shares                                                      --             --
  Net realized gain from investment transactions*
     Institutional Shares                                                   --             --
     Service Shares                                                         --             --
     Service II Shares                                                      --             --
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --             --
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Institutional Shares                                                1,365          3,937
     Service Shares                                                     22,651         47,560
     Service II Shares                                                   5,973         13,811
  Redemption fees
     Service II Shares                                                       9             42
  Shares repurchased
     Institutional Shares                                               (2,528)        (2,488)
     Service Shares                                                    (50,819)       (50,978)
     Service II Shares                                                  (7,340)        (7,367)
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (30,689)         4,517
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (31,546)        70,439
Net Assets:
  Beginning of period                                                  214,727        144,288
---------------------------------------------------------------------------------------------
End of period                                                        $ 183,181      $ 214,727
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                          $      --      $      --
---------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares

For a share outstanding during the                                                 Janus Aspen Global Technology Portfolio
fiscal year or period ended December 31                              2004          2003          2002          2001          2000(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $    3.39     $    2.31     $    3.90     $    6.49     $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        .02          (.01)          .02           .19           .16
  Net gain/(loss) on securities (both realized and unrealized)        .01          1.09         (1.61)        (2.57)        (3.56)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      .03          1.08         (1.59)        (2.38)        (3.40)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                              --            --            --          (.21)         (.11)
  Distributions (from capital gains)*                                  --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    --            --            --          (.21)         (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $    3.42     $    3.39     $    2.31     $    3.90     $    6.49
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                       0.88%        46.75%        (40.7)%      (37.07)%      (34.03)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $   4,423     $   5,580     $   2,721     $   5,643     $  34,950
Average Net Assets for the Period (in thousands)                $   4,887     $   3,871     $   3,974     $   9,242     $  55,483
Ratio of Gross Expenses to Average Net Assets***(2)                  0.72%         0.85%         0.72%         0.68%         0.69%
Ratio of Net Expenses to Average Net Assets***(2)                    0.72%         0.85%         0.72%         0.67%         0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***       0.19%        (0.22)%       (0.05)%        0.64%         1.64%
Portfolio Turnover Rate***                                             30%           46%           70%           91%           34%

Service Shares

For a share outstanding during the                                                 Janus Aspen Global Technology Portfolio
fiscal year or period ended December 31                              2004          2003          2002          2001          2000(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $    3.53     $    2.41          4.08          6.55         10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         --(3)         --(3)         --(3)        .02           .05
  Net gain/(loss) on securities (both realized and unrealized)        .02          1.12         (1.67)        (2.46)        (3.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      .02          1.12         (1.67)        (2.44)        (3.41)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                              --            --            --          (.03)         (.04)
  Distributions (from capital gains)*                                  --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    --            --            --          (.03)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $    3.55     $    3.53          2.41          4.08          6.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                       0.57%        46.47%       (40.93)%      (37.31)%      (34.11)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $ 151,354     $ 180,513       127,656       287,103       374,544
Average Net Assets for the Period (in thousands)                $ 161,072     $ 147,151       191,037       307,222       268,923
Ratio of Gross Expenses to Average Net Assets***(2)                  0.97%         1.10%         0.97%         0.95%         0.94%
Ratio of Net Expenses to Average Net Assets***(2)                    0.97%         1.10%         0.97%         0.94%         0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***      (0.06)%       (0.44)%       (0.29)%        0.42%         1.14%
Portfolio Turnover Rate***                                             30%           46%           70%           91%           34%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Fiscal period from January 18, 2000 (inception date) through December 31, 2000.
(2)   See Note 4 in Notes to Financial Statements.
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Service II Shares

                                                                                                      Janus Aspen
For a share outstanding during the                                                           Global Technology Portfolio
fiscal year ended December 31                                                           2004              2003              2002(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $     3.59        $     2.44        $     4.13
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                            --(2)             --(2)            .01
  Net gain/(loss) on securities (both realized and unrealized)                           .03              1.14             (1.71)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                         .03              1.14             (1.70)
------------------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                                                 --                --                --
  Distributions (from capital gains)*                                                     --                --                --
  Redemption fees                                                                         --(3)            .01               .01
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                                             --               .01               .01
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $     3.62        $     3.59        $     2.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                            0.84%            47.13%           (40.92)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                          $   27,404        $   28,634        $   13,911
Average Net Assets for the Period (in thousands)                                  $   25,926        $   21,419        $    6,085
Ratio of Gross Expenses to Average Net Assets(4)                                        0.97%             1.10%             1.04%
Ratio of Net Expenses to Average Net Assets(4)                                          0.97%             1.10%             1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets                             (.06)%           (0.44)%           (0.42)%
Portfolio Turnover Rate                                                                   30%               46%               70%

*     See Note 3 in Notes to Financial Statements.
(1) Certain prior year amounts have been reclassified to conform to current year presentation.
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2004.
(4)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Morgan Stanley Capital                  A capitalization weighted index that
International World                     monitors the performance of information
Information Technology Index            technology stocks from around the world.

S&P 500(R) Index                        The Standard & Poor's Composite Index of
                                        500 stocks, a widely recognized,
                                        unmanaged index of common stock prices.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                                     American Depositary Receipt

New York Shares                         Securities of foreign companies trading
                                        on the New York Stock Exchange

PLC                                     Public Limited Company

SDR                                     Swedish Depositary Receipt

*        Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
(omega)  Rate is subject to change. Rate shown reflects current rate.
(delta) Security is a defaulted security in the Portfolio with accrued interest in the amount of $40,000 that was written-off December 10, 2001.
# Loaned security, a portion or all of the security is on loan at December 31, 2004.
+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma) Schedule of Fair Valued Securities

                                                                                             Value as
                                                                                               % of
                                                                           Value             Net Assets
------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures, due 5/1/03 (144A)             $ --                   0%
------------------------------------------------------------------------------------------------------------------

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Global Technology                                     $59,602,887
Portfolio
--------------------------------------------------------------------------------

ss.Schedule of Restricted and Illiquid Securities

                                                                                                                           Value as
                                                                     Acquisition       Acquisition                             % of
                                                                         Date                Cost           Value        Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures, due 5/1/03 (144A)         3/6/00        $   800,000              --                 0%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07 (144A)                                 6/27/00        $   675,000       $ 673,313               0.3%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      $ 1,475,000       $ 673,313               0.3%
------------------------------------------------------------------------------------------------------------------------------------

The Portfolio has registration rights for certain restricted securities held as of December 31, 2004. The issuer incurs all registration costs.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2004.


                                       Janus Aspen  Series December 31, 2004  12

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.


13  Janus Aspen Series  December 31, 2004

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                  Value at
Portfolio                                                     December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio                          $10,496,723
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                             Cash Collateral at
Portfolio                                                    December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio                          $10,771,349
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.


                                       Janus Aspen Series  December 31, 2004  14

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with their vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.24% of average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service and Service II Share's average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Portfolio - Service II Shares were $8,776 for the fiscal year ended December 31, 2004.


15  Janus Aspen Series  December 31, 2004

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                            DST Securities, Inc.   Portfolio Expense     DST Systems
Portfolio                                     Commissions Paid         Reduction            Costs
----------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio            $ --                  $ --              $2,789
----------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                               Undistributed   Undistributed                                       Other Book         Net Tax
                                  Ordinary       Long-Term          Accumulated     Post October       to Tax      Appreciation/
Portfolio                          Income         Gains           Capital Losses       Deferral     Differences   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology       $ --          $ --             $(449,977,637)       $ --        $(210,743)     $34,776,233
  Portfolio
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                       December 31, 2008   December 31, 2009   December 31, 2010   December 31, 2011   December 31,2012
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology
  Portfolio                       $(41,019,868)       $(250,531,858)      $(148,365,762)        $(8,794,052)        $(1,266,097)
------------------------------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                 Federal Tax       Unrealized       Unrealized
Portfolio                            Cost         Appreciation    (Depreciation)
--------------------------------------------------------------------------------
Janus Aspen Global Technology
  Portfolio                      $158,175,173       $55,401,711    $(20,625,478)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2004

                                                    Distributions
                                    ----------------------------------------------
                                    From Ordinary   From Long-Term   Tax Return of   Net Investment
Portfolio                              Income       Capital Gains       Capital           Loss
----------------------------------------------------------------------------------------------------
Janus Aspen Global Technology
  Portfolio                             $ --              $ --              $ --        $(114,005)
----------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2003

                                                    Distributions
                                    ----------------------------------------------
                                    From Ordinary   From Long-Term   Tax Return of   Net Investment
Portfolio                              Income       Capital Gains       Capital           Loss
----------------------------------------------------------------------------------------------------
Janus Aspen Global Technology
  Portfolio                              $ --              $ --           $ --          $(814,922)
----------------------------------------------------------------------------------------------------


17  Janus Aspen Series  December 31, 2004

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31

                                               Institutional Shares       |             Service Shares         | Service II Shares
Portfolio                            2004(1)  2003   2002   2001   2000(2)| 2004   2003   2002   2001   2000(2)| 2004   2003   2002
--------------------------------------------------------------------------|---------------------------------------------------------
Janus Aspen                                                               |                                    |
Global Technology Portfolio          0.72%    0.85%  0.72%  0.68%  0.69%  | 0.97%  1.10%  0.97%  0.95%  0.94%  | 0.97%  1.10%  1.04%
---------------------------------------------------------------------------------------------------------------- -------------------

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2) Fiscal period from January 18, 2000 (inception date) through December 31, 2000.

5. CAPITAL SHARE TRANSACTIONS

                                                                  Janus Aspen
                                                               Global Technology
For the fiscal year ended December 31                              Portfolio
(all numbers in thousands)                                      2004      2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                    404     1,364
  Shares Repurchased                                            (758)     (897)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           (354)      467
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                        1,646     1,179
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              1,292     1,646
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                  6,476    15,987
  Shares Repurchased                                         (15,070)  (17,859)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions         (8,594)   (1,872)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       51,186    53,058
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                             42,592    51,186
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares
  Shares sold                                                  1,689     4,884
  Shares Repurchased                                          (2,093)   (2,599)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           (404)    2,285
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                        7,981     5,696
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              7,576     7,981
--------------------------------------------------------------------------------

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                              Proceeds from          Purchase of Long-         Proceeds from Sales
                                           Purchase of            Sales             Term U.S. Government           of Long-Term U.S.
Portfolio                                  Securities         of Securities            Obligations            Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology
  Portfolio                                $55,365,800         $88,216,039                $ --                        $ --
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  18

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Mike Lu                   Executive Vice President and Portfolio     12/99-Present           Vice President of Janus Capital and
151 Detroit Street        Manager Global Technology Portfolio                                Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts.
Age 35

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


27  Janus Aspen Series  December 31, 2004

Notes







                                       Janus Aspen Series  December 31, 2004  28

Notes







29  Janus Aspen Series  December 31, 2004

Notes







                                       Janus Aspen Series  December 31, 2004  30

Notes







31  Janus Aspen Series  December 31, 2004

Notes







                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-714 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Growth Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ................    2
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statements of Changes in Net Assets .......................................   10
Financial Highlights ......................................................   11
Notes to Schedule of Investments ..........................................   12
Notes to Financial Statements .............................................   13
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
Explanations of Charts, Tables and Financial Statements ...................   22
Designation Requirements ..................................................   24
Trustees and Officers .....................................................   25

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Growth Portfolio (unaudited)

                                                               [PHOTO]
                                                               Blaine Rollins
                                                               portfolio manager

================================================================================
Portfolio Strategy

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.
================================================================================

Performance Overview

I fully understand that you invest in Janus Aspen Growth Portfolio for growth - the growth of your money and the growth stocks that will bring you closer to your financial objective. Over the past year, we continued to find and invest in a number of compelling growth stocks on your behalf. Unfortunately, against a backdrop of economic uncertainty, the market chose not to recognize the same impressive qualities that we identified in these companies, and a number of our growth stocks simply did not grow.

During the 12 months ended December 31, 2004, value stocks outperformed growth stocks, a trend that is now in its fourth year, and small-cap stocks outperformed large-cap stocks, a trend that is now in its fifth year. Within the same timeframe, Janus Aspen Growth Portfolio Institutional Shares returned 4.57% and the Service Shares advanced 4.25%, compared to a 10.88% gain for the Portfolio's benchmark, the S&P 500(R) Index.

Investment Strategy in this Environment

I am as dissatisfied as you are with these results. My strategy is to invest in high-quality growth companies that I believe will deliver returns to shareholders, and when a few key holdings don't - as was the case during this most recent 12-month period - performance suffers. By the same token, when these stocks perform the way we expect them to, the Portfolio benefits.

During the period, Maxim Integrated Products, Cisco Systems and Univision Communications were three key holdings that did not meet our performance expectations, and because of the Portfolio's substantial weighting in each, the trio accounted for 2.79% of its underperformance. While I deeply regret falling short of the Portfolio's performance goals for the year, I do not regret my decision to invest in these companies. Each has been a holding for a number of years and each has delivered strong returns for the majority of the Portfolio's shareholders.

So while it may be difficult to see beyond what I believe are short-term setbacks, my long-term confidence in these three companies remains unshaken. Some of the most veteran analysts here at Janus have analyzed such holdings from every possible angle and continue to dig up information that supports our theory that names such as Maxim, Cisco and Univision still possess the characteristics of high-quality growth companies.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                        December 31, 2004    December 31, 2003
Comcast Corp. - Special Class A                6.7%                 6.7%
Time Warner, Inc.                              6.7%                 6.0%
Maxim Integrated Products, Inc.                5.5%                 6.6%
Cisco Systems, Inc.                            4.7%                 4.7%
Linear Technology Corp.                        4.1%                 4.7%
Walgreen Co.                                   2.7%                 3.0%
Tyco International, Ltd.
 (New York Shares)                             2.7%                 1.6%
United Parcel Service, Inc.
 - Class B                                     2.5%                 2.1%
McDonald's Corp.                               2.4%                 1.1%
Univision Communications, Inc.
 - Class A                                     2.3%                 2.6%

A Detailed Discussion of Some of the Fund's Weakest and Strongest Stocks

Univision took a hit in the latter part of the year due to declines in advertising sales. In response to this unexpected development, the multi-faceted Spanish-language media company, which serves the U.S. Hispanic population, replaced the head of ad sales - a move that we believe could help remedy this problem going forward. Given Univision's 90% market share and the growing Hispanic demographic in this country, we remain confident in the company's fundamentals.

Given disappointing sales forecasts from bellwether chip manufacturers Intel and Texas Instruments, as well as several analyst downgrades of the semiconductor sector, it's no surprise that Maxim was among the Portfolio's biggest detractors, along with another core semiconductor position, Linear Technology. Also working against these longtime holdings was a seasonal decline in chip stocks, although they generally bounce back as the holiday season approaches. While Maxim's and Linear's circuits can be found in everything from personal computers to medical equipment, the automotive industry - which


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Growth Portfolio (unaudited)

needs chips to power dashboards, air-bag sensors and navigation systems - is currently the fastest-growing end market for both companies. Our research shows that demand for their products will only increase. For these reasons, my confidence in Maxim and Linear remains high.

Unfortunately, the same can't be said of Charles Schwab Corp., another significant detractor. After owning the stock for many years, my patience was finally exhausted after the discount broker's earnings disappointed us quarter after quarter. Despite Schwab's laudable efforts to lower its cost structure, the company continued to struggle with declining online trading activity and asset inflows, as well as increased competition that has steadily eroded its market share. Management changes failed to improve matters. Therefore, I decided to sell the Portfolio's position in Schwab.

Taking chips off the table in underperforming holdings like Schwab allowed me to reinvest those assets in what I believe are higher-quality companies trading at more attractive valuations. Such was the case with Rio de Janeiro-based Companhia Vale do Rio Doce ("CVRD"). The world's largest iron ore producer has benefited from opening new mines and reviving old ones to meet the growing demand for metals needed to fuel China's booming economy. With iron ore prices forecasted to rise by 18% next year, I expect CVRD to continue to reward the Portfolio's shareholders.

Two clear winners over the course of the year were entertainment conglomerate Time Warner and diversified industrial concern Tyco International. At Time Warner, we've seen continual execution of a strong business model on the part of CEO Dick Parsons. The company's earnings were bolstered this past quarter by solid numbers in its cable division and healthy sales of DVD titles like Lord of the Rings. Additionally, the company's film releases fared relatively well, although the holiday film, The Polar Express, was hampered somewhat by a slow start. Tyco repeatedly reported outstanding results across its business units as it continued its recovery from past management's misdeeds.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                  Janus Aspen       S&P 500(R)
                                                Growth Portfolio      Index
                                                ----------------      -----
Semiconductor Components/Integrated Circuits          9.6%             0.4%
Cable Television                                      6.7%             0.7%
Diversified Operations                                6.7%             5.9%
Multimedia                                            6.7%             2.5%
Networking Products                                   4.8%             1.1%

Seeding the Portfolio With Long-Term Growers

While a handful of key holdings created a significant drag on performance, the Portfolio remains a well-balanced mix of names that I and the analysts believe have the potential for long-term growth. In fact, one of the highlights during the period was the combined performance of the Portfolio's small- and mid-cap investments. I continually seed the bottom third of the Portfolio with small- and mid-cap names that I believe have the potential over a five-year time horizon to evolve into large-cap companies. In fact, some of the large-cap stocks currently in the top third were once small- or mid-cap investments in the lower half of the Portfolio.

Investment Strategy and Outlook

Going forward, I remain committed to finding companies that I believe exhibit profitable unit volume growth, margins that exceed those of their peers, low capital intensity, rising returns on capital and on equity, and intelligent capital allocation, which could include aggressive stock repurchases. Linear, Maxim, and CVRD are just a few holdings that exhibit these characteristics and that I believe will be great long-term contributors to the Portfolio's results.

In closing, I'd like to thank each of you for your continued investment in Janus Aspen Growth Portfolio. Many of you are longtime shareholders, and I appreciate your confidence in me and my ability to restore performance. I take the responsibility of managing your money very seriously and believe the Portfolio is positioned well for the future, both in the near term and for the long run.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================
Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                     Janus Aspen
                  Growth Portfolio                               Russell 1000(R)
               - Institutional Shares      S&P 500(R) Index       Growth Index
               ----------------------      ----------------       ------------

 9/13/1993*              $10,000               $10,000               $10,000
 9/30/1993               $10,200               $ 9,943               $10,040
10/31/1993               $10,420               $10,148               $10,319
11/30/1993               $10,260               $10,052               $10,250
12/31/1993               $10,350               $10,173               $10,426
 1/31/1994               $10,781               $10,519               $10,668
 2/28/1994               $10,701               $10,234               $10,473
 3/31/1994               $10,470               $ 9,787               $ 9,967
 4/30/1994               $10,601               $ 9,913               $10,012
 5/31/1994               $10,691               $10,076               $10,164
 6/30/1994               $10,315               $ 9,829               $ 9,863
 7/31/1994               $10,495               $10,151               $10,200
 8/31/1994               $10,907               $10,568               $10,768
 9/30/1994               $10,616               $10,309               $10,623
10/31/1994               $10,796               $10,541               $10,872
11/30/1994               $10,576               $10,157               $10,523
12/31/1994               $10,636               $10,308               $10,700
 1/31/1995               $10,837               $10,575               $10,929
 2/28/1995               $11,129               $10,987               $11,386
 3/31/1995               $11,441               $11,311               $11,719
 4/30/1995               $11,431               $11,644               $11,975
 5/31/1995               $11,763               $12,110               $12,392
 6/30/1995               $12,115               $12,391               $12,870
 7/31/1995               $12,731               $12,802               $13,405
 8/31/1995               $12,843               $12,834               $13,419
 9/30/1995               $13,196               $13,376               $14,038
10/31/1995               $13,196               $13,328               $14,048
11/30/1995               $13,641               $13,913               $14,594
12/31/1995               $13,845               $14,181               $14,677
 1/31/1996               $14,328               $14,664               $15,168
 2/29/1996               $14,802               $14,800               $15,446
 3/31/1996               $15,008               $14,942               $15,466
 4/30/1996               $15,100               $15,162               $15,873
 5/31/1996               $15,389               $15,553               $16,427
 6/30/1996               $15,339               $15,613               $16,449
 7/31/1996               $14,730               $14,923               $15,486
 8/31/1996               $15,307               $15,238               $15,885
 9/30/1996               $16,001               $16,095               $17,042
10/31/1996               $15,927               $16,539               $17,145
11/30/1996               $16,610               $17,789               $18,432
12/31/1996               $16,400               $17,437               $18,071
 1/31/1997               $17,129               $18,526               $19,339
 2/28/1997               $17,193               $18,672               $19,208
 3/31/1997               $16,484               $17,905               $18,168
 4/30/1997               $17,108               $18,973               $19,375
 5/31/1997               $17,954               $20,128               $20,773
 6/30/1997               $18,576               $21,030               $21,604
 7/31/1997               $20,010               $22,703               $23,515
 8/31/1997               $19,228               $21,432               $22,139
 9/30/1997               $20,347               $22,605               $23,228
10/31/1997               $19,945               $21,850               $22,370
11/30/1997               $19,945               $22,862               $23,320
12/31/1997               $20,130               $23,254               $23,581
 1/31/1998               $20,522               $23,512               $24,286
 2/28/1998               $22,145               $25,207               $26,113
 3/31/1998               $22,722               $26,498               $27,154
 4/30/1998               $23,180               $26,765               $27,530
 5/31/1998               $22,679               $26,305               $26,748
 6/30/1998               $24,003               $27,373               $28,387
 7/31/1998               $23,945               $27,082               $28,199
 8/31/1998               $19,956               $23,166               $23,967
 9/30/1998               $21,382               $24,651               $25,808
10/31/1998               $22,368               $26,656               $27,882
11/30/1998               $23,759               $28,271               $30,003
12/31/1998               $27,308               $29,900               $32,708
 1/31/1999               $29,257               $31,151               $34,629
 2/28/1999               $28,050               $30,182               $33,047
 3/31/1999               $29,721               $31,390               $34,787
 4/30/1999               $30,219               $32,606               $34,832
 5/31/1999               $29,848               $31,836               $33,761
 6/30/1999               $31,859               $33,602               $36,126
 7/31/1999               $31,240               $32,553               $34,978
 8/31/1999               $31,065               $32,392               $35,550
 9/30/1999               $31,824               $31,504               $34,803
10/31/1999               $34,170               $33,498               $37,431
11/30/1999               $35,513               $34,179               $39,451
12/31/1999               $39,319               $36,192               $43,554
 1/31/2000               $38,828               $34,373               $41,512
 2/29/2000               $40,756               $33,723               $43,541
 3/31/2000               $42,777               $37,022               $46,657
 4/30/2000               $40,662               $35,908               $44,437
 5/31/2000               $38,092               $35,171               $42,199
 6/30/2000               $39,996               $36,038               $45,398
 7/31/2000               $39,163               $35,475               $43,505
 8/31/2000               $42,815               $37,678               $47,444
 9/30/2000               $40,482               $35,689               $42,956
10/31/2000               $39,100               $35,538               $40,924
11/30/2000               $33,889               $32,737               $34,891
12/31/2000               $33,597               $32,897               $33,787
 1/31/2001               $36,185               $34,064               $36,121
 2/28/2001               $30,209               $30,958               $29,989
03/31/2001               $27,799               $28,997               $26,726
 4/30/2001               $31,237               $31,250               $30,106
 5/31/2001               $31,123               $31,459               $29,663
06/30/2001               $29,706               $30,694               $28,976
 7/31/2001               $27,964               $30,392               $28,252
 8/31/2001               $25,637               $28,489               $25,941
 9/30/2001               $22,343               $26,188               $23,351
10/31/2001               $22,763               $26,688               $24,576
11/30/2001               $25,090               $28,735               $26,937
12/31/2001               $25,287               $28,987               $26,887
01/31/2002               $24,639               $28,564               $26,412
02/28/2002               $24,168               $28,013               $25,316
03/31/2002               $25,326               $29,066               $26,191
04/30/2002               $23,710               $27,304               $24,054
05/31/2002               $23,507               $27,103               $23,472
06/30/2002               $21,344               $25,172               $21,301
07/31/2002               $19,436               $23,211               $20,130
 8/31/2002               $19,729               $23,363               $20,190
 9/30/2002               $18,215               $20,823               $18,095
10/31/2002               $19,233               $22,656               $19,755
11/30/2002               $20,276               $23,990               $20,828
12/31/2002               $18,583               $22,581               $19,390
 1/31/2003               $18,202               $21,989               $18,919
 2/28/2003               $18,037               $21,659               $18,832
03/31/2003               $18,190               $21,869               $19,183
 4/30/2003               $20,098               $23,671               $20,601
 5/31/2003               $20,963               $24,918               $21,629
06/30/2003               $20,759               $25,236               $21,927
07/31/2003               $21,522               $25,681               $22,473
 8/31/2003               $22,311               $26,181               $23,032
09/30/2003               $21,649               $25,903               $22,785
10/31/2003               $23,494               $27,369               $24,065
11/30/2003               $23,736               $27,610               $24,317
12/31/2003               $24,481               $29,058               $25,158
 1/31/2004               $24,608               $29,591               $25,672
 2/29/2004               $24,328               $30,002               $25,835
 3/31/2004               $23,971               $29,550               $25,356
 4/30/2004               $23,831               $29,086               $25,061
 5/31/2004               $24,404               $29,485               $25,528
 6/30/2004               $25,034               $30,058               $25,847
 7/31/2004               $23,570               $29,063               $24,386
 8/31/2004               $23,124               $29,181               $24,265
 9/30/2004               $23,252               $29,497               $24,496
10/31/2004               $23,634               $29,948               $24,878
11/30/2004               $24,652               $31,159               $25,734
12/31/2004               $25,587               $32,220               $26,743

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                           One      Five      Ten       Since
                                           Year     Year      Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio
- Institutional Shares                     4.57%   (8.23)%    9.18%     8.67%
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio
- Service Shares                           4.25%   (8.46)%    8.89%     8.35%
--------------------------------------------------------------------------------
S&P 500(R) Index                          10.88%   (2.30)%   12.07%    10.91%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index               6.30%   (9.29)%    9.59%     9.10%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for
Variable Annuity Multi-Cap
Growth Funds                             100/112    34/53     11/14       6/9
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - September 13, 1993

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value     Ending Account Value      Expenses Paid During Period
Expense Example - Institutional Shares              (7/1/04)                 (12/31/04)                (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00                 $1,022.10                      $3.35
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00                 $1,021.82                      $3.35
------------------------------------------------------------------------------------------------------------------------------------

                                            Beginning Account Value     Ending Account Value      Expenses Paid During Period
Expense Example - Service Shares                    (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00                 $1,021.10                      $4.67
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00                 $1,020.51                      $4.67
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Common Stock - 97.8%
Advertising Sales - 0.1%
           21,855    Lamar Advertising Co.* .....................$      934,957
Aerospace and Defense - 3.2%
          330,342    Boeing Co. .................................    17,101,805
           55,483    General Dynamics Corp. .....................     5,803,522
          377,146    Lockheed Martin Corp. ......................    20,950,460
                                                                     43,855,787
Airlines - 0.4%
          127,613    Ryanair Holdings PLC (ADR)*,**,# ...........     5,200,230
Apparel Manufacturers - 0.8%
          812,565    Burberry Group PLC** .......................     6,255,778
           73,727    Coach, Inc.*,# .............................     4,158,203
                                                                     10,413,981
Applications Software - 0.4%
          114,343    NAVTEQ Corp. ...............................     5,300,941
Athletic Footwear - 0.1%
           14,801    NIKE, Inc. - Class B .......................     1,342,303
Automotive - Cars and Light Trucks - 0.2%
           66,404    BMW A.G.** .................................     2,992,105
Automotive - Truck Parts and Equipment - Original - 0.2%
           46,170    Autoliv, Inc.# .............................     2,230,011
Beverages - Non-Alcoholic - 0.4%
           95,355    PepsiCo, Inc. ..............................     4,977,531
Building - Mobile Home and Manufactured Homes - 0.3%
          114,401    Winnebago Industries, Inc.# ................     4,468,503
Building - Residential and Commercial - 1.0%
          108,985    D.R. Horton, Inc. ..........................     4,393,185
            7,859    NVR, Inc.*,# ...............................     6,046,715
           57,273    Ryland Group, Inc.# ........................     3,295,488
                                                                     13,735,388
Building and Construction Products - Miscellaneous - 0.9%
          344,511    Masco Corp. ................................    12,584,987
Cable Television - 6.7%
        2,798,112    Comcast Corp. - Special Class A* ...........    91,889,997
Chemicals - Specialty - 0.6%
           82,334    Ecolab, Inc.# ..............................     2,892,393
           76,590    Sigma-Aldrich Corp.# .......................     4,630,632
                                                                      7,523,025
Commercial Banks - 0.8%
              605    Mitsubishi Tokyo Financial Group, Inc.** ...     6,140,334
           50,369    UBS A.G.**,# ...............................     4,222,937
                                                                     10,363,271
Commercial Services - Finance - 1.3%
          537,836    Paychex, Inc. ..............................    18,329,451
Computer Services - 0.5%
          394,192    Ceridian Corp.* ............................     7,205,830
Computers - 0.4%
           65,380    Research In Motion, Ltd. (New York Shares)*,#    5,388,620
Containers - Metal and Glass - 0.4%
          120,393    Ball Corp. .................................     5,294,884
Containers - Paper and Plastic - 0.3%
          148,262    Bemis Company, Inc.# .......................     4,312,942
Cosmetics and Toiletries - 1.3%
          315,986    Procter & Gamble Co. .......................    17,404,509
Cruise Lines - 0.6%
          137,830    Carnival Corp. (New York Shares) ...........     7,943,143
Dental Supplies and Equipment - 0.5%
          150,352    Patterson Companies, Inc.*,# ...............     6,523,773
Distribution/Wholesale - 0.2%
          358,000    Esprit Holdings, Ltd. ......................     2,164,756
Diversified Minerals - 1.0%
          483,664    Companhia Vale do Rio Doce (ADR)* ..........    14,031,093
Diversified Operations - 6.7%
          221,174    3M Co. .....................................    18,151,750
          374,085    Honeywell International, Inc. ..............    13,246,350
          166,449    Illinois Tool Works, Inc. ..................    15,426,493
           99,216    Pentair, Inc.# .............................     4,321,849
          264,760    Smiths Group PLC** .........................     4,178,333
        1,008,446    Tyco International, Ltd. (New York Shares) .    36,041,859
                                                                     91,366,634
Diversified Operations-Commercial Services - 0.5%
          234,433    ARAMARK Corp.- Class B# ....................     6,214,819
E-Commerce/Products - 1.4%
          439,688    Amazon.com, Inc.*,# ........................    19,473,782
E-Commerce/Services - 1.7%
          130,915    eBay, Inc.* ................................    15,222,796
          281,000    IAC/InterActiveCorp*,# .....................     7,761,220
                                                                     22,984,016
Electronic Components - Semiconductors - 0.9%
           86,655    Advanced Micro Devices, Inc.*,# ............     1,908,143
          431,556    Texas Instruments, Inc. ....................    10,624,909
                                                                     12,533,052
Fiduciary Banks - 2.2%
          679,020    Bank of New York Company, Inc. .............    22,692,848
          135,469    Northern Trust Corp.# ......................     6,581,084
                                                                     29,273,932
Finance - Credit Card - 0.7%
          341,168    MBNA Corp. .................................     9,617,526
Finance - Investment Bankers/Brokers - 0.3%
           72,235    Merrill Lynch & Company, Inc. ..............     4,317,486
Finance - Other Services - 0.2%
           10,427    Chicago Mercantile Exchange Holdings, Inc.#      2,384,655
Financial Guarantee Insurance - 1.3%
           68,661    MBIA, Inc. .................................     4,344,868
          192,548    MGIC Investment Corp. ......................    13,268,483
                                                                     17,613,351
Food - Dairy Products - 0.2%
           62,851    Dean Foods Co.* ............................     2,070,940
Food - Retail - 0.5%
           67,119    Whole Foods Market, Inc.# ..................     6,399,797
Food - Wholesale/Distribution - 1.7%
          589,810    Sysco Corp. ................................    22,513,048
Human Resources - 0.3%
          144,644    Robert Half International, Inc. ............     4,256,873
Independent Power Producer - 0.3%
          585,486    Calpine Corp.*,# ...........................     2,306,815
          176,487    Reliant Energy, Inc.* ......................     2,409,047
                                                                      4,715,862

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Industrial Automation and Robotics - 0.3%
           79,143    Rockwell Automation, Inc. ..................$    3,921,536
Instruments - Scientific - 0.3%
           70,253    Fisher Scientific International, Inc.*,# ...     4,382,382
Insurance Brokers - 0.1%
           20,978    Willis Group Holdings, Ltd.# ...............       863,664
Internet Security - 0.2%
          104,078    McAfee, Inc.*,# ............................     3,010,977
Life and Health Insurance - 0.5%
          186,001    AFLAC, Inc. ................................     7,410,280
Machine Tools and Related Products - 0.5%
          130,892    Kennametal, Inc.# ..........................     6,514,495
Medical - Biomedical and Genetic - 0.2%
           80,326    Celgene Corp.* .............................     2,131,048
           26,590    Genentech, Inc.* ...........................     1,447,560
                                                                      3,578,608
Medical - HMO - 0.4%
           66,724    UnitedHealth Group, Inc. ...................     5,873,714
Medical Instruments - 1.1%
          171,053    Medtronic, Inc. ............................     8,496,202
          152,260    St. Jude Medical, Inc.* ....................     6,384,262
                                                                     14,880,464
Medical Products - 3.5%
           56,642    Henry Schein, Inc.* ........................     3,944,549
          235,821    Johnson & Johnson ..........................    14,955,769
          290,937    Stryker Corp. ..............................    14,037,710
           45,720    Synthes, Inc.* .............................     5,126,462
          124,163    Varian Medical Systems, Inc.*,# ............     5,368,808
           51,145    Zimmer Holdings, Inc.* .....................     4,097,737
                                                                     47,531,035
Metal - Diversified - 0.2%
           84,925    Inco, Ltd. (New York Shares)*,# ............     3,123,542
Metal Processors and Fabricators - 0.5%
           99,464    Precision Castparts Corp. ..................     6,532,796
Multi-Line Insurance - 1.2%
          251,766    American International Group, Inc. .........    16,533,473
Multimedia - 6.7%
        4,666,049    Time Warner, Inc.* .........................    90,707,992
Networking Products - 4.8%
        3,298,718    Cisco Systems, Inc.* .......................    63,665,257
           73,090    Juniper Networks, Inc.* ....................     1,987,317
                                                                     65,652,574
Oil - Field Services - 0.3%
           67,100    Schlumberger, Ltd. (New York Shares)** .....     4,492,345
Oil and Gas Drilling - 0.3%
           98,135    Transocean, Inc.*,# ........................     4,159,943
Oil Companies - Exploration and Production - 0.6%
          116,131    Apache Corp. ...............................     5,872,745
           40,484    EOG Resources, Inc. ........................     2,888,938
                                                                      8,761,683
Oil Companies - Integrated - 0.5%
           54,277    BP PLC (ADR)** .............................     3,169,777
          120,961    Suncor Energy, Inc. (New York Shares)# .....     4,282,019
                                                                      7,451,796
Optical Supplies - 1.4%
          228,297    Alcon, Inc. (New York Shares)**,# ..........    18,400,738
Pharmacy Services - 1.0%
          342,947    Caremark Rx, Inc.* .........................    13,522,400
Property and Casualty Insurance - 0.7%
          200,116    W. R. Berkley Corp. ........................     9,439,472
Reinsurance - 2.4%
                3    Berkshire Hathaway, Inc. - Class A* ........       263,700
            4,850    Berkshire Hathaway, Inc. - Class B* ........    14,239,600
          162,266    PartnerRe, Ltd.# ...........................    10,050,756
          155,321    RenaissanceRe Holdings, Ltd.# ..............     8,089,118
                                                                     32,643,174
Retail - Apparel and Shoe - 1.3%
           67,970    Abercrombie & Fitch Co. - Class A ..........     3,191,192
          276,956    Foot Locker, Inc.# .........................     7,458,425
          333,800    Gap, Inc.# .................................     7,049,856
                                                                     17,699,473
Retail - Consumer Electronics - 0.6%
          141,000    Best Buy Company, Inc. .....................     8,378,220
Retail - Discount - 0.3%
           78,992    Costco Wholesale Corp. .....................     3,824,003
Retail - Drug Store - 2.7%
          946,687    Walgreen Co. ...............................    36,324,380
Retail - Major Department Stores - 0.3%
           99,094    J.C. Penney Company, Inc. ..................     4,102,492
Retail - Office Supplies - 0.6%
          240,366    Staples, Inc. ..............................     8,102,738
Retail - Restaurants - 3.0%
        1,031,853    McDonald's Corp. ...........................    33,081,207
          163,693    Outback Steakhouse, Inc. ...................     7,493,866
                                                                     40,575,073
Schools - 1.3%
          180,093    Apollo Group, Inc. - Class A* ..............    14,535,306
           25,468    Strayer Education, Inc. ....................     2,796,132
                                                                     17,331,438
Semiconductor Components/Integrated Circuits - 9.6%
        1,436,604    Linear Technology Corp. ....................    55,682,771
        1,767,106    Maxim Integrated Products, Inc. ............    74,907,622
                                                                    130,590,393
Soap and Cleaning Preparations - 0.6%
          256,896    Reckitt Benckiser PLC** ....................     7,763,202
Telecommunication Equipment - Fiber Optics - 0.9%
        1,076,133    Corning, Inc.* .............................    12,666,085
 Television - 2.6%
          403,822    British Sky Broadcasting Group PLC** .......     4,357,176
        1,056,250    Univision Communications, Inc. - Class A*,#     30,916,438
                                                                     35,273,614
Therapeutics - 0.3%
          129,325    Gilead Sciences, Inc.* .....................     4,525,082
Transportation - Services - 2.5%
          401,926    United Parcel Service, Inc. - Class B ......    34,348,596
Web Portals/Internet Service Providers - 0.6%
          232,352    Yahoo!, Inc.* ..............................     8,755,023
Wireless Equipment - 1.4%
        1,182,975    Nokia Oyj (ADR)** ..........................    18,537,218
--------------------------------------------------------------------------------
Total Common Stock (cost $1,066,817,664) ........................ 1,330,333,904
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Janus Aspen Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Corporate Bonds - 0.9%
Advertising Sales - 0.9%
      $11,176,000    Lamar Advertising Co., 2.875%
                       senior notes, due 12/31/10
                       (cost $11,337,334) .......................$   12,335,510
--------------------------------------------------------------------------------
Other Securities - 3.4%
       46,471,674    State Street Navigator Securities Lending
                       Prime Portfolio+ (cost $46,471,674) ......    46,471,674
--------------------------------------------------------------------------------
Repurchase Agreement - 1.3%
      $17,500,000    Merrill Lynch & Company, Inc., 2.20%
                       dated 12/31/04, maturing 1/3/05
                       to be repurchased at $17,503,208
                       collateralized by $60,551,652
                       in U.S. Government Agencies
                       4.50% - 7.50%, 6/1/18 - 10/1/34
                       with a value of $17,850,173
                       (cost $17,500,000) .......................    17,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,142,126,672) - 103.4% .......... 1,406,641,088
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.4)% .   (46,468,090)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,360,172,998
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                       Value   % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                                $ 57,210,154                         4.1%
Brazil                                   14,031,093                         1.0%
Canada                                   12,794,181                         0.9%
Cayman Islands                            4,159,943                         0.3%
Finland                                  18,537,218                         1.3%
Germany                                   2,992,105                         0.2%
Ireland                                   5,200,230                         0.4%
Japan                                     6,140,334                         0.4%
Netherlands                               4,492,345                         0.3%
Panama                                    7,943,143                         0.6%
Switzerland                              22,623,675                         1.6%
United Kingdom                           25,724,266                         1.8%
United States++                       1,224,792,401                        87.1%
--------------------------------------------------------------------------------
Total                                $1,406,641,088                       100.0%

++Includes Short-Term Securities and Other Securities (82.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                     Currency           Currency     Unrealized
Settlement Date                     Units Sold    Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/20/05                1,475,000         $2,809,016     $ (98,261)
Euro 4/15/05                         2,100,000          2,857,855      (250,880)
Japanese Yen 4/15/05                60,000,000            590,100       (40,801)
Swiss Franc 4/15/05                    575,000            508,604       (51,092)
--------------------------------------------------------------------------------
Total                                                  $6,765,575     $(441,034)

See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                        Janus Aspen
As of December 31, 2004                                                   Growth
(all numbers in thousands except net asset value per share)              Portfolio
------------------------------------------------------------------------------------
Assets:
   Investments at cost(1)                                               $ 1,142,127
   Investments at value(1)                                              $ 1,406,641
     Cash                                                                     1,954
     Receivables:
       Investments sold                                                      14,131
       Portfolio shares sold                                                    100
       Dividends                                                                459
       Interest                                                                   6
     Other assets                                                                28
------------------------------------------------------------------------------------
Total Assets                                                              1,423,319
------------------------------------------------------------------------------------
Liabilities:
     Payables:
       Collateral for securities loaned (Note 1)                             46,472
       Investments purchased                                                 14,245
       Portfolio shares repurchased                                           1,130
       Advisory fees                                                            752
       Transfer agent fees and expenses                                          --
       Distribution fees - Service Shares                                        38
     Accrued expenses                                                            68
   Forward currency contracts                                                   441
------------------------------------------------------------------------------------
Total Liabilities                                                            63,146
Net Assets                                                              $ 1,360,173
------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                             $ 2,423,022
   Undistributed net investment income/(loss)*                                  312
   Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                   (1,327,235)
   Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                       264,074
------------------------------------------------------------------------------------
Total Net Assets                                                        $ 1,360,173
------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       $ 1,177,145
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        58,632
------------------------------------------------------------------------------------
Net Asset Value Per Share                                               $     20.08
------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $   183,028
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         9,221
------------------------------------------------------------------------------------
Net Asset Value Per Share                                               $     19.85
------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $45,299,015 of securities loaned for Janus Aspen Growth Portfolio (Note 1).

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Operations

                                                                        Janus Aspen
For the fiscal year ended December 31, 2004                               Growth
(all numbers in thousands)                                               Portfolio
-----------------------------------------------------------------------------------
Investment Income:
   Interest                                                              $    656
   Securities lending income                                                  103
   Dividends                                                               12,610
   Foreign tax withheld                                                      (139)
-----------------------------------------------------------------------------------
Total Investment Income                                                    13,230
-----------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                           10,672
   Transfer agent fees and expenses                                             5
   Registration fees                                                           33
   Custodian fees                                                              38
   Audit fees                                                                  24
   Trustees' fees and expenses                                                 40
   Distribution fees - Service Shares                                         479
   Other expenses                                                             188
   Non-recurring costs (Note 2)                                                24
   Costs assumed by Janus Capital Management LLC (Note 2)                     (24)
-----------------------------------------------------------------------------------
Total Expenses                                                             11,479
Expense and Fee Offsets                                                       (15)
Net Expenses                                                               11,464
Net Investment Income/(Loss)                                                1,766
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                   47,055(1)
   Net realized gain/(loss) from foreign currency transactions             (1,141)
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                      9,655
-----------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     55,569
Net Increase/(Decrease) in Net Assets Resulting from Operations          $ 57,335
-----------------------------------------------------------------------------------

(1) Includes $32,436,083 of realized gains resulting from a redemption in kind during the fiscal year ended December 31, 2004 for the Janus Aspen Growth Portfolio.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Statement of Changes in Net Assets

                                                                           Janus Aspen
                                                                             Growth
For the fiscal year ended December 31                                       Portfolio
(all numbers in thousands)                                               2004           2003
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     1,766    $     1,667
  Net realized gain/(loss) from investment
    and foreign currency transactions                                  45,914        (62,480)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                     9,655        535,578
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        57,335        474,765
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                               (1,766)        (1,371)
    Service Shares                                                         --             --
  Net realized gain from investment transactions*
    Institutional Shares                                                   --             --
    Service Shares                                                         --             --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,766)        (1,371)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               67,164        116,868
    Service Shares                                                     16,092         33,567
  Shares issued in connection with acquisition*                           N/A          3,731
  Reinvested dividends and distributions
    Institutional Shares                                                1,766          1,371
    Service Shares                                                         --             --
  Shares repurchased(1)
    Institutional Shares                                             (606,730)      (362,021)
    Service Shares                                                    (51,105)       (51,709)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (572,813)      (258,193)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (517,244)       215,201
Net Assets:
  Beginning of period                                               1,877,417      1,662,216
----------------------------------------------------------------------------------------------
End of period                                                     $ 1,360,173    $ 1,877,417
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $       312    $       287
----------------------------------------------------------------------------------------------

*    See Notes 3 and 4 in Notes to Financial Statements.
(1) During the fiscal year ended December 31, 2004, the Janus Aspen Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $183,500,092 on the date of redemption.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Financial Highlights

Institutional Shares

For a share outstanding during the                                                Janus Aspen Growth Portfolio
fiscal year ended December 31                                       2004       2003(1)          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    19.23    $    14.61    $    19.89    $    26.48    $    33.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .04           .02           .01           .02           .05
  Net gain/(loss) on securities (both realized and unrealized)       .84          4.62         (5.29)        (6.56)        (4.59)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     .88          4.64         (5.28)        (6.54)        (4.54)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           (.03)         (.02)           --          (.01)         (.06)
  Distributions (from capital gains)*                                 --            --            --          (.04)        (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (.03)         (.02)           --          (.05)        (2.63)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    20.08    $    19.23    $    14.61    $    19.89    $    26.48
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        4.57%        31.73%       (26.51)%      (24.73)%      (14.55)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $1,177,145    $1,666,317    $1,484,889    $2,490,954    $3,529,807
Average Net Assets for the Period (in thousands)              $1,462,102    $1,533,995    $1,967,021    $2,911,331    $3,734,449
Ratio of Gross Expenses to Average Net Assets(2)                    0.67%         0.67%         0.67%         0.66%         0.67%
Ratio of Net Expenses to Average Net Assets                         0.66%         0.67%         0.67%         0.66%         0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets         0.14%         0.12%        (0.08)%        0.07%         0.19%
Portfolio Turnover Rate                                               33%           24%           36%           48%           47%

Service Shares

For a share outstanding during the                                                Janus Aspen Growth Portfolio
fiscal year ended December 31                                       2004       2003(3)          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    19.04    $    14.48    $    19.76    $    26.36    $    33.52
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      (.04)         (.03)         (.04)         (.02)         (.01)
  Net gain/(loss) on securities (both realized and unrealized)       .85          4.59         (5.24)        (6.54)        (4.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     .81          4.56         (5.28)        (6.56)        (4.59)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --            --            --            --            --
  Distributions (from capital gains)*                                 --            --            --          (.04)        (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --            --            --          (.04)        (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    19.85    $    19.04    $    14.48    $    19.76    $    26.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        4.25%        31.49%       (26.72)%      (24.90)%      (14.75)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $  183,028    $  211,100    $  177,327    $  237,012    $  104,656
Average Net Assets for the Period (in thousands)              $  191,544    $  188,994    $  219,594    $  160,200    $   29,782
Ratio of Gross Expenses to Average Net Assets(2)                    0.92%         0.92%         0.92%         0.91%         0.92%
Ratio of Net Expenses to Average Net Assets                         0.91%         0.92%         0.92%         0.91%         0.92%
Ratio of Net Investment Income/(Loss) to Average Net Asset         (0.11)%       (0.13)%       (0.33)%       (0.20)%       (0.07)%
Portfolio Turnover Rate                                               33%           24%           36%           48%           47%

*    See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 8 in Notes to Financial Statements).
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) Certain amounts have been restated. (See Note 8 in Notes to Financial Statements).

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

S&P 500(R) Index               The Standard & Poor's Composite Index of 500
                               stocks, a widely recognized, unmanaged index of common stock prices.

Russell 1000(R) Growth Index   Contains those securities in the Russell 1000(R)
                               Index with a greater-than average growth orientation. Companies in the index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

ADR                            American Depositary Receipt

New York Shares                Securities of foreign companies trading on the
                               New York Stock Exchange

PLC                            Public Limited Company

*    Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

# Loaned security, a portion or all of the security is on loan at December 31, 2004.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                        $125,722,418
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  12

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that comply with Rule 2a-7 of the 1940 Act relating to money market funds.


13  Janus Aspen Series  December 31, 2004

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                    Value at
Portfolio                                                      December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                       $45,299,015
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Portfolio                                                      December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                      $46,471,674
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.


                                       Janus Aspen Series  December 31, 2004  14

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.


15  Janus Aspen Series  December 31, 2004

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                         DST Securities, Inc.           Portfolio Expense         DST Systems
Portfolio                                                  Commissions Paid                 Reduction                Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                    $--                            $--                  $3,649
------------------------------------------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2004, the Portfolio incurred "Post-October" losses during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

                                   Undistributed   Undistributed                                    Other Book        Net Tax
                                     Ordinary        Long-Term     Accumulated      Post-October      to Tax       Appreciation/
Portfolio                             Income          Gains       Capital Losses      Deferral      Differences    (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio(1)      $312,324          $--       $(1,304,257,592)   $(19,186,189)      $365         $260,282,561
------------------------------------------------------------------------------------------------------------------------------------

(1) Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                        December 31, 2008    December 31, 2009    December 31, 2010    December 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio(1)                      $(687,907)         $(800,326,792)       $(374,579,329)       $(128,663,564)
------------------------------------------------------------------------------------------------------------------------------------

(1) Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                        Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                         $26,011,185
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                               Federal Tax        Unrealized         Unrealized
Portfolio                                                                         Cost           Appreciation      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                                 $1,146,358,527      $338,236,116      $(77,953,555)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                            Distributions
For the fiscal year ended December 31, 2004                -------------------------------------------------
                                                           From Ordinary    From Long-Term     Tax Return of    Net Investment
Portfolio                                                     Income         Capital Gains        Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                $1,766,099           $--                $--              $--
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Distributions
For the fiscal year ended December 31, 2003                -------------------------------------------------
                                                           From Ordinary    From Long-Term     Tax Return of    Net Investment
Portfolio                                                     Income         Capital Gains        Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                $1,370,959           $--                $--              $--
------------------------------------------------------------------------------------------------------------------------------------

4. PORTFOLIO ACQUISITIONS

On March 21, 2003, the Portfolio (the "Acquiring Portfolio"), acquired all of the assets and liabilities of Berger IPT - Growth Fund (the "Acquired Fund"), advised by Berger Financial LLC, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to plan of reorganization approved by the Acquired Fund's board and shareholders. The number and value of shares issued by the Acquiring Portfolio are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/(depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                    Acquired         Net Assets
                                                            Acquiring Portfolio   Acquired Fund  Fund Unrealized        After
Acquiring Portfolio               Acquired Fund                  Net Assets         Net Assets        AP/DP        Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio -
  Institutional Shares            Berger IPT - Growth Fund     $1,446,965,173       $3,730,516      $(24,817)       $1,450,695,689
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Shares Acquired                Shares issued in
Acquiring Portfolio               Acquired Fund                                                          Acquisition
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio -
  Institutional Shares            Berger IPT - Growth Fund                577,946                          245,275
------------------------------------------------------------------------------------------------------------------------------------


17  Janus Aspen Series  December 31, 2004

5. CAPITAL SHARE TRANSACTIONS

                                                                Janus Aspen
                                                                  Growth
For the fiscal year ended December 31                            Portfolio
(all numbers in thousands)                                    2004        2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                3,527       7,437
  Shares issued in connection with acquisition*                N/A         245
  Reinvested dividends and distributions                        88          71
  Shares Repurchased                                       (31,619)    (22,777)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      (28,004)    (15,024)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     86,636     101,660
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                           58,632      86,636
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                  849       2,045
  Reinvested dividends and distributions                        --          --
  Shares Repurchased                                        (2,718)     (3,201)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions       (1,869)     (1,156)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     11,090      12,246
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                            9,221      11,090
--------------------------------------------------------------------------------

*See Note 4 in Notes to Financial Statements.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004
                                                                                     Purchase of Long-      Proceeds from Sales
                                              Purchase of    Proceeds from Sales    Term U.S. Government      of Long-Term U.S.
Portfolio                                      Securities       of Securities          Obligations          Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  $540,935,922      $1,089,748,003             $--                      $--
------------------------------------------------------------------------------------------------------------------------------------

7. SUBSEQUENT EVENT

On July 29, 2004, Janus Capital Group Inc. announced that a client of Janus Capital intends to redeem funds totaling approximately $4.7 billion. The majority of the assets to be redeemed are in the Institutional Share class of the Trust. As of December 31, 2004, 12% of the Portfolio participated in a redemption "in kind" with the client. It is anticipated during April 2005, an additional 24% will be redeemed by the client. Janus Capital is working with the client to transfer the redeeming assets "in kind" to assist the Portfolio's manager in limiting the disruption to the Portfolio.

8. RESTATEMENT

Janus Aspen Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                            As Previously Reported    Adjustment   As Restated
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares

   Net investment income/(loss) per share                                             $0.40             $(0.38)      $0.02
   Net gain/(loss) on securities (both realized and unrealized) per share             $4.24             $ 0.38       $4.62
   Ratio of Net Investment Income/(Loss) to Average Net Assets                         2.26%             (2.14)%      0.12%

Service Shares

   Net investment income/(loss) per share                                             $0.09             $(0.12)      $(0.03)
   Net gain/(loss) on securities (both realized and unrealized) per share             $4.47             $ 0.12       $ 4.59
   Ratio of Net Investment Income/(Loss) to Average Net Assets                         0.55%             (0.68)%      (0.13)%


                                       Janus Aspen Series  December 31, 2004  18

9. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 8 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                                100%
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen Growth Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Advisory Board

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held  Length of     Principal Occupations                  Overseen by    Other
Name, Age and Address  with Portfolio  Time Served   During the Past Five Years             Advisory Board Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members

Katherine A. Cattanach Advisory Board  4/03-Present  General Partner/Managing Principal     13             N/A
151 Detroit Street     Chairperson                   (since September 1987), INVESCO
Denver, CO 80206                                     Private Equity (formerly Sovereign
Age 59                                               Financial Services, Inc.) (financial
                                                     consulting and management firm).
                                                     Formerly, Vice Chair of the Berger
                                                     Funds (1994-2002).

Harry T. Lewis, Jr.    Advisory Board  4/03-Present  Lewis Investments (since June 1988)    13             Director, J.D. Edwards
151 Detroit Street     Member                        (self-employed private investor).                     & Co. (1995 to March
Denver, CO 80206                                     Formerly, Trustee/Director of the                     2002). Director, National
Age 71                                               Berger Funds (1987-2002).                             Fuel Corporation (oil &
                                                                                                           gas production); Advisory
                                                                                                           Director, Otologics, LLC,
                                                                                                           (implantable hearing
                                                                                                           aid) (since 1999);
                                                                                                           Member of Community
                                                                                                           Advisory Board, Wells
                                                                                                           Fargo Bank - Denver.

Michael Owen           Advisory Board  4/03-Present  Dean of the College of Business of     13             N/A
151 Detroit Street     Member                        Sciences at Zayed University (since
Denver, CO 80206                                     September 2000). Formerly self-
Age 67                                               employed as a financial and
                                                     management consultant, and in
                                                     real estate development (from June
                                                     1999 to September 2000).Dean
                                                     (from 1993 to June 1999) of
                                                     the College of Business, Montana
                                                     State University. Formerly,
                                                     Chairman of the Board of the
                                                     Berger Funds (1968-2002).

Albert C. Yates        Advisory Board  4/03-Present  President Emeritus, Colorado State     13             Member, Board of
151 Detroit Street     Member                        University (since 2003), President,                   Directors, Adolph
Denver, CO 80206                                     Chancellor and Professor of                           Coors Company
Age 63                                               Chemistry, Colorado State University                  (brewing company)
                                                     (1990-2003). Formerly, Trustee/Director               (since 1998); Member,
                                                     of the Berger Funds (2000-2002).                      Board of Directors,
                                                                                                           Dominion Industrial
                                                                                                           Capital Bank (1999 to
                                                                                                           2000); Member, Board
                                                                                                           of Directors, Centennial
                                                                                                           Bank of the West
                                                                                                           (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Blaine P. Rollins         Executive Vice President and               1/00-Present            Vice President of Janus Capital and
151 Detroit Street        Portfolio Manager Growth Portfolio                                 Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts.
Age 36

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  28

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*    Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


29  Janus Aspen Series  December 31, 2004

Notes











                                       Janus Aspen Series  December 31, 2004  30

Notes










31  Janus Aspen Series  December 31, 2004

Notes











                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-701 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Growth and Income Portfolio


                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................. 2
Statement of Assets and Liabilities ......................................... 7
Statement of Operations ..................................................... 8
Statements of Changes in Net Assets ......................................... 9
Financial Highlights ........................................................10
Notes to Schedule of Investments ............................................11
Notes to Financial Statements ...............................................12
Report of Independent Registered Public Accounting Firm .....................19
Additional Information ......................................................20
Explanations of Charts, Tables and Financial Statements .....................21
Designation Requirements ....................................................23
Trustees and Officers .......................................................24

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Growth and Income Portfolio
(unaudited)

                                                               [PHOTO]
                                                               Minyoung Sohn
                                                               portfolio manager

================================================================================
Portfolio Strategy

This portfolio brings a more conservative approach to investing by normally investing 75% of its assets in equity securities selected for their growth potential and at least 25% of its assets in securities believed to have income potential.
================================================================================

One afternoon six years ago, Janus' founder, Tom Bailey, invited me to join him for coffee at a nearby bookstore. Across the table, he looked me straight in the eye and stated clearly that I worked for Janus' fundholders and that my job was to find at least one or two good stocks each year to positively impact performance (I was an analyst at the time). This important but simple mission has guided and inspired my tenure as an analyst, and I am excited to apply this energy to the Janus Aspen Growth and Income Portfolio, as assuming responsibility for management for your Portfolio has been the greatest honor of my investment career.

Investment Strategy

Janus Aspen Growth and Income Portfolio is managed for shareholders who are pursuing longer-term financial dreams. This might include saving for a home, retirement or college tuition. As such, I seek to generate top-quartile returns while attempting to minimizing risk in volatile markets.

To achieve this objective, approximately two-thirds of the Portfolio is invested in core holdings - companies with strong competitive advantages in one or more disciplines such as manufacturing, distribution or research and development. It is my belief that companies with sustainable advantages should generate superior returns on invested capital over time and outperform their peers. I also look for special situations opportunities - such as those involving turnaround stories, undervalued or underappreciated assets or new product launches - where the market's eventual recognition of a company's true value is expected to drive share price appreciation.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                      December 31, 2004      December 31, 2003
Tyco International, Ltd.
 (New York Shares)                           5.3%                    4.2%
Advanced Micro Devices, Inc.                 3.8%                     --
Exxon Mobil Corp.                            3.7%                    2.8%
Citigroup, Inc.                              3.4%                    4.3%
UnitedHealth Group, Inc.                     3.0%                    1.9%
Roche Holding A.G.                           2.7%                    2.6%
Microsoft Corp.                              2.4%                    2.6%
British Sky Broadcasting
 Group PLC                                   2.3%                    0.3%
Caremark Rx, Inc.                            2.2%                    0.9%
Procter & Gamble Co.                         2.1%                    2.3%

I am aware that over the past year, the Portfolio has generated less income than in the past. Historically, it has held 10%-20% of its assets in fixed-income securities, but currently it is invested predominantly in equities, meeting its income objective through dividend-paying stocks.

Although I am sensitive to shareholders who desire more income, with interest rates at historical lows, I believe it is prudent to forego some current income today to try to help mitigate capital losses. As rates begin to rise, I anticipate better prices for corporate bonds and other fixed-income instruments. In the meantime, I am exploring other alternatives to boost the Portfolio's income levels.

Performance Overview

For the fiscal year ended December 31, 2004, the Portfolio's Institutional Shares gained 11.97% and the Service Shares advanced 11.32% while the benchmark, the S&P 500(R) Index, returned 10.88%.

Strong Performers Included Industrial Conglomerate and Healthcare Stocks

Our investment in Tyco International was the single largest positive contributor to the Portfolio during the period. The multi-faceted company has benefited from the leadership of new management, which has significantly improved the allocation of capital investment and generation of free cash flow. Going forward, I expect Tyco's steadily strengthening balance sheet to finance share repurchase efforts and accelerate a dividend increase.

The Portfolio's positioning within the healthcare sector added significantly in two ways. First, managed care holdings UnitedHealth Group and Aetna performed strongly while benefiting from strong earnings growth in a favorable pricing and cost environment.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Growth and Income Portfolio
(unaudited)

Second, the Portfolio's relative performance benefited from my decision to maintain an underweight position in the weak-performing large pharmaceutical group.

Additionally, oil giant ExxonMobil advanced as its earnings increased amid a spike in the price of crude.

Media and Technology Stocks Performed Poorly

The Portfolio's media holdings proved to be the biggest disappointments during the period. Eighteen months ago, a decision to overweight this sector to allow greater participation in an economic recovery seemed logical. The sector has lagged, however, as advertising growth has been under pressure across traditional media. Most notably, our investment in radio broadcaster Clear Channel Communications underperformed during the period, as the radio industry experienced sluggish growth due to cyclical and secular factors. Despite the lack of fundamental catalysts today, media continues to be an attractive sector, as these companies tend to enjoy high profit margins and generally require little capital for growth. Although I gradually reduced our media positions throughout the year, I added selectively to positions such as Clear Channel and British Sky Broadcasting, which carried attractive valuations.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                              Janus Aspen Growth     S&P 500(R)
                                             and Income Portfolio     Index
                                             --------------------     -----

Diversified Operations                              10.3%              5.9%
Oil Companies - Integrated                           7.1%              4.8%
Finance - Investment Bankers/Brokers                 7.0%              5.4%
Electronic Components - Semiconductors               5.5%              2.3%
Medical - HMO                                        4.9%              1.0%


Technology names offered a mixed bag. While the Portfolio's overweight position in select names from the semiconductor group padded returns on a relative basis, losses from the under-represented hardware and equipment group countered the gain significantly. Helping overcoming subpar results from Maxim Integrated Products and Texas Instruments, Advanced Micro Devices paced the chipmakers, but networking equipment standard bearer Cisco Systems disappointed.

Investment Strategy and Outlook

While it is a risky gambit to prognosticate the market's performance, it is worth reviewing the economic landscape. Oil remains a stubborn headwind. Although our economy is less dependent on oil today than in the past, higher energy prices do act as a tax on consumers and the economy. Higher gasoline prices and heating costs claim discretionary income which, unlike 2003 and early 2004, is unlikely to enjoy a lift from a housing and refinance boom. Other macroeconomic considerations include the persistence of our federal and trade deficits and their longer-term impact on the dollar and interest rates. Lastly, China remains a puzzle with questions surrounding its ability to engineer a soft landing and the ripple effects of its decision to revalue its currency.

On the bright side, job creation picked up during the fourth quarter and I am hopeful that the U.S. consumer can continue to support the economy until the business sector, carrying the healthiest balance sheets in decades, finally opens its purse strings for capital investment.

Given the economic uncertainty, I believe that the market is likely to continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies and opportunistically adding those that have temporarily fallen out of favor.

Finally, I believe that adhering to a disciplined buying and selling approach will continue to provide the best rewards over time. I promise to you my utmost effort in the quarters and years ahead.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.


3  Janus Aspen Series  December 31, 2004

Performance
================================================================================
Initial Investment of $10,000

[MOUNTAIN CHART OMITTED]

                 Janus Aspen
              Growth and Income
                  Portfolio -       S&P 500(R)
             Institutional Shares     Index
             --------------------     -----

  5/1/1998*         $10,000          $10,000
 5/31/1998          $ 9,870          $ 9,747
 6/30/1998          $10,560          $10,143
 7/31/1998          $10,720          $10,035
 8/31/1998          $ 9,140          $ 8,584
 9/30/1998          $ 9,770          $ 9,134
10/31/1998          $10,150          $ 9,877
11/30/1998          $10,730          $10,476
12/31/1998          $11,980          $11,079
 1/31/1999          $12,972          $11,542
 2/28/1999          $12,621          $11,184
 3/31/1999          $13,703          $11,631
 4/30/1999          $13,973          $12,082
 5/31/1999          $13,833          $11,796
 6/30/1999          $14,444          $12,451
 7/31/1999          $14,304          $12,062
 8/31/1999          $14,394          $12,003
 9/30/1999          $15,066          $11,674
10/31/1999          $16,730          $12,412
11/30/1999          $18,233          $12,665
12/31/1999          $20,850          $13,410
 1/31/2000          $20,348          $12,737
 2/29/2000          $22,245          $12,496
 3/31/2000          $22,145          $13,718
 4/30/2000          $20,619          $13,305
 5/31/2000          $19,254          $13,032
 6/30/2000          $20,109          $13,354
 7/31/2000          $19,847          $13,145
 8/31/2000          $20,933          $13,961
 9/30/2000          $19,939          $13,224
10/31/2000          $19,519          $13,168
11/30/2000          $17,685          $12,130
12/31/2000          $17,910          $12,190
 1/31/2001          $18,424          $12,622
 2/28/2001          $16,768          $11,471
03/31/2001          $15,904          $10,744
 4/30/2001          $17,169          $11,579
 5/31/2001          $17,128          $11,657
06/30/2001          $16,706          $11,373
 7/31/2001          $16,116          $11,261
 8/31/2001          $15,390          $10,556
 9/30/2001          $14,146          $ 9,704
10/31/2001          $14,457          $ 9,889
11/30/2001          $15,286          $10,647
12/31/2001          $15,514          $10,741
01/31/2002          $14,961          $10,584
02/28/2002          $14,888          $10,380
03/31/2002          $15,473          $10,770
04/30/2002          $14,815          $10,117
05/31/2002          $14,774          $10,043
06/30/2002          $13,887          $ 9,327
07/31/2002          $12,714          $ 8,600
 8/31/2002          $12,693          $ 8,657
 9/30/2002          $11,583          $ 7,716
10/31/2002          $12,337          $ 8,395
11/30/2002          $12,882          $ 8,889
12/31/2002          $12,173          $ 8,367
 1/31/2003          $11,941          $ 8,148
 2/28/2003          $11,741          $ 8,025
03/31/2003          $11,815          $ 8,103
 4/30/2003          $12,720          $ 8,771
 5/31/2003          $13,194          $ 9,233
06/30/2003          $13,193          $ 9,351
07/31/2003          $13,470          $ 9,516
 8/31/2003          $13,725          $ 9,701
09/30/2003          $13,427          $ 9,598
10/31/2003          $14,107          $10,141
11/30/2003          $14,394          $10,230
12/31/2003          $15,056          $10,767
 1/31/2004          $15,237          $10,965
 2/29/2004          $15,354          $11,117
 3/31/2004          $15,291          $10,949
 4/30/2004          $14,876          $10,777
 5/31/2004          $15,110          $10,925
 6/30/2004          $15,405          $11,138
 7/31/2004          $14,691          $10,769
 8/31/2004          $14,584          $10,813
 9/30/2004          $14,936          $10,930
10/31/2004          $15,245          $11,097
11/30/2004          $16,099          $11,546
12/31/2004          $16,854          $11,939

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                One        Five         Since
                                                Year       Year       Inception*
--------------------------------------------------------------------------------
Janus Aspen Growth and Income
Portfolio - Institutional Shares                11.97%     (4.17)%      8.14%
--------------------------------------------------------------------------------
Janus Aspen Growth and Income
Portfolio - Service Shares                      11.32%     (4.39)%      7.89%
--------------------------------------------------------------------------------
S&P 500(R) Index                                10.88%     (2.30)%      2.69%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for
Variable Annuity Large-Cap Core Funds          28/216     92/125       3/100
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - May 1, 1998

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Institutional Shares             (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,091.30                     $4.00
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,021.32                     $3.86
--------------------------------------------------------------------------------------------------------------------------

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,087.60                     $5.30
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,020.06                     $5.13
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.76% for Institutional shares and 1.01% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective January 1, 2004, Minyoung Sohn replaced David Corkins as the manager of Janus Aspen Growth and Income Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Growth and Income Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 95.0%
Advertising Sales - 0.8%
       15,525  Lamar Advertising Co.* ..............................$   664,160
Applications Software - 2.4%
       74,051  Microsoft Corp. .....................................  1,977,902
Audio and Video Products - 0.9%
        5,780  Harman International Industries, Inc. ...............    734,060
Beverages - Non-Alcoholic - 2.0%
        6,730  Coca-Cola Co. .......................................    280,170
       26,041  PepsiCo, Inc. .......................................  1,359,340
                                                                      1,639,510
Broadcast Services and Programming - 1.7%
       43,593  Clear Channel Communications, Inc. ..................  1,459,930
Building - Residential and Commercial - 0.8%
          895  NVR, Inc.* ..........................................    688,613
Cable Television - 1.5%
       38,723  Comcast Corp. - Special Class A* ....................  1,271,663
Computers - 1.7%
       12,831  Dell, Inc.* .........................................    540,698
        8,685  IBM Corp. ...........................................    856,168
                                                                      1,396,866
Cosmetics and Toiletries - 3.7%
       24,285  Avon Products, Inc. .................................    939,830
        8,100  Colgate-Palmolive Co. ...............................    414,396
       31,627  Procter & Gamble Co. ................................  1,742,015
                                                                      3,096,241
Dental Supplies and Equipment - 0.5%
       40,190  Align Technology, Inc.* .............................    432,043
Diversified Operations - 10.3%
       13,180  3M Co. ..............................................  1,081,683
       36,933  General Electric Co. ................................  1,348,054
       26,870  Honeywell International, Inc. .......................    951,467
       50,473  Smiths Group PLC ....................................    796,544
      122,695  Tyco International, Ltd. (New York Shares) ..........  4,385,118
                                                                      8,562,866
E-Commerce/Products - 0.4%
        8,085  Amazon.com, Inc.* ...................................    358,085
Electric Products - Miscellaneous - 2.6%
        1,770  Samsung Electronics Company, Ltd. ...................    770,271
        6,245  Samsung Electronics Company, Ltd. (GDR) .............  1,367,655
                                                                      2,137,926
Electronic Components - Semiconductors - 5.5%
      144,820  Advanced Micro Devices, Inc.*,# .....................  3,188,935
       56,766  Texas Instruments, Inc. .............................  1,397,579
                                                                      4,586,514
Enterprise Software/Services - 1.2%
       22,905  Computer Associates International, Inc. .............    711,429
       19,700  Oracle Corp.* .......................................    270,284
                                                                        981,713
Entertainment Software - 1.6%
       21,715  Electronic Arts, Inc.* ..............................  1,339,381
Finance - Credit Card - 0.4%
       18,695  Providian Financial Corp.* ..........................    307,907
Finance - Investment Bankers/Brokers - 6.0%
       58,892  Citigroup, Inc. .....................................  2,837,416
        6,935  Goldman Sachs Group, Inc. ...........................    721,517
       37,245  JPMorgan Chase & Co. ................................  1,452,927
                                                                      5,011,860
Finance - Mortgage Loan Banker - 1.5%
       34,819  Countrywide Financial Corp. .........................  1,288,651
Food - Dairy Products - 0.5%
       13,495  Dean Foods Co.* .....................................    444,660
Food - Retail - 0.1%
        6,740  Kroger Co.* .........................................    118,220
Food - Wholesale/Distribution - 0.7%
       14,840  Sysco Corp. .........................................    566,443
Hotels and Motels - 1.3%
       13,050  Four Seasons Hotels, Inc. ...........................  1,067,360
Industrial Automation and Robotics - 1.6%
       27,605  Rockwell Automation, Inc. ...........................  1,367,828
Medical - Drugs - 4.5%
       13,480  Eli Lilly and Co. ...................................    764,990
       19,800  Roche Holding A.G.** ................................  2,279,324
        8,789  Sanofi-Aventis** ....................................    702,451
                                                                      3,746,765
Medical - HMO - 4.9%
       12,450  Aetna, Inc. .........................................  1,553,138
       28,873  UnitedHealth Group, Inc. ............................  2,541,689
                                                                      4,094,827
Medical Instruments - 1.4%
       22,904  Medtronic, Inc. .....................................  1,137,642
Multi-Line Insurance - 1.2%
       15,576  American International Group, Inc. ..................  1,022,876
Multimedia - 2.7%
       80,115  Time Warner, Inc.* ..................................  1,557,436
       18,210  Viacom, Inc. - Class B ..............................    662,662
                                                                      2,220,098
Networking Products - 1.9%
       83,745  Cisco Systems, Inc.* ................................  1,616,279
Oil Companies - Exploration and Production - 1.5%
       21,149  EnCana Corp. (New York Shares) ......................  1,206,762
Oil Companies - Integrated - 6.3%
       60,745  Exxon Mobil Corp. ...................................  3,113,788
       16,180  Petro-Canada ........................................    826,049
       37,616  Suncor Energy, Inc. .................................  1,331,151
                                                                      5,270,988
Pharmacy Services - 2.2%
       46,030  Caremark Rx, Inc.* ..................................  1,814,963
Pipelines - 0.7%
        8,236  Kinder Morgan, Inc. .................................    602,299
Retail - Consumer Electronics - 1.6%
       22,035  Best Buy Company, Inc. ..............................  1,309,320
Retail - Pet Food and Supplies - 1.2%
       27,985  PETsMART, Inc. ......................................    994,307
Retail - Regional Department Stores - 0.8%
       13,605  Kohl's Corp.* .......................................    668,958

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Semiconductor Components/Integrated Circuits - 3.1%
       30,550  Linear Technology Corp. .............................$ 1,184,118
       32,674  Maxim Integrated Products, Inc. .....................  1,385,051
                                                                      2,569,169
Shipbuilding - 0.3%
       16,920  Daewoo Shipbuilding & Marine Engineering
                Company, Ltd.* .....................................    251,708
Super-Regional Banks - 1.9%
        6,745  Fifth Third Bancorp .................................    318,904
       41,000  U.S. Bancorp ........................................  1,284,120
                                                                      1,603,024
Television - 2.3%
      174,533  British Sky Broadcasting Group PLC ..................  1,883,184
Therapeutics - 0.4%
        6,935  Neurocrine Biosciences, Inc.* .......................    341,896
Tobacco - 1.0%
       13,720  Altria Group, Inc. ..................................    838,292
Toys - 1.1%
       45,320  Marvel Enterprises, Inc.* ...........................    928,154
Transportation - Railroad - 1.4%
       18,712  Canadian National Railway Co.
                (New York Shares) ..................................  1,146,110
Web Hosting/Design - 0.3%
        8,095  Macromedia, Inc.* ...................................    251,916
Web Portals/Internet Service Providers - 1.9%
       29,675  EarthLink, Inc.* ....................................    341,856
       32,540  Yahoo!, Inc.* .......................................  1,226,107
                                                                      1,567,963
Wireless Equipment - 0.7%
       36,555  Nokia Oyj (ADR)** ...................................    572,817
--------------------------------------------------------------------------------
Total Common Stock (cost $63,725,433) .............................. 79,160,719
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Advertising Sales - 0.1%
     $ 80,000  Lamar Advertising Co., 2.875%
                senior notes, due 12/31/10 (cost $80,000) ..........     88,300
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 0.7%
          968  Porsche A.G.** ......................................    614,062
Finance - Investment Bankers/Brokers - 1.0%
       13,795  Goldman Sachs Group, Inc., Series TXN
                (YES) 6.25% ........................................    342,778
        9,410  Goldman Sachs Group, Inc., Series YHOO
                (YES) 8.125% .......................................    353,007
        5,400  Lehman Brothers Holdings, Inc., 6.25% ...............    145,800
                                                                        841,585
Oil Companies - Integrated - 0.8%
        8,650  Amerada Hess Corp., convertible, 7.00% ..............    639,667
Property and Casualty Insurance - 0.6%
       18,075  XL Capital, Ltd., convertible, 6.50% ................    460,009
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,110,345) ............................  2,555,323
--------------------------------------------------------------------------------
Other Securities - 0.9%
      770,828  State Street Navigator Securities Lending
                Prime Portfolio+ (cost $770,828) ...................    770,828
--------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
   $1,700,000  Merrill Lynch & Company, Inc., 2.20%
                dated 12/31/04, maturing 1/3/05
                to be repurchased at $1,700,312
                collateralized by $5,882,161
                in U.S. Government Agencies
                4.50% - 7.00%, 6/1/18 - 10/1/34
                with a value of $1,734,017
                (cost $1,700,000) ..................................  1,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $68,386,606) - 101.1% ................ 84,275,170
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1)% ....   (895,644)
--------------------------------------------------------------------------------
Net Assets - 100% ..................................................$83,379,526
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                              Value           % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                          $ 4,385,118                               5.2%
Canada                             5,577,432                               6.6%
Cayman Islands                       460,009                               0.6%
Finland                              572,817                               0.7%
France                               702,451                               0.8%
Germany                              614,062                               0.7%
South Korea                        2,389,634                               2.8%
Switzerland                        2,279,324                               2.7%
United Kingdom                     2,679,728                               3.2%
United States++                   64,614,595                              76.7%
--------------------------------------------------------------------------------
Total                           $ 84,275,170                              100.0%

++ Includes Short-Term Securities and Other Securities (73.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and           Currency               Currency        Unrealized
Settlement Date           Units Sold        Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/15/05                 455,000             $  619,202         $ (55,143)
Swiss Franc 4/15/05          750,000                663,396           (61,027)
--------------------------------------------------------------------------------
Total                                            $1,282,598         $(116,170)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                    Growth and
As of December 31, 2004                                                Income
(all numbers in thousands except net asset value per share)          Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                               $ 68,387
  Investments at value(1)                                              $ 84,275
    Cash denominated in foreign currency (cost $2)                            2
    Receivables:
      Investments sold                                                       40
      Portfolio shares sold                                                 227
      Dividends                                                              69
      Interest                                                                1
    Other assets                                                              1
--------------------------------------------------------------------------------
Total Assets                                                             84,615
--------------------------------------------------------------------------------
Liabilities:
    Payables:
       Due to custodian                                                     156
       Collateral for securities loaned (Note 1)                            771
       Investments purchased                                                 24
       Portfolio shares repurchased                                          73
       Advisory fees                                                         43
       Transfer agent fees and expenses                                       1
       Distribution fees - Service Shares                                    12
    Accrued expenses                                                         39
  Forward currency contracts                                                116
--------------------------------------------------------------------------------
Total Liabilities                                                         1,235
Net Assets                                                             $ 83,380
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $137,787
  Undistributed net investment income/(loss)*                                71
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                   (70,251)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                     15,773
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 83,380
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                      $ 27,784
  Shares Outstanding, $0.001 Par Value
   (unlimited shares authorized)                                          1,770
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $  15.70
--------------------------------------------------------------------------------
Net Assets - Service Shares                                            $ 55,596
  Shares Outstanding, $0.001 Par Value
   (unlimited shares authorized)                                          3,526
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $  15.77
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $754,383 of securities loaned for Janus Aspen Growth and Income Portfolio (Note 1).

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                    Janus Aspen
                                                                    Growth and
For the fiscal year ended December 31, 2004                            Income
(all numbers in thousands)                                           Portfolio
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                               $   59
  Securities lending income                                                   5
  Dividends                                                               1,084
  Foreign tax withheld                                                      (15)
--------------------------------------------------------------------------------
Total Investment Income                                                   1,133
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                             519
  Transfer agent fees and expenses                                            4
  Registration fees                                                          29
  System fees                                                                19
  Custodian fees                                                             16
  Audit fees                                                                 14
  Trustees' fees and expenses                                                 7
  Distribution fees - Service Shares                                        140
  Other expenses                                                             22
  Non-recurring costs (Note 2)                                                1
  Costs assumed by Janus Capital Management LLC (Note 2)                     (1)
--------------------------------------------------------------------------------
Total Expenses                                                              770
Expense and Fee Offsets                                                      (1)
Net Expenses                                                                769
Net Investment Income/(Loss)                                                364
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   5,459
  Net realized gain/(loss) from foreign currency transactions               (99)
  Change in unrealized net appreciation/(depreciation) of
   investments and foreign currency translations                          2,975
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    8,335
Net Increase/(Decrease) in Net Assets Resulting from Operations          $8,699
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                               Janus Aspen
                                                            Growth and Income
For the fiscal year ended December 31                           Portfolio
(all numbers in thousands)                                   2004        2003
--------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $    364    $    526
  Net realized gain/(loss) from investment
   and foreign currency transactions                          5,360     (14,622)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations           2,975      29,937
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
 Operations                                                   8,699      15,841
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                       (168)       (263)
    Service Shares                                             (211)       (292)
  Net realized gain from investment transactions*
    Institutional Shares                                         --          --
    Service Shares                                               --          --
--------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (379)       (555)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                      5,680       6,570
    Service Shares                                            2,723       7,067
  Shares issued in connection with acquisition*                 N/A      11,202
  Reinvested dividends and distributions
    Institutional Shares                                        168         263
    Service Shares                                              211         292
  Shares repurchased
    Institutional Shares                                     (7,648)    (49,236)
    Service Shares                                          (15,113)    (19,763)
--------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions     (13,979)    (43,605)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        (5,659)    (28,319)
Net Assets:
  Beginning of period                                        89,039     117,358
--------------------------------------------------------------------------------
End of period                                              $ 83,380    $ 89,039
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                $     71    $     86
--------------------------------------------------------------------------------

*     See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares

For a share outstanding during the                                         Janus Aspen Growth and Income Portfolio
fiscal year ended December 31                                     2004         2003           2002         2001        2000
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $14.11       $11.56        $14.87        $17.41       $20.77
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .09          .15           .12           .20          .19
  Net gain/(loss) on securities (both realized and unrealized)     1.60         2.53         (3.32)        (2.52)       (3.08)
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   1.69         2.68         (3.20)        (2.32)       (2.89)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.10)        (.13)         (.11)         (.22)        (.16)
  Distributions (from capital gains)*                                --           --            --            --         (.31)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.10)        (.13)         (.11)         (.22)        (.47)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $15.70       $14.11        $11.56        $14.87       $17.41
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      11.97%       23.34%       (21.54)%      (13.37)%     (14.10)%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $27,784      $26,816       $55,271       $92,659     $123,812
Average Net Assets for the Period (in thousands)                $25,658      $29,902       $72,550      $105,243     $124,282
Ratio of Gross Expenses to Average Net Assets(1)                   0.77%        0.83%         0.76%         0.70%        0.78%
Ratio of Net Expenses to Average Net Assets                        0.77%        0.83%         0.76%         0.70%        0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets        0.63%        0.85%         0.81%         1.19%        1.07%
Portfolio Turnover Rate                                              48%          43%           54%           52%         37%

Service Shares

For a share outstanding during the                                         Janus Aspen Growth and Income Portfolio
fiscal year ended December 31                                     2004         2003          2002          2001         2000
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $14.22       $11.56        $14.87        $17.35       $20.63
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .06          .06           .08           .12          .07
  Net gain/(loss) on securities (both realized and unrealized)     1.55         2.66         (3.31)        (2.47)       (2.99)
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   1.61         2.72         (3.23)        (2.35)       (2.92)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.06)        (.06)         (.08)         (.13)        (.05)
  Distributions (from capital gains)*                                --           --            --            --         (.31)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.06)        (.06)         (.08)         (.13)        (.36)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $15.77       $14.22        $11.56        $14.87       $17.35
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      11.32%       23.60%       (21.77)%      (13.58)%     (14.31)%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $55,596      $62,223       $62,087       $85,154      $54,212
Average Net Assets for the Period (in thousands)                $56,017      $61,252       $78,089       $73,705      $12,868
Ratio of Gross Expenses to Average Net Assets(1)                   1.02%        1.10%         1.01%         0.95%        1.11%
Ratio of Net Expenses to Average Net Assets                        1.02%        1.10%         1.01%         0.95%        1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets        0.36%        0.44%         0.57%         0.91%        1.20%
Portfolio Turnover Rate                                              48%          43%           54%           52%          37%

*     See Note 3 in Notes to Financial Statements.
(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Notes to Schedule of Investments

S&P 500(R) Index    The Standard & Poor's Composite Index of 500 stocks, a
                    widely recognized, unmanaged index of common stock prices.

ADR                 American Depositary Receipt

GDR                 Global Depositary Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange

PLC                 Public Limited Company

YES                 Yield-Enhanced Securities

*     Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

# Loaned security, a portion or all of the security is on loan at December 31, 2004.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                       Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio                            $4,939,482
--------------------------------------------------------------------------------

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


11  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.


                                       Janus Aspen Series  December 31, 2004  12

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                    Value at
Portfolio                                                      December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio                                $754,383
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                             Cash Collateral at
Portfolio                                                    December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio                                $770,828
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.


13  Janus Aspen Series  December 31, 2004

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.62%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.


                                       Janus Aspen Series  December 31, 2004  14

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                         DST Securities, Inc.     Portfolio Expense    DST Systems
Portfolio                                  Commissions Paid           Reduction           Costs
--------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio          $--                     $--              $3,550
--------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2004, the Portfolio incurred "Post-October" losses during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                Undistributed    Undistributed                                    Other Book        Net Tax
                                   Ordinary        Long-Term       Accumulated     Post-October     to Tax        Appreciation/
Portfolio                           Income           Gains        Capital Losses     Deferral     Differences    (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income      $ 78,952           $--          $(69,502,699)      $(539)          $128         $15,016,319
  Portfolio(1)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.


The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                December 31, 2008   December 31, 2009    December 31, 2010    December 31, 2011
------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio      $(2,494,258)       $(20,721,286)        $(30,545,851)        $(15,741,304)
------------------------------------------------------------------------------------------------------------------------

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                       Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio(1)                           $4,613,006
--------------------------------------------------------------------------------
(1)   Capital loss carryover is subject to annual limitations.


15  Janus Aspen Series  December 31, 2004

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                              Federal Tax       Unrealized        Unrealized
Portfolio                                         Cost         Appreciation     (Depreciation)
----------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio       $69,258,850      $16,884,826       $(1,868,506)
----------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                   Distributions
For the fiscal year ended December 31, 2004   ------------------------------------------------
                                              From Ordinary    From Long-Term    Tax Return of    Net Investment
Portfolio                                         Income        Capital Gains       Capital            Loss
----------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio          $378,710            $--             $--               $--
----------------------------------------------------------------------------------------------------------------

                                                                   Distributions
For the fiscal year ended December 31, 2003   ------------------------------------------------
                                              From Ordinary    From Long-Term    Tax Return of    Net Investment
Portfolio                                         Income        Capital Gains       Capital            Loss
----------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio          $555,221            $--              $--              $--
----------------------------------------------------------------------------------------------------------------

4. PORTFOLIO ACQUISITIONS

On March 21, 2003, the Portfolio (the "Acquiring Portfolio"), acquired all of the assets and liabilities of Berger IPT - Large Cap Growth Fund (the "Acquired Fund"), advised by Berger Financial LLC, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to plan of reorganization approved by the Acquired Fund's board and shareholders.

The number and value of shares issued by the Acquiring Portfolio are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                          Acquiring       Acquired      Acquired        Net Assets
                                                                          Portfolio         Fund     Fund Unrealized      After
Acquiring Portfolio                  Acquired Fund                       Net Assets      Net Assets      AP/DP        Reorganization
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income
  Portfolio - Institutional Shares   Berger IPT - Large Cap Growth Fund  $11,833,477    $11,201,564     $140,790       $23,035,041
-----------------------------------------------------------------------------------------------------------------------------------

Acquiring Portfolio                  Acquired Fund                              Shares Acquired        Shares issued in Acquisition
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income
 Portfolio - Institutional Shares    Berger IPT - Large Cap Growth Fund             965,194                      949,969
-----------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

5. CAPITAL SHARE TRANSACTIONS

                                                                   Janus Aspen
                                                               Growth and Income
For the fiscal year ended December 31                               Portfolio
(all numbers in thousands)                                        2004     2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                     397       517
  Shares issued in connection with acquisition*                   N/A       950
  Reinvested dividends and distributions                           11        21
  Shares Repurchased                                             (538)   (4,370)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions            (130)   (2,882)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         1,900     4,782
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                               1,770     1,900
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                     190       565
  Reinvested dividends and distributions                           13        23
  Shares Repurchased                                           (1,052)   (1,583)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions            (849)     (995)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         4,375     5,370
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                               3,526     4,375
--------------------------------------------------------------------------------

*     See Note 4 in Notes to Financial Statements.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                     Purchase of Long-       Proceeds from Sales
                                         Purchase of       Proceeds from Sales      Term U.S. Government       of Long-Term U.S.
Portfolio                                 Securities          of Securities              Obligations        Government Obligations
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio   $38,719,338          $50,476,244                 $--                        $--
----------------------------------------------------------------------------------------------------------------------------------


17  Janus Aspen Series  December 31, 2004

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                       Janus Aspen Series  December 31, 2004  18

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth and Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


19  Janus Aspen Series  December 31, 2004

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


                                       Janus Aspen Series  December 31, 2004  20

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


21  Janus Aspen Series  December 31, 2004

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                       Janus Aspen Series  December 31, 2004  22

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio                                    100%
--------------------------------------------------------------------------------


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series.

Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen Growth and Income Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held   Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Portfolio   Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen       Chairman         3/04-Present  Private Investor.                     61              Director, Red Robin
151 Detroit Street                                                                                          Gourmet Burgers, Inc.
Denver, CO 80206       Trustee          9/93-Present
Age 61

William F. McCalpin    Trustee          6/02-Present  Executive Vice President and Chief    59              Founding Director and
151 Detroit Street                                    Operating Officer of the Rockefeller                  Board Chair, Solar
Denver, CO 80206                                      Brothers Fund (a private family                       Development
Age 47                                                foundation).                                          Foundation; Trustee
                                                                                                            and Vice President,
                                                                                                            Asian Cultural Council.

John W. McCarter, Jr.  Trustee          6/02-Present  President and Chief Executive         59              Chairman of the Board
151 Detroit Street                                    Officer of The Field Museum of                        and Director,
Denver, CO 80206                                      Natural History.                                      Divergence LLC;
Age 66                                                                                                      Director of A.M. Castle
                                                                                                            & Co., and W.W.
                                                                                                            Grainger, Inc.; Trustee
                                                                                                            of Harris Insight Funds
                                                                                                            Trust (19 portfolios),
                                                                                                            WTTW (Chicago
                                                                                                            public television
                                                                                                            station), the University
                                                                                                            of Chicago and Chicago
                                                                                                            Public Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held   Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Portfolio   Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe         Trustee          9/93-Present  Professor Emeritus of Business,       61              Co-founder and
151 Detroit Street                                    University of Colorado.                               Managing Director,
Denver, CO 80206                                      Formerly, Professor of Business,                      Roaring Fork Capital
Age 61                                                University of Colorado, Colorado                      Partners (private equity
                                                      Springs, CO (1986-2004),                              firm); Director, Red
                                                      Distinguished Visiting Professor                      Robin Gourmet
                                                      of Business (2001-2002), Thunderbird                  Burgers, Inc.
                                                      (American Graduate School of
                                                      International Management), Phoenix,
                                                      AZ; and Principal (1988-1999) of
                                                      Phillips-Smith Retail Group,
                                                      Addison, TX (a venture capital firm).

William D. Stewart     Trustee          9/93-Present  Corporate Vice President and           59             N/A
151 Detroit Street                                    General Manager of MKS
Denver, CO 80206                                      Instruments - HPS Products,
Age 60                                                Boulder, CO (a manufacturer of
                                                      vacuum fittings and valves).

Martin H. Waldinger    Trustee          9/93-Present  Consultant.                           59              N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*      Trustee          5/93-Present  Formerly, President (1978-2002)       61              N/A
151 Detroit Street                                    and Chief Executive Officer (1994-
Denver, CO 80206                                      2002) of Janus Capital or Janus
Age 67                                                Capital Corporation; President and
                                                      Director (1994-2002) of the Janus
                                                      Foundation; Chairman and Director
                                                      (1978-2002) of Janus Capital
                                                      Corporation and Director (1997-
                                                      2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Advisory Board

                                                                                           Number of
                                                                                           Portfolios in
                                                                                           Fund Complex
                       Positions Held  Length of     Principal Occupations                 Overseen by        Other
Name, Age and Address  with Portfolio  Time Served   During the Past Five Years            Advisory Board     Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members

Katherine A. Cattanach Advisory Board  4/03-Present  General Partner/Managing Principal    13                 N/A
151 Detroit Street     Chairperson                   (since September 1987), INVESCO
Denver, CO 80206                                     Private Equity (formerly Sovereign
Age 59                                               Financial Services, Inc.) (financial
                                                     consulting and management firm).
                                                     Formerly, Vice Chair of the Berger
                                                     Funds (1994-2002).

Harry T. Lewis, Jr.    Advisory Board  4/03-Present  Lewis Investments (since June 1988)   13                 Director, J.D. Edwards
151 Detroit Street     Member                        (self-employed private investor).                        & Co. (1995 to March
Denver, CO 80206                                     Formerly, Trustee/Director of the                        2002). Director,
Age 71                                               Berger Funds (1987-2002).                                National Fuel
                                                                                                              Corporation (oil & gas
                                                                                                              production); Advisory
                                                                                                              Director, Otologics,
                                                                                                              LLC, (implantable
                                                                                                              hearing aid) (since
                                                                                                              1999); Member of
                                                                                                              Community Advisory
                                                                                                              Board, Wells Fargo
                                                                                                              Bank - Denver.

Michael Owen           Advisory Board  4/03-Present  Dean of the College of Business of    13                 N/A
151 Detroit Street     Member                        Sciences at Zayed University (since
Denver, CO 80206                                     September 2000). Formerly self-
Age 67                                               employed as a financial and
                                                     management consultant, and in
                                                     real estate development (from June
                                                     1999 to September 2000). Dean
                                                     (from 1993 to June 1999) of
                                                     the College of Business, Montana
                                                     State University. Formerly,
                                                     Chairman of the Board of the
                                                     Berger Funds (1968-2002).

Albert C. Yates        Advisory Board  4/03-Present  President Emeritus, Colorado State    13                Member, Board of
151 Detroit Street     Member                        University (since 2003), President,                     Directors, Adolph
Denver, CO 80206                                     Chancellor and Professor of                             Coors Company
Age 63                                               Chemistry, Colorado State University                    (brewing company)
                                                     (1990-2003). Formerly, Trustee/Director                 (since 1998); Member,
                                                     of the Berger Funds (2000-2002).                        Board of Directors,
                                                                                                             Dominion Industrial
                                                                                                             Capital Bank (1999 to
                                                                                                             2000); Member, Board
                                                                                                             of Directors,
                                                                                                             Centennial Bank of the
                                                                                                             West (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Officers

                                                                    Term of Office* and     Principal Occupations
Name, Age and Address      Positions Held with Portfolio            Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Minyoung Sohn              Executive Vice President and Portfolio   1/04-Present            Vice President of Janus Capital and
151 Detroit Street         Manager Growth and Income Portfolio                              Portfolio Manager for other Janus
Denver, CO 80206                                                                            accounts. Formerly, Analyst (1998-
Age 29                                                                                      2003) for Janus Capital Corporation.

Heidi W. Hardin            Vice President                           4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital and Janus
Denver, CO 80206                                                                            Services LLC. Formerly, Vice President
Age 37                                                                                      and Senior Legal Counsel (1995-1999)
                                                                                            for Stein Roe & Farnham, Inc.

Bonnie M. Howe             Vice President                           12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                          Counsel to Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services LLC.
Age 39                                                                                      Formerly, Assistant Vice President
                                                                                            (1997-1999) and Associate Counsel
                                                                                            (1995-1999) for Janus Capital
                                                                                            Corporation and Assistant Vice
                                                                                            President (1998-2000) for Janus
                                                                                            Service Corporation.

Kelley Abbott Howes        General Counsel                          4/04-Present            Senior Vice President and General
151 Detroit Street                                                                          Counsel of Janus Capital; Senior Vice
Denver, CO 80206           Vice President and Secretary             12/99-Present           President and Assistant General Counsel
Age 39                                                                                      of Janus Services LLC; Vice President
                                                                                            and Assistant General Counsel of
                                                                                            Distributors LLC. Formerly, Vice
                                                                                            Janus President of Domestic Funds of
                                                                                            Janus Capital (2000-2004); Assistant
                                                                                            General Counsel of Janus Capital
                                                                                            (1999-2004); Assistant Vice President
                                                                                            (1997-1999) of Janus Capital
                                                                                            Corporation; Chief Compliance Officer,
                                                                                            Director and President (1997-1999) of
                                                                                            Janus Distributors, Inc.; and Assistant
                                                                                            Vice President (1998-2000) of Janus
                                                                                            Service Corporation.

David R. Kowalski          Vice President and Chief                 6/02-Present            Vice President and Chief Compliance
151 Detroit Street         Compliance Officer                                               Officer of Janus Capital, Janus
Denver, CO 80206                                                                            Distributors LLC and Janus Services
Age 47                                                                                      LLC; Chief Compliance Officer of Bay
                                                                                            Isle Financial LLC and Enhanced
                                                                                            Investment Technologies LLC.
                                                                                            Formerly, Assistant Vice President of
                                                                                            Janus Services LLC (2002-2004);
                                                                                            Senior Vice President and Director
                                                                                            (1985-2000) of Mutual Fund
                                                                                            Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                   Term of Office* and    Principal Occupations
Name, Age and Address  Positions Held with Portfolio               Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller       President and Chief Executive Officer       11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital Group
Denver, CO 80206                                                                          Inc. and Janus Capital; President of Janus
Age 53                                                                                    Distributors LLC and Janus Capital
                                                                                          International LLC; Executive Vice
                                                                                          President of Janus Services LLC;
                                                                                          President and Director of Janus
                                                                                          Management Holdings Corporation;
                                                                                          Chief Operating Officer and President
                                                                                          of Capital Group Partners, Inc; and
                                                                                          Director of Janus World Funds and
                                                                                          Janus Capital Trust Manager Limited.
                                                                                          Formerly, President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).

Stephanie Queisert     Assistant Treasurer**                       3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                        Janus Capital. Formerly, Manager
Denver, CO 80206                                                                          (2001-2003) of Financial Reporting
Age 32                                                                                    for Janus Capital or Janus Capital
                                                                                          Corporation and Supervisor (1999-
                                                                                          2000) of Financial Reporting for Janus
                                                                                          Capital Corporation.

Loren M. Starr         Vice President and Chief Financial Officer  11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                        Financial Officer of Janus Capital,
Denver, CO 80206       President and Chief Executive Officer       9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                    Services LLC; Vice President and Chief
                                                                                          Financial Officer of Janus Distributors
                                                                                          LLC, Janus Management Holdings
                                                                                          Corporation and Janus Institutional
                                                                                          Services LLC; Vice President, Treasurer,
                                                                                          Chief Financial Officer and Director of
                                                                                          Janus International Limited; Director of
                                                                                          Janus Holdings Corporation and Janus
                                                                                          International Holdings LLC; and Board
                                                                                          member of Janus Global Funds SPC.
                                                                                          Formerly, Director of Janus Capital
                                                                                          Trust Manager Limited (2001-2004),
                                                                                          Janus World Principal Protected Funds
                                                                                          (2002-2004), Janus International
                                                                                          (Asia) Limited (2002-2004) and Janus
                                                                                          World Funds (2001-2004); Vice
                                                                                          President, Treasurer, and Chief
                                                                                          Financial Officer of Enhanced
                                                                                          Investment Technologies, LLC (2003-
                                                                                          2004); Vice President and Chief
                                                                                          Financial Officer of Janus Capital
                                                                                          International LLC (2002-2003);
                                                                                          Interim Director of Janus Capital
                                                                                          (2002-2003); Vice President of
                                                                                          Finance, Treasurer, Chief Financial
                                                                                          Officer (2001-2002) and Director
                                                                                          (2002) for Janus International Holding,
                                                                                          Inc.; and Managing Director, Treasurer
                                                                                          and Head of Corporate Finance and
                                                                                          Reporting (1998-2001) for Putnam
                                                                                          Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  28

Notes









29  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  30

Notes









31  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                  [LOGO] JANUS   |   151 Detroit Street
                                 |   Denver, CO 80206
                                 |   1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-712 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen International Growth Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ................    2
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statements of Changes in Net Assets .......................................    9
Financial Highlights ......................................................   10
Notes to Schedule of Investments ..........................................   12
Notes to Financial Statements .............................................   13
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
Explanations of Charts, Tables and Financial Statements ...................   22
Designation Requirements ..................................................   24
Trustees and Officers .....................................................   25

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen International Growth Portfolio
(unaudited)

                                                               [PHOTO]
                                                               Brent Lynn
                                                               portfolio manager

================================================================================
Portfolio Strategy

This diversified portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.
================================================================================

Performance Overview

During the 12- month period ended December 31, 2004, Janus Aspen International Growth Portfolio returned 18.99% for its Institutional Shares, 18.69% for its Service Shares and 18.75% for its Service II Shares. Its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index returned 20.25% for this same period. It's noteworthy that while the Portfolio underperformed the MSCI EAFE(R) Index, it outperformed the MSCI EAFE(R) Growth Index, which returned 16.12% for the one-year period.

Although I am not satisfied with the short-term performance of the Portfolio, I remain confident in our research process and optimistic about the longer-term prospects for the companies in our portfolio.

Global stock markets were turbulent. During the first three months of the period, markets and Janus Aspen International Growth Portfolio generally performed well as we continued to see an environment of strengthening economic growth combined with low inflation.

However, sentiment hit a sudden air pocket in early spring as fears about accelerating inflation in the U.S. and a potential collapse in the Chinese economy drove Asian markets lower, with particular selling pressure on technology and commodity stocks.

The Portfolio was hit particularly hard during this downturn in spring and early summer. However, it was our belief that many of these fears were either overblown or short-term in nature. For example, as a result of our contacts with many companies based in China or with operations in China, we felt that China's economy was decelerating but not collapsing. More importantly, the key long-term drivers of economic growth remained intact. We believe long-term trends like the liberalization of property rights for hundreds of millions of Chinese, huge migration to the cities and nationwide infrastructure projects should drive growth for many years.

During the summer and early fall, subsequent data points collected by Janus analysts indicated that some of the spring fears were overblown. Asian markets as well as technology and commodity stocks saw a partial rebound, and the Portfolio regained lost ground.

Another factor negatively impacting the Portfolio's performance relative to the MSCI EAFE(R) Index was currency. During the 12-month period, the euro appreciated by 7.61% versus the U.S. dollar, exceeding the 4.47% appreciation of the Japanese yen and the appreciation of most other Asian currencies as well. The Portfolio has significantly less exposure to Europe than its benchmark. And while the Portfolio was unhedged during the entire period, the strength in the European currencies negatively affected its relative performance.

Investment Strategy in this Environment

As a reflection of our conviction in our research, the general composition of the Portfolio has remained fairly stable. There was natural turnover as we found new investment opportunities and sold off stocks that we believed had either reached our price targets or experienced unanticipated negative changes in their business fundamentals.

Our emerging market exposure remained at the high end of historical trends, as we continued to find that many of the most exciting investment ideas were based in Asia, particularly. We have been impressed by a number of companies that improved their balance sheets and competitive positioning during the Asian economic downturn and are now ready to take advantage of a resurgence in demand.

We also tried to take advantage of volatile markets to buy great companies at bargain prices. For example, I bought a position in Taiwan Semiconductor (TSMC), the world's leading semiconductor foundry company, when it was hit on concerns about short-term order and revenue trends. Our meetings with U.S., Asian, and European semiconductor companies indicated that TSMC's competitive position and long-term growth prospects remain extremely strong. By focusing on the long-term growth potential rather than short-term fears, I was able to buy the stock at what I believe is a very attractive valuation.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                        December 31, 2004      December 31, 2003
Reliance Industries, Ltd.                      5.4%                   5.5%
Samsung Electronics
 Company, Ltd.                                 4.2%                   3.0%
Companhia Vale do
 Rio Doce (ADR)                                4.0%                   3.8%
OPAP S.A.                                      3.2%                    --
Aracruz Celulose S.A. (ADR)                    2.6%                   1.2%
Imerys S.A.                                    2.5%                   0.6%
ASML Holding N.V.                              2.4%                    --
Sanofi-Aventis                                 2.3%                    --
British Sky Broadcasting
 Group PLC                                     2.2%                   0.5%
Louis Vuitton Moet
  Hennessy S.A.                                2.1%                   1.1%

Portfolio Composition

As of December 31, 2004, the Portfolio was almost fully invested, with approximately 99.0% of its total net assets invested in equities and


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen International Growth Portfolio
(unaudited)

a cash position of only 1.0%. The cash position is low because we continue to find a number of exciting investment ideas. The Portfolio's equity investments consisted primarily of foreign companies in a variety of industries and sizes, representing 96.9% of total net assets. A small 2.1% was invested in domestic stocks. On this same date, the Portfolio's top 10 equity holdings accounted for 30.9% of total net assets.

Semiconductor Companies and Select Oil Companies Were Weak Performers

Chartered Semiconductor, a Singapore-based semiconductor foundry company, was the stock with the largest negative contribution to the Portfolio. Despite improvements in the company's technological competitiveness, the stock was hit by disappointing order trends so I also reduced our position in Chartered.

Infineon, the diversified German semiconductor company, was the second-largest negative contributor to the Portfolio. Despite a relatively robust semiconductor environment, higher-than-expected costs in the production of DRAM chips led to earnings disappointments for the company. As a result, I liquidated our position in the stock.

Yukos, the Russian oil company, was our third largest detractor. Operating fundamentals at the company have been fine and the oil price environment is much better than expected. However, politically motivated measures by the Russian government to attack the company's founder and the company itself resulted in a very sharp decline in the stock. Because of ongoing political risk, which is difficult to analyze, I sold the stock.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                    Janus Aspen               Morgan Stanley
                                   International          Capital International
                                  Growth Portfolio             EAFE(R) Index
                                  ----------------             -------------
Commercial Banks                       10.1%                      18.4%
Petrochemicals                          7.3%                       0.0%
Electric Products - Miscellaneous       6.6%                       0.8%
Paper and Related Products              4.3%                       0.5%
Real Estate Operating/Development       4.1%                       1.1%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

Japan                                  15.2%
India                                  13.1%
United Kingdom                         10.0%
Brazil                                  9.7%
France                                  9.7%

Strong Performers Included Materials, Media and Bank Stocks

Among the strongest contributors to the Portfolio's performance during the period were Brazilian iron ore producer Companhia Vale do Rio Doce (CVRD), Mexican media conglomerate Grupo Televisa and Japanese bank Mizuho Financial Group.

CVRD, the world's largest exporter of iron ore used in the production of steel, benefited from strong global demand for steel, supply constraints in the iron ore industry and a low cost base.

Televisa shares gained as a sharp pickup in Mexican television advertising boosted earnings and the company completed further restructuring efforts. Although I continue to believe that Televisa is one of the best franchises in the Portfolio, I reduced our position because the stock approached our valuation target.

Mizuho Financial stock benefited from management's efforts to aggressively improve the bank's asset quality. I continue to believe that normalized earnings for Mizuho are much higher than current levels, but with valuation no longer as attractive, I also trimmed this position.

Investment Strategy and Outlook

In a volatile market environment, the conviction to hold onto existing positions or buy new positions is critical. My conviction comes from the tremendous in-depth fundamental research our analyst team does on a daily basis. For example, Assistant Portfolio Manager Garth Yettick's meetings with numerous semiconductor, cell phone, and flat panel display companies gave us more conviction in the short- and long-term prospects for Samsung Electronics. Dan Lyons' conversations with over 20 doctors helped us better understand the potential in Sanofi's drug pipeline. Julian Pick's meetings with a variety of Japanese banks, real estate companies, private equity firms, and regulators gave us more comfort in our position in Mitsubishi Tokyo Financial Group. Jean Barnard's meetings with leading players across the U.K. media industry gave us more confidence in the sustainability of BSkyB's (British Sky Broadcasting) franchise. Laurent Saltiel's conversations with global steel manufacturers, iron ore producers and shipping companies gave us greater conviction in the earnings upside from CVRD's iron ore business.

Despite an uncertain geopolitical outlook, the global economy appears to be in reasonably good shape. Economic growth rates in the U.S. and Asia have decelerated, but consumption and production data points still indicate solid demand. Most importantly, based on our team's numerous meetings with company managements and their suppliers, customers, and competitors, I remain optimistic about the medium- and long-term prospects for the holdings in the portfolio. I believe that the current valuations of our stocks do not fully reflect the growth opportunities and cash flow generation potential of these companies.

Throughout this turbulent period, I have not changed my investment approach. I believe that the best way to generate great long-term returns is to make long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver superior long-term performance to you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================
Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                  Janus Aspen
                  International          Morgan Stanley          Morgan Stanley
                Growth Portfolio -    Capital International     Capital EAFE(R)
               Institutional Shares       EAFE(R) Index          Growth Index
               --------------------       -------------          ------------

   5/2/1994*        $10,000                 $10,000                 $10,000
  5/31/1994         $ 9,870                 $ 9,943                 $ 9,884
  6/30/1994         $ 9,640                 $10,083                 $ 9,977
  7/31/1994         $ 9,710                 $10,180                 $10,065
  8/31/1994         $ 9,920                 $10,421                 $10,293
  9/30/1994         $ 9,870                 $10,093                 $ 9,949
 10/31/1994         $10,150                 $10,429                 $10,228
 11/30/1994         $ 9,820                 $ 9,928                 $ 9,768
 12/31/1994         $ 9,720                 $ 9,990                 $ 9,894
  1/31/1995         $ 9,340                 $ 9,606                 $ 9,514
  2/28/1995         $ 9,280                 $ 9,579                 $ 9,511
  3/31/1995         $ 9,350                 $10,176                 $10,109
  4/30/1995         $ 9,740                 $10,559                 $10,556
  5/31/1995         $ 9,910                 $10,433                 $10,435
  6/30/1995         $10,310                 $10,250                 $10,219
  7/31/1995         $11,010                 $10,888                 $10,870
  8/31/1995         $11,240                 $10,473                 $10,413
  9/30/1995         $11,340                 $10,677                 $10,651
 10/31/1995         $11,120                 $10,390                 $10,363
 11/30/1995         $11,290                 $10,679                 $10,649
 12/31/1995         $11,970                 $11,110                 $11,020
  1/31/1996         $12,311                 $11,155                 $11,027
  2/29/1996         $12,681                 $11,193                 $11,065
  3/31/1996         $13,122                 $11,431                 $11,331
  4/30/1996         $13,623                 $11,763                 $11,605
  5/31/1996         $14,144                 $11,546                 $11,363
  6/30/1996         $14,539                 $11,611                 $11,403
  7/31/1996         $14,161                 $11,272                 $11,033
  8/31/1996         $14,907                 $11,297                 $11,044
  9/30/1996         $15,040                 $11,597                 $11,347
 10/31/1996         $15,317                 $11,478                 $11,253
 11/30/1996         $16,012                 $11,935                 $11,613
 12/31/1996         $16,125                 $11,781                 $11,401
  1/31/1997         $16,577                 $11,369                 $10,926
  2/28/1997         $17,007                 $11,555                 $11,095
  3/31/1997         $17,254                 $11,597                 $11,161
  4/30/1997         $17,233                 $11,658                 $11,273
  5/31/1997         $18,105                 $12,417                 $11,935
  6/30/1997         $19,078                 $13,102                 $12,629
  7/31/1997         $19,874                 $13,314                 $12,931
  8/31/1997         $18,665                 $12,319                 $11,934
  9/30/1997         $20,049                 $13,010                 $12,722
 10/31/1997         $18,923                 $12,010                 $11,519
 11/30/1997         $18,820                 $11,887                 $11,494
 12/31/1997         $19,109                 $11,991                 $11,641
  1/31/1998         $19,296                 $12,539                 $12,168
  2/28/1998         $20,681                 $13,344                 $12,975
  3/31/1998         $21,798                 $13,755                 $13,150
  4/30/1998         $22,284                 $13,864                 $13,282
  5/31/1998         $23,028                 $13,796                 $13,189
  6/30/1998         $23,355                 $13,901                 $13,371
  7/31/1998         $23,871                 $14,042                 $13,431
  8/31/1998         $20,556                 $12,302                 $11,988
  9/30/1998         $19,208                 $11,925                 $11,651
 10/31/1998         $20,092                 $13,168                 $12,833
 11/30/1998         $21,313                 $13,843                 $13,454
 12/31/1998         $22,403                 $14,389                 $14,227
  1/31/1999         $23,330                 $14,346                 $14,301
  2/28/1999         $22,656                 $14,004                 $13,836
  3/31/1999         $23,214                 $14,589                 $14,024
  4/30/1999         $23,772                 $15,180                 $14,167
  5/31/1999         $23,477                 $14,398                 $13,552
  6/30/1999         $24,657                 $14,959                 $14,076
  7/31/1999         $25,174                 $15,404                 $14,347
  8/31/1999         $25,258                 $15,460                 $14,428
  9/30/1999         $25,765                 $15,616                 $14,656
 10/31/1999         $27,898                 $16,201                 $15,441
 11/30/1999         $33,791                 $16,764                 $16,573
 12/31/1999         $40,834                 $18,268                 $18,417
  1/31/2000         $40,390                 $17,108                 $17,381
  2/29/2000         $48,796                 $17,568                 $18,345
  3/31/2000         $46,789                 $18,249                 $18,689
  4/30/2000         $42,640                 $17,289                 $17,454
  5/31/2000         $39,926                 $16,867                 $16,373
  6/30/2000         $42,018                 $17,526                 $16,957
  7/31/2000         $40,912                 $16,791                 $15,895
  8/31/2000         $42,573                 $16,937                 $16,064
  9/30/2000         $39,395                 $16,112                 $15,000
 10/31/2000         $37,812                 $15,732                 $14,306
 11/30/2000         $34,025                 $15,142                 $13,646
 12/31/2000         $34,324                 $15,680                 $13,902
  1/31/2001         $35,591                 $15,672                 $13,863
  2/28/2001         $31,558                 $14,497                 $12,455
 03/31/2001         $28,592                 $13,531                 $11,593
  4/30/2001         $31,081                 $14,471                 $12,387
  5/31/2001         $30,470                 $13,960                 $11,888
 06/30/2001         $29,027                 $13,389                 $11,311
  7/31/2001         $27,552                 $13,146                 $11,036
  8/31/2001         $25,785                 $12,813                 $10,533
  9/30/2001         $23,112                 $11,515                 $ 9,536
 10/31/2001         $23,985                 $11,810                 $ 9,916
 11/30/2001         $25,382                 $12,245                 $10,425
 12/31/2001         $26,349                 $12,318                 $10,485
 01/31/2002         $24,890                 $11,663                 $ 9,920
 02/28/2002         $24,789                 $11,745                 $10,054
 03/31/2002         $26,024                 $12,438                 $10,482
 04/30/2002         $25,070                 $12,463                 $10,491
 05/31/2002         $24,688                 $12,620                 $10,512
 06/30/2002         $23,180                 $12,118                 $10,241
 07/31/2002         $20,856                 $10,922                 $ 9,149
  8/31/2002         $20,879                 $10,897                 $ 9,078
  9/30/2002         $18,815                 $ 9,727                 $ 8,288
 10/31/2002         $19,570                 $10,250                 $ 8,756
 11/30/2002         $20,439                 $10,715                 $ 9,014
 12/31/2002         $19,608                 $10,354                 $ 8,805
  1/31/2003         $18,577                 $ 9,922                 $ 8,369
  2/28/2003         $18,033                 $ 9,694                 $ 8,189
 03/31/2003         $17,659                 $ 9,504                 $ 8,102
  4/30/2003         $19,234                 $10,435                 $ 8,805
  5/31/2003         $20,651                 $11,068                 $ 9,259
 06/30/2003         $20,885                 $11,335                 $ 9,420
 07/31/2003         $21,503                 $11,610                 $ 9,544
  8/31/2003         $22,670                 $11,890                 $ 9,718
 09/30/2003         $23,025                 $12,256                 $10,047
 10/31/2003         $24,775                 $13,020                 $10,625
 11/30/2003         $24,775                 $13,310                 $10,874
 12/31/2003         $26,454                 $14,350                 $11,622
  1/31/2004         $27,246                 $14,553                 $11,848
  2/29/2004         $28,118                 $14,889                 $12,073
  3/31/2004         $29,322                 $14,972                 $12,083
  4/30/2004         $27,326                 $14,634                 $11,783
  5/31/2004         $26,271                 $14,683                 $11,759
  6/30/2004         $26,287                 $15,005                 $11,909
  7/31/2004         $25,871                 $14,518                 $11,426
  8/31/2004         $26,079                 $14,582                 $11,438
  9/30/2004         $26,899                 $14,963                 $11,720
 10/31/2004         $27,742                 $15,473                 $12,112
 11/30/2004         $30,108                 $16,530                 $12,947
 12/31/2004         $31,467                 $17,255                 $13,496

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                            One      Five      Ten      Since
                                            Year     Year      Year   Inception*
--------------------------------------------------------------------------------
Janus Aspen International Growth
Portfolio - Institutional Shares           18.99%   (5.08)%   12.47%    11.35%
--------------------------------------------------------------------------------
Janus Aspen International Growth
Portfolio - Service Shares                 18.69%   (5.31)%   12.29%    11.34%
--------------------------------------------------------------------------------
Janus Aspen International Growth
Portfolio - Service II Shares              18.75%   (5.24)%   12.33%    11.35%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index                20.25%   (1.13)%    5.62%     5.25%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Growth Index         16.12%   (6.03)%    3.15%     2.85%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for International
Variable Annuity Multi-Cap Growth Funds    74/196    84/112     1/44      1/39
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - May 2, 1994

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                 Beginning Account Value    Ending Account Value      Expenses Paid During Period
Expense Example - Institutional Shares                    (7/1/04)              (12/31/04)                 (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00              $1,197.00                        $3.76
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00              $1,021.72                        $3.46
------------------------------------------------------------------------------------------------------------------------------------
                                                 Beginning Account Value    Ending Account Value      Expenses Paid During Period
Expense Example - Service Shares                          (7/1/04)              (12/31/04)                 (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00              $1,195.60                        $5.13
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00              $1,020.46                        $4.72
------------------------------------------------------------------------------------------------------------------------------------
                                                 Beginning Account Value    Ending Account Value      Expenses Paid During Period
Expense Example - Service II Shares                       (7/1/04)              (12/31/04)                 (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00              $1,195.70                        $5.13
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00              $1,020.46                        $4.72
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares, 0.93% for Service Shares and 0.93% for Service II Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets which may lead to greater price volatility.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

For Service II Shares, a redemption fee may be imposed on shares held for 60 days or less.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen International Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 99.0%
Advertising Services - 0.6%
            2,335    Dentsu, Inc. ...............................$    6,289,255
Apparel Manufacturers - 3.3%
        1,703,270    Burberry Group PLC .........................    13,113,140
          104,724    Hermes International .......................    20,896,392
                                                                     34,009,532
Automotive - Cars and Light Trucks - 1.8%
          998,419    Maruti Udyog, Ltd. .........................    10,593,990
          683,917    Tata Motors, Ltd. ..........................     7,947,566
                                                                     18,541,556
Automotive - Truck Parts and Equipment - Original - 0.6%
          126,500    Autoliv, Inc. (SDR)# .......................     6,053,360
            3,510    TI Automotive, Ltd.*,(beta),(sigma) ........             0
                                                                      6,053,360
Broadcast Services and Programming - 1.9%
          317,206    Grupo Televisa S.A. (ADR) ..................    19,190,963
Building - Residential and Commercial - 0.5%
        9,823,200    Land and Houses Public Company, Ltd. .......     2,553,779
        8,574,600    Land and Houses Public
                       Company, Ltd. (NVDR) .....................     2,229,175
                                                                      4,782,954
Building and Construction Products - Miscellaneous - 2.5%
          312,980    Imerys S.A. ................................    26,269,546
Cable Television - 1.5%
          330,625    Liberty Media International, Inc. - Class A*    15,284,794
Cellular Telecommunications - 0.9%
          404,432    KT Freetel* ................................     9,649,798
Commercial Banks - 10.1%
          398,017    Anglo Irish Bank Corporation PLC ...........     9,683,975
        3,592,700    Bangkok Bank Public Company, Ltd. ..........     9,617,524
        1,578,000    DBS Group Holdings, Ltd. ...................    15,563,465
           34,078    Julius Baer Holding, Ltd. ..................    10,256,966
          407,530    Kookmin Bank* ..............................    15,943,745
            1,309    Mitsubishi Tokyo Financial Group, Inc. .....    13,285,449
            3,377    Mizuho Financial Group, Inc. ...............    17,005,289
              829    Sumitomo Mitsui Financial Group, Inc.# .....     6,027,179
            1,314    UFJ Holdings, Inc.* ........................     7,963,248
                                                                    105,346,840
Computers - Peripheral Equipment - 0.7%
          112,934    Logitech International S.A.* ...............     6,902,571
Distribution/Wholesale - 0.6%
          987,500    Esprit Holdings, Ltd. ......................     5,971,220
Diversified Minerals - 4.0%
        1,418,825    Companhia Vale do Rio Doce (ADR)* ..........    41,160,113
Diversified Operations - 3.9%
          286,770    Louis Vuitton Moet Hennessy S.A.# ..........    21,964,771
          761,974    Smiths Group PLC ...........................    12,025,158
          195,800    XM Satellite Radio Holdings, Inc. - Class A*     6,450,489
                                                                     40,440,418
Electric - Integrated - 0.8%
          660,758    Reliance Energy, Ltd. ......................     7,971,049
Electric Products - Miscellaneous - 6.6%
          190,870    LG Electronics, Inc. .......................    11,818,747
           99,670    Samsung Electronics Company, Ltd. ..........    43,374,551
        3,421,000    Toshiba Corp. ..............................    14,689,568
                                                                     69,882,866
Electronic Components - Miscellaneous - 1.4%
        2,817,198    Hon Hai Precision Industry Company, Ltd. ...    13,068,101
           87,700    LG.Philips LCD Co. (ADR)*,# ................     1,577,723
                                                                     14,645,824
Electronic Components - Semiconductors - 2.6%
        9,169,462    ARM Holdings PLC# ..........................    19,452,927
       12,546,000    Chartered Semiconductor Manufacturing, Ltd.*     7,531,904
                                                                     26,984,831
Finance - Consumer Loans - 0.4%
           54,000    Promise Company, Ltd. ......................     3,857,519
Finance - Mortgage Loan Banker - 1.8%
        1,044,210    Housing Development Finance
                       Corporation, Ltd. ........................    18,402,790
Gambling-Non Hotel - 3.2%
        1,187,860    OPAP S.A. ..................................    32,873,205
Human Resources - 0.2%
              768    Goodwill Group, Inc. .......................     1,896,204
Insurance Brokers - 2.1%
          526,845    Willis Group Holdings, Ltd. ................    21,690,209
Internet Connectivity Services - 0.8%
          236,765    NDS Group PLC (ADR)*,# .....................     8,068,714
Internet Security - 1.6%
          669,112    Check Point Software Technologies, Ltd.
                       (New York Shares)* .......................    16,480,229
Machinery - Construction and Mining - 0.9%
        1,318,000    Komatsu, Ltd. ..............................     9,222,270
Medical - Drugs - 3.4%
           95,003    Roche Holding A.G. .........................    10,936,499
          299,998    Sanofi-Aventis .............................    23,976,992
                                                                     34,913,491
Metal - Aluminum - 0.5%
        1,027,800    National Aluminum Company, Ltd. ............     4,751,240
Metal - Diversified - 0.5%
          134,819    Inco, Ltd.* ................................     4,950,996
Miscellaneous Manufacturing - 1.0%
        4,625,668    FKI PLC ....................................    10,346,161
Oil - Field Services - 0.7%
           38,999    Technip-Coflexip S.A. ......................     7,209,272
Oil Companies - Exploration and Production - 1.2%
          174,074    Niko Resources, Ltd. .......................     7,332,567
          253,039    Oil and Natural Gas Corporation, Ltd. ......     4,770,603
                                                                     12,103,170
Oil Companies - Integrated - 2.7%
          133,945    Lukoil (ADR) ...............................    16,408,262
          324,770    Suncor Energy, Inc. ........................    11,492,925
                                                                     27,901,187
Paper and Related Products - 4.3%
          719,665    Aracruz Celulose S.A. (ADR) ................    27,131,370
          553,900    Suzano Bahia Sul Papel e Celulose S.A. .....     2,863,346
          704,100    UPM - Kymmene Oyj ..........................    15,657,293
                                                                     45,652,009
Petrochemicals - 7.3%
          723,611    Indian Petrochemicals Corp. ................     3,034,605
          702,290    LG Petrochemical Company, Ltd. .............    17,638,659
        4,581,406    Reliance Industries, Ltd. ..................    56,258,443
                                                                     76,931,707

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Power Converters and Power Supply Equipment - 0.8%
          486,106    Bharat Heavy Electricals, Ltd. .............$    8,609,455
Property and Casualty Insurance - 1.8%
            1,291    Millea Holdings, Inc. ......................    19,150,190
Real Estate Management/Services - 1.0%
          871,000    Mitsubishi Estate Company, Ltd. ............    10,200,059
Real Estate Operating/Development - 4.1%
        5,782,000    Hang Lung Properties, Ltd. .................     8,926,628
            1,732    NTT Urban Development Corp. ................     7,589,226
        1,229,515    Sumitomo Realty & Development
                       Company, Ltd. ............................    16,030,370
          950,000    Sun Hung Kai Properties, Ltd. ..............     9,502,811
                                                                     42,049,035
Retail - Automobile - 0.5%
           66,720    USS Company, Ltd. ..........................     5,599,610
Retail - Convenience Stores - 0.5%
           90,705    Alimentation Couche-Tard, Inc. - Class B* ..     2,687,499
        1,631,400    C.P. 7-Eleven Public Company,
                       Ltd.(beta),(sigma) .......................     2,393,560
                                                                      5,081,059
Retail - Miscellaneous/Diversified - 0.9%
          218,000    Ito-Yokado Company, Ltd. ...................     9,148,043
Semiconductor Components/Integrated Circuits - 1.8%
       11,516,000    Taiwan Semiconductor Manufacturing
                       Company, Ltd. ............................    18,351,467
Semiconductor Equipment - 2.4%
        1,533,961    ASML Holding N.V.* .........................    24,624,263
Soap and Cleaning Preparations - 1.0%
        3,088,487    Hindustan Lever, Ltd. ......................    10,195,488
Steel - Specialty - 1.0%
          535,000    Companhia Siderurgica Nacional S.A. (ADR)# .    10,229,200
Telecommunication Services - 1.7%
          676,305    Amdocs, Ltd. (New York Shares)* ............    17,753,006
Television - 2.2%
        2,102,960    British Sky Broadcasting Group PLC .........    22,690,610
Tobacco - 1.2%
          104,013    ITC, Ltd. ..................................     3,134,029
              832    Japan Tobacco, Inc. ........................     9,499,756
                                                                     12,633,785
Transportation - Railroad - 1.2%
          425,300    All America Latina Logistica* ..............    12,650,113
--------------------------------------------------------------------------------
Total Common Stock (cost $745,548,368) .......................... 1,025,593,246
--------------------------------------------------------------------------------
Other Securities - 3.4%
       35,369,837    State Street Navigator Securities Lending
                       Prime Portfolio+ (cost $35,369,837) ......    35,369,837
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
       $5,800,000    Merrill Lynch & Company, Inc., 2.20%
                       dated 12/31/04, maturing 1/3/05
                       to be repurchased at $5,801,063
                       collateralized by $20,068,548
                       in U.S. Government Agencies
                       4.50% - 7.00%, 6/1/18 - 10/01/34
                       with a value of $5,916,057
                       (cost $5,800,000) ........................     5,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $786,718,205) - 103.0% ............ 1,066,763,083
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.0)% .   (30,778,907)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,035,984,176
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                    Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                           $   27,661,429                            2.6%
Brazil                               100,484,631                            9.4%
Canada                                26,463,987                            2.5%
Finland                               15,657,293                            1.5%
France                               100,316,973                            9.4%
Greece                                32,873,205                            3.1%
Hong Kong                             18,429,439                            1.7%
India                                135,669,258                           12.7%
Ireland                                9,683,975                            0.9%
Israel                                16,480,229                            1.5%
Japan                                157,453,235                           14.8%
Mexico                                19,190,963                            1.8%
Netherlands                           24,624,263                            2.3%
Russia                                16,408,262                            1.5%
Singapore                             23,095,369                            2.2%
South Korea                          100,003,223                            9.4%
Switzerland                           28,096,036                            2.6%
Taiwan                                31,419,568                            2.9%
Thailand                              16,794,038                            1.6%
United Kingdom                       103,449,716                            9.7%
Unites States++                       62,507,991                            5.9%
--------------------------------------------------------------------------------
Total                             $1,066,763,083                          100.0%

++Includes Short-Term Securities and Other Securities (2.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Assets and Liabilities

                                                                              Janus Aspen
                                                                             International
As of December 31, 2004                                                         Growth
(all numbers in thousands except net asset value per share)                    Portfolio
---------------------------------------------------------------------------------------------
Assets:
   Investments at cost(1)                                                      $   786,718
   Investments at value(1)                                                     $ 1,066,763
     Cash                                                                              510
     Cash denominated in foreign currencies (cost $13)                                  13
     Receivables:
       Investments sold                                                              7,890
       Portfolio shares sold                                                         1,361
       Dividends                                                                       963
       Interest                                                                         15
     Other assets                                                                       16
---------------------------------------------------------------------------------------------
Total Assets                                                                     1,077,531
---------------------------------------------------------------------------------------------
Liabilities:
     Payables:
       Collateral for securities loaned (Note 1)                                    35,370
       Investments purchased                                                         3,574
       Portfolio shares repurchased                                                  1,106
       Advisory fees                                                                   542
       Transfer agent fees and expenses                                                  1
       Distribution fees - Service Shares                                              102
       Distribution fees - Service II Shares                                            14
       Foreign tax liability                                                           753
     Accrued expenses                                                                   85
---------------------------------------------------------------------------------------------
Total Liabilities                                                                   41,547
Net Assets                                                                     $ 1,035,984
---------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                                    $ 1,352,475
   Undistributed net investment income/(loss)*                                       1,274
   Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                            (597,081)
   Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                              279,316(2)
---------------------------------------------------------------------------------------------
Total Net Assets                                                               $ 1,035,984
---------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                              $   465,055
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)               17,106
---------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                      $     27.19
---------------------------------------------------------------------------------------------
Net Assets - Service Shares                                                    $   498,735
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)               18,512
---------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                      $     26.94
---------------------------------------------------------------------------------------------
Net Assets - Service II Shares                                                 $    72,194
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)                2,663
---------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                      $     27.11
---------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $33,900,998 of securities loaned for Janus Aspen International Growth Portfolio (Note 1).
(2) Net of foreign taxes on investments of $752,767 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                           Janus Aspen
                                                                          International
For the fiscal year ended December 31, 2004                                  Growth
(all numbers in thousands)                                                  Portfolio
----------------------------------------------------------------------------------------
Investment Income:
   Interest                                                                 $     301
   Securities lending income                                                      319
   Dividends                                                                   19,014
   Foreign tax withheld                                                        (1,241)
----------------------------------------------------------------------------------------
Total Investment Income                                                        18,393
----------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                                6,955
   Transfer agent fees and expenses                                                 6
   Registration fees                                                               37
   Custodian fees                                                                 224
   Audit fees                                                                      18
   Trustees' fees and expenses                                                     28
   Distribution fees - Service Shares                                           1,143
   Distribution fees - Service II Shares                                          160
   Other expenses                                                                 120
   Non-recurring costs (Note 2)                                                    16
   Costs assumed by Janus Capital Management LLC (Note 2)                         (16)
----------------------------------------------------------------------------------------
Total Expenses                                                                  8,691
Expense and Fee Offsets                                                           (10)
Net Expenses                                                                    8,681
Net Investment Income/(Loss)                                                    9,712
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                      149,181
   Net realized gain/(loss) from foreign currency transactions                   (283)
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                         20,273(1)
   Payment from affiliate (Note 2)                                                111
----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                        169,282
Net Increase/(Decrease) in Net Assets Resulting from Operations             $ 178,994
----------------------------------------------------------------------------------------

(1) Net of foreign taxes on investments of $752,767 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                                              Janus Aspen
                                                                         International Growth
For the fiscal year ended December 31                                          Portfolio
(all numbers in thousands)                                                  2004           2003(1)
----------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     9,712       $    11,866
  Net realized gain/(loss) from investment
    and foreign currency transactions                                    148,898               475
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      20,273           315,584
  Payment from affiliate (Note 2)                                            111                29
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          178,994           327,954
----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Institutional Shares                                                 (4,667)           (7,384)
     Service Shares                                                       (3,863)           (3,889)
     Service II Shares                                                      (559)             (466)
  Net realized gain from investment transactions*
     Institutional Shares                                                     --                --
     Service Shares                                                           --                --
     Service II Shares                                                        --                --
----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (9,089)          (11,739)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Institutional Shares                                                119,751         1,187,994
     Service Shares                                                      126,294           644,876
     Service II Shares                                                    13,471            14,262
  Redemption fees
     Service II Shares                                                        24                14
  Shares issued in connection with acquisition*                              N/A             2,887
  Reinvested dividends and distributions
     Institutional Shares                                                  4,668             7,384
     Service Shares                                                        3,863             3,889
     Service II Shares                                                       559               466
  Shares repurchased
     Institutional Shares                                               (381,164)       (1,338,200)
     Service Shares                                                     (165,376)         (693,238)
     Service II Shares                                                   (12,100)           (5,794)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (290,010)         (175,460)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (120,105)          140,755
Net Assets:
  Beginning of period                                                $ 1,156,089         1,015,334
----------------------------------------------------------------------------------------------------
End of period                                                        $ 1,035,984       $ 1,156,089
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                          $     1,274       $        80
----------------------------------------------------------------------------------------------------

*     See Notes 3 and 4 in Notes to Financial Statements.
(1) Certain prior amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares

For a share outstanding during the                                         Janus Aspen International Growth Portfolio
fiscal year ended December 31                                      2004        2003(1)           2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $  23.06       $  17.30       $  23.47      $  30.90     $    38.67
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .30            .24            .18           .26            .62
  Net gain/(loss) on securities (both realized and unrealized)     4.05           5.75          (6.17)        (7.43)         (6.51)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   4.35           5.99          (5.99)        (7.17)         (5.89)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.22)          (.23)          (.18)         (.26)          (.63)
  Distributions (from capital gains)*                                --             --             --            --           (.91)
  Tax return of capital*                                             --             --             --            --           (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.22)          (.23)          (.18)         (.26)         (1.88)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  27.19       $  23.06       $  17.30      $  23.47     $    30.90
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      18.99%(2)      34.91%        (25.58)%      (23.23)%       (15.94)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                       $465,055       $637,918       $598,972      $869,983     $1,158,666
Average Net Assets for the Period (in thousands)               $556,677       $595,791       $736,907      $962,343     $1,214,163
Ratio of Gross Expenses to Average Net Assets(3)                   0.69%          0.76%          0.74%         0.71%          0.71%
Ratio of Net Expenses to Average Net Assets                        0.68%          0.76%          0.74%         0.71%          0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets        1.02%          1.26%          0.90%         0.95%          1.88%
Portfolio Turnover Rate                                              65%           123%            74%           65%            67%

Service Shares

For a share outstanding during the                                         Janus Aspen International Growth Portfolio
fiscal year ended December 31                                      2004        2003(4)           2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $  22.89       $  17.18       $  23.30      $  30.64     $    38.29
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .20            .18            .13           .18            .46
  Net gain/(loss) on securities (both realized and unrealized)     4.05           5.71          (6.12)        (7.35)         (6.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   4.25           5.89          (5.99)        (7.17)         (5.93)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.20)          (.18)          (.13)         (.17)          (.47)
  Distributions (from capital gains)*                                --             --             --            --           (.91)
  Tax return of capital*                                             --             --             --            --           (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.20)          (.18)          (.13)         (.17)         (1.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  26.94       $  22.89       $  17.18      $  23.30     $    30.64
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      18.69%(2)      34.53%        (25.76)%      (23.43)%       (16.14)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                       $498,735       $457,965       $380,620      $541,803     $  497,212
Average Net Assets for the Period (in thousands)               $457,088       $391,922       $477,995      $522,001     $  269,680
Ratio of Gross Expenses to Average Net Assets(3)                   0.94%          1.01%          0.99%         0.96%          0.96%
Ratio of Net Expenses to Average Net Assets                        0.93%          1.01%          0.99%         0.96%          0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets        0.77%          0.99%          0.67%         0.68%          1.85%
Portfolio Turnover Rate                                              65%           123%            74%           65%            67%

*     See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).
(2) In 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Service II Shares
                                                                                   Janus Aspen
For a share outstanding during the                                       International Growth Portfolio
fiscal year ended December 31                                          2004              2003        2002(1)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 23.02           $ 17.27        $ 23.24
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                          .20               .17            .04
  Net gain/(loss) on securities (both realized and unrealized)         4.08              5.75          (6.01)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       4.28              5.92          (5.97)
----------------------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                              (.20)             (.18)          (.04)
  Distributions (from capital gains)*                                    --                --             --
  Redemption fees                                                       .01               .01            .04
----------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                          (.19)             (.17)            --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 27.11           $ 23.02        $ 17.27
----------------------------------------------------------------------------------------------------------------
Total Return                                                          18.75%(2)         34.55%        (25.51)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $72,194           $60,206        $35,742
Average Net Assets for the Period (in thousands)                    $63,943           $47,299        $15,892
Ratio of Gross Expenses to Average Net Assets(3)                       0.94%             1.01%          1.01%
Ratio of Net Expenses to Average Net Assets                            0.93%             1.01%          1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets            0.79%             0.98%          0.47%
Portfolio Turnover Rate                                                  65%              123%            74%

*     See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been reclassified from the original presentation to conform to current year presentation.
(2) In 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Morgan Stanley Capital            Is a market capitalization weighted index
International EAFE(R) Index       composed of companies representative of the
                                  market structure of 21 Developed Market
                                  countries in Europe, Australasia and the Far
                                  East.

Morgan Stanley Capital            Is a subset of the Morgan Stanley Capital
International EAFE(R)             International EAFE(R) Index and contains
Growth Index                      constituents of the Morgan Stanley Capital
                                  International EAFE(R) Index which are
                                  categorized as growth securities.

ADR                               American Depositary Receipt

New York Shares                   Securities of foreign companies trading on the
                                  New York Stock Exchange

NVDR                              Non-Voting Depositary Receipt

PLC                               Public Limited Company

SDR                               Swedish Depositary Receipt

*      Non-income-producing security.
(beta) Security is illiquid.
# Loaned Security, a portion or all of the security is on loan at December 31, 2004.
+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma) Schedule of Fair Valued Securities

                                                                       Value as
                                                                        % of
                                                  Value               Net Assets
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio
C.P. 7-Eleven Public Company, LTD.              $2,393,560               0.2%
TI Automotive, Ltd.                                     --               0.0%
--------------------------------------------------------------------------------
                                                $2,393,560               0.2%
--------------------------------------------------------------------------------
Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                         $35,369,837
--------------------------------------------------------------------------------

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                       Janus Aspen Series  December 31, 2004  12

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.


13  Janus Aspen Series  December 31, 2004

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                    Value at
Portfolio                                                      December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                        $33,900,998
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Portfolio                                                     December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                        $35,369,837
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.


                                       Janus Aspen Series  December 31, 2004  14

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Portfolio - Service II Shares were $24,481 for the fiscal year ended December 31, 2004.

During the fiscal year ended December 31, 2004, Janus Capital reimbursed the Portfolio $57,016 for Institutional Shares, $46,715 for Service Shares and $6,817 for Service II Shares, as a result of a loss due to a corrected portfolio holding.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned


15 Janus Aspen Series December 31, 2004 approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                      DST Securities, Inc.           Portfolio Expense          DST Systems
Portfolio                                              Commissions Paid                 Reduction                 Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                   $--                           $--                    $4,453
------------------------------------------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2004, the Portfolio incurred "Post-October" losses during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                       Undistributed   Undistributed                                   Other Book        Net Tax
                                         Ordinary        Long-Term       Accumulated    Post-October     to Tax       Appreciation/
Portfolio                                 Income           Gains       Capital Losses     Deferral     Differences   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth
  Portfolio(1)                          $1,439,013          $--         $(589,199,248)   $(171,271)      $30,074      $272,915,560
------------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                              December 31, 2008   December 31, 2009   December 31, 2010   December 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio(1)               $(86,865)        $(250,049,588)      $(297,195,239)      $(41,867,556)
------------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                        Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                          $148,538,805
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                   Federal Tax          Unrealized            Unrealized
Portfolio                                                              Cost            Appreciation         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                         $794,600,286        $284,118,965          $(11,956,168)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                          Distributions
For the fiscal year ended December 31, 2004            ----------------------------------------------------
                                                       From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                                 Income            Capital Gains         Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio              $9,089,267              $--                 $--              $--
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Distributions
For the fiscal year ended December 31, 2004            ----------------------------------------------------
                                                       From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                                 Income            Capital Gains         Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio              $11,738,741             $--                 $--              $--
------------------------------------------------------------------------------------------------------------------------------------

4. PORTFOLIO ACQUISITIONS

On March 21, 2003, the Portfolio, (the "Acquiring Portfolio"), acquired all of the assets and liabilities of Berger IPT -International Fund (the "Acquired Fund"), advised by Berger Financial LLC, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to plan of reorganization approved by the Acquired Fund's board and shareholders. The number and value of shares issued by the Acquiring Portfolio are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/(depreciation) as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                         Acquired       Net Assets
                                                                  Acquiring Portfolio  Acquired Fund  Fund Unrealized      After
Acquiring Portfolio                 Acquired Fund                      Net Assets        Net Assets       AP/DP       Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth
  Portfolio - Institutional Shares  Berger IPT - International Fund   $570,023,134       $2,886,918      $291,291      $572,910,052
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Shares issued in
Acquiring Portfolio                 Acquired Fund                          Shares Acquired                  Acquisition
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth
  Portfolio - Institutional Shares  Berger IPT - International Fund            469,238                        178,107
------------------------------------------------------------------------------------------------------------------------------------


17  Janus Aspen Series  December 31, 2004

5. CAPITAL SHARE TRANSACTIONS

                                                                   Janus Aspen
                                                               International Growth
For the fiscal year ended December 31                               Portfolio
(all numbers in thousands)                                      2004          2003
------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                  4,982        66,257
  Shares issued in connection with acquisition*                  N/A           178
  Reinvested dividends and distributions                         196           385
  Shares Repurchased                                         (15,740)      (73,769)
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions        (10,562)       (6,949)
------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       27,668        34,617
------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             17,106        27,668
------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                  5,256        36,189
  Reinvested dividends and distributions                         160           206
  Shares Repurchased                                          (6,913)      (38,544)
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions         (1,497)       (2,149)
------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       20,009        22,158
------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             18,512        20,009
------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares
  Shares sold                                                    546           818
  Reinvested dividends and distributions                          23            24
  Shares Repurchased                                            (521)         (297)
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions             48           545
------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                        2,615         2,070
------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              2,663         2,615
------------------------------------------------------------------------------------

*     See Note 4 in Notes to Financial Statements.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004
                                                                                       Purchase of Long-      Proceeds from Sales
                                                Purchase of    Proceeds from Sales   Term U.S. Government       of Long-Term U.S.
Portfolio                                       Securities        of Securities          Obligations         Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio     $683,521,208        $930,941,963              $--                      $--
------------------------------------------------------------------------------------------------------------------------------------

7. RESTATEMENT

Janus Aspen International Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                         As Previously Reported       Adjustment       As Restated
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares

   Net investment income/(loss) per share                                        $0.34                  $(0.10)           $0.24
   Net gain/(loss) on securities (both realized and unrealized) per share        $5.65                  $ 0.10            $5.75
   Ratio of Net Investment Income/(Loss) to Average Net Assets                    1.74%                  (0.48)%           1.26%

Service Shares

   Net investment income/(loss) per share                                        $0.25                  $(0.07)           $0.18
   Net gain/(loss) on securities (both realized and unrealized) per share        $5.64                  $ 0.07            $5.71
   Ratio of Net Investment Income/(Loss) to Average Net Assets                    1.37%                  (0.38)%           0.99%


                                       Janus Aspen Series  December 31, 2004  18

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen International Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen International Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                                    1%
--------------------------------------------------------------------------------

Foreign Taxes Paid and Foreign Source Income

Portfolio                                                                            Foreign Taxes Paid    Foreign Source Income
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio                                               $1,307,056              $19,492,302
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series.

Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen International Growth Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Advisory Board

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held  Length of     Principal Occupations                  Overseen by    Other
Name, Age and Address  with Portfolio  Time Served   During the Past Five Years             Advisory Board Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members

Katherine A. Cattanach Advisory Board  4/03-Present  General Partner/Managing Principal     13             N/A
151 Detroit Street     Chairperson                   (since September 1987), INVESCO
Denver, CO 80206                                     Private Equity (formerly Sovereign
Age 59                                               Financial Services, Inc.) (financial
                                                     consulting and management firm).
                                                     Formerly, Vice Chair of the Berger
                                                     Funds (1994-2002).

Harry T. Lewis, Jr.    Advisory Board  4/03-Present  Lewis Investments (since June 1988)    13             Director, J.D. Edwards
151 Detroit Street     Member                        (self-employed private investor).                     & Co. (1995 to March
Denver, CO 80206                                     Formerly, Trustee/Director of the                     2002). Director, National
Age 71                                               Berger Funds (1987-2002).                             Fuel Corporation (oil &
                                                                                                           gas production); Advisory
                                                                                                           Director, Otologics, LLC,
                                                                                                           (implantable hearing
                                                                                                           aid) (since 1999);
                                                                                                           Member of Community
                                                                                                           Advisory Board, Wells
                                                                                                           Fargo Bank - Denver.

Michael Owen           Advisory Board  4/03-Present  Dean of the College of Business of     13             N/A
151 Detroit Street     Member                        Sciences at Zayed University (since
Denver, CO 80206                                     September 2000). Formerly self-
Age 67                                               employed as a financial and
                                                     management consultant, and in
                                                     real estate development (from June
                                                     1999 to September 2000).Dean
                                                     (from 1993 to June 1999) of
                                                     the College of Business, Montana
                                                     State University. Formerly,
                                                     Chairman of the Board of the
                                                     Berger Funds (1968-2002).

Albert C. Yates        Advisory Board  4/03-Present  President Emeritus, Colorado State     13             Member, Board of
151 Detroit Street     Member                        University (since 2003), President,                   Directors, Adolph
Denver, CO 80206                                     Chancellor and Professor of                           Coors Company
Age 63                                               Chemistry, Colorado State University                  (brewing company)
                                                     (1990-2003). Formerly, Trustee/Director               (since 1998); Member,
                                                     of the Berger Funds (2000-2002).                      Board of Directors,
                                                                                                           Dominion Industrial
                                                                                                           Capital Bank (1999 to
                                                                                                           2000); Member, Board
                                                                                                           of Directors, Centennial
                                                                                                           Bank of the West
                                                                                                           (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Brent A. Lynn             Executive Vice President and Portfolio     1/01-Present            Vice President of Janus Capital and
151 Detroit Street        Manager International Growth Portfolio                             Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts. Formerly, Analyst (1994-
Age 40                                                                                       1997 and 2000-2002) for Janus
                                                                                             Capital Corporation.

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  28

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


29  Janus Aspen Series  December 31, 2004

Notes








                                       Janus Aspen Series  December 31, 2004  30

Notes










31  Janus Aspen Series  December 31, 2004

Notes












                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-707 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Mid Cap Growth Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................   2
Statement of Assets and Liabilities ........................................   8
Statement of Operations ....................................................   9
Statements of Changes in Net Assets ........................................  10
Financial Highlights .......................................................  11
Notes to Schedule of Investments ...........................................  12
Notes to Financial Statements ..............................................  13
Report of Independent Registered Public Accounting Firm ....................  20
Additional Information .....................................................  21
Explanations of Charts, Tables and Financial Statements ....................  22
Trustees and Officers ......................................................  24

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Mid Cap Growth Portfolio
(unaudited)

                                                               [PHOTO]
                                                               Jonathan Coleman
                                                               portfolio manager

================================================================================
Portfolio Strategy

This diversified portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.
================================================================================

"Inaction is divine; yet it is against inaction that man has rebelled." Romanian philosopher Emile Cioran wrote these words which hold some valuable insight into my approach to investing. Perhaps Cioran was an investor himself, because inaction is often a difficult but rewarding investing strategy. Sometimes, however, we as investors feel compelled to action. Frequently, that action is ruled by emotion which can overwhelm reason. When we buy a stock in your Portfolio, we do so with a consistent investment thesis that we hope will be more fully recognized by the market over time through an improving stock price. In short, we are looking for companies we believe have exciting growth opportunities, predictable revenue streams, expanding profit margins and good balance sheet control.

One way of thinking about inaction, or patience, when it comes to investing is to look at a portfolio's turnover rate. The turnover rate essentially measures what percentage of a portfolio's holdings change every year. For comparison's sake, according to the most recent 12-month data compiled by Morningstar, the Portfolio's annualized turnover rate was 25% as of December 31, 2004, while the turnover for the domestic universe of mid-cap growth funds was 138%. While not a goal in and of itself, low turnover is a result of maintaining a consistent investment approach and finding the courage of conviction in our investment ideas when we believe we have an information advantage. Over time, I believe these principles provide us with the best opportunity to grow our capital in a good market environment and limit volatility in a bad market.

Low turnover has an additional benefit to you as a shareholder. One of the costs that is, quite frankly, more difficult to discern for an investor than it should be is the trading cost incurred by your Portfolio. I attempt to keep those costs as low as possible by being patient with our investments when our original thesis for investing in the company remains unchanged. While low turnover does not definitively correspond to better performance, it always correlates directly with lower trading costs and commissions.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2004    December 31, 2003
Kinder Morgan, Inc.                              2.9%                 3.1%
Lamar Advertising Co.                            2.7%                 2.6%
Ball Corp.                                       2.5%                 1.9%
Berkshire Hathaway, Inc.
  - Class B                                      2.5%                 3.0%
Starwood Hotels & Resorts
  Worldwide, Inc.                                2.4%                 1.6%
T. Rowe Price Group, Inc.                        2.1%                 1.7%
EOG Resources, Inc.                              2.0%                 1.8%
Murphy Oil Corp.                                 1.8%                 1.8%
Harman International
  Industries, Inc.                               1.8%                 1.2%
NVR, Inc.                                        1.7%                 1.2%

Performance Overview

I'd now like to discuss the Portfolio's performance over the last 12 months in some greater detail, providing specific examples of stock picks that both helped and hurt performance.

For the 12 months ended December 31, 2004, the Portfolio's Institutional Shares gained 20.75% and the Service Shares advanced 20.48%, outpacing the primary benchmark, the Russell Midcap(R) Growth Index, which gained 15.48% for the same period. The results also surpassed those of its secondary benchmark, the S&P MidCap 400 Index, which returned 16.48% during the period.

While the broad market seemed caught in a trading range for most of the year, many small- and mid-cap stocks gained ground, reflecting the fact that smaller companies typically perform well in the early stages of an economic growth cycle. Concerns about rising raw materials prices, most notably oil and steel, and the Federal Reserve's campaign to raise interest rates, which


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Mid Cap Growth Portfolio
(unaudited)

commenced in June 2004, weighed on stock prices late in the period, but many mid-cap stocks were buoyed by strong earnings growth.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                Janus Aspen         Russell
                                               Mid Cap Growth   Midcap(R) Growth
                                                 Portfolio           Index
                                                 ---------           -----
Electronic Components - Semiconductors              4.3%              4.2%
Oil Companies - Exploration and Production          3.8%              1.0%
Hotels and Motels                                   3.2%              1.6%
Commercial Services - Finance                       3.2%              1.5%
Pipelines                                           2.9%              0.1%

Contributors to Performance

Within sectors, the largest absolute contributor to performance was the consumer durables and apparel sector, where our stock selections outperformed our primary benchmark. Also contributing positively to absolute performance were Index-beating stock picks within the healthcare services and equipment space and the hotel, restaurant and leisure industries.

Concurrently, the Portfolio's relative performance was boosted by good stock picking within the semiconductor sector and an overweight in the energy sector compared to its primary benchmark. Stakes in Marvell Technology Group and Advanced Micro Devices lifted the chip group to a small gain, overcoming weak returns from Novellus Systems and KLA-Tencor, the Portfolio's two poorest performing stocks during the period. Energy names included oil exploration and production outfit Murphy Oil and natural gas specialist EOG Resources.

Among individual stock selections, a primary exhibit of the virtue of patience was our third-largest contributor to performance during the period, longtime holding Ball Corp., which appreciated 49.08%. When faced with an increase in prices on raw materials, the can manufacturer passed along the cost to its customers - something it wasn't able to do before the industry consolidated and Ball prevailed as one of the top three can makers in the world. We also appreciated that Ball reported good margin expansion and cash flow generation during the third quarter, despite slightly depressed volumes stemming from a cooler summer.

Detractors from Performance

Within sectors, we experienced disappointing performance from our investments in media holdings and pharmaceutical and biotechnology stocks. Poor stock selection hampered returns in both areas, but especially in the media space, where the Portfolio was overweight, relative to the benchmark. Inevitably, we have stock picks that disappoint us, and this year was no exception. We try to learn from these mistakes and hope such lessons can provide us with more wisdom in the future.

For example, Spanish language media concern Univision Communications disappointed with reports of a lackluster fourth quarter and finished the year as one of the Portfolio's weakest performers. Pricing in its scatter market, or advertising inventory that wasn't pre-sold, during the fall season was surprisingly weak, considering the abundance of political advertising. We believe the situation is short term in nature and does not impact the long term value of this unique Hispanic media franchise.

A Strong Research Effort

As I look back on what was a good year for the Portfolio's absolute and relative performance, I would like to acknowledge the work of the Janus analyst team. Our group of 30 analysts does a great job uncovering new ideas for the Portfolio, as well as researching our existing holdings. They challenge my thinking, and they do so with our shareholders' best interests in mind. I am thankful and honored to have the opportunity to work with such a committed group of professionals.

Thank you for your continued investment in Janus Aspen Mid Cap Growth Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                       Janus Aspen Mid Cap
                         Growth Portfolio      Russell Midcap(R)  S&P MidCap 400
                     - Institutional Shares      Growth Index         Index
                     ----------------------      ------------         -----
     9/13/1993*              $10,000               $10,000           $10,000
     9/30/1993               $10,790               $10,120           $10,092
    10/31/1993               $11,440               $10,283           $10,125
    11/30/1993               $11,420               $10,044           $ 9,901
    12/31/1993               $11,805               $10,447           $10,361
     1/31/1994               $11,785               $10,716           $10,601
     2/28/1994               $11,725               $10,624           $10,451
     3/31/1994               $11,295               $10,123           $ 9,967
     4/30/1994               $10,845               $10,098           $10,041
     5/31/1994               $11,205               $10,113           $ 9,946
     6/30/1994               $11,140               $ 9,678           $ 9,603
     7/31/1994               $11,880               $ 9,946           $ 9,929
     8/31/1994               $12,751               $10,539           $10,449
     9/30/1994               $13,011               $10,365           $10,254
    10/31/1994               $13,912               $10,545           $10,366
    11/30/1994               $13,192               $10,080           $ 9,898
    12/31/1994               $13,733               $10,221           $ 9,989
     1/31/1995               $13,702               $10,344           $10,093
     2/28/1995               $14,015               $10,894           $10,622
     3/31/1995               $13,833               $11,326           $10,807
     4/30/1995               $13,561               $11,421           $11,024
     5/31/1995               $13,712               $11,703           $11,290
     6/30/1995               $14,632               $12,235           $11,749
     7/31/1995               $15,549               $13,005           $12,362
     8/31/1995               $15,885               $13,148           $12,591
     9/30/1995               $16,598               $13,440           $12,896
    10/31/1995               $16,272               $13,101           $12,564
    11/30/1995               $16,619               $13,686           $13,113
    12/31/1995               $17,507               $13,694           $13,080
     1/31/1996               $17,343               $13,935           $13,270
     2/29/1996               $17,989               $14,463           $13,721
     3/31/1996               $19,167               $14,577           $13,886
     4/30/1996               $19,475               $15,281           $14,310
     5/31/1996               $19,998               $15,593           $14,503
     6/30/1996               $19,583               $15,122           $14,286
     7/31/1996               $17,500               $13,948           $13,319
     8/31/1996               $18,464               $14,702           $14,087
     9/30/1996               $19,438               $15,635           $14,702
    10/31/1996               $19,086               $15,452           $14,744
    11/30/1996               $19,303               $16,362           $15,575
    12/31/1996               $18,899               $16,087           $15,592
     1/31/1997               $18,371               $16,799           $16,177
     2/28/1997               $18,008               $16,429           $16,044
     3/31/1997               $16,588               $15,500           $15,360
     4/30/1997               $16,702               $15,880           $15,759
     5/31/1997               $18,485               $17,303           $17,137
     6/30/1997               $19,396               $17,782           $17,618
     7/31/1997               $19,510               $19,484           $19,362
     8/31/1997               $19,541               $19,294           $19,339
     9/30/1997               $20,909               $20,270           $20,450
    10/31/1997               $20,163               $19,255           $19,561
    11/30/1997               $20,536               $19,458           $19,851
    12/31/1997               $21,292               $19,713           $20,621
     1/31/1998               $20,899               $19,358           $20,228
     2/28/1998               $22,629               $21,178           $21,904
     3/31/1998               $23,862               $22,066           $22,892
     4/30/1998               $24,038               $22,366           $23,310
     5/31/1998               $23,002               $21,446           $22,262
     6/30/1998               $24,971               $22,052           $22,402
     7/31/1998               $24,359               $21,108           $21,533
     8/31/1998               $19,386               $17,079           $17,525
     9/30/1998               $21,230               $18,371           $19,161
    10/31/1998               $22,805               $19,724           $20,873
    11/30/1998               $24,525               $21,054           $21,915
    12/31/1998               $28,587               $23,235           $24,562
     1/31/1999               $30,897               $23,931           $23,606
     2/28/1999               $29,633               $22,761           $22,370
     3/31/1999               $33,581               $24,029           $22,995
     4/30/1999               $35,923               $25,123           $24,809
     5/31/1999               $35,415               $24,800           $24,916
     6/30/1999               $37,373               $26,532           $26,250
     7/31/1999               $36,833               $25,687           $25,693
     8/31/1999               $38,830               $25,420           $24,812
     9/30/1999               $40,438               $25,203           $24,046
    10/31/1999               $46,732               $27,152           $25,271
    11/30/1999               $51,860               $29,964           $26,597
    12/31/1999               $64,436               $35,152           $28,178
     1/31/2000               $66,174               $35,145           $27,385
     2/29/2000               $80,747               $42,534           $29,301
     3/31/2000               $71,042               $42,578           $31,754
     4/30/2000               $61,985               $38,445           $30,645
     5/31/2000               $56,318               $35,642           $30,262
     6/30/2000               $65,449               $39,424           $30,707
     7/31/2000               $62,595               $36,928           $31,192
     8/31/2000               $70,692               $42,497           $34,675
     9/30/2000               $63,963               $40,419           $34,437
    10/31/2000               $56,145               $37,653           $33,269
    11/30/2000               $42,432               $29,471           $30,758
    12/31/2000               $43,933               $31,022           $33,111
     1/31/2001               $46,172               $32,795           $33,849
     2/28/2001               $36,211               $27,122           $31,917
     3/31/2001               $29,821               $23,240           $29,544
     4/30/2001               $34,142               $27,114           $32,803
     5/31/2001               $33,742               $26,987           $33,567
     6/30/2001               $32,290               $27,001           $33,432
     7/31/2001               $30,547               $25,180           $32,934
     8/31/2001               $27,861               $23,355           $31,856
     9/30/2001               $23,407               $19,495           $27,894
    10/31/2001               $24,726               $21,544           $29,128
    11/30/2001               $26,336               $23,864           $31,295
    12/31/2001               $26,602               $24,771           $32,911
     1/31/2002               $24,327               $23,967           $32,740
     2/28/2002               $23,056               $22,608           $32,781
     3/31/2002               $24,218               $24,333           $35,124
     4/30/2002               $23,709               $23,045           $34,960
     5/31/2002               $23,068               $22,358           $34,370
     6/30/2002               $21,482               $19,890           $31,854
     7/31/2002               $19,631               $17,958           $28,766
     8/31/2002               $19,534               $17,895           $28,913
     9/30/2002               $18,723               $16,474           $26,584
    10/31/2002               $19,207               $17,750           $27,736
    11/30/2002               $20,018               $19,139           $29,341
    12/31/2002               $19,171               $17,982           $28,135
     1/31/2003               $19,001               $17,806           $27,312
     2/28/2003               $18,856               $17,651           $26,662
     3/31/2003               $19,159               $17,980           $26,887
     4/30/2003               $20,357               $19,204           $28,839
     5/31/2003               $21,870               $21,052           $31,229
     6/30/2003               $22,281               $21,352           $31,627
     7/31/2003               $22,838               $22,115           $32,750
     8/31/2003               $23,842               $23,333           $34,235
     9/30/2003               $23,322               $22,880           $33,711
    10/31/2003               $24,932               $24,724           $36,260
    11/30/2003               $25,440               $25,386           $37,523
    12/31/2003               $25,900               $25,663           $38,156
     1/31/2004               $26,420               $26,510           $38,983
     2/29/2004               $26,880               $26,955           $39,919
     3/31/2004               $27,159               $26,904           $40,089
     4/30/2004               $26,771               $26,144           $38,773
     5/31/2004               $27,364               $26,761           $39,577
     6/30/2004               $28,090               $27,187           $40,478
     7/31/2004               $26,239               $25,387           $39,017
     8/31/2004               $26,202               $25,074           $38,915
     9/30/2004               $27,146               $26,010           $40,067
    10/31/2004               $28,006               $26,892           $40,708
    11/30/2004               $29,845               $28,281           $43,132
    12/31/2004               $31,274               $29,636           $44,938

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                        One        Five      Ten       Since
                                        Year       Year      Year   Inception*
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth
Portfolio - Institutional Shares       20.75%    (13.46)%    8.58%    10.62%
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth
Portfolio - Service Shares             20.48%    (13.62)%    8.32%    10.33%
--------------------------------------------------------------------------------
Russell Midcap(R) Growth Index         15.48%     (3.36)%   11.23%    10.09%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                   16.48%      9.54%    16.10%    14.22%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for Variable
Annuity Mid-Cap Growth Funds           13/127      50/56     12/18      6/13
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - September 13, 1993

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                 Beginning Account Value     Ending Account Value      Expenses Paid During Period
Expense Example - Institutional Shares                    (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                 $1,113.30                      $3.51
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                 $1,021.82                      $3.35
------------------------------------------------------------------------------------------------------------------------------------

                                                 Beginning Account Value     Ending Account Value      Expenses Paid During Period
Expense Example - Service Shares                          (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                 $1,112.30                      $4.83
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                 $1,020.56                      $4.62
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Common Stock - 99.0%
Advertising Agencies - 0.9%
          957,920    Interpublic Group of Companies, Inc.*,# ....$   12,836,128
Advertising Sales - 2.7%
          922,210    Lamar Advertising Co.* .....................    39,452,144
Airlines - 1.0%
          361,854    Ryanair Holdings PLC (ADR)*,# ..............    14,745,551
Apparel Manufacturers - 0.4%
           97,194    Coach, Inc.* ...............................     5,481,742
Applications Software - 1.4%
          177,013    Citrix Systems, Inc.* ......................     4,342,129
          341,099    NAVTEQ Corp. ...............................    15,813,350
                                                                     20,155,479
Athletic Footwear - 0.8%
           44,360    Puma A.G. Rudolf Dassler Sport .............    12,113,524
Audio and Video Products - 1.8%
          204,260    Harman International Industries, Inc. ......    25,941,020
Automotive - Truck Parts and Equipment - Original - 0.9%
          223,229    Lear Corp. .................................    13,619,201
Broadcast Services and Programming - 0.3%
          490,394    UnitedGlobalCom, Inc. - Class A*,# .........     4,737,206
Building - Mobile Home and Manufactured Homes - 0.7%
          281,709    Thor Industries, Inc.# .....................    10,437,318
Building - Residential and Commercial - 1.7%
           32,856    NVR, Inc.* .................................    25,279,406
Building Products - Air and Heating - 1.0%
          357,521    American Standard Companies, Inc.* .........    14,772,768
Cable Television - 1.4%
          611,382    EchoStar Communications Corp. - Class A* ...    20,322,338
Casino Services - 0.2%
          137,317    Scientific Games Corp.-Class A* ............     3,273,637
Cellular Telecommunications - 1.1%
          793,976    Nextel Partners, Inc. - Class A*,# .........    15,514,291
Commercial Banks - 0.2%
           55,622    UCBH Holdings, Inc.# .......................     2,548,600
Commercial Services - 0.1%
           61,473    Iron Mountain, Inc.*,# .....................     1,874,312
Commercial Services - Finance - 3.2%
          412,713    Jackson Hewitt Tax Service, Inc.# ..........    10,421,003
          184,790    Moody's Corp.# .............................    16,049,012
          553,160    Paychex, Inc. ..............................    18,851,693
                                                                     45,321,708
Computer Services - 0.6%
          135,863    Affiliated Computer Services, Inc. -
                       Class A*,# ...............................     8,177,594
Computers - 1.5%
          341,424    Apple Computer, Inc.* ......................    21,987,706
Computers - Integrated Systems - 0.5%
          238,128    National Instruments Corp.# ................     6,488,988
Containers - Metal and Glass - 2.5%
          828,035    Ball Corp. .................................    36,416,979
Cruise Lines - 1.1%
          292,121    Royal Caribbean Cruises, Ltd.
                       (New York Shares)# .......................    15,903,067
Disposable Medical Products - 0.7%
          151,819    C.R. Bard, Inc. ............................     9,713,380
Distribution/Wholesale - 0.8%
           64,490    CDW Corp. ..................................     4,278,912
          168,998    United Stationers, Inc.*,# .................     7,807,707
                                                                     12,086,619
Diversified Operations - 0.8%
          270,743    Pentair, Inc. ..............................    11,793,565
Diversified Operations-Commercial Services - 1.4%
          838,870    Cendant Corp. ..............................    19,612,781
E-Commerce/Services - 0.5%
           64,081    eBay, Inc.* ................................     7,451,339
Electric Products - Miscellaneous - 1.2%
          491,551    AMETEK, Inc. ...............................    17,533,624
Electronic Components - Miscellaneous - 0.6%
          668,155    Flextronics International, Ltd.
                       (New York Shares)# .......................     9,233,902
Electronic Components - Semiconductors - 4.3%
        1,143,413    Advanced Micro Devices, Inc.*,# ............    25,177,954
          210,153    Altera Corp.* ..............................     4,350,167
          517,370    ATI Technologies, Inc. (New York Shares)*,#     10,031,804
          364,914    International Rectifier Corp.*,# ...........    16,264,217
          242,142    National Semiconductor Corp.# ..............     4,346,449
                                                                     60,170,591
Electronic Design Automation - 0.5%
          507,577    Cadence Design Systems, Inc.*,# ............     7,009,638
Enterprise Software/Services - 0.5%
          379,199    BMC Software, Inc.*,# ......................     7,053,101
Entertainment Software - 1.0%
          226,003    Electronic Arts, Inc.* .....................    13,939,865
Fiduciary Banks - 1.9%
          203,599    Investors Financial Services Corp.# ........    10,175,878
          353,584    Northern Trust Corp. .......................    17,177,111
                                                                     27,352,989

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Finance - Other Services - 0.9%
           55,355    Chicago Mercantile Exchange Holdings, Inc.# $   12,659,689
Financial Guarantee Insurance - 0.4%
           88,914    MGIC Investment Corp. ......................     6,127,064
Food - Dairy Products - 1.2%
          545,082    Dean Foods Co.* ............................    17,960,452
Hospital Beds and Equipment - 0.9%
          178,848    Kinetic Concepts, Inc.* ....................    13,646,102
Hotels and Motels - 3.2%
          174,190    Marriott International, Inc. - Class A .....    10,970,486
          588,284    Starwood Hotels & Resorts Worldwide, Inc. ..    34,355,786
                                                                     45,326,272
Human Resources - 1.9%
          360,486    Manpower, Inc. .............................    17,411,474
          321,423    Robert Half International, Inc. ............     9,459,479
                                                                     26,870,953
Independent Power Producer - 1.2%
        1,301,258    Reliant Energy, Inc.* ......................    17,762,172
Industrial Automation and Robotics - 0.4%
          129,923    Rockwell Automation, Inc. ..................     6,437,685
Instruments - Scientific - 1.3%
          300,317    Fisher Scientific International, Inc.* .....    18,733,774
Internet Security - 0.6%
          347,586    Check Point Software Technologies, Ltd.
                       (New York Shares)* .......................     8,561,043
Investment Management and Advisory Services - 2.1%
          486,640    T. Rowe Price Group, Inc. ..................    30,269,008
Leisure and Recreation Products - 0.7%
          215,173    Brunswick Corp.# ...........................    10,651,064
Medical - Biomedical and Genetic - 2.7%
          687,132    Celgene Corp.* .............................    18,229,612
          304,167    Invitrogen Corp.*,# ........................    20,418,731
                                                                     38,648,343
Medical - Drugs - 1.6%
          169,991    Elan Corporation PLC (ADR)*,# ..............     4,632,255
           92,939    Merck KGaA .................................     6,354,260
          278,419    Pharmion Corp.* ............................    11,752,066
                                                                     22,738,581
Medical - Generic Drugs - 0.5%
          167,381    Barr Pharmaceuticals, Inc.* ................     7,622,531
Medical - HMO - 0.8%
          229,430    Conventry Health Care, Inc.*,# .............    12,178,144
Medical Instruments - 1.7%
          596,454    St. Jude Medical, Inc.* ....................    25,009,316
Medical Products - 2.2%
           93,937    Henry Schein, Inc.* ........................     6,541,773
          167,986    INAMED Corp.* ..............................    10,625,114
          122,141    Stryker Corp. ..............................     5,893,303
          187,108    Varian Medical Systems, Inc.* ..............     8,090,550
                                                                     31,150,740
Miscellaneous Manufacturing - 1.1%
        6,799,551    FKI PLC ....................................    15,208,451
Motion Pictures and Services - 0.2%
           77,399    DreamWorks Animation SKG, Inc. - Class A* ..     2,903,236
Multi-Line Insurance - 0.7%
          350,257    Assurant, Inc. .............................    10,700,351
Oil Companies - Exploration and Production - 3.8%
          408,417    EOG Resources, Inc. ........................    29,144,636
          326,537    Murphy Oil Corp. ...........................    26,269,902
                                                                     55,414,538
Optical Supplies - 0.5%
           92,102    Alcon, Inc. (New York Shares) ..............     7,423,421
Pipelines - 2.9%
          565,447    Kinder Morgan, Inc. ........................    41,351,139
Property and Casualty Insurance - 0.9%
          290,549    W. R. Berkley Corp. ........................    13,705,196
Publishing - Newspapers - 0.4%
           83,503    McClatchy Co. - Class A ....................     5,996,350
Radio - 0.2%
          112,442    Westwood One, Inc.* ........................     3,028,063
Recreational Vehicles - 0.8%
          169,109    Polaris Industries, Inc.# ..................    11,502,794
Reinsurance - 2.5%
           12,237    Berkshire Hathaway, Inc. - Class B* ........    35,927,832
Respiratory Products - 0.8%
          201,254    Respironics, Inc.* .........................    10,940,167
Retail - Auto Parts - 1.6%
          339,698    Advance Auto Parts, Inc.* ..................    14,838,009
           85,616    AutoZone, Inc.*,# ..........................     7,817,597
                                                                     22,655,606
Retail - Office Supplies - 1.5%
          633,026    Staples, Inc. ..............................    21,339,306
Retail - Restaurants - 1.9%
          162,613    Outback Steakhouse, Inc.# ..................     7,444,423
          426,655    Yum! Brands, Inc. ..........................    20,129,583
                                                                     27,574,006
Schools - 2.1%
          274,379    Apollo Group, Inc. - Class A* ..............    22,145,129
           70,011    Strayer Education, Inc.# ...................     7,686,508
                                                                     29,831,637
Semiconductor Components/Integrated Circuits - 1.8%
          235,053    Linear Technology Corp. ....................     9,110,654
          489,848    Marvell Technology Group, Ltd.*,# ..........    17,374,909
                                                                     26,485,563
Semiconductor Equipment - 1.3%
          208,324    KLA-Tencor Corp.*,# ........................     9,703,732
          349,635    Novellus Systems, Inc.* ....................     9,751,320
                                                                     19,455,052
Telecommunication Equipment - 1.2%
          200,862    Harris Corp.# ..............................    12,411,263
          217,018    UTStarcom, Inc.*,# .........................     4,806,949
                                                                     17,218,212

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                               Value
================================================================================
Telecommunication Services - 0.9%
          488,629    Amdocs, Ltd. (New York Shares)* ............$   12,826,511
Television - 0.8%
          407,507    Univision Communications, Inc. - Class A* ..    11,927,730
Textile-Home Furnishings - 1.0%
          157,696    Mohawk Industries, Inc.*,# .................    14,389,760
Therapeutics - 2.3%
          296,649    Gilead Sciences, Inc.* .....................    10,379,749
          184,257    MGI Pharma, Inc.*,# ........................     5,161,039
          372,359    Neurocrine Biosciences, Inc.* ..............    18,357,298
                                                                     33,898,086
Toys - 1.2%
          832,189    Marvel Enterprises, Inc.* ..................    17,043,231
Transportation - Railroad - 0.9%
          219,695    Canadian National Railway Co.
                       (New York Shares) ........................    13,456,319
Transportation - Services - 1.2%
          152,156    C.H. Robinson Worldwide, Inc.# .............     8,447,701
          154,012    Expeditors International of Washington,
                       Inc.# ....................................     8,606,191
                                                                     17,053,892
--------------------------------------------------------------------------------
Total Common Stock (cost $947,724,075) .......................... 1,431,961,483
--------------------------------------------------------------------------------
Other Securities - 11.5%
      166,579,774    State Street Navigator Securities Lending
                       Prime Portfolio+ (cost $166,579,774) .....   166,579,774
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
      $21,300,000    Merrill Lynch & Company, Inc., 2.20%
                       dated 12/31/04, maturing 1/3/05
                       to be repurchased at $21,303,905
                       collateralized by $73,700,011
                       in U.S. Government Agencies
                       4.50% - 7.00%, 6/1/18 - 10/01/34
                       with a value of $21,726,210
                       (cost $21,300,000) .......................    21,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,135,603,849) - 112.0% .......... 1,619,841,257
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (12.0)%   (173,610,549)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,446,230,708
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                    Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                           $   17,374,909                            1.1%
Canada                                23,488,123                            1.4%
Germany                               18,467,784                            1.1%
Ireland                               19,377,806                            1.2%
Israel                                 8,561,043                            0.5%
Liberia                               15,903,067                            1.0%
Singapore                              9,233,902                            0.6%
Switzerland                            7,423,421                            0.5%
United Kingdom                        28,034,962                            1.7%
United States++                    1,471,976,240                           90.9%
--------------------------------------------------------------------------------
Total                             $1,619,841,257                          100.0%

++Includes Short-Term Securities and Other Securities (79.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                        Janus Aspen
                                                                          Mid Cap
As of December 31, 2004                                                   Growth
(all numbers in thousands except net asset value per share)              Portfolio
------------------------------------------------------------------------------------
Assets:
   Investments at cost(1)                                               $ 1,135,604
   Investments at value(1)                                              $ 1,619,841
     Cash                                                                     1,505
     Receivables:
       Portfolio shares sold                                                    238
       Dividends                                                                848
       Interest                                                                  12
     Other assets                                                                30
------------------------------------------------------------------------------------
Total Assets                                                              1,622,474
------------------------------------------------------------------------------------
Liabilities:
     Payables:
       Collateral for securities loaned (Note 1)                            166,580
       Portfolio shares repurchased                                           8,748
       Advisory fees                                                            821
       Transfer agent fees and expenses                                          --
       Distribution fees - Service Shares                                        50
     Accrued expenses                                                            44
------------------------------------------------------------------------------------
Total Liabilities                                                           176,243
Net Assets                                                              $ 1,446,231
------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                             $ 3,274,746
   Undistributed net investment income/(loss)*                                   --
   Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                   (2,312,753)
   Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                       484,238
------------------------------------------------------------------------------------
Total Net Assets                                                        $ 1,446,231
------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       $ 1,205,813
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        46,657
------------------------------------------------------------------------------------
Net Asset Value Per Share                                               $     25.84
------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $   240,418
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         9,480
------------------------------------------------------------------------------------
Net Asset Value Per Share                                               $     25.36
------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $162,707,202 of securities loaned for Janus Aspen Mid Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Operations

                                                                       Janus Aspen
                                                                         Mid Cap
For the fiscal year ended December 31, 2004                              Growth
(all numbers in thousands)                                              Portfolio
--------------------------------------------------------------------------------------
Investment Income:
   Interest                                                              $     399
   Securities lending income                                                   213
   Dividends                                                                10,477
   Foreign tax withheld                                                        (95)
--------------------------------------------------------------------------------------
Total Investment Income                                                     10,994
--------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                            11,556
   Transfer agent fees and expenses                                              3
   Registration fees                                                            46
   Custodian fees                                                               26
   Audit fees                                                                   25
   Trustees' fees and expenses                                                  36
   Distribution fees - Service Shares                                          529
   Other expenses                                                              174
   Non-recurring costs (Note 2)                                                 26
   Costs assumed by Janus Capital Management LLC (Note 2)                      (26)
--------------------------------------------------------------------------------------
Total Expenses                                                              12,395
Expense and Fee Offsets                                                        (17)
Net Expenses                                                                12,378
Net Investment Income/(Loss)                                                (1,384)
--------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                   254,160(1)
   Net realized gain/(loss) from foreign currency transactions                   4
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                      74,974
--------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     329,138
Net Increase/(Decrease) in Net Assets Resulting from Operations          $ 327,754
--------------------------------------------------------------------------------------

(1) Includes $137,002,333 of realized gains resulting from a redemption in kind during the fiscal year ended December 31, 2004 for the Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Statement of Changes in Net Assets

                                                                           Janus Aspen
                                                                          Mid Cap Growth
For the fiscal year ended December 31                                        Portfolio
(all numbers in thousands)                                               2004           2003
---------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,384)   $    (2,136)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                 254,164          4,547
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   74,974        491,850
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       327,754        494,261
---------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Institutional Shares                                                  --             --
     Service Shares                                                        --             --
  Net realized gain from investment transactions*
     Institutional Shares                                                  --             --
     Service Shares                                                        --             --
---------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --             --
---------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Institutional Shares                                              65,902        226,006
     Service Shares                                                    61,936         65,455
  Reinvested dividends and distributions
     Institutional Shares                                                  --             --
     Service Shares                                                        --             --
  Shares repurchased(1)
     Institutional Shares                                            (797,125)      (344,325)
     Service Shares                                                   (66,497)       (48,498)
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (735,784)      (101,362)
---------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (408,030)       392,899
Net Assets:
  Beginning of period                                               1,854,261      1,461,362
---------------------------------------------------------------------------------------------
End of period                                                     $ 1,446,231    $ 1,854,261
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $        --    $        --
---------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) During the fiscal year ended December 31, 2004, the Janus Aspen Mid Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $433,731,937 on the date of redemption.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Financial Highlights

Institutional Shares

For a share outstanding during the                                             Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31                                        2004       2003(1)          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    21.40    $    15.84    $    21.98    $    36.30    $    59.70
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        .02           .01          (.01)           --(2)        .01
  Net gain/(loss) on securities (both realized and unrealized)       4.42          5.55         (6.13)       (14.32)       (17.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     4.44          5.56         (6.14)       (14.32)       (17.07)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                              --            --            --            --            --
  Distributions (from capital gains)*                                  --            --            --            --         (4.58)
  Tax return of capital*                                               --            --            --            --         (1.75)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    --            --            --            --         (6.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $    25.84    $    21.40    $    15.84    $    21.98    $    36.30
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        20.75%        35.10%       (27.93)%      (39.45)%      (31.82)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                       $1,205,813    $1,649,423    $1,324,273    $2,104,733    $3,485,768
Average Net Assets for the Period (in thousands)               $1,579,383    $1,461,491    $1,609,280    $2,508,186    $4,409,584
Ratio of Gross Expenses to Average Net Assets(3)                     0.66%         0.67%         0.67%         0.67%         0.66%
Ratio of Net Expenses to Average Net Assets                          0.66%         0.67%         0.67%         0.66%         0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets         (0.05)%       (0.11)%       (0.07)%       (0.22)%       (0.42)%
Portfolio Turnover Rate                                                25%           36%           63%           99%           82%

Service Shares

For a share outstanding during the                                           Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31                                        2004       2003(4)          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    21.05    $    15.62    $    21.73    $    35.97    $    59.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       (.05)         (.03)         (.04)         (.09)          .12
  Net gain/(loss) on securities (both realized and unrealized)       4.36          5.46         (6.07)       (14.15)       (16.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     4.31          5.43         (6.11)       (14.24)       (16.86)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                              --            --            --            --            --
  Distributions (from capital gains)*                                  --            --            --            --         (4.58)
  Tax return of capital*                                               --            --            --            --         (1.75)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    --            --            --            --         (6.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $    25.36    $    21.05    $    15.62    $    21.73    $    35.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        20.48%        34.76%       (28.12)%      (39.59)%      (31.78)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                       $  240,418    $  204,838    $  137,089    $  169,656    $  126,135
Average Net Assets for the Period (in thousands)               $  211,792    $  167,689    $  149,682    $  146,884    $   43,775
Ratio of Gross Expenses to Average Net Assets(3)                     0.91%         0.92%         0.92%         0.92%         0.92%
Ratio of Net Expenses to Average Net Assets                          0.91%         0.92%         0.92%         0.92%         0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets         (0.28)%       (0.35)%       (0.32)%       (0.48)%       (0.65)%
Portfolio Turnover Rate                                                25%           36%           63%           99%           82%

*     See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Russell Midcap(R) Growth Index   Consists of stocks from the Russell MidCap(R)
                                 Index with a greater-than-average growth orientation. The Russell MidCap(R) Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

S&P MidCap 400 Index             Is an unmanaged group of 400 domestic stocks
                                 chosen for their market size, liquidity and industry group representation.

ADR                              American Depositary Receipt

New York Shares                  Securities of foreign companies trading on the
                                 New York Stock Exchange

PLC                              Public Limited Company

*     Non-income-producing security.
# Loaned security, a portion or all of the security is on loan at December 31, 2004.
+ The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                       Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                               $166,579,774
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  12

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that


13 Janus Aspen Series December 31, 2004 complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                    Value at
Portfolio                                                         December 31,
                                                                     2004
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                              $162,707,202
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                             Cash Collateral at
Portfolio                                                       December 31,
                                                                    2004
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                            $166,579,774
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested into the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.


                                       Janus Aspen Series  December 31, 2004  14

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                    DST Securities, Inc.           Portfolio Expense         DST Systems
Portfolio                                             Commissions Paid                 Reduction                Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                         $--                          $--                   $2,147
------------------------------------------------------------------------------------------------------------------------------------


15  Janus Aspen Series  December 31, 2004

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                        Undistributed    Undistributed                        Post     Other Book       Net Tax
                                           Ordinary        Long-Term       Accumulated      October      to Tax      Appreciation/
Portfolio                                   Income           Gains       Capital Losses     Deferral   Differences   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio         $--              $--       $(2,311,938,049)      $--         $--         $483,422,828
------------------------------------------------------------------------------------------------------------------------------------

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                                        December 31, 2009      December 31, 2010     December 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                              $(1,490,524,076)        $(797,285,519)         $(24,128,454)
------------------------------------------------------------------------------------------------------------------------------------

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                        Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                                $116,394,372
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                   Federal Tax           Unrealized          Unrealized
Portfolio                                                             Cost              Appreciation       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                             $1,136,418,429         $502,469,335        $(19,046,507)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                         Distributions
For the fiscal year ended December 31, 2004         -----------------------------------------------------
                                                    From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains        Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                     $--                   $--               $--          $(1,380,578)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Distributions
For the fiscal year ended December 31, 2003         -----------------------------------------------------
                                                    From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains        Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio                     $--                   $--               $--          $(2,134,713)
------------------------------------------------------------------------------------------------------------------------------------


17  Janus Aspen Series  December 31, 2004

4. CAPITAL SHARE TRANSACTIONS

                                                                Janus Aspen
                                                               Mid Cap Growth
For the fiscal year ended December 31                             Portfolio
(all numbers in thousands)                                      2004       2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                  2,862     12,698
  Reinvested dividends and distributions                          --         --
  Shares Repurchased                                         (33,274)   (19,248)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions        (30,412)    (6,550)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       77,069     83,619
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                             46,657     77,069
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                  2,764      3,659
  Reinvested dividends and distributions                          --         --
  Shares Repurchased                                          (3,014)    (2,707)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           (250)       952
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                        9,730      8,778
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              9,480      9,730
--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004
                                                                                     Purchase of Long-       Proceeds from Sales
                                             Purchase of    Proceeds from Sales    Term U.S. Government       of Long-Term U.S.
Portfolio                                    Securities        of Securities            Obligations         Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio        $440,872,227      $1,110,777,068               $--                        $--
------------------------------------------------------------------------------------------------------------------------------------

6. SUBSEQUENT EVENT

On July 29, 2004, Janus Capital Group Inc. announced that a client of Janus Capital intends to redeem funds totaling approximately $4.7 billion. The majority of the assets to be redeemed are in the Institutional Share class of the Trust. As of December 31, 2004, 23% of the Portfolio participated in a redemption "in kind" with the client. It is anticipated during April 2005, an additional 44% will be redeemed by the client. Janus Capital is working with the client to transfer the redeeming assets "in kind" to assist the Portfolio's manager in limiting the disruption to the Portfolio.

7. RESTATEMENT

Janus Aspen Mid Cap Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                          As Previously
                                                                             Reported           Adjustment           As Restated
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares

 Net investment income/(loss) per share                                         $0.80              $(0.79)              $ 0.01
 Net gain/(loss) on securities (both realized and unrealized) per share         $4.76              $ 0.79               $ 5.55
 Ratio of Net Investment Income/(Loss) to Average Net Assets                     4.09%              (4.20)%              (0.11)%

Service Shares

 Net investment income/(loss) per share                                         $0.29              $(0.32)              $(0.03)
 Net gain/(loss) on securities (both realized and unrealized) per share         $5.14              $ 0.32               $ 5.46
 Ratio of Net Investment Income/(Loss) to Average Net Assets                     1.54%              (1.89)%              (0.35)%


                                       Janus Aspen Series  December 31, 2004  18

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jonathan D. Coleman       Executive Vice President and Portfolio     2/02-Present            Vice President of Janus Capital and
151 Detroit Street        Manager Mid Cap Growth Portfolio                                   Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts. Formerly, Analyst (1994-
Age 33                                                                                       1997 and 2000-2002) for Janus
                                                                                             Capital Corporation.

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement..


27  Janus Aspen Series  December 31, 2004

Notes







                                       Janus Aspen Series  December 31, 2004  28

Notes






29  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  30

Notes








31  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-702 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Mid Cap Value Portfolio

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ..................  2
Statement of Assets and Liabilities .........................................  8
Statement of Operations .....................................................  9
Statements of Changes in Net Assets ......................................... 10
Financial Highlights ........................................................ 11
Notes to Schedule of Investments ............................................ 12
Notes to Financial Statements ............................................... 13
Report of Independent Registered Public Accounting Firm ..................... 20
Additional Information ...................................................... 21
Explanations of Charts, Tables and Financial Statements ..................... 22
Designation Requirements .................................................... 24
Trustees and Officers ....................................................... 25

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only) and (2) ongoing costs, including management fees; services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Mid Cap Value Portfolio
(unaudited)

                                                                      Managed by
                                                        Perkins, Wolf, McDonnell
                                                                and Company, LLC

================================================================================
Portfolio Strategy

This diversified portfolio buys stocks of mid-sized, undervalued companies that offer catalysts for improvement. The focus is on investing in those companies believed to have favorable reward to risk profiles.
================================================================================

Performance Overview

During the 12 months ended December 31, 2004, Janus Aspen Mid Cap Value Portfolio gained, returning 18.19% for its Institutional Shares and 17.79% for its Service Shares. This compares to a 23.71% gain for the Portfolio's benchmark, the Russell Midcap(R) Value Index and a 20.22% gain for the Russell Midcap(R) Index.

Most of the shortfall in performance can be attributed to our above-average cash position. We also suffered from weak results posted by a number of the Portfolio's technology-related holdings compared to the performance of those held in the Index. By contrast, our stock picks within the energy sector outperformed those held in the Index. We held a considerably larger weighting than the Index in this sector, which was an area of strength in the market during the period.

Strategy in this Environment

We continue to utilize our flexible charter to invest across a wide range of capitalizations and industries, seeking value wherever we find it. Our emphasis remains on finding shares with attractive risk/reward profiles that are selling at a discount to what we deem their true worth. We believe the differential in valuation between large and small cap, and value and growth has diminished, so at the margin, we are finding increasing opportunities in the larger mid caps, as well as out-of-favor growth stocks.

Portfolio Composition

Approximately 89.2% of the Portfolio's total net assets were invested in stocks as of December 31, 2004, while another 10.8% remained in cash. Our cash reserves reflect our risk sensitivity, our cautious market outlook, and the relative scarcity of investment opportunities that meet our standards. The Portfolio's top 10 equity holdings accounted for 14.6% of its total net assets as of December 31, 2004.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2004    December 31, 2003
Berkshire Hathaway, Inc. - Class B              2.5%                 3.3%
Laidlaw International, Inc.                     1.5%                   0%
PNC Bank Corp.                                  1.4%                 0.9%
Lubrizol Corp.                                  1.4%                 0.9%
Old Republic  International Corp.               1.4%                 0.9%
Omnicare, Inc.                                  1.4%                 1.1%
Independence Community Bank Corp.               1.3%                  --
State Street Corp.                              1.3%                  --
CenturyTel, Inc.                                1.2%                  --
Washington Federal, Inc.                        1.2%                 1.6%

Growth Sectors Such as Healthcare and Technology Were Generally Weak Performers

We had been net sellers of technology stocks as they strengthened through the first calendar quarter. However, in the latter part of the year, our technology exposure worked against us, as a number of hardware companies such as Maxtor, 3Comm and Pinnacle Systems dropped after reporting disappointing earnings. The impact of these losses was mitigated by maintaining smaller positions in these riskier issues.

Although we had positive returns from the healthcare sector, over the full year our overweighted position in these out-of-favor growth stocks underperformed the index. We eliminated a small position in Odyssey Healthcare, which had a significant operational disappointment. Hillenbrand also suffered from a less substantial shortfall, but continues to have sound financials.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Strong Performers Included Companies that Received Acquisition Bids

Although one can certainly speculate as to whether a company is a buyout candidate, it's never a sure thing. Our philosophy is that if the market is not valuing a company appropriately, other corporations often will. Validation of this philosophy is apparent in the amount of merger and acquisition activity in the Portfolio. In most recent years, 5% to 10% of the Portfolio's assets have received acquisition bids. As the economy continues to move ahead and corporate confidence increases, we expect to see a continuation in this trend.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                  Janus Aspen      Russell
                                                Mid Cap Value     MidCap(R)
                                                  Portfolio      Value Index
                                                  ---------      -----------
Savings/Loan/Thrifts                                 5.1%           1.2%
Oil Companies - Exploration and Production           5.1%           2.5%
Reinsurance                                          3.8%           0.1%
Telephone - Integrated                               2.7%           1.2%
Electronic Components - Semiconductors               2.4%           0.7%

We had nine stocks that benefited from acquisition bids this year, including Tom Brown, our largest energy holding and the Portfolio's top contributor. This natural gas exploration and production company gained considerably on news that it was being acquired by Canada-based EnCana. We were also rewarded by our investment in Province Healthcare, a healthcare facilities company being purchased by Lifepoint Hospitals at a significant premium to what we paid for it. Our confidence in Greenpoint Financial was affirmed when the bank received a buyout offer that was more than 30% above our original purchase price. Finally, toward the end of the year, our recently purchased position in Veritas Software had significant appreciation as a result of Symantec's bid for the stock. While acquisition activity is unpredictable, we believe it will continue to enhance the Portfolio's returns.

Not all of our strong performers were acquisition candidates. We also enjoyed sizable returns from EOG Resources and several other oil producers benefiting from high oil prices. We trimmed a number of these holdings when they reached our price targets, deploying the proceeds to several other energy-related companies we view as attractively priced, high-quality businesses. These included BJ Services and Unocal. A number of cyclical shares rewarded us with strong earnings reports and robust stock performance. Standouts included mining equipment manufacturer Joy Global and WW Grainger, a leading provider of maintenance and repair machines. We continued to take gains in these stocks, trimming them as they approached our price targets. Genuine Parts Company also contributed strongly to our results. Genuine Parts, a distributor of automotive and industrial replacement parts, continues to deliver consistent growth, backed by an exceptional balance sheet and a generous, expanding dividend.

Investment Strategy

With valuations near historic highs, we have found it increasingly difficult to find attractive risk/reward situations to replace the holdings that have met our expectations. We are also concerned that earnings comparisons will become more difficult as fiscal and monetary policy will be less stimulative in the future, and that the geopolitical situation will remain volatile. Given this outlook, we would prefer to remain patient, waiting for opportunities to emerge. Consequently, we may continue to hold a higher cash position than we otherwise might. Although this may dampen our ability to capitalize on short-term market upswings, we are more concerned about not suffering outsized losses in a market decline. We are confident that, over time, our longer-term focus should continue to deliver above-average returns relative to our benchmark.

Thank you for your continued investment in Janus Aspen Mid Cap Value Portfolio.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                          Janus Aspen Mid Cap     Russell Midcap(R)
                            Value Portfolio         Value Index
                           - Institutional            Shares
                          -------------------     -----------------
12/31/2002*                    $10,000               $10,000
01/31/2003                     $ 9,530               $ 9,723
02/28/2003                     $ 9,370               $ 9,562
03/31/2003                     $ 9,400               $ 9,594
04/30/2003                     $10,040               $10,324
05/31/2003                     $10,960               $11,233
06/30/2003                     $11,020               $11,311
07/31/2003                     $11,400               $11,663
08/31/2003                     $11,950               $12,077
09/30/2003                     $11,710               $11,983
10/31/2003                     $12,530               $12,863
11/30/2003                     $12,930               $13,235
12/31/2003                     $13,614               $13,807
 1/31/2004                     $13,964               $14,171
 2/29/2004                     $14,334               $14,521
 3/31/2004                     $14,384               $14,545
 4/30/2004                     $14,024               $13,930
 5/31/2004                     $14,284               $14,287
 6/30/2004                     $14,754               $14,797
 7/31/2004                     $14,165               $14,396
 8/31/2004                     $14,144               $14,628
 9/30/2004                     $14,537               $15,053
10/31/2004                     $14,744               $15,402
11/30/2004                     $15,581               $16,442
12/31/2004                     $16,037               $17,080

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------

                                                             One        Since
                                                             Year     Inception*
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio -
Institutional Shares#                                       18.19%     26.64%
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio -
Service Shares                                              17.79%     26.64%
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index                               23.71%     30.69%
--------------------------------------------------------------------------------
Russell Midcap(R) Index                                     20.22%     29.76%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional Shares
based on total returns for Variable Annuity
Mid-Cap Value Funds                                         28/53      31/52
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Janus Aspen Mid Cap Value Portfolio - Institutional Shares for periods prior to May 1, 2003 are derived from the historical performance of its Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - December 31, 2002

#     Institutional Shares inception date - May 1, 2003

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                              Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - Institutional Shares              (7/1/04)                    (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000.00                     $1,089.00                        $5.36
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                         $1,000.00                     $1,020.01                        $5.18
------------------------------------------------------------------------------------------------------------------------------------

                                              Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - Service Shares                     (7/1/04)                    (12/31/04)                  (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000.00                     $1,087.60                        $7.19
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                         $1,000.00                     $1,018.25                        $6.95
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.02% for Institutional Shares and 1.37% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers, total returns would have been lower.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

There is no assurance that the investment process will consistently lead to successful investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                            Value
================================================================================
Common Stock - 89.2%
Advertising Agencies - 0.8%
            4,100    Omnicom Group, Inc. ........................$      345,712
Agricultural Chemicals - 0.6%
           14,800   Agrium, Inc. (New York Shares) ..............       249,380
Automotive - Truck Parts and Equipment - Original - 1.5%
            2,700   Lear Corp. ..................................       164,727
            5,400   Magna International, Inc. - Class A
                      (New York Shares) .........................       445,770
                                                                        610,497
Brewery - 0.8%
            4,200   Adolph Coors Co. - Class B ..................       317,814
Broadcast Services and Programming - 1.2%
           44,300   Liberty Media Corp. - Class A* ..............       486,414
Building - Residential and Commercial - 1.2%
            4,600   Pulte Homes, Inc. ...........................       293,480
            3,200   Standard Pacific Corp. ......................       205,248
                                                                        498,728
Chemicals - Specialty - 1.4%
           15,800   Lubrizol Corp. ..............................       582,388
Coal - 0.5%
            5,900   Arch Coal, Inc. .............................       209,686
Commercial Banks - 0.8%
            6,900   Compass Bancshares, Inc. ....................       335,823
Commercial Services - 0.8%
           23,200   ServiceMaster Co. ...........................       319,928
Commercial Services - Finance - 0.7%
            6,100   H&R Block, Inc. .............................       298,900
Data Processing and Management - 0.3%
            3,700   VERITAS Software Corp.* .....................       105,635
Decision Support Software - 0.3%
           11,200   NetIQ Corp.* ................................       136,752
Distribution/Wholesale - 1.3%
            4,500   Genuine Parts Co. ...........................       198,270
            5,300   W.W. Grainger, Inc. .........................       353,086
                                                                        551,356
Diversified Operations - 0.8%
            5,300   Dover Corp. .................................       222,282
            7,000   Federal Signal Corp. ........................       123,620
                                                                        345,902
Diversified Operations-Commercial Services - 0.6%
           11,200   Cendant Corp. ...............................       261,856
Drug Delivery Systems - 0.3%
            6,700   Andrx Corp.* ................................       146,261
E-Commerce/Services - 0.7%
           10,700   IAC/InterActiveCorp* ........................       295,534
Electronic Components - Miscellaneous - 0.7%
           18,200   Vishay Intertechnology, Inc.* ...............       273,364
Electronic Components - Semiconductors - 2.4%
           14,800   Fairchild Semiconductor International, Inc.*        240,648
           22,800   Intersil Corp. - Class A ....................       381,672
            6,100   QLogic Corp.* ...............................       224,053
           12,700   Zoran Corp.* ................................       147,066
                                                                        993,439
Electronic Design Automation - 0.5%
           11,000   Synopsys, Inc.* .............................       215,820
Engineering - Research and Development Services - 1.1%
            9,600   Jacobs Engineering Group, Inc.* .............       458,784
Enterprise Software/Services - 0.4%
            8,500   Sybase, Inc.* ...............................       169,575
Fiduciary Banks - 1.3%
           11,000   State Street Corp. ..........................       540,320
Finance - Commercial - 0.9%
            8,200   CIT Group, Inc. .............................       375,724
Finance - Investment Bankers/Brokers - 0.5%
            2,950   Legg Mason, Inc. ............................       216,117
Food - Diversified - 0.7%
            7,600   H.J. Heinz Co. ..............................       296,324
Food - Wholesale/Distribution - 1.0%
           12,000   Supervalu, Inc. .............................       414,240
Forestry - 0.5%
            5,000   Plum Creek Timber Company, Inc. .............       192,200
Gas - Distribution - 0.5%
            7,100   ONEOK, Inc. .................................       201,782
Health Care Cost Containment - 0.6%
            7,700   McKesson Corp. ..............................       242,242
Hospital Beds and Equipment - 0.7%
            5,500   Hillenbrand Industries, Inc. ................       305,470
Hotels and Motels - 0.5%
            5,800   Fairmont Hotels & Resorts, Inc.
                      (New York Shares) .........................       200,912
Human Resources - 0.9%
            7,600   Manpower, Inc. ..............................       367,080
Industrial Gases - 0.5%
            3,700   Air Products and Chemicals, Inc. ............       214,489
Internet Applications Software - 0.3%
            9,500   Verity, Inc.* ...............................       124,640
Internet Security - 0.6%
            9,400   Check Point Software Technologies, Ltd.
                      (New York Shares)* ........................       231,522
Investment Management and Advisory Services - 2.0%
            9,400   Federated Investors, Inc. - Class B .........       285,760
            3,400   Franklin Resources, Inc. ....................       236,810
           13,100   Waddell & Reed Financial, Inc. - Class A ....       312,959
                                                                        835,529
Machinery - Construction and Mining - 0.1%
            1,400   Joy Global, Inc. ............................        60,802
Machinery - Farm - 1.1%
            6,100   Deere & Co. .................................       453,840
Medical - Biomedical and Genetic - 0.5%
            4,000   Millipore Corp.* ............................       199,240
Medical - Drugs - 0.3%
            5,700   Priority Healthcare Corp. - Class B* ........       124,089
Medical - Generic Drugs - 0.8%
           18,300   Perrigo Co. .................................       316,041


See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                           Value
================================================================================
Medical - Hospitals - 1.8%
            6,500   HCA, Inc. ...................................$      259,740
           14,500   Health Management Associates, Inc. - Class A        329,440
            5,200   LifePoint Hospitals, Inc.* ..................       181,064
                                                                        770,244
Medical - Nursing Homes - 0.8%
            9,100   Manor Care, Inc. ............................       322,413
Medical Instruments - 0.4%
            4,500   Boston Scientific Corp.* ....................       159,975
Medical Labs and Testing Services - 0.7%
            5,800   Laboratory Corporation of America Holdings* .       288,956
Medical Products - 0.9%
            5,200   Henry Schein, Inc.* .........................       362,128
Medical Sterilization Products - 1.0%
           17,300   Steris Corp.* ...............................       410,356
Multi-Line Insurance - 1.4%
           22,800   Old Republic International Corp. ............       576,840
Multimedia - 1.4%
           10,800   Belo Corp. - Class A ........................       283,392
            3,100   McGraw-Hill Companies, Inc. .................       283,774
                                                                        567,166
Networking Products - 0.7%
           21,100   Foundry Networks, Inc.* .....................       277,676
Non-Hazardous Waste Disposal - 0.6%
            7,600   Republic Services, Inc. .....................       254,904
Office Automation and Equipment - 0.4%
           10,600   Xerox Corp.* ................................       180,306
Oil - Field Services - 0.6%
            5,400   BJ Services Co. .............................       251,316
Oil and Gas Drilling - 1.9%
            3,100   Nabors Industries, Ltd.* ....................       158,999
            2,600   Noble Corp.* ................................       129,324
           10,900   Patterson-UTI Energy, Inc. ..................       212,005
            4,300   Precision Drilling Corp.* ...................       270,040
                                                                        770,368
Oil Companies - Exploration and Production - 5.1%
            5,400   Devon Energy Corp. ..........................       210,168
            8,300   Forest Oil Corp.* ...........................       263,276
            2,400   Houston Exploration Co.* ....................       135,144
            6,300   Newfield Exploration Co.* ...................       372,015
            5,300   Noble Energy, Inc. ..........................       326,798
            4,000   Patina Oil & Gas Corp. ......................       150,000
            6,800   Pioneer Natural Resources Co. ...............       238,680
            4,600   Stone Energy Corp.* .........................       207,414
            5,200   Unocal Corp. ................................       224,848
                                                                      2,128,343
Oil Field Machinery and Equipment - 1.5%
            7,900   Cooper Cameron Corp.* .......................       425,099
            5,600   FMC Technologies, Inc.* .....................       180,320
                                                                        605,419
Paper and Related Products - 1.7%
            8,855   Rayonier, Inc. ..............................       433,098
            3,700   Temple-Inland, Inc. .........................       253,080
                                                                        686,178
Pharmacy Services - 1.9%
            7,800   Accredo Health, Inc.* .......................       216,216
           16,600   Omnicare, Inc. ..............................       574,692
                                                                        790,908
Photo Equipment and Supplies - 0.5%
            6,000   Eastman Kodak Co. ...........................       193,500
Pipelines - 0.6%
            8,200   Western Gas Resources, Inc. .................       239,850
Power Converters and Power Supply Equipment - 0.5%
           10,000   American Power Conversion Corp. .............       214,000
Property and Casualty Insurance - 0.5%
            3,400   Mercury General Corp. .......................       203,728
Publishing - Newspapers - 0.9%
            8,800   Tribune Co. .................................       370,832
Publishing - Periodicals - 0.2%
            6,900   Reader's Digest Association, Inc. ...........        95,979
Radio - 0.5%
            5,600   Cox Radio, Inc. - Class A* ..................        92,288
            5,000   Westwood One, Inc.* .........................       134,650
                                                                        226,938
Reinsurance - 3.8%
              345   Berkshire Hathaway, Inc. - Class B* .........     1,012,920
            2,800   Everest Re Group, Ltd. ......................       250,768
            7,400   IPC Holdings, Ltd. ..........................       321,974
                                                                      1,585,662
REIT - Apartments - 1.0%
            6,200   Archstone-Smith Trust, Inc. .................       237,460
            4,000   Home Properties, Inc. .......................       172,000
                                                                        409,460
REIT - Office Property - 2.2%
            2,800   Alexandria Real Estate Equities, Inc. .......       208,376
            7,470   Prentiss Properties Trust ...................       285,354
           22,685   Trizec Properties, Inc. .....................       429,200
                                                                        922,930
REIT - Regional Malls - 0.7%
            4,400   Macerich Co. ................................       276,320
Retail - Apparel and Shoe - 1.1%
            9,800   AnnTaylor Stores Corp.* .....................       210,994
            9,800   Talbots, Inc. ...............................       266,854
                                                                        477,848
Retail - Auto Parts - 0.5%
            5,100   Advance Auto Parts, Inc.* ...................       222,768
Retail - Discount - 0.6%
           20,300   Big Lots, Inc.* .............................       246,239
Retail - Drug Store - 0.7%
            6,400   CVS Corp. ...................................       288,448
Retail - Restaurants - 1.5%
            6,300   Bob Evans Farms, Inc. .......................       164,682
            6,200   Brinker International, Inc.* ................       217,434
            6,200   Wendy's International, Inc. .................       243,412
                                                                        625,528
Retail - Toy Store - 0.5%
            9,890   Toys R Us, Inc.* ............................       202,448
Rubber - Tires - 0.7%
           13,400   Cooper Tire & Rubber Co. ....................       288,770


See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                            Value
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 5.1%
            6,720   Astoria Financial Corp. .....................$      268,598
           15,900   Brookline Bancorp, Inc. .....................       259,488
           13,100   Independence Community Bank Corp. ...........       557,799
            6,200   People's Bank ...............................       241,118
           15,900   Provident Financial Services, Inc. ..........       307,983
           18,600   Washington Federal, Inc. ....................       493,644
                                                                      2,128,630
Semiconductor Components/Integrated Circuits - 0.6%
           22,900   Integrated Device Technology, Inc.* .........       264,724
Steel - Producers - 0.5%
            5,400   Steel Dynamics, Inc. ........................       204,552
Super-Regional Banks - 2.0%
           10,200   PNC Bank Corp. ..............................       585,888
            3,368   SunTrust Banks, Inc. ........................       248,828
                                                                        834,716
Telephone - Integrated - 2.7%
            6,700   ALLTEL Corp. ................................       393,692
           14,300   CenturyTel, Inc. ............................       507,221
           14,385   IDT Corp.* ..................................       211,172
                                                                      1,112,085
Toys - 0.6%
           13,100   Mattel, Inc. ................................       255,319
Transportation - Railroad - 0.5%
           12,700   Kansas City Southern* .......................       225,171
Transportation - Services - 1.5%
           29,800   Laidlaw International, Inc.* ................       637,720
Transportation - Truck - 1.5%
            7,300   USF Corp. ...................................       277,035
           15,600    Werner Enterprises, Inc.                           353,184
                                                                        630,219
Wireless Equipment - 0.4%
           18,300   Wireless Facilities, Inc.* ..................       172,752
--------------------------------------------------------------------------------
Total Common Stock (cost $31,325,573)                                37,082,783
--------------------------------------------------------------------------------
Repurchase Agreement - 11.1%
       $4,600,000   Merrill Lynch & Company, Inc., 2.20%
                      dated 12/31/04, maturing 1/3/05
                      to be repurchased at $4,600,843
                      collateralized by $15,916,434
                      in U.S. Government Agencies
                      4.50% - 7.00%, 6/1/18 - 10/01/34
                      with a value of $4,692,045
                      (cost $4,600,000) .........................     4,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $35,925,573) - 100.3% .............    41,682,783
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3)% .      (119,216)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   41,563,567
--------------------------------------------------------------------------------

Summary of Investments by Country
--------------------------------------------------------------------------------
Country                               Value          % of Investment Securities
Bermuda                         $   731,741                                1.8%
Canada                            1,166,102                                2.8%
Cayman Islands                      129,324                                0.3%
Israel                              231,522                                0.5%
United States++                  39,424,094                               94.6%
--------------------------------------------------------------------------------
Total                           $41,682,783                              100.0%

++Includes Short-Term Securities (83.5% excluding Short-Term Securities)


See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                     Janus Aspen
                                                                       Mid Cap
As of December 31, 2004                                                 Value
(all numbers in thousands except net asset value per share)          Portfolio
--------------------------------------------------------------------------------
Assets:
   Investments at cost(1)                                                $35,926
   Investments at value(1)                                               $41,683
     Cash                                                                     52
     Receivables:
       Investments sold                                                      280
       Portfolio shares sold                                                  51
       Dividends                                                              38
       Interest                                                               --
     Other assets                                                              1
--------------------------------------------------------------------------------
Total Assets                                                              42,105
--------------------------------------------------------------------------------
Liabilities:
     Payables:
       Investments purchased                                                 437
       Portfolio shares repurchased                                           30
       Dividends                                                              --
       Advisory fees                                                          22
       Transfer agent fees and expenses                                        1
       Distribution fees - Service Shares                                      6
       Service fees - Service Shares                                           3
     Accrued expenses                                                         42
--------------------------------------------------------------------------------
Total Liabilities                                                            541
Net Assets                                                               $41,564
--------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in surplus)*                              $35,081
   Undistributed net investment income/(loss)*                                --
   Undistributed net realized gain/(loss) from investments
    and foreign currency transactions*                                       726
   Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                      5,757
--------------------------------------------------------------------------------
Total Net Assets                                                         $41,564
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                        $10,099
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        650
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $ 15.54
--------------------------------------------------------------------------------
Net Assets - Service Shares                                              $31,465
   Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      2,028
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $ 15.52
--------------------------------------------------------------------------------


*     See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value at December 31, 2004 include repurchase agreements of $4,600,000.


See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

                             Statement of Operations

                                                                     Janus Aspen
                                                                       Mid Cap
For the fiscal year ended December 31, 2004                              Value
(all numbers in thousands)                                            Portfolio
--------------------------------------------------------------------------------

Investment Income:
   Interest                                                             $    38
   Dividends                                                                409
   Foreign tax withheld                                                      (1)
--------------------------------------------------------------------------------
Total Investment Income                                                     446
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                            218
   Transfer agent fees and expenses                                           6
   Registration fees                                                         20
   Custodian fees                                                            15
   Systems fees                                                              19
   Printing expenses                                                         13
   Audit fees                                                                28
   Trustees' fees and expenses                                                5
   Distribution fees - Service Shares                                        64
   Service fees - Service Shares                                             26
   Other expenses                                                            19
   Non-recurring costs (Note 2)                                               1
   Costs assumed by Janus Capital Management LLC (Note 2)                    (1)
--------------------------------------------------------------------------------
Total Expenses                                                              433
Expense and Fee Offsets                                                      --
Net Expenses                                                                433
Net Investment Income/(Loss)                                                 13
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                  5,229
   Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                        611
--------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                            5,840
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 5,853
--------------------------------------------------------------------------------


See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Statement of Changes in Net Assets

                                                                           Janus Aspen
                                                                          Mid Cap Value
For the fiscal year ended December 31                                        Portfolio
(all numbers in thousands)                                               2004           2003(1)
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     13       $     41
  Net realized gain/(loss) from investment                              5,229          2,141
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      611          5,342
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         5,853          7,524
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Institutional Shares                                                 (23)           (11)
     Service Shares                                                        (6)           (24)
  Net realized gain from investment transactions*
     Institutional Shares                                                (253)            --
     Service Shares                                                      (799)            --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,081)           (35)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Institutional Shares                                               5,272          2,206
     Service Shares                                                     7,752         10,473
  Shares issued in connection with acquisition*
     Institutional Shares                                                 N/A          3,234
     Service Shares                                                       N/A         10,746
  Reinvested dividends and distributions
     Institutional Shares                                                 277             11
     Service Shares                                                       804             24
  Shares repurchased
     Institutional Shares                                              (2,664)          (718)
     Service Shares                                                    (4,347)        (3,767)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 7,094         22,209
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  11,866         29,698
Net Assets:
  Beginning of period                                                  29,698             --
-----------------------------------------------------------------------------------------------
End of period                                                        $ 41,564       $ 29,698
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                          $     --       $      7
-----------------------------------------------------------------------------------------------

*     See Notes 3 and 5 in Notes to Financial Statements.
(1) Institutional Shares fiscal period from May 1, 2003 (inception date) through December 31, 2003.


See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Financial Highlights

Institutional Shares

For a share outstanding during the                                Janus Aspen Mid Cap Value Portfolio
fiscal year or period ended December 31                                   2004              2003(1)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 13.61           $ 10.07
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .04               .03
  Net gain/(loss) on securities (both realized and unrealized)            2.39              3.54
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                          2.43              3.57
-----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                 (.04)             (.03)
  Distributions (from capital gains)*                                     (.46)               --
-----------------------------------------------------------------------------------------------------
Total Distributions                                                       (.50)             (.03)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $ 15.54           $ 13.61
-----------------------------------------------------------------------------------------------------
Total Return**                                                           18.19%            35.41%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $10,099           $ 6,070
Average Net Assets for the Period (in thousands)                       $ 8,108           $ 4,457
Ratio of Gross Expenses to Average Net Assets***(2)                       1.01%             1.25%
Ratio of Net Expenses to Average Net Assets***(2)                         1.01%             1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***            0.31%             0.46%
Portfolio Turnover Rate***                                                  92%              120%

Service Shares

For a share outstanding during the                                Janus Aspen Mid Cap Value Portfolio
fiscal year ended December 31                                             2004              2003
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 13.61           $ 10.00
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              --(3)            .02
  Net gain/(loss) on securities (both realized and unrealized)            2.37              3.60
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                          2.37              3.62
-----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   --(3)           (.01)
  Distributions (from capital gains)*                                     (.46)               --
-----------------------------------------------------------------------------------------------------
Total Distributions                                                       (.46)             (.01)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $ 15.52           $ 13.61
-----------------------------------------------------------------------------------------------------
Total Return                                                             17.79%            36.24%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $31,465           $23,628
Average Net Assets for the Period (in thousands)                       $25,782           $14,025
Ratio of Gross Expenses to Average Net Assets(2)                          1.36%             1.50%
Ratio of Net Expenses to Average Net Assets(2)                            1.36%             1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets              (0.05)%            0.20%
Portfolio Turnover Rate                                                     92%              120%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Fiscal period from May 1, 2003 (inception date) through December 31, 2003.
(2)   See Note 4 in Notes to Financial Statements.
(3) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2004.


See Notes to Financial Statements.

11  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Russell Midcap(R) Index           The Russell Midcap(R) Index measures the
                                  performance of the 800 smallest companies in the Russell 1000(R) Index.

Russell Midcap(R) Value Index     Measures the performance of those Russell
                                  MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R)
                                  Value Index.

New York Shares                   Securities of foreign companies trading on the
                                  New York Stock Exchange

REIT                              Real Estate Investment Trust

*Non-income-producing security.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                       Janus Aspen Series  December 31, 2004  12

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares, which commenced operations on May 1, 2003 and December 31, 2002, respectively. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.


13  Janus Aspen Series  December 31, 2004

Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.64%.

Perkins serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.24% of average daily net assets.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs


                                       Janus Aspen Series  December 31, 2004  14
and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                                  DST Securities, Inc.             Portfolio Expense         DST Systems
Portfolio                                           Commissions Paid                   Reduction                Costs
------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                       $ --                           $ --                  $3,506
------------------------------------------------------------------------------------------------------------------------


15  Janus Aspen Series  December 31, 2004

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                           Undistributed     Undistributed                      Post      Other Book     Net Tax
                                             Ordinary          Long-Term      Accumulated     October       to Tax    Appreciation/
Portfolio                                     Income             Gains      Capital Losses    Deferral   Differences  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio(1)      $2,820,475        $1,787,466      $(3,840,251)      $ --         $ --       $5,715,144
------------------------------------------------------------------------------------------------------------------------------------

(1)   Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio                                                      December 31, 2008       December 31, 2009     December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio(1)                            $ (811,360)             $(2,388,850)          $ (640,042)
------------------------------------------------------------------------------------------------------------------------------------

(1) Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                   Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                                $640,042
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                   Federal Tax            Unrealized           Unrealized
Portfolio                                                             Cost              Appreciation         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                                $35,967,639            $6,135,426           $(420,282)
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                          Distributions
For the fiscal year ended December 31, 2004         -----------------------------------------------------
                                                    From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains        Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                   $1,080,964               $ --              $ --             $ --
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Distributions
For the fiscal year ended December 31, 2003         -----------------------------------------------------
                                                    From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains        Capital            Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                    $35,314                 $ --              $ --             $ --
------------------------------------------------------------------------------------------------------------------------------------

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended December 31, 2003                         Institutional Shares     |      Service Shares
Portfolio                                                                    2004(1)         2003(2)   |   2004(1)      2003
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                                            1.01%           1.36%   |     1.36%     1.90%
------------------------------------------------------------------------------------------------------------------------------------

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)   Fiscal period from May 1, 2003 (inception date) through December 31, 2003.


17  Janus Aspen Series  December 31, 2004

5. PORTFOLIO ACQUISITION

Effective May 1, 2003, the Portfolio acquired all of the net assets of Janus Aspen Strategic Value Portfolio pursuant to a plan of reorganization approved by the Trustees of Janus Aspen Series and shareholders of Janus Aspen Strategic Value Portfolio. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio - Institutional Shares and the Portfolio - Service Shares in the amounts of 322,060 and 1,070,174, respectively, (valued at $3,233,854 and $10,745,815, respectively) for the 442,745 and 1,467,579 shares of Janus Aspen Strategic Value Portfolio -Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares, respectively, including $101,087 and $95,087 of unrealized depreciation. The aggregate net assets of the Portfolio - Service Shares and Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares immediately before the reorganization were $502,053, $3,233,854 and $10,745,815, respectively. The Portfolio -Institutional Shares had no assets prior to the reorganization.

6. CAPITAL SHARE TRANSACTIONS

                                                                 Janus Aspen
For the fiscal year or period ended December 31                 Mid Cap Value
(all numbers in thousands)                                        Portfolio
                                                               2004      2003(1)
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                   371       184
  Shares issued in connection with acquisition*                 N/A       322
  Reinvested dividends and distributions                         19         1
  Shares Repurchased                                           (186)      (61)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           204       446
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         446        --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                               650       446
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                   543       982
  Shares issued in connection with acquisition*                 N/A     1,070
  Reinvested dividends and distributions                         57         2
  Shares Repurchased                                           (309)     (317)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           291     1,737
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                       1,737        --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                             2,028     1,737
--------------------------------------------------------------------------------

*     See Note 5 in Notes to Financial Statements.
(1) Institutional Shares fiscal period from May 1, 2003 (inception date) through December 31, 2003. Certain amounts have been reclassified from the original presentation to conform to current year presentation..

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                      Purchase of Long-       Proceeds from Sales
                                             Purchase of     Proceeds from Sales    Term U.S. Government      of Long-Term U.S.
Portfolio                                     Securities        of Securities           Obligations         Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio          $32,066,071          $28,798,362                $ --                    $ --
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  18

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Janus Aspen Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio                           98%
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  28

Notes











29  Janus Aspen Series  December 31, 2004

Notes











                                       Janus Aspen Series  December 31, 2004  30

Notes











31  Janus Aspen Series  December 31, 2004

Notes











                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-719 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Money Market Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Schedule of Investments ...................................................    3
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statements of Changes in Net Assets .......................................    6
Financial Highlights ......................................................    7
Notes to Schedule of Investments ..........................................    8
Notes to Financial Statements .............................................    9
Report of Independent Registered Public Accounting Firm ...................   14
Additional Information ....................................................   15
Explanations of Charts, Tables and Financial Statements ...................   16
Trustees and Officers .....................................................   18

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Money Market Portfolio
(unaudited)

                                                               Portfolio Manager
                                                                 Eric Thorderson

Average Annual Total Return

For the Periods Ended December 31, 2004
--------------------------------------------------------------------------------
Institutional Shares
   1 Year                                                                 1.09%
   5 Year                                                                 2.80%
   Since Inception (May 1, 1995)                                          3.94%
--------------------------------------------------------------------------------
Service Shares
   1 Year                                                                 0.83%
   5 Year                                                                 2.53%
   Since Inception                                                        3.70%
--------------------------------------------------------------------------------
Seven-Day Current Yield
  Institutional Shares:
    With Reimbursement                                                    1.99%
    Without Reimbursement                                                 1.38%
  Service Shares:
    With Reimbursement                                                    1.77%
    Without Reimbursement                                                 0.98%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for current month end performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Total return includes reinvestment of dividends and capital gains.

Portfolio Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your portfolio and allow you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                  Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Institutional Shares                    (7/1/04)                 (12/31/04)                (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                 $1,007.20                      $2.52
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                 $1,022.62                      $2.54
------------------------------------------------------------------------------------------------------------------------------------

                                                  Beginning Account Value     Ending Account Value     Expenses Paid During Period
Expense Example - Service Shares                          (7/1/04)                 (12/31/04)                (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                 $1,006.00                      $3.78
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                 $1,021.37                      $3.81
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares and 0.75% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of the Money Market Portfolio than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the level indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Money Market Portfolio

Schedule of Investments
As of December 31, 2004

Principal Amount                                                         Value
================================================================================
Commercial Paper - 12.3%
          $500,000   Check Point Charlie, Inc.
                       2.38%, 2/1/05 (Section 4(2)) .................$   498,975
           500,000   La Fayette Asset Securitization LLC
                       2.35%, 1/11/05 (Section 4(2)) ................    499,674
           500,000   Rhineland Funding Capital Corp.
                       2.38%, 2/2/05 (Section 4(2)) .................    498,942
--------------------------------------------------------------------------------
Total Commercial Paper (cost $1,497,591) ............................  1,497,591
--------------------------------------------------------------------------------
Repurchase Agreement - 16.5%
         2,000,000   Citigroup Global Markets, Inc., 2.353%
                       dated 12/31/04, maturing 1/3/05
                       to be repurchased at $2,000,392
                       collateralized by $5,826,422
                       in U.S. Government Agencies
                       0% - 8.50%, 9/1/08 - 7/1/39
                       with a value of $2,061,302
                       (cost $2,000,000) ............................  2,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 67.6%
           400,000   Anaheim California Housing Authority
                       Multifamily Housing Revenue
                       (Cobblestone), 2.53%, 3/15/33 ................    400,000
           900,000   Arapahoe County, Colorado, Industrial
                       Development Revenue, (Cottrell)
                       Series B, 2.59%, 10/1/19 .....................    900,000
           100,000   Bridgeton, Missouri Industrial
                       Development Authority Industrial Revenue
                       (Gold Dust Project), Series B
                       2.95%, 3/1/21 ................................    100,000
         1,000,000   California Infrastructure and Economic
                       Development, (International Raisins Project)
                       Series B, 2.55%, 11/1/20 .....................  1,000,000
           451,800   Campus Research Corp.
                       2.67%, 12/21/05 ..............................    451,800
           100,000   Colorado Housing and Finance Authority
                       Economic Development Revenue
                       (De La Cruz Project), Series B
                       2.59%, 10/1/05 ...............................    100,000
         1,510,000   Cunat Capital Corp.
                       Series 1998-A, 2.66%, 12/1/28 ................  1,510,000
         1,810,000   Medical Properties, Inc., North Dakota
                       (Dakota Clinic Project), 2.51%, 12/22/24 .....  1,810,000
           545,000   Ohio State Higher Education Facilities
                       Revenue, (Columbus College Project)
                       Series 2003A, 2.50%, 9/1/07 ..................    545,000
         1,370,000   Post Properties, Ltd.
                       Series 2000, 2.49%, 7/1/20 ...................  1,370,000
            30,000   Watertown Crossing LLC
                       2.57%, 5/1/27 ................................     30,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $8,216,800) ..........  8,216,800
--------------------------------------------------------------------------------
Total Investments (total cost $11,714,391) - 96.4% ..................$11,714,391
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.6% .......    434,291
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$12,148,682
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.


3  Janus Aspen Series  December 31, 2004

Statement of Assets and Liabilities

                                                                     Janus Aspen
                                                                        Money
As of December 31, 2004                                                 Market
(all numbers in thousands except net asset value per share)           Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $ 11,714
  Investments at value                                                 $ 11,714
    Cash                                                                     64
    Receivables:
       Portfolio shares sold                                                390
       Interest                                                              23
       Due from Adviser                                                       6
    Other assets                                                             --
--------------------------------------------------------------------------------
Total Assets                                                             12,197
--------------------------------------------------------------------------------
Liabilities:
    Payables:
       Dividends                                                             --
       Advisory fees                                                          3
       Transfer agent fees and expenses                                       1
       Distribution fees - Service Shares                                    --
    Accrued expenses                                                         44
--------------------------------------------------------------------------------
Total Liabilities                                                            48
Net Assets                                                             $ 12,149
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $ 12,149
  Undistributed net investment income/(loss)*                                 3
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                        (3)
--------------------------------------------------------------------------------
Total Net Assets                                                       $ 12,149
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                      $ 12,138
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)     12,138
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $   1.00
--------------------------------------------------------------------------------
Net Assets - Service Shares                                            $     11
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         11
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $   1.00
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


Janus Aspen Series  December 31, 2004  4

Statement of Operations

                                                                     Janus Aspen
                                                                        Money
For the fiscal year ended December 31, 2004                             Market
(all numbers in thousands)                                            Portfolio
--------------------------------------------------------------------------------
Investment Income:
   Interest                                                               $ 221
--------------------------------------------------------------------------------
Total Investment Income                                                     221
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             36
   Transfer agent fees and expenses                                           3
   Registration fees                                                         41
   Custodian fees                                                             7
   System fees                                                               17
   Printing expense                                                           9
   Legal fees                                                                 8
   Audit fees                                                                12
   Trustees fees and expenses                                                 8
   Distribution fees - Service Shares                                        --
   Other expenses                                                            --
   Non-recurring costs (Note 2)                                              --
   Costs assumed by Janus Capital Management LLC (Note 2)                    --
--------------------------------------------------------------------------------
Total Expenses                                                              141
Less: Excess Expense Reimbursement                                          (69)
Net Expenses after Expense Reimbursement                                     72
Net Investment Income/(Loss)                                                149
--------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                     --
--------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments                                      --
Net Increase/(Decrease) in Net Assets Resulting from Operations           $ 149
--------------------------------------------------------------------------------

See Notes to Financial Statements.


5  Janus Aspen Series  December 31, 2004

Statement of Changes in Net Assets

                                                                        Janus Aspen
                                                                        Money Market
For the fiscal year ended December 31                                    Portfolio
(all numbers in thousands)                                             2004         2003
-----------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     149    $     272
  Net realized gain/(loss) from investment                               --            1
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         149          273
-----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Institutional Shares                                              (149)        (272)
     Service Shares                                                      --           --
  Net realized gain from investment transactions*
     Institutional Shares                                                --           (1)
     Service Shares                                                      --           --
-----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (149)        (273)
-----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Institutional Shares                                             7,509       57,605
     Service Shares                                                      --           --
  Reinvested dividends and distributions
     Institutional Shares                                               149          253
     Service Shares                                                      --           --
  Shares repurchased
     Institutional Shares                                           (16,281)    (110,499)
     Service Shares                                                      --           --
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (8,623)     (52,641)
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (8,623)     (52,641)
Net Assets:
  Beginning of period                                                20,772       73,413
-----------------------------------------------------------------------------------------
End of period                                                     $  12,149    $  20,772
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $       3    $       3
-----------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Financial Highlights

Institutional Shares

For a share outstanding during the                                       Janus Aspen Money Market Portfolio
fiscal year ended December 31                                    2004        2003        2002         2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  1.00     $  1.00     $  1.00     $   1.00     $  1.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01         .01         .02          .04         .06
  Net gain/(loss) on securities                                    --(1)       --(1)       --           --          --
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01         .01         .02          .04         .06
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        (.01)       (.01)       (.02)        (.04)       (.06)
  Distributions (from capital gains)*                              --(1)       --(1)       --           --          --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.01)       (.01)       (.02)        (.04)       (.06)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  1.00     $  1.00     $  1.00     $   1.00     $  1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return                                                     1.09%       0.86%       1.63%        4.22%       6.29%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $12,138     $20,761     $73,402     $100,231     $70,808
Average Net Assets for the Period (in thousands)              $14,396     $31,124     $93,310     $ 96,524     $64,491
Ratio of Gross Expenses to Average Net Assets(2)                 0.50%       0.50%       0.39%        0.34%       0.36%
Ratio of Net Expenses to Average Net Assets(2)                   0.50%       0.50%       0.39%        0.34%       0.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets      1.04%       0.87%       1.63%        4.07%       6.13%

Service Shares

For a share outstanding during the                                       Janus Aspen Money Market Portfolio
fiscal year ended December 31                                    2004        2003        2002         2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  1.00     $  1.00     $  1.00     $   1.00     $  1.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    .01         .01         .01          .04         .06
  Net gain/(loss) on securities                                    --(1)       --(1)       --           --          --
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  .01         .01         .01          .04         .06
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        (.01)       (.01)       (.01)        (.04)       (.06)
  Distributions (from capital gains)*                              --(1)       --(1)       --           --          --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.01)       (.01)       (.01)        (.04)       (.06)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  1.00     $  1.00     $  1.00     $   1.00     $  1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return                                                     0.83%       0.59%       1.36%        3.97%       6.03%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $    11     $    11     $    11     $     11     $    10
Average Net Assets for the Period (in thousands)              $    11     $    11     $    11     $     11     $    10
Ratio of Gross Expenses to Average Net Assets(2)                 0.75%       0.77%       0.66%        0.59%       0.61%
Ratio of Net Expenses to Average Net Assets(2)                   0.75%       0.77%       0.66%        0.59%       0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets      0.82%       0.59%       1.35%        3.91%       5.84%

*     See Note 3 in Notes to Financial Statements.
(1) Net gain/(loss) on securities and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2004.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                        Janus Aspen Series  December 31, 2004  8

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities held by the Portfolio are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Portfolio's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio's Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.


9  Janus Aspen Series  December 31, 2004

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.50% of the Portfolio's respective average daily net assets until May 1, 2006.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets. The advisory fee is calculated daily and paid monthly.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.


                                       Janus Aspen Series  December 31, 2004  10

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST.

As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

Portfolio                                            DST Securities, Inc.             Portfolio Expense          DST Systems
                                                      Commissions Paid                   Reduction                  Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                          $--                             $--                    $1,729
------------------------------------------------------------------------------------------------------------------------------------

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

                                                                                    Accumulated                  Federal Tax
Portfolio                                                                          Capital Losses                   Cost
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                                                      $--                      $11,714,391
------------------------------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                          Distributions
For the fiscal year ended December 31, 2004         ------------------------------------------------------
                                                    From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains         Capital           Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                     $149,340                $--                $--             $--
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Distributions
For the fiscal year ended December 31, 2003         ------------------------------------------------------
                                                    From Ordinary        From Long-Term     Tax Return of    Net Investment
Portfolio                                               Income            Capital Gains         Capital           Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                     $272,728                $--                $--             $--
------------------------------------------------------------------------------------------------------------------------------------


11  Janus Aspen Series  December 31, 2004

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31                    Institutional Shares            |            Service Shares
Portfolio                                        2004(1)   2003     2002    2001    2000  | 2004(1)    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                 0.98%   0.78%   0.39%   0.34%   0.36%  |   1.24%   1.07%   0.66%   0.59%   0.61%
------------------------------------------------------------------------------------------------------------------------------------

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS
                                                              Janus Aspen
                                                              Money Market
For the fiscal year ended December 31                           Portfolio
(all numbers in thousands)                                    2004        2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                7,509      57,605
  Reinvested dividends and distributions                       149         253
  Shares Repurchased                                       (16,281)   (110,499)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions       (8,623)    (52,641)
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     20,761      73,402
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                           12,138      20,761
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                   --          --
  Reinvested dividends and distributions                        --          --
  Shares Repurchased                                            --          --
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           --          --
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         11          11
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                               11          11
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  12

6. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


13  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Money Market Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  14

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


15  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. Portfolio securities are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, titled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.


                                       Janus Aspen Series  December 31, 2004  16

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.


17  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  18

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


19  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
J. Eric Thorderson        Executive Vice President and Portfolio     1/01-Present            Vice President of Janus Capital and
151 Detroit Street        Manager Money Market Portfolio                                     Portfolio Manager for other Janus
Denver, CO 80206                                                                             accounts. Formerly, Senior Analyst
Age 46                                                                                       (1996-1999) for Janus Capital
                                                                                             Corporation.

Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  20

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


21  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  22

Notes









23  Janus Aspen Series  December 31, 2004

Notes













                                       Janus Aspen Series  December 31, 2004  24

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-708 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Risk-Managed Core Portfolio

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ................    2
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Financial Highlights ......................................................   12
Notes to Schedule of Investments ..........................................   13
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
Explanations of Charts, Tables and Financial Statements ...................   22
Designation Requirements ..................................................   24
Trustees and Officers .....................................................   25

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Risk-Managed Core Portfolio
(unaudited)
                                                               Managed by INTECH

================================================================================
Portfolio Strategy

This diversified portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
================================================================================

Performance Overview

For the 12 months ended December 31, 2004, Janus Aspen Risk-Managed Core Portfolio returned 17.55% This compares to a 10.88% return posted by the S&P 500(R) Index, the Portfolio's benchmark.

Investment Strategy in this Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to actively participate in the market's upside without increasing risk along the way.

The Portfolio's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500(R) Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the portfolio more efficient than the index, without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500(R) Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three-to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen Risk-Managed Core Portfolio.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------

                                         December 31, 2004     December 31, 2003
Exxon Mobil Corp.                                1.8%                 1.5%
Pfizer, Inc.                                     1.3%                 1.3%
General Electric Co.                             1.2%                 1.7%
Bank of America Corp.                            1.2%                 1.1%
Burlington Resources, Inc.                       1.2%                 0.5%
Loews Corp.                                      1.1%                  --
Avon Products, Inc.                              1.1%                 0.6%
Zimmer Holdings, Inc.                            1.0%                 0.7%
St. Jude Medical, Inc.                           1.0%                 0.9%
eBay, Inc.                                       1.0%                 1.7%

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                     Janus Aspen
                                                    Risk-Managed      S&P 500(R)
                                                   Core Portfolio       Index
                                                   --------------       -----
Electric - Integrated                                    5.7%           2.7%
Oil Companies - Integrated                               5.1%           4.8%
Diversified Operations                                   5.9%           5.1%
Medical Products                                         4.2%           2.4%
Oil Companies - Exploration and Production               3.8%           0.9%


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Risk-Managed Core Portfolio
(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                                 Janus Aspen
                                 Risk-Managed
                               Core Portfolio -            S&P 500(R)
                                Service Shares               Index
                                   -------                  -------
  1/2/2003*                        $10,000                  $10,000
01/31/2003                         $ 9,550                  $ 9,424
02/28/2003                         $ 9,450                  $ 9,283
03/31/2003                         $ 9,540                  $ 9,373
04/30/2003                         $10,170                  $10,145
05/31/2003                         $10,700                  $10,679
06/30/2003                         $10,790                  $10,816
07/31/2003                         $10,910                  $11,006
08/31/2003                         $11,170                  $11,221
09/30/2003                         $11,110                  $11,102
10/31/2003                         $11,840                  $11,730
11/30/2003                         $12,010                  $11,833
12/31/2003                         $12,499                  $12,454
 1/31/2004                         $12,759                  $12,682
 2/29/2004                         $13,050                  $12,859
 3/31/2004                         $13,120                  $12,665
 4/30/2004                         $12,789                  $12,466
 5/31/2004                         $13,009                  $12,637
 6/30/2004                         $13,390                  $12,883
 7/31/2004                         $12,937                  $12,456
 8/31/2004                         $12,947                  $12,507
 9/30/2004                         $13,410                  $12,642
10/31/2004                         $13,571                  $12,835
11/30/2004                         $14,297                  $13,355
12/31/2004                         $14,682                  $13,809

Average Annual Total Return - for the periods ended December 31, 2004

--------------------------------------------------------------------------------
                                                  One Year      Since Inception*
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio
- Service Shares                                    17.55%            21.23%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    10.88%            17.56%
--------------------------------------------------------------------------------
Lipper Ranking - based on total returns for
Variable Annuity Multi-Cap Core Funds               9/139            36/129
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - January 2, 2003

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)                    (12/31/04)                   (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                     $1,097.30                        $7.38
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                     $1,018.10                        $7.10
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective May 1, 2004, Janus Aspen Risk-Managed Large Cap Core Portfolio changed its name to Janus Aspen Risk-Managed Core Portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.


3  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 99.5%
Aerospace and Defense - 1.8%
            1,500   Boeing Co. ..................................$       77,655
              300   General Dynamics Corp. ......................        31,380
              400   Lockheed Martin Corp. .......................        22,220
            1,000   Northrop Grumman Corp. ......................        54,360
            3,600   Raytheon Co. ................................       139,788
            1,200   Rockwell Collins, Inc. ......................        47,328
                                                                        372,731
Aerospace and Defense - Equipment - 0.2%
              400   B.F. Goodrich Co. ...........................        13,056
              200   United Technologies Corp. ...................        20,670
                                                                         33,726
Agricultural Operations - 1.2%
            4,100   Archer-Daniels-Midland Co. ..................        91,471
            3,000   Monsanto Co. ................................       166,650
                                                                        258,121
Apparel Manufacturers - 0.3%
              100   Jones Apparel Group, Inc. ...................         3,657
              100   Liz Claiborne, Inc. .........................         4,221
              800   V. F. Corp. .................................        44,304
                                                                         52,182
Applications Software - 0.5%
            3,600   Microsoft Corp. .............................        96,156
            1,400   Siebel Systems, Inc.* .......................        14,700
                                                                        110,856
Athletic Footwear - 0.3%
              700   NIKE, Inc. - Class B ........................        63,483
Automotive - Cars and Light Trucks - 0%
              400   Ford Motor Co. ..............................         5,856
              100   General Motors Corp. ........................         4,006
                                                                          9,862
Automotive - Medium and Heavy Duty Trucks - 0.1%
              300   PACCAR, Inc. ................................        24,144
Automotive - Truck Parts and Equipment - Original - 0.1%
              100   Johnson Controls, Inc. ......................         6,344
              500   Visteon Corp. ...............................         4,885
                                                                         11,229
Beverages - Non-Alcoholic - 1.5%
              600   Coca-Cola Co. ...............................        24,978
            5,600   Coca-Cola Enterprises, Inc. .................       116,760
            3,400   Pepsi Bottling Group, Inc. ..................        91,936
            1,600   PepsiCo, Inc. ...............................        83,520
                                                                        317,194
Beverages - Wine and Spirits - 0.2%
              900   Brown-Forman Corp. - Class B ................        43,812
Brewery - 0.3%
              600   Adolph Coors Co. - Class B ..................        45,402
              500   Anheuser-Busch Companies, Inc. ..............        25,365
                                                                         70,767
Building - Residential and Commercial - 0.1%
              200   Centex Corp. ................................        11,916
              100   Pulte Homes, Inc. ...........................         6,380
                                                                         18,296
Building and Construction Products - Miscellaneous - 0.2%
            1,200   Masco Corp. .................................        43,836
Building Products - Air and Heating - 0.4%
            2,200   American Standard Companies, Inc.* ..........        90,904
Casino Hotels - 0.1%
              200   Harrah's Entertainment, Inc. ................        13,378
Casino Services - 0.3%
            1,600   International Game Technology ...............        55,008
Cellular Telecommunications - 0.2%
            1,600   Nextel Communications, Inc. - Class A* ......        48,000
Chemicals - Specialty - 1.1%
            1,300   Ashland, Inc. ...............................        75,894
            1,300   Eastman Chemical Co. ........................        75,049
            1,700   Ecolab, Inc. ................................        59,721
            1,500   Hercules, Inc. ..............................        22,275
                                                                        232,939
Coatings and Paint Products - 0.4%
            1,800   Sherwin-Williams Co. ........................        80,334
Commercial Banks - 0.6%
            1,300   AmSouth Bancorporation ......................        33,670
              400   Compass Bancshares, Inc. ....................        19,468
              200   First Horizon National Corp. ................         8,622
              300   Marshall & Ilsley Corp. .....................        13,260
              900   Regions Financial Corp. .....................        32,031
              300   Zions Bancorporation ........................        20,409
                                                                        127,460
Commercial Services - Finance - 0.2%
              100   Equifax, Inc. ...............................         2,810
              400   Moody's Corp. ...............................        34,740
                                                                         37,550
Computer Aided Design - 0.6%
            3,000   Autodesk, Inc. ..............................       113,850
Computer Services - 0.2%
              100   Affiliated Computer Services, Inc. - Class A*         6,019
              600   Computer Sciences Corp.* ....................        33,822
                                                                         39,841
Computers - 0.8%
              900   Apple Computer, Inc.* .......................        57,960
            1,300   Dell, Inc.* .................................        54,782
              500   IBM Corp. ...................................        49,290
                                                                        162,032
Computers - Integrated Systems - 0.4%
            1,300   NCR Corp.* ..................................        89,999
Computers - Memory Devices - 0%
              200   Network Appliance, Inc.* ....................         6,644
Computers - Peripheral Equipment - 0.5%
            1,300   Lexmark International Group, Inc. -
                      Class A* ..................................       110,500
Consumer Products - Miscellaneous - 1.2%
            1,600   Clorox Co. ..................................        94,288
              800   Fortune Brands, Inc. ........................        61,744
            1,500   Kimberly-Clark Corp. ........................        98,715
                                                                        254,747
Containers - Metal and Glass - 0.4%
            1,800   Ball Corp. ..................................        79,164
Containers - Paper and Plastic - 0.4%
              300   Bemis Company, Inc. .........................         8,727
              700   Pactiv Corp.* ...............................        17,703
            1,100   Sealed Air Corp.* ...........................        58,597
                                                                         85,027

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Cosmetics and Toiletries - 3.0%
              950   Alberto-Culver Co. ..........................$       46,142
            5,600   Avon Products, Inc. .........................       216,720
              200   Colgate-Palmolive Co. .......................        10,232
            4,200   Gillette Co. ................................       188,076
              100   International Flavors & Fragrances, Inc. ....         4,284
            3,000   Procter & Gamble Co. ........................       165,240
                                                                        630,694
Cruise Lines - 0.3%
            1,000   Carnival Corp. (New York Shares) ............        57,630
Data Processing and Management - 1.3%
            2,200   Automatic Data Processing, Inc. .............        97,570
            4,100   First Data Corp. ............................       174,414
                                                                        271,984
Disposable Medical Products - 0.5%
            1,700   C.R. Bard, Inc. .............................       108,766
Distribution/Wholesale - 1.1%
            2,900   Genuine Parts Co. ...........................       127,774
            1,400   W.W. Grainger, Inc. .........................        93,268
                                                                        221,042
Diversified Operations - 5.1%
            1,400   3M Co. ......................................       114,898
              200   Cooper Industries, Ltd. - Class A ...........        13,578
            2,700   Danaher Corp. ...............................       155,007
              900   Eaton Corp. .................................        65,124
            6,900   General Electric Co. ........................       251,850
            2,700   Honeywell International, Inc. ...............        95,607
              400   Illinois Tool Works, Inc. ...................        37,072
              100   Ingersoll-Rand Co. - Class A ................         8,030
              600   ITT Industries, Inc. ........................        50,670
            3,000   Leggett & Platt, Inc. .......................        85,290
              100   Parker Hannifin Corp. .......................         7,574
            1,100   Textron, Inc. ...............................        81,180
            2,000   Tyco International, Ltd. (New York Shares) ..        71,480
                                                                      1,037,360
Diversified Operations-Commercial Services - 0.2%
            1,600   Cendant Corp. ...............................        37,408
E-Commerce/Services - 1.0%
            1,800   eBay, Inc.* .................................       209,304
Electric - Integrated - 5.7%
            1,700   Allegheny Energy, Inc.* .....................        33,507
            1,500   American Electric Power Company, Inc. .......        51,510
              600   Cinergy Corp. ...............................        24,978
              300   Constellation Energy Group, Inc. ............        13,113
              900   Dominion Resources, Inc. ....................        60,966
              900   DTE Energy Co. ..............................        38,817
              900   Duke Energy Corp. ...........................        22,797
            5,300   Edison International ........................       169,759
              700   Entergy Corp. ...............................        47,313
            1,200   Exelon Corp. ................................        52,884
            1,800   FirstEnergy Corp. ...........................        71,118
            6,000   PG&E Corp.* .................................       199,680
            1,500   Pinnacle West Capital Corp. .................        66,615
            1,600   Public Service Enterprise Group, Inc. .......        82,832
              200   Southern Co. ................................         6,704
            1,600   TXU Corp. ...................................       103,296
            6,700   Xcel Energy, Inc. ...........................       121,940
                                                                      1,167,829
Electronic Components - Semiconductors - 0.4%
              200   Advanced Micro Devices, Inc.* ...............         4,404
              400   Altera Corp.* ...............................         8,280
              200   Broadcom Corp. - Class A* ...................         6,456
              253   Freescale Semiconductor, Inc. - Class B* ....         4,645
              100   National Semiconductor Corp. ................         1,795
              500   NVIDIA Corp.* ...............................        11,780
              700   PMC-Sierra, Inc.* ...........................         7,875
            1,100   Xilinx, Inc. ................................        32,615
                                                                         77,850
Electronic Forms - 0.1%
              300   Adobe Systems, Inc. .........................        18,822
Electronic Measuring Instruments - 0%
              100   Agilent Technologies, Inc.* .................         2,410
              100   Tektronix, Inc. .............................         3,021
                                                                          5,431
Electronics - Military - 0.1%
              400   L-3 Communications Holdings, Inc. ...........        29,296
Engineering - Research and Development Services - 0.2%
              700   Fluor Corp. .................................        38,157
Engines - Internal Combustion - 0.2%
              500   Cummins, Inc. ...............................        41,895
Enterprise Software/Services - 0.1%
              400   BMC Software, Inc.* .........................         7,440
              700   Computer Associates International, Inc. .....        21,742
                                                                         29,182
Finance - Commercial - 0%
              200   CIT Group, Inc. .............................         9,164
Finance - Consumer Loans - 0.2%
              700   SLM Corp. ...................................        37,373
Finance - Credit Card - 0.5%
            1,500   American Express Co. ........................        84,555
              200   Capital One Financial Corp. .................        16,842
                                                                        101,397
Finance - Investment Bankers/Brokers - 1.6%
              100   Bear Stearns Companies, Inc. ................        10,231
            3,700   Citigroup, Inc. .............................       178,266
            3,912   JPMorgan Chase & Co. ........................       152,607
                                                                        341,104
Finance - Mortgage Loan Banker - 0.9%
            4,398   Countrywide Financial Corp. .................       162,770
              200   Freddie Mac .................................        14,740
                                                                        177,510
Financial Guarantee Insurance - 0.5%
            1,500   MGIC Investment Corp. .......................       103,365
Food - Confectionary - 1.0%
            1,800   Hershey Foods Corp. .........................        99,972
            1,600   Wm. Wrigley Jr. Company .....................       110,704
                                                                        210,676
Food - Diversified - 1.7%
            2,900   ConAgra Foods, Inc. .........................        85,405
              100   General Mills, Inc. .........................         4,971
              300   H.J. Heinz Co. ..............................        11,697
            1,200   Kellogg Co. .................................        53,592
            1,800   McCormick & Company, Inc. ...................        69,480
            5,200   Sara Lee Corp. ..............................       125,528
                                                                        350,673

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Food - Retail - 0.3%
            1,200   Albertson's, Inc. ...........................$       28,656
            1,300   Safeway, Inc.* ..............................        25,662
                                                                         54,318
Food - Wholesale/Distribution - 0.1%
              400   Supervalu, Inc. .............................        13,808
              200   Sysco Corp. .................................         7,634
                                                                         21,442
Forestry - 0.4%
            1,700   Plum Creek Timber Company, Inc. .............        65,348
              400   Weyerhaeuser Co. ............................        26,888
                                                                         92,236
Gas - Distribution - 0.5%
              500   Nicor, Inc. .................................        18,470
              100   Peoples Energy Corp. ........................         4,395
            2,400   Sempra Energy Co. ...........................        88,032
                                                                        110,897
Health Care Cost Containment - 0%
              200   McKesson Corp. ..............................         6,292
Home Decoration Products - 0.4%
            3,100   Newell Rubbermaid, Inc. .....................        74,989
Hotels and Motels - 0.7%
              300   Hilton Hotels Corp. .........................         6,822
              100   Marriott International, Inc. - Class A ......         6,298
            2,400   Starwood Hotels & Resorts Worldwide, Inc. ...       140,160
                                                                        153,280
Human Resources - 0.1%
              400   Robert Half International, Inc. .............        11,772
Industrial Automation and Robotics - 0.2%
              900   Rockwell Automation, Inc. ...................        44,595
Industrial Gases - 0%
              100   Praxair, Inc. ...............................         4,415
Instruments - Controls - 0.1%
              900   Thermo Electron Corp.* ......................        27,171
Instruments - Scientific - 0.4%
              100   Fisher Scientific International, Inc.* ......         6,238
              900   PerkinElmer, Inc. ...........................        20,241
            1,100   Waters Corp.* ...............................        51,469
                                                                         77,948
Insurance Brokers - 0.7%
            6,100   Aon Corp. ...................................       145,546
Internet Security - 0.5%
            3,700   Symantec Corp.* .............................        95,312
Investment Management and Advisory Services - 0.2%
              400   Federated Investors, Inc. - Class B .........        12,160
              200   Franklin Resources, Inc. ....................        13,930
              400   T. Rowe Price Group, Inc. ...................        24,880
                                                                         50,970
Leisure and Recreation Products - 0.4%
            1,700   Brunswick Corp. .............................        84,150
Life and Health Insurance - 1.7%
            1,800   AFLAC, Inc. .................................        71,712
            1,500   CIGNA Corp. .................................       122,355
            1,800   Lincoln National Corp. ......................        84,024
            1,300   Torchmark Corp. .............................        74,282
                                                                        352,373
Medical - Biomedical and Genetic - 0.6%
              100   Amgen, Inc.* ................................         6,415
            1,700   Biogen Idec, Inc.* ..........................       113,237
              100   Genzyme Corp.* ..............................         5,807
                                                                        125,459
Medical - Drugs - 3.0%
              600   Eli Lilly and Co. ...........................        34,050
            1,700   Forest Laboratories, Inc.* ..................        76,262
            1,100   MedImmune, Inc. .............................        29,821
            3,100   Merck & Company, Inc. .......................        99,634
           10,320   Pfizer, Inc. ................................       277,505
            4,300   Schering-Plough Corp. .......................        89,784
              300   Wyeth .......................................        12,777
                                                                        619,833
Medical - HMO - 1.7%
            1,600   Aetna, Inc. .................................       199,600
              600   UnitedHealth Group, Inc. ....................        52,818
              800   WellPoint, Inc.* ............................        92,000
                                                                        344,418
Medical Information Systems - 0%
              200   IMS Health, Inc. ............................         4,642
Medical Instruments - 2.7%
            3,100   Boston Scientific Corp.* ....................       110,205
            2,300   Guidant Corp. ...............................       165,830
            1,600   Medtronic, Inc. .............................        79,472
            5,000   St. Jude Medical, Inc.* .....................       209,650
                                                                        565,157
Medical Labs and Testing Services - 0.8%
              700   Laboratory Corporation of America Holdings* .        34,874
            1,300   Quest Diagnostics, Inc. .....................       124,215
                                                                        159,089
Medical Products - 4.2%
            1,700   Baxter International, Inc. ..................        58,718
            3,600   Becton, Dickinson and Co. ...................       204,480
              700   Biomet, Inc. ................................        30,373
            3,000   Johnson & Johnson ...........................       190,260
            3,300   Stryker Corp. ...............................       159,225
            2,700   Zimmer Holdings, Inc.* ......................       216,324
                                                                        859,380
Metal - Copper - 0.1%
              200   Phelps Dodge Corp. ..........................        19,784
Motorcycle and Motor Scooter Manufacturing - 0.2%
              700   Harley-Davidson, Inc. .......................        42,525
Multi-Line Insurance - 2.8%
            1,700   Allstate Corp. ..............................        87,924
            1,100   American International Group, Inc. ..........        72,237
              900   Hartford Financial Services Group, Inc. .....        62,379
            3,300   Loews Corp. .................................       231,990
            3,000   MetLife, Inc. ...............................       121,530
              100   Prudential Financial, Inc. ..................         5,496
                                                                        581,556
Multimedia - 0.6%
              300   McGraw-Hill Companies, Inc. .................        27,462
              100   Meredith Corp. ..............................         5,420
            4,800   News Corporation, Inc. - Class A ............        89,568
                                                                        122,450

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Networking Products - 0.5%
            5,000   Cisco Systems, Inc.* ........................$       96,500
Non-Hazardous Waste Disposal - 0%
              100   Waste Management, Inc. ......................         2,994
Office Automation and Equipment - 0.3%
              700   Pitney Bowes, Inc. ..........................        32,396
            1,200   Xerox Corp.* ................................        20,412
                                                                         52,808
Office Supplies and Forms - 0.5%
            1,600   Avery Dennison Corp. ........................        95,952
Oil - Field Services - 2.1%
            2,500   Baker Hughes, Inc. ..........................       106,675
            2,100   BJ Services Co. .............................        97,734
            3,200   Halliburton Co. .............................       125,568
            1,500   Schlumberger, Ltd. (New York Shares) ........       100,425
                                                                        430,402
Oil and Gas Drilling - 0.9%
            1,600   Nabors Industries, Ltd.* ....................        82,064
            2,600   Transocean, Inc.* ...........................       110,214
                                                                        192,278
Oil Companies - Exploration and Production - 3.8%
            1,700   Anadarko Petroleum Corp. ....................       110,177
            1,940   Apache Corp. ................................        98,106
            5,500   Burlington Resources, Inc. ..................       239,250
            1,400   Devon Energy Corp. ..........................        54,488
            1,700   EOG Resources, Inc. .........................       121,312
            1,800   Kerr-McGee Corp. ............................       104,022
              800   Unocal Corp. ................................        34,592
              400   XTO Energy, Inc. ............................        14,152
                                                                        776,099
Oil Companies - Integrated - 5.1%
            1,600   Amerada Hess Corp. ..........................       131,808
            1,600   ChevronTexaco Corp. .........................        84,016
            2,300   ConocoPhillips ..............................       199,709
            7,200   Exxon Mobil Corp. ...........................       369,072
            1,500   Marathon Oil Corp. ..........................        56,415
            3,400   Occidental Petroleum Corp. ..................       198,424
                                                                      1,039,444
Oil Refining and Marketing - 1.5%
            1,200   Sunoco, Inc. ................................        98,052
            4,500   Valero Energy Corp. .........................       204,300
                                                                        302,352
Optical Supplies - 0.2%
              600   Bausch & Lomb, Inc. .........................        38,676
Paper and Related Products - 1.0%
            1,000   Georgia-Pacific Corp. .......................        37,480
              500   International Paper Co. .....................        21,000
              200   Louisiana-Pacific Corp. .....................         5,348
            2,800   MeadWestvaco Corp. ..........................        94,892
              600   Temple-Inland, Inc. .........................        41,040
                                                                        199,760
Pharmacy Services - 0.2%
              500   Caremark Rx, Inc.* ..........................        19,715
              717   Medco Health Solutions, Inc.* ...............        29,827
                                                                         49,542
Photo Equipment and Supplies - 0.1%
              800   Eastman Kodak Co. ...........................        25,800
Pipelines - 0.4%
              900   Kinder Morgan, Inc. .........................        65,817
              500   Williams Companies, Inc. ....................         8,145
                                                                         73,962
Printing - Commercial - 0.2%
              900   R.R. Donnelley & Sons Co. ...................        31,761
Property and Casualty Insurance - 1.8%
              600   ACE, Ltd. ...................................        25,650
            1,600   Progressive Corp. ...........................       135,744
            2,000   SAFECO Corp. ................................       104,480
            1,900   St. Paul Travelers Companies, Inc. ..........        70,433
              400   XL Capital, Ltd. - Class A ..................        31,060
                                                                        367,367
Publishing - Newspapers - 0.2%
              500   Gannett Company, Inc. .......................        40,850
              200   Tribune Co. .................................         8,428
                                                                         49,278
REIT - Apartments - 0.2%
              500   Apartment Investment & Management Co.
                      - Class A .................................        19,270
              500   Archstone-Smith Trust, Inc. .................        19,150
              200   Equity Residential Properties Trust .........         7,236
                                                                         45,656
REIT - Regional Malls - 0.3%
              900   Simon Property Group, Inc. ..................        58,203
REIT - Warehouse and Industrial - 0%
              100   ProLogis ....................................         4,333
Retail - Apparel and Shoe - 0.6%
            1,800   Gap, Inc. ...................................        38,016
            1,000   Limited, Inc. ...............................        23,020
            1,400   Nordstrom, Inc. .............................        65,422
                                                                        126,458
Retail - Building Products - 0%
              100   Home Depot, Inc. ............................         4,274
Retail - Discount - 1.2%
              800   Big Lots, Inc.* .............................         9,704
            1,500   Costco Wholesale Corp. ......................        72,615
            1,100   Target Corp. ................................        57,123
            1,900   Wal-Mart Stores, Inc. .......................       100,358
                                                                        239,800
Retail - Drug Store - 0.2%
            1,000   CVS Corp. ...................................        45,070
Retail - Major Department Stores - 0.5%
            2,500   J.C. Penney Company, Inc. ...................       103,500
              200   May Department Stores Co. ...................         5,880
                                                                        109,380
Retail - Office Supplies - 0.2%
              400   Office Depot, Inc.* .........................         6,944
            1,000   OfficeMax, Inc. .............................        31,380
              100   Staples, Inc. ...............................         3,371
                                                                         41,695
Retail - Regional Department Stores - 0.4%
            1,100   Dillard's, Inc. - Class A ...................        29,557
            1,000   Kohl's Corp.* ...............................        49,170
                                                                         78,727
Retail - Restaurants - 1.1%
              300   McDonald's Corp. ............................         9,618
            3,300   Starbucks Corp.* ............................       205,788
              300   Yum! Brands, Inc. ...........................        14,154
                                                                        229,560
Retail - Toy Store - 0.1%
              900   Toys R Us, Inc.* ............................        18,423

See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Rubber - Tires - 0.2%
              700   Cooper Tire & Rubber Co. ....................$       15,085
            1,500   Goodyear Tire & Rubber Co.* .................        21,990
                                                                         37,075
Savings/Loan/Thrifts - 0.6%
            2,000   Golden West Financial Corp. .................       122,840
Schools - 0.7%
            1,900   Apollo Group, Inc. - Class A* ...............       153,349
Semiconductor Components/Integrated Circuits - 0.2%
              300   Linear Technology Corp. .....................        11,628
              800   Maxim Integrated Products, Inc. .............        33,912
                                                                         45,540
Semiconductor Equipment - 0%
              200   Teradyne, Inc.* .............................         3,414
Steel - Producers - 0.4%
            1,600   Nucor Corp. .................................        83,744
Steel - Specialty - 0%
              300   Allegheny Technologies, Inc. ................         6,501
Super-Regional Banks - 2.5%
            5,176   Bank of America Corp. .......................       243,220
              700   Comerica, Inc. ..............................        42,714
              400   Huntington Bancshares, Inc. .................         9,912
              300   KeyCorp .....................................        10,170
            2,300   National City Corp. .........................        86,365
            1,100   U.S. Bancorp ................................        34,452
            1,112   Wachovia Corp. ..............................        58,491
              600   Wells Fargo & Co. ...........................        37,290
                                                                        522,614
Telecommunication Equipment - 0%
              300   Avaya, Inc.* ................................         5,160
Telecommunication Equipment - Fiber Optics - 0.1%
            2,300   Corning, Inc.* ..............................        27,071
Telephone - Integrated - 2.0%
            1,100   ALLTEL Corp. ................................        64,636
            1,100   BellSouth Corp. .............................        30,569
            5,700   Citizens Communications Co. .................        78,603
            2,400   SBC Communications, Inc. ....................        61,848
              300   Sprint Corp. ................................         7,455
            4,300   Verizon Communications, Inc. ................       174,193
                                                                        417,304
Television - 0.1%
              400   Univision Communications, Inc. - Class A* ...        11,708
Tobacco - 1.0%
              400   Altria Group, Inc. ..........................        24,440
            1,600   Reynolds American, Inc. .....................       125,760
            1,100   UST, Inc. ...................................        52,921
                                                                        203,121
Tools - Hand Held - 1.0%
            1,200   Black & Decker Corp. ........................       105,996
            1,000   Snap-On, Inc. ...............................        34,360
            1,300   Stanley Works ...............................        63,687
                                                                        204,043
Transportation - Railroad - 0.5%
            1,100   Burlington Northern Santa Fe Corp. ..........        52,041
            1,300   Norfolk Southern Corp. ......................        47,047
                                                                         99,088
Transportation - Services - 0.9%
            1,000   FedEx Corp. .................................        98,490
            1,000   Ryder System, Inc. ..........................        47,770
              400   United Parcel Service, Inc. - Class B .......        34,184
                                                                        180,444
Travel Services - 0.2%
            1,600   Sabre Group Holdings, Inc. ..................        35,456
Web Portals/Internet Service Providers - 0.9%
            4,900   Yahoo!, Inc.* ...............................       184,632
Wireless Equipment - 0.9%
            2,100   Motorola, Inc. ..............................        36,120
            3,700   QUALCOMM, Inc. ..............................       156,880
                                                                        193,000
--------------------------------------------------------------------------------
Total Common Stock (cost $17,880,512) ...........................    20,586,185
--------------------------------------------------------------------------------
Repurchase Agreement - 1.0%
         $200,000   Merrill Lynch & Company, Inc., 2.20%
                      dated 12/31/04, maturing 1/3/05
                      to be repurchased at $200,037
                      collateralized by $692,019
                      in U.S. Government Agencies
                      4.50% - 7.00%, 6/1/18 - 10/01/34
                      with a value of $204,002
                      (cost $200,000) ...........................       200,000
--------------------------------------------------------------------------------
Total Repurchase Agreement (cost $200,000) ......................       200,000
--------------------------------------------------------------------------------
Total Investments (total cost $18,080,512) - 100.5% .............    20,786,185
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)% .      (106,190)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   20,679,995
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                       Market Value           % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                        $   175,152                                 0.8%
Cayman Islands                     166,924                                 0.8%
Netherlands                        100,425                                 0.5%
Panama                              57,630                                 0.3%
United States++                 20,286,054                                97.6%
Total                          $20,786,185                               100.0%
--------------------------------------------------------------------------------

++Includes Short-Term Securities (96.6% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                   Risk-Managed
As of December 31, 2004                                                Core
(all numbers in thousands except net asset value per share)        Portfolio(1)
--------------------------------------------------------------------------------
Assets:
  Investments at cost                                                    $18,081
  Investments at value                                                   $20,786
    Cash                                                                      37
    Receivables:
       Investments sold                                                      218
       Portfolio shares sold                                                  11
       Dividends                                                              29
       Interest                                                               --
    Other assets                                                              --
--------------------------------------------------------------------------------
Total Assets                                                              21,081
--------------------------------------------------------------------------------
Liabilities:
    Payables:
       Investments purchased                                                 339
       Portfolio shares repurchased                                           11
       Advisory fees                                                           9
       Transfer agent fees and expenses                                       --
       Distribution fees - Service Shares                                      4
       Service fees - Service Shares                                           2
    Accrued expenses                                                          36
--------------------------------------------------------------------------------
Total Liabilities                                                            401
Net Assets                                                               $20,680
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                               $17,506
  Undistributed net investment income/(loss)*                                  2
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                        466
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                       2,706
--------------------------------------------------------------------------------
Total Net Assets                                                         $20,680
--------------------------------------------------------------------------------
Net Assets - Service Shares                                              $20,680
  Shares Outstanding, $0.001 Par Value (unlimited shares
  authorized)                                                             1,521
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $ 13.60
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                   Janus Aspen
                                                                  Risk-Managed
For the fiscal year ended December 31, 2004                           Core
(all numbers in thousands)                                        Portfolio(1)
--------------------------------------------------------------------------------
Investment Income:
    Interest                                                             $    2
    Dividends                                                               239
--------------------------------------------------------------------------------
Total Investment Income                                                     241
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                             86
   Transfer agent fees and expenses                                           1
   Registration fees                                                         --
   Custodian fees                                                            18
   System fees                                                               17
   Printing expenses                                                          4
   Audit fees                                                                25
   Trustees fees and expenses                                                 7
   Distribution fees - Service Shares                                        38
   Service fees - Service Shares                                             15
   Other expenses                                                             9
   Non-recurring costs (Note 2)                                              --
   Costs assumed by Janus Capital Management LLC (Note 2)                    --
--------------------------------------------------------------------------------
Total Expenses                                                              220
Expense and Fee Offsets                                                      --
Net Expenses                                                                220
Net Investment Income/(Loss)                                                 21
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                  1,846
   Net realized gain/(loss) from foreign currency transactions               --
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency translations                                      801
--------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                            2,647
Net Increase/(Decrease) in Net Assets Resulting from Operations          $2,668
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Statement of Changes in Net Assets

                                                                              Janus Aspen
                                                                             Risk-Managed
For the fiscal year or period ended December 31                            Core Portfolio(1)
(all numbers in thousands)                                             2004                 2003(2)
--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $     21            $     --
  Net realized gain/(loss) from investment
    and foreign currency transactions                                    1,846                 102
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       801               1,905
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          2,668               2,007
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
     Service Shares                                                        (20)                 --
  Net realized gain from investment transactions*
     Service Shares                                                     (1,473)                 (8)
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (1,493)                 (8)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
     Service Shares                                                      9,682               9,611
  Reinvested dividends and distributions
     Service Shares                                                      1,493                   8
  Shares repurchased
     Service Shares                                                     (3,007)               (281)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  8,168               9,338
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    9,343              11,337
Net Assets:
  Beginning of period                                                   11,337                  --
--------------------------------------------------------------------------------------------------
End of period                                                         $ 20,680            $ 11,337
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                           $      2            $     --
--------------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.
(2)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Financial Highlights

Service Shares

                                                                    Janus Aspen Risk-Managed
For a share outstanding during                                          Core Portfolio(1)
the fiscal year or period ended December 31                             2004           2003(2)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 12.49        $ 10.00
----------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                          .02             --(3)
   Net gain/(loss) on securities (both realized and unrealized)         2.16           2.50
----------------------------------------------------------------------------------------------
Total from Investment Operations                                        2.18           2.50
----------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                              (.01)            --
   Distributions (from capital gains)*                                 (1.06)          (.01)
----------------------------------------------------------------------------------------------
Total Distributions                                                    (1.07)          (.01)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 13.60        $ 12.49
----------------------------------------------------------------------------------------------
Total Return**                                                         17.55%         24.99%
----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $20,680        $11,337
Average Net Assets for the Period (in thousands)                     $15,270        $ 8,414
Ratio of Gross Expenses to Average Net Assets***(4)                     1.43%          1.50%
Ratio of Net Expenses to Average Net Assets***(4)                       1.43%          1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          0.14%             0%
Portfolio Turnover Rate***                                                84%            61%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.
(2)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.
(4)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  12

Notes to Schedule of Investments


S&P 500(R) Index        The Standard & Poor's Composite Index of 500 stocks, a
                        widely recognized, unmanaged index of common stock prices.

New York Shares         Securities of foreign companies trading on the New York
                        Stock Exchange

REIT                    Real Estate Investment Trust

*Non-income-producing security.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


13  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Risk-Managed Core Portfolio (formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. The Portfolio began investment operations on January 2, 2003.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.


                                       Janus Aspen Series  December 31, 2004  14

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of contingent assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Janus Capital is the investment adviser to the Portfolio. The Portfolio was subject to advisory fees payable to Janus Capital based upon an annual rate of 0.50% of average daily net assets. Effective July 1, 2004, the advisory fee annual rate was reduced from 0.65% to 0.50% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.10% of average daily net assets.


15  Janus Aspen Series  December 31, 2004

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.


Portfolio                                         DST Securities, Inc.            Portfolio Expense                 DST Systems
                                                    Commissions Paid                  Reduction                        Costs
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)                $ --                          $ --                         $1,239
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.


                                       Janus Aspen Series  December 31, 2004  16

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                               Undistributed     Undistributed                         Post           Other Book         Net Tax
                                  Ordinary         Long-Term       Accumulated        October           to Tax        Appreciation/
Portfolio                          Income            Gains        Capital Losses     Deferral        Differences     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed
  Core Portfolio(1)               $176,358         $301,126            $ --             $ --             $ --          $2,696,733
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                   Federal Tax             Unrealized           Unrealized
Portfolio                                              Cost              Appreciation         (Depreciation)
-------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)         $18,089,452             $2,884,085           $(187,352)
-------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.


                                                                          Distributions
For the fiscal year ended December 31, 2004           -------------------------------------------------------
                                                      From Ordinary       From Long-Term        Tax Return of        Net Investment
Portfolio                                                Income           Capital Gains            Capital                Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)              $265,871            $1,227,139               $ --                  $ --
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.

                                                                          Distributions
For the fiscal period ended December 31, 2003         -------------------------------------------------------
                                                      From Ordinary       From Long-Term        Tax Return of        Net Investment
Portfolio                                                Income           Capital Gains            Capital                Loss
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)               $8,245                $ -                   $ -                   $ -
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.


17  Janus Aspen Series  December 31, 2004

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended December 31
                                                           Service Shares
Portfolio                                             2004(2)           2003(3)
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio (1)            1.43%             2.62%
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.

5. CAPITAL SHARE TRANSACTIONS

                                                                  Janus Aspen
                                                                 Risk-Managed
For the fiscal year or period ended December 31                Core Portfolio(1)
(all numbers in thousands)                                      2004   2003(2)
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                    735       932
  Reinvested dividends and distributions                         110         1
  Shares Repurchased                                           (232)      (25)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions            613       908
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                          908        --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              1,521       908
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.
(2)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                         Purchase of Long-     Proceeds from Sales
                                                Purchase of      Proceeds from Sales   Term U.S. Government     of Long-Term U.S.
Portfolio                                        Securities         of Securities           Obligations       Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)      $19,365,982          $12,722,050                $ --                   $ --
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.


                                       Janus Aspen Series  December 31, 2004  18

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Risk-Managed Core Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Risk-Managed Core Portfolio (formerly known as Janus Aspen Risk-Managed Large Cap Core Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Capital Gains Distribution

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)                           $1,227,139
--------------------------------------------------------------------------------

(1) Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio. Dividends Received Deduction Percentage Portfolio

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Core Portfolio(1)                                   41%
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio.


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                         Janus Aspen Series December 31, 2004 28

Notes













29  Janus Aspen Series  December 31, 2004

Notes













                                       Janus Aspen Series  December 31, 2004  30

Notes













31  Janus Aspen Series  December 31, 2004

Notes













                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-718 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Risk-Managed Growth Portfolio



                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments .................. 2
Statement of Assets and Liabilities ......................................... 9
Statement of Operations .....................................................10
Statements of Changes in Net Assets .........................................11
Financial Highlights ........................................................12
Notes to Schedule of Investments ............................................13
Notes to Financial Statements ...............................................14
Report of Independent Registered Public Accounting Firm .....................20
Additional Information ......................................................21
Explanations of Charts, Tables and Financial Statements .....................22
Designation Requirements ....................................................24
Trustees and Officers .......................................................25

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Risk-Managed Growth Portfolio
(unaudited)                                                   Managed by INTECH

================================================================================
Portfolio Strategy

This diversified portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
================================================================================

Performance Overview

For the 12 months ended December 31, 2004, Janus Aspen Risk-Managed Growth Portfolio returned 12.00%. This compares to a 6.30% return posted by the Russell 1000(R) Growth Index, the Portfolio's benchmark.

Investment Strategy in this Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to actively participate in the market's upside without increasing risk along the way.

The Portfolio's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000(R) Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the portfolio more efficient than the index, without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                        December 31, 2004     December 31, 2003

General Electric Co.                           2.9%                   3.6%
Pfizer, Inc.                                   2.8%                   3.0%
Johnson & Johnson                              1.6%                   1.3%
Zimmer Holdings, Inc.                          1.5%                   0.8%
Microsoft Corp.                                1.5%                   2.7%
Starbucks Corp.                                1.4%                   0.3%
QUALCOMM, Inc.                                 1.3%                   0.2%
Gillette Co.                                   1.3%                   0.1%
3M Co.                                         1.3%                   0.8%
Symantec Corp.                                 1.2%                   0.8%

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                           Janus Aspen
                                           Risk-Managed          Russell 1000(R)
                                         Growth Portfolio         Growth Index
                                         ----------------         ------------
Diversified Operations                        6.6%                     2.8%
Medical Products                              6.4%                     4.9%
Medical - Drugs                               6.1%                     8.5%
Cosmetics and Toiletries                      3.8%                     3.8%
Medical Instruments                           3.1%                     2.2%

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000(R) Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen Risk-Managed Growth Portfolio.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Risk-Managed Growth Portfolio                            Managed by
(unaudited)                                                              INTECH

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                           Janus Aspen
                           Risk-Managed
                         Growth Portfolio -         Russel 1000(R)
                          Service Shares             Growth Index

  1/2/2003*                  $10,000                   $10,000
01/31/2003                   $ 9,560                   $ 9,434
02/28/2003                   $ 9,480                   $ 9,391
03/31/2003                   $ 9,640                   $ 9,566
04/30/2003                   $10,230                   $10,273
05/31/2003                   $10,720                   $10,786
06/30/2003                   $10,910                   $10,934
07/31/2003                   $11,140                   $11,206
08/31/2003                   $11,460                   $11,485
09/30/2003                   $11,400                   $11,362
10/31/2003                   $12,070                   $12,000
11/30/2003                   $12,280                   $12,126
12/31/2003                   $12,538                   $12,545
 1/31/2004                   $12,800                   $12,802
 2/29/2004                   $13,032                   $12,883
 3/31/2004                   $13,022                   $12,644
 4/30/2004                   $12,830                   $12,497
 5/31/2004                   $13,042                   $12,730
 6/30/2004                   $13,283                   $12,889
 7/31/2004                   $12,556                   $12,160
 8/31/2004                   $12,454                   $12,100
 9/30/2004                   $12,894                   $12,215
10/31/2004                   $12,976                   $12,406
11/30/2004                   $13,559                   $12,833
12/31/2004                   $14,043                   $13,336

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                            One          Since
                                                           Year       Inception*
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio
- Service Shares                                          12.00%        18.56%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                               6.30%        15.53%
--------------------------------------------------------------------------------
Lipper Ranking - Service Shares
based on total returns for
Variable Annuity Multi-Cap Growth Funds                   46/112        60/105
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - January 2, 2003

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $ 935.30                      $6.57
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,018.35                     $6.85

* Expenses are equal to the annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Effective May 1, 2004, Janus Aspen Risk-Managed Large Cap Growth Portfolio changed its name to Janus Aspen Risk-Managed Growth Portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.


3  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 99.8%
Advertising Sales - 0.5%
        1,200  Lamar Advertising Co.* ..............................$    51,336
Advertising Services - 0.4%
          600  Getty Images, Inc.* .................................     41,310
Aerospace and Defense - 0.7%
          900  Boeing Co. ..........................................     46,593
          800  Rockwell Collins, Inc. ..............................     31,552
                                                                         78,145
Aerospace and Defense - Equipment - 0.3%
          100  Alliant Techsystems, Inc.* ..........................      6,538
          100  United Defense Industries, Inc.* ....................      4,725
          200  United Technologies Corp. ...........................     20,670
                                                                         31,933
Airlines - 0%
          100  JetBlue Airways Corp.* ..............................      2,322
Apparel Manufacturers - 0.4%
          700  Coach, Inc.* ........................................     39,480
          100  Polo Ralph Lauren Corp. .............................      4,260
                                                                         43,740
Applications Software - 1.7%
        5,900  Microsoft Corp. .....................................    157,589
        1,000  Red Hat, Inc.* ......................................     13,350
        1,100  Siebel Systems, Inc.* ...............................     11,550
                                                                        182,489
Athletic Footwear - 0.5%
          600  NIKE, Inc. - Class B ................................     54,414
Audio and Video Products - 0.4%
          300  Harman International Industries, Inc. ...............     38,100
Beverages - Non-Alcoholic - 2.3%
        1,800  Coca-Cola Co. .......................................     74,934
        2,600  Pepsi Bottling Group, Inc. ..........................     70,304
        1,800  PepsiCo, Inc. .......................................     93,960
                                                                        239,198
Brewery - 0.3%
          700  Anheuser-Busch Companies, Inc. ......................     35,511
Broadcast Services and Programming - 0.2%
        1,600  Liberty Media Corp. - Class A* ......................     17,568
Building - Residential and Commercial - 0.2%
          100  Centex Corp. ........................................      5,958
          100  M.D.C. Holdings, Inc. ...............................      8,644
          100  Pulte Homes, Inc. ...................................      6,380
                                                                         20,982
Building Products - Air and Heating - 0.9%
        2,200  American Standard Companies, Inc.* ..................     90,904
Cable Television - 0.7%
          600  Cablevision Systems New York Group
                 - Class A* ........................................     14,940
          493  DIRECTV Group, Inc.* ................................      8,253
        1,100  Liberty Media International, Inc. - Class A* ........     50,853
                                                                         74,046
Casino Hotels - 1.1%
          200  Harrah's Entertainment, Inc. ........................     13,378
          500  Mandalay Resort Group ...............................     35,215
          700  Station Casinos, Inc. ...............................     38,276
          400  Wynn Resorts, Ltd.* .................................     26,768
                                                                        113,637
Casino Services - 0.9%
        2,900  International Game Technology .......................     99,702
Cellular Telecommunications - 0.5%
          900  N.I.I. Holdings, Inc.* ..............................     42,705
          300  Nextel Communications, Inc. - Class A* ..............      9,000
                                                                         51,705
Chemicals - Diversified - 0%
          100  Dow Chemical Co. ....................................      4,951
Chemicals - Specialty - 0.4%
        1,200  Ecolab, Inc. ........................................     42,156
Coal - 0.3%
          800  CONSOL Energy, Inc. .................................     32,840
Coatings and Paint Products - 0.1%
          200  Sherwin-Williams Co. ................................      8,926
Commercial Banks - 0.9%
          500  Commerce Bancorp, Inc. ..............................     32,200
          200  Fremont General Corp. ...............................      5,036
          900  TCF Financial Corp. .................................     28,926
          600  UCBH Holdings, Inc. .................................     27,492
                                                                         93,654
Commercial Services - 1.8%
          600  Alliance Data Systems Corp.* ........................     28,488
        1,100  ChoicePoint, Inc.* ..................................     50,589
        2,200  Iron Mountain, Inc.* ................................     67,078
        2,900  ServiceMaster Co. ...................................     39,991
          200  Weight Watchers International, Inc.* ................      8,214
                                                                        194,360
Commercial Services - Finance - 0.4%
          200  Equifax, Inc. .......................................      5,620
          400  Moody's Corp. .......................................     34,740
                                                                         40,360
Communications Software - 0.1%
          100  Avid Technology, Inc.* ..............................      6,175
Computer Aided Design - 1.0%
        2,700  Autodesk, Inc. ......................................    102,465
Computer Services - 0.5%
          800  DST Systems, Inc.* ..................................     41,696
          400  Reynolds and Reynolds Co. ...........................     10,604
                                                                         52,300
Computers - 0.9%
          400  Apple Computer, Inc.* ...............................     25,760
          400  Dell, Inc.* .........................................     16,856
          500  IBM Corp. ...........................................     49,290
                                                                         91,906
Computers - Integrated Systems - 0.4%
          400  National Instruments Corp. ..........................     10,900
          500  NCR Corp.* ..........................................     34,615
                                                                         45,515
Computers - Memory Devices - 0.2%
          100  EMC Corp.* ..........................................      1,487
          200  Network Appliance, Inc.* ............................      6,644
          300  Storage Technology Corp.* ...........................      9,483
                                                                         17,614

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Computers - Peripheral Equipment - 0.6%
          800  Lexmark International Group, Inc. - Class A* ........$    68,000
Consulting Services - 0.1%
          100  Corporate Executive Board Co. .......................      6,694
Consumer Products - Miscellaneous - 1.1%
          900  Clorox Co. ..........................................     53,037
          900  Kimberly-Clark Corp. ................................     59,229
                                                                        112,266
Containers - Metal and Glass - 0.4%
        1,000  Ball Corp. ..........................................     43,980
Containers - Paper and Plastic - 0.7%
        1,000  Pactiv Corp.* .......................................     25,290
          900  Sealed Air Corp.* ...................................     47,943
                                                                         73,233
Cosmetics and Toiletries - 3.8%
          100  Alberto-Culver Co. ..................................      4,857
        2,500  Avon Products, Inc. .................................     96,750
          100  Colgate-Palmolive Co. ...............................      5,116
          600  Estee Lauder Companies, Inc. - Class A ..............     27,462
        3,100  Gillette Co. ........................................    138,818
          200  International Flavors & Fragrances, Inc. ............      8,568
        2,100  Procter & Gamble Co. ................................    115,668
                                                                        397,239
Data Processing and Management - 2.5%
        1,200  Acxiom Corp. ........................................     31,560
        1,500  Automatic Data Processing, Inc. .....................     66,525
          600  Certegy, Inc. .......................................     21,318
          700  Dun & Bradstreet Corp.* .............................     41,755
        2,200  First Data Corp. ....................................     93,588
          100  Global Payments, Inc. ...............................      5,854
          100  VERITAS Software Corp.* .............................      2,855
                                                                        263,455
Dental Supplies and Equipment - 0.2%
          100  Dentsply International, Inc. ........................      5,620
          300  Patterson Companies, Inc.* ..........................     13,017
                                                                         18,637
Diagnostic Equipment - 0.1%
          200  Cytyc Corp.* ........................................      5,514
          100  Gen-Probe, Inc.* ....................................      4,521
                                                                         10,035
Diagnostic Kits - 0.2%
          100  Dade Behring Holdings, Inc.* ........................      5,600
          300  IDEXX Laboratories, Inc.* ...........................     16,377
                                                                         21,977
Dialysis Centers - 0.4%
          450  Davita, Inc.* .......................................     17,789
          650  Renal Care Group, Inc.* .............................     23,393
                                                                         41,182
Direct Marketing - 0.2%
          800  Harte-Hanks Communications, Inc. ....................     20,784
Disposable Medical Products - 1.1%
        1,800  C.R. Bard, Inc. .....................................    115,164
Distribution/Wholesale - 0.5%
          300  CDW Corp. ...........................................     19,905
          200  Fastenal Co. ........................................     12,312
          400  Hughes Supply, Inc. .................................     12,940
          100  W.W. Grainger, Inc. .................................      6,662
                                                                         51,819
Diversified Operations - 6.6%
        1,600  3M Co. ..............................................    131,312
          100  Brink's Co. .........................................      3,952
        2,200  Danaher Corp. .......................................    126,302
        8,400  General Electric Co. ................................    306,600
          200  Harsco Corp. ........................................     11,148
          500  Illinois Tool Works, Inc. ...........................     46,340
          400  ITT Industries, Inc. ................................     33,780
        1,100  Leggett & Platt, Inc. ...............................     31,273
                                                                        690,707
Diversified Operations-Commercial Services - 0.1%
          100  ARAMARK Corp.- Class B ..............................      2,651
          200  Cendant Corp. .......................................      4,676
                                                                          7,327
E-Commerce/Services - 0.8%
          700  eBay, Inc.* .........................................     81,396
Electric - Integrated - 0.1%
          300  Allegheny Energy, Inc.* .............................      5,913
Electric Products - Miscellaneous - 0.3%
          800  AMETEK, Inc. ........................................     28,536
Electronic Components - Semiconductors - 1.3%
          200  Advanced Micro Devices, Inc.* .......................      4,404
          400  Altera Corp.* .......................................      8,280
          200  Broadcom Corp. - Class A* ...........................      6,456
          100  Cree, Inc.* .........................................      4,008
          342  Freescale Semiconductor, Inc. - Class B* ............      6,279
        2,000  Intel Corp. .........................................     46,780
          300  National Semiconductor Corp. ........................      5,385
          400  NVIDIA Corp.* .......................................      9,424
          500  PMC-Sierra, Inc.* ...................................      5,625
          300  Semtech Corp.* ......................................      6,561
        1,000  Xilinx, Inc. ........................................     29,650
                                                                        132,852
Electronic Forms - 0.2%
          300  Adobe Systems, Inc. .................................     18,822
Electronic Measuring Instruments - 0.3%
          300  Agilent Technologies, Inc.* .........................      7,230
          300  FLIR Systems, Inc.* .................................     19,137
          100  Tektronix, Inc. .....................................      3,021
                                                                         29,388
Electronics - Military - 0.3%
          500  L-3 Communications Holdings, Inc. ...................     36,620
Engineering - Research and Development Services - 0.2%
          300  Fluor Corp. .........................................     16,353
Enterprise Software/Services - 0.1%
          500  BMC Software, Inc.* .................................      9,300
Entertainment Software - 0.2%
          700  Activision, Inc.* ...................................     14,126
          100  Electronic Arts, Inc.* ..............................      6,168
                                                                         20,294
Finance - Consumer Loans - 0.1%
          200  SLM Corp. ...........................................     10,678
Finance - Credit Card - 0%
          100  American Express Co. ................................      5,637
Finance - Investment Bankers/Brokers - 0.1%
          150  Legg Mason, Inc. ....................................     10,989

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Finance - Mortgage Loan Banker - 0.2%
           50  Doral Financial Corp. ...............................$     2,463
          200  Freddie Mac .........................................     14,740
                                                                         17,203
Finance - Other Services - 0.2%
          100  Chicago Mercantile Exchange Holdings, Inc. ..........     22,870
Food - Confectionary - 1.4%
        1,500  Hershey Foods Corp. .................................     83,310
          900  Wm. Wrigley Jr. Company .............................     62,271
                                                                        145,581
Food - Diversified - 2.2%
          300  H.J. Heinz Co. ......................................     11,697
        1,100  Kellogg Co. .........................................     49,126
        1,500  McCormick & Company, Inc. ...........................     57,900
        4,900  Sara Lee Corp. ......................................    118,286
                                                                        237,009
Food - Retail - 0.9%
        1,000  Whole Foods Market, Inc. ............................     95,350
Food - Wholesale/Distribution - 0.5%
        1,300  Sysco Corp. .........................................     49,621
Footwear and Related Apparel - 0.2%
          300  Timberland Co. - Class A* ...........................     18,801
Gold Mining - 0.1%
          200  Newmont Mining Corp. ................................      8,882
Hazardous Waste Disposal - 0%
          100  Stericycle, Inc.* ...................................      4,595
Home Decoration Products - 0.1%
          300  Newell Rubbermaid, Inc. .............................      7,257
Hotels and Motels - 0.5%
          100  Hilton Hotels Corp. .................................      2,274
          800  Starwood Hotels & Resorts Worldwide, Inc. ...........     46,720
                                                                         48,994
Human Resources - 0.1%
          300  Robert Half International, Inc. .....................      8,829
Industrial Automation and Robotics - 0.1%
          300  Rockwell Automation, Inc. ...........................     14,865
Instruments - Controls - 0.4%
          400  Mettler-Toledo International, Inc.* .................     20,524
          700  Thermo Electron Corp.* ..............................     21,133
                                                                         41,657
Instruments - Scientific - 1.2%
          768  Fisher Scientific International, Inc.* ..............     47,908
          600  PerkinElmer, Inc. ...................................     13,494
        1,300  Waters Corp.* .......................................     60,827
                                                                        122,229
Insurance Brokers - 0.6%
          500  Arthur J. Gallagher & Co. ...........................     16,250
        1,100  Brown & Brown, Inc. .................................     47,905
                                                                         64,155
Internet Content - Information/News - 0.1%
          300  Ask Jeeves, Inc.* ...................................      8,025
Internet Infrastructure Software - 0%
          100  Akamai Technologies, Inc.* ..........................      1,303
Internet Security - 1.5%
          400  CheckFree Corp.* ....................................     15,232
          400  McAfee, Inc.* .......................................     11,572
        5,000  Symantec Corp.* .....................................    128,800
          200  VeriSign, Inc.* .....................................      6,704
                                                                        162,308
Investment Companies - 0.2%
          500  American Capital Strategies, Ltd. ...................     16,675
Investment Management and Advisory Services - 0.2%
          100  BlackRock, Inc. .....................................      7,726
          200  Federated Investors, Inc. - Class B .................      6,080
          100  T. Rowe Price Group, Inc. ...........................      6,220
          200  Waddell & Reed Financial, Inc. - Class A ............      4,778
                                                                         24,804
Leisure and Recreation Products - 0.3%
          600  Brunswick Corp. .....................................     29,700
Life and Health Insurance - 0.7%
        1,800  AFLAC, Inc. .........................................     71,712
Lottery Services - 0.1%
          300  GTECH Holdings Corp. ................................      7,785
Machinery - Print Trade - 0.2%
          400  Zebra Technologies Corp. - Class A* .................     22,512
Machinery - Pumps - 0.2%
          700  Graco, Inc. .........................................     26,145
Medical - Biomedical and Genetic - 1.6%
          100  Affymetrix, Inc.* ...................................      3,655
          135  Amgen, Inc.* ........................................      8,660
        1,300  Biogen Idec, Inc.* ..................................     86,593
          100  Celgene Corp.* ......................................      2,653
          200  Charles River Laboratories International, Inc.* .....      9,202
          900  Genentech, Inc.* ....................................     48,996
          300  Nektar Therapeutics* ................................      6,072
                                                                        165,831
Medical - Drugs - 6.1%
          300  Cephalon, Inc.* .....................................     15,264
          900  Eli Lilly and Co. ...................................     51,075
        1,600  Forest Laboratories, Inc.* ..........................     71,776
          800  Medicis Pharmaceutical Corp. - Class A ..............     28,088
          500  MedImmune, Inc. .....................................     13,555
        1,600  Merck & Company, Inc. ...............................     51,424
          200  OSI Pharmaceuticals, Inc.* ..........................     14,970
       10,760  Pfizer, Inc. ........................................    289,336
        4,900  Schering-Plough Corp. ...............................    102,312
          100  Wyeth ...............................................      4,259
                                                                        642,059
Medical - HMO - 2.2%
          500  Aetna, Inc. .........................................     62,375
          150  Conventry Health Care, Inc.* ........................      7,962
        1,155  UnitedHealth Group, Inc. ............................    101,675
          500  WellPoint, Inc.* ....................................     57,500
                                                                        229,512
Medical - Hospitals - 0%
          100  HCA, Inc. ...........................................      3,996
Medical Information Systems - 0.1%
          400  IMS Health, Inc. ....................................      9,284

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                                Value
================================================================================
Medical Instruments - 3.1%
          500  Beckman Coulter, Inc. ...............................$    33,495
        1,000  Boston Scientific Corp.* ............................     35,550
          600  Edwards Lifesciences Corp.* .........................     24,756
        1,100  Guidant Corp. .......................................     79,310
          800  Medtronic, Inc. .....................................     39,736
        2,600  St. Jude Medical, Inc.* .............................    109,018
                                                                        321,865
Medical Labs and Testing Services - 1.7%
          900  Covance, Inc.* ......................................     34,875
        1,200  Laboratory Corporation of America Holdings* .........     59,784
          900  Quest Diagnostics, Inc. .............................     85,995
                                                                        180,654
Medical Products - 6.4%
        1,300  Baxter International, Inc. ..........................     44,902
        2,000  Becton, Dickinson and Co. ...........................    113,600
          500  Biomet, Inc. ........................................     21,695
          200  INAMED Corp.* .......................................     12,650
        2,600  Johnson & Johnson ...................................    164,891
        2,000  Stryker Corp. .......................................     96,500
        1,500  Varian Medical Systems, Inc.* .......................     64,860
        2,000  Zimmer Holdings, Inc.* ..............................    160,240
                                                                        679,338
Metal - Aluminum - 0%
          100  Alcoa, Inc. .........................................      3,142
Metal - Diversified - 0%
          100  Freeport-McMoRan Copper & Gold, Inc.
                 - Class B .........................................      3,823
Metal Processors and Fabricators - 0.4%
          400  Precision Castparts Corp. ...........................     26,272
          600  Timken Co. ..........................................     15,612
          100  Worthington Industries, Inc. ........................      1,958
                                                                         43,842
Motorcycle and Motor Scooter Manufacturing - 0.5%
          900  Harley-Davidson, Inc. ...............................     54,675
Multi-Line Insurance - 0.8%
        1,100  American International Group, Inc. ..................     72,237
          200  Prudential Financial, Inc. ..........................     10,992
                                                                         83,229
Multimedia - 1.1%
        1,100  E.W. Scripps Co. - Class A ..........................     53,108
          500  McGraw-Hill Companies, Inc. .........................     45,770
          100  Meredith Corp. ......................................      5,420
          200  Time Warner, Inc.* ..................................      3,888
          200  Walt Disney Co. .....................................      5,560
                                                                        113,746
Networking Products - 0.5%
        2,400  Cisco Systems, Inc.* ................................     46,320
          140  Juniper Networks, Inc.* .............................      3,807
                                                                         50,127
Non-Hazardous Waste Disposal - 0.1%
          400  Waste Management, Inc. ..............................     11,976
Office Automation and Equipment - 0.2%
          300  Pitney Bowes, Inc. ..................................     13,884
          500  Xerox Corp.* ........................................      8,505
                                                                         22,389
Office Supplies and Forms - 0.7%
        1,200  Avery Dennison Corp. ................................     71,964
Oil - Field Services - 1.9%
        1,500  Baker Hughes, Inc. ..................................     64,005
        1,300  BJ Services Co. .....................................     60,502
        1,400  Halliburton Co. .....................................     54,936
          300  Tidewater, Inc. .....................................     10,683
          200  Varco International, Inc.* ..........................      5,830
                                                                        195,956
Oil and Gas Drilling - 0.5%
          500  Diamond Offshore Drilling, Inc. .....................     20,025
        1,800  Patterson-UTI Energy, Inc. ..........................     35,010
                                                                         55,035
Oil Companies - Exploration and Production - 1.6%
          900  Burlington Resources, Inc. ..........................     39,150
          400  Newfield Exploration Co.* ...........................     23,620
          300  Patina Oil & Gas Corp. ..............................     11,250
           86  Pioneer Natural Resources Co. .......................      3,019
        2,541  XTO Energy, Inc. ....................................     89,900
                                                                        166,939
Oil Field Machinery and Equipment - 1.6%
          100  Cooper Cameron Corp.* ...............................      5,381
        1,000  FMC Technologies, Inc.* .............................     32,200
          800  Grant Prideco, Inc.* ................................     16,040
          400  National-Oilwell, Inc.* .............................     14,116
        1,800  Smith International, Inc.* ..........................     97,938
                                                                        165,675
Optical Supplies - 0.1%
          200  Bausch & Lomb, Inc. .................................     12,892
Paper and Related Products - 0%
           27  Neenah Paper, Inc.* .................................        880
Pharmacy Services - 0.9%
        1,641  Caremark Rx, Inc.* ..................................     64,705
          629  Medco Health Solutions, Inc.* .......................     26,166
                                                                         90,871
Pipelines - 0.1%
          200  Kinder Morgan, Inc. .................................     14,626
Property and Casualty Insurance - 0.2%
          200  Progressive Corp. ...................................     16,968
          100  W. R. Berkley Corp. .................................      4,717
                                                                         21,685
Publishing - Books - 0.3%
          900  John Wiley & Sons, Inc. - Class A ...................     31,356
Publishing - Newspapers - 0.9%
          100  Washington Post Co. - Class B .......................     98,302
Real Estate Operating/Development - 0.1%
          100  St. Joe Co. .........................................      6,420
Recreational Vehicles - 0.1%
          100  Polaris Industries, Inc. ............................      6,802
REIT - Health Care - 0.1%
          500  Ventas, Inc. ........................................     13,705
REIT - Regional Malls - 0.2%
          100  CBL & Associates Properties, Inc. ...................      7,635
          100  General Growth Properties, Inc. .....................      3,616
          200  Mills Corp. .........................................     12,752
                                                                         24,003

See Notes to Schedule of Investments and Financial Statements.


7  Janus Aspen Series  December 31, 2004

Schedule of Investments

As of December 31, 2004
Shares or Principal Amount                                                Value
================================================================================
REIT - Shopping Centers - 0%
          100  Regency Centers Corp. ...............................$     5,540
REIT - Warehouse and Industrial - 0.1%
          200  Catellus Development Corp. ..........................      6,120
Rental Auto/Equipment - 0%
          100  Rent-A-Center, Inc.* ................................      2,650
Research and Development - 0.2%
          500  Pharmaceutical Product Development, Inc.* ...........     20,645
Respiratory Products - 0.4%
          100  ResMed, Inc.* .......................................      5,110
          700  Respironics, Inc.* ..................................     38,052
                                                                         43,162
Retail - Apparel and Shoe - 1.4%
          500  Abercrombie & Fitch Co. - Class A ...................     23,475
          600  American Eagle Outfitters, Inc. .....................     28,260
          500  Chico's FAS, Inc.* ..................................     22,765
          400  Gap, Inc. ...........................................      8,448
          200  Limited, Inc. .......................................      4,604
          300  Nordstrom, Inc. .....................................     14,019
          200  Pacific Sunwear of California, Inc.* ................      4,452
          300  Ross Stores, Inc. ...................................      8,661
          700  Urban Outfitters, Inc.* .............................     31,080
                                                                        145,764
Retail - Automobile - 0.1%
          600  Copart, Inc.* .......................................     15,792
Retail - Building Products - 0%
          100  Home Depot, Inc. ....................................      4,274
Retail - Discount - 0.7%
          500  Costco Wholesale Corp. ..............................     24,205
          500  Target Corp. ........................................     25,965
          100  TJX Companies, Inc. .................................      2,513
          500  Wal-Mart Stores, Inc. ...............................     26,410
                                                                         79,093
Retail - Drug Store - 0%
          100  CVS Corp. ...........................................      4,507
Retail - Pet Food and Supplies - 0%
          100  PETsMART, Inc. ......................................      3,553
Retail - Regional Department Stores - 0.2%
          400  Kohl's Corp.* .......................................     19,668
Retail - Restaurants - 2.0%
          100  Applebee's International, Inc. ......................      2,645
          900  Brinker International, Inc.* ........................     31,563
          200  Cheesecake Factory, Inc.* ...........................      6,494
          300  Outback Steakhouse, Inc. ............................     13,734
        2,400  Starbucks Corp.* ....................................    149,664
          100  Yum! Brands, Inc. ...................................      4,718
                                                                        208,818
 Schools - 0.8%
          811  Apollo Group, Inc. - Class A* .......................     65,456
          100  DeVry, Inc.* ........................................      1,736
          300  Laureate Education, Inc.* ...........................     13,227
                                                                         80,419
Semiconductor Components/Integrated Circuits - 0.4%
          100  Integrated Circuit Systems, Inc.* ...................      2,092
          200  Linear Technology Corp. .............................      7,752
          800  Maxim Integrated Products, Inc. .....................     33,912
                                                                         43,756
Semiconductor Equipment - 0.1%
          200  Lam Research Corp.* .................................      5,782
          200  Teradyne, Inc.* .....................................      3,414
                                                                          9,196
Soap and Cleaning Preparations - 0.1%
          300  Church & Dwight Company, Inc. .......................     10,086
Steel - Producers - 0.4%
          800  Nucor Corp. .........................................     41,872
Super-Regional Banks - 0%
          100  U.S. Bancorp ........................................      3,132
Telecommunication Equipment - 0.1%
          100  Harris Corp. ........................................      6,179
Telecommunication Equipment - Fiber Optics - 0.2%
        1,500  Corning, Inc.* ......................................     17,655
Telephone - Integrated - 0.1%
          100  Sprint Corp. ........................................      2,485
          100  Telephone and Data Systems, Inc. ....................      7,695
                                                                         10,180
Television - 0.1%
          200  Univision Communications, Inc. - Class A* ...........      5,854
Therapeutics - 0.2%
          800  MGI Pharma, Inc.* ...................................     22,408
Tools - Hand Held - 0.7%
          900  Black & Decker Corp. ................................     79,497
Transportation - Air Freight - 0%
          100  CNF, Inc. ...........................................      5,010
Transportation - Services - 0.8%
          200  C.H. Robinson Worldwide, Inc. .......................     11,104
          500  Expeditors International of Washington, Inc. ........     27,940
          100  FedEx Corp. .........................................      9,849
          400  Ryder System, Inc. ..................................     19,108
          200  United Parcel Service, Inc. - Class B ...............     17,092
                                                                         85,093
Transportation - Truck - 0%
          100  J.B. Hunt Transport Services, Inc. ..................      4,485
Veterinary Diagnostics - 0.1%
          300  VCA Antech, Inc.* ...................................      5,880
Web Hosting/Design - 0.2%
          600  Macromedia, Inc.* ...................................     18,672
Web Portals/Internet Service Providers - 0.7%
        2,100  Yahoo!, Inc.* .......................................     79,128
Wireless Equipment - 1.8%
        3,100  Motorola, Inc. ......................................     53,320
        3,300  QUALCOMM, Inc. ......................................    139,920
                                                                        193,240
--------------------------------------------------------------------------------
Total Investments (total cost $9,122,954) - 99.8% .................. 10,506,335
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2% ......     25,321
--------------------------------------------------------------------------------
Net Assets - 100% ..................................................$10,531,656
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                               Value          % of Investment Securities
--------------------------------------------------------------------------------
Puerto Rico                     $     2,463                                0.0%
United States                    10,503,872                              100.0%
--------------------------------------------------------------------------------
Total                           $10,506,335                              100.0%

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                    Risk-Managed
As of December 31, 2004                                                Growth
(all numbers in thousands except net asset value per share)         Portfolio(1)
--------------------------------------------------------------------------------
Assets:
  Investments at cost                                                    $ 9,123
  Investments at value                                                   $10,506
    Cash                                                                      51
    Receivables:
      Dividends                                                               10
      Due from Adviser                                                         7
    Other assets                                                              --
--------------------------------------------------------------------------------
Total Assets                                                              10,574
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Advisory fees                                                              4
    Transfer agent fees and expenses                                          --
    Distribution fees - Service Shares                                         2
    Service fees - Service Shares                                              1
  Accrued expenses                                                            35
--------------------------------------------------------------------------------
Total Liabilities                                                             42
Net Assets                                                               $10,532
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                               $ 8,939
  Undistributed net investment income/(loss)*                                 --
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                        209
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                       1,384
--------------------------------------------------------------------------------
Total Net Assets                                                         $10,532
--------------------------------------------------------------------------------
Net Assets - Service Shares                                              $10,532
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         868
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $ 12.14
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio. See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Statement of Operations
                                                                    Janus Aspen
                                                                    Risk-Managed
For the fiscal year ended December 31, 2004                            Growth
(all numbers in thousands)                                          Portfolio(1)
--------------------------------------------------------------------------------
Investment Income:
  Dividends                                                             $   105
  Foreign tax withheld                                                       --
--------------------------------------------------------------------------------
Total Investment Income                                                     105
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              56
  Transfer agent fees and expenses                                            1
  Registration fees                                                          --
  System fees                                                                18
  Printing expenses                                                           5
  Custodian fees                                                             16
  Audit fees                                                                 23
  Trustees' fees and expenses                                                 7
  Distribution fees - Service Shares                                         24
  Service fees - Service Shares                                              10
  Other expenses                                                              8
  Non-recurring costs (Note 2)                                               --
  Costs assumed by Janus Capital Management LLC (Note 2)                     --
--------------------------------------------------------------------------------
Total Expenses                                                              168
Expense and Fee Offsets                                                      --
Net Expenses                                                                168
Less: Excess Expense Reimbursement                                          (30)
Net Expenses After Reimbursement                                            138
Net Investment Income/(Loss)                                                (33)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                   1,468
  Change in unrealized net appreciation/(depreciation) of investments
    and foreign currency translations                                      (304)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    1,164
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 1,131
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Statement of Changes in Net Assets

                                                                          Janus Aspen
                                                                          Risk-Managed
For the fiscal year or period ended December 31                        Growth Portfolio(1)
(all numbers in thousands)                                             2004        2003(2)
-------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $    (33)     $    (55)
  Net realized gain/(loss) from investment transactions                1,468           269
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (304)        1,687
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        1,131         1,901
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            --
    Service Shares
  Net realized gain from investment transactions*
    Service Shares                                                    (1,366)          (74)
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (1,366)          (74)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Service Shares                                                        --         7,500
  Reinvested dividends and distributions
    Service Shares                                                     1,366            74
  Shares repurchased
    Service Shares                                                        --            --
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                1,366         7,574
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  1,131         9,401
Net Assets:
  Beginning of period                                                  9,401            --
-------------------------------------------------------------------------------------------
End of period                                                       $ 10,532      $  9,401
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                         $     --      $     --
-------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.
(2)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Financial Highlights

Service Shares

                                                                        Janus Aspen Risk-Managed
For a share outstanding during the                                         Growth Portfolio(1)
fiscal year or period ended December 31                                  2004           2003(2)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $ 12.44          $10.00
-----------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             --              --
  Net gain/(loss) on securities (both realized and unrealized)           1.48            2.54
-----------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.48            2.54
-----------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                  --              --
  Distributions (from capital gains)*                                   (1.78)           (.10)
-----------------------------------------------------------------------------------------------
Total Distributions                                                     (1.78)           (.10)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 12.14          $12.44
-----------------------------------------------------------------------------------------------
Total Return**                                                          12.00%          25.38%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $10,532          $9,401
Average Net Assets for the Period (in thousands)                      $ 9,724          $8,135
Ratio of Gross Expenses to Average Net Assets***(3)                      1.43%           1.50%
Ratio of Net Expenses to Average Net Assets***(3)                        1.42%           1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.34)%         (0.67)%
Portfolio Turnover Rate***                                                110%             65%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.
(2)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.
(3)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  12

Notes to Schedule of Investments

Russell 1000(R) Growth Index     Contains those securities in the Russell 1000
                                 Index with a greater-then-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

REIT                             Real Estate Investment Trust

*     Non-income-producing security.


13  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Risk-Managed Growth Portfolio (formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. The Portfolio began investment operations on January 2, 2003.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.


                                       Janus Aspen Series  December 31, 2004  14

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.


15  Janus Aspen Series  December 31, 2004

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.25% to 1.10% of average daily net assets.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce custodian fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

Portfolio                                      DST Securities, Inc.    Portfolio Expense    DST Systems
                                                 Commissions Paid          Reduction           Costs
-------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)           $--                    $--             $1,227
-------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.


                                       Janus Aspen Series  December 31, 2004  16

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                Undistributed     Undistributed                        Post          Other Book           Net Tax
                                   Ordinary         Long-Term      Accumulated        October          to Tax          Appreciation/
Portfolio                           Income            Gains       Capital Losses     Deferral        Differences      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed
  Growth Portfolio(1)              $72,920          $142,900           $--              $--              $--            $1,376,675
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                       Federal Tax         Unrealized         Unrealized
Portfolio                                                 Cost           Appreciation       (Depreciation)
----------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)           $9,129,660          $1,522,963         $(146,288)
----------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                    Distributions
For the fiscal year ended December 31, 2004     --------------------------------------------------
                                                From Ordinary      From Long-Term    Tax Return of     Net Investment
Portfolio                                           Income          Capital Gains       Capital             Loss
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)       $249,047          $1,117,319           $--               $--
---------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.

                                                                    Distributions
For the fiscal period ended December 31, 2003   --------------------------------------------------
                                                From Ordinary      From Long-Term    Tax Return of     Net Investment
Portfolio                                           Income          Capital Gains       Capital             Loss
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)       $73,650               $--              $--               $--
---------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.


17  Janus Aspen Series  December 31, 2004

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period December 31
Portfolio                                                     2004(2)    2003(3)
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)                   1.73%      2.58%
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.

5. CAPITAL SHARE TRANSACTIONS

                                                                Janus Aspen
                                                                Risk-Managed
For the fiscal year or period ended December 31              Growth Portfolio(1)
(all numbers in thousands)                                     2004      2003(2)
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                    --       750
  Reinvested dividends and distributions                        112         6
  Shares Repurchased                                             --        --
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           112       756
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                         756        --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                               868       756
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.
(2)   Fiscal period from January 2, 2003 (inception date) through December 31,
      2003.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004

                                                                                        Purchase of Long-       Proceeds from Sales
                                                Purchase of     Proceeds from Sales   Term U.S. Government       of Long-Term U.S.
Portfolio                                        Securities        of Securities           Obligations        Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)   $10,698,161          $10,751,263                $--                      $--
------------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.


                                       Janus Aspen Series  December 31, 2004  18

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


19  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Risk-Managed Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Risk-Managed Growth Portfolio (formerly known as Janus Aspen Risk-Managed Large Cap Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                       Janus Aspen Series  December 31, 2004  20

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


21  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  22

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


23  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1)                                24%
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.

Capital Gains Distribution

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Growth Portfolio(1))                        $1,117,319
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Risk-Managed Large Cap Growth Portfolio.


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  28

Notes









29  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  30

Notes









31  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                     ###-##-#### 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Small Company Value Portfolio

                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ...................2
Statement of Assets and Liabilities ..........................................7
Statement of Operations ......................................................8
Statements of Changes in Net Assets ..........................................9
Financial Highlights ........................................................10
Notes to Schedule of Investments ............................................11
Notes to Financial Statements ...............................................12
Report of Independent Registered Public Accounting Firm .....................18
Additional Information ......................................................19
Explanations of Charts, Tables and Financial Statements .....................20
Designation Requirements ....................................................22
Trustees and Officers .......................................................23

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Small Company Value Portfolio
(unaudited)

                                               Managed by Bay Isle Financial LLC
================================================================================
Portfolio Strategy

This diversified portfolio invests primarily in common stocks of small-sized companies whose stock prices are believed to be undervalued.
================================================================================

Performance Overview

During the 12 months ended December 31, 2004, Janus Aspen Small Company Value Portfolio gained, returning 18.16% for its Service Shares. This compares to a 22.25% gain for the Portfolio's benchmark, the Russell 2000(R) Value Index.

Our gains were held in check by the weaker-than-expected results of a number of our holdings in the materials and communications services sectors. However, helping the Portfolio to gain ground were a number of individual stock picks within the healthcare equipment and services group, the consumer durables and apparel group, and the real estate sector.

Strategy in this Environment

The underperformance was not limited to one sector. Rather, as a whole, the portfolio simply did not appreciate as much as the benchmark. Part of our investment process is to focus on stocks that we believe have below-average risk, primarily in the form of leverage. This characteristic can lead to a portfolio that does not rise as much as the market during periods of rapid appreciation, which was the case for us during the year. The corollary is the expectation of outperformance during weaker markets.

Portfolio Composition

Approximately 97.5 % of the Portfolio's total net assets were invested in stocks as of December 31, 2004, while another 2.5% remained in cash. The Portfolio's top 10 equity holdings accounted for 20.8% of its total net assets as of December 31, 2004.

Industrials, Consumer and Healthcare Stocks Were Among the Portfolio's Stronger Performers

Our top contributor during the year was Applied Industrial Technologies, a distributor of industrial and fluid power products. Industrial production continued to increase during the period, and Applied Industrial Technologies was a direct beneficiary of this trend. More recently, the company announced that it expects quarterly revenue to grow roughly 12%, which is at the high end of the company's estimated range.

Steiner Leisure, a provider of spa services on cruise ships was another strong contributor to the Portfolio's results. Higher attendance levels in the cruise ship industry and positive sentiment pushed this stock higher. During the period, Steiner renewed its contract with Princess Cruise Lines, which is closing its in-house spas and will therefore depend on Steiner to fill this much-desired service on its ships.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                             December 31, 2004         December 31, 2003
Applied Industrial
   Technologies, Inc.               2.6%                      1.7%
Amerigroup Corp.                    2.4%                      1.0%
Steiner Leisure, Ltd.               2.2%                      1.1%
RC2 Corp.                           2.1%                      1.4%
Brookstone, Inc.                    2.1%                      1.5%
Cabot Corp.                         2.0%                      1.7%
Dycom Industries, Inc.              1.9%                      1.7%
TriCo Bancshares                    1.9%                      1.3%
Zale Corp.                          1.8%                      1.7%
Ruddick Corp.                       1.8%                      1.5%

Amerigroup, a managed healthcare company, also continued to perform well. The company recently closed its acquisition of CarePlus Health Plan in New York. This acquisition is accretive, leading to an increase in projected earnings for 2005. In our opinion, this stock remains reasonably cheap relative to its peers.


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Small Company Value Portfolio
(unaudited)

Weak Performers Included a Manufacturer of Gambling Machines as well as Technology and Electronics Companies

Multimedia Games, a designer and manufacturer of gambling machines, proved to be the period's most disappointing stock. The company revealed to investors that earnings growth this year would be significantly less than expected. We continue to hold the stock due to its very modest valuation but are keeping a very close eye on it.

Zoran, a developer of chips for DVD players and digital cameras, also posted very disappointing performance. Zoran reported that its chips were not selling as well as expected particularly due to weaker demand in China. Inventory build-up seems to have caught the company unaware and this has led to lower revenue and higher- than-expected pressure on the average selling price of Zoran's chips. We continue to hold the stock primarily due to its low valuation.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITED]

                                     Janus Aspen Small         Russell 2000(R)
                                   Company Value Portfolio       Value Index
                                   -----------------------       -----------
Commercial Banks                            18.0%                  11.0%
REIT - Office Property                       4.6%                   2.3%
Savings/Loan/Thrifts                         4.6%                   3.4%
Machinery - General Industrial               3.7%                   0.8%
REIT - Shopping Centers                      3.1%                   1.3%

Kemet, a manufacturer of passive electronic components used in electronic equipment that store energy in the form of an electrostatic field, also declined during the period. The stock fell as doubts arose over the strength of the technology industry. We continue to hold the stock as we believe valuations remain attractive.

Investment Strategy and Outlook

It is a new year and one of Wall Street's favorite exercises, forecasting, has long been underway. Several issues are weighing on the market. Foremost is the pace of the Federal Reserve Bank's campaign to raise interest rates. We believe the Fed is clearly concerned that its monetary policy is too loose, leading to a new asset bubble and excessive risk-taking. In addition, the possible re-emergence of inflation remains a concern of the Federal Reserve Board.

The specter of the twin deficits (the current account deficit and the budget deficit) getting out of control clearly worries the market. President Bush's ambitious legislative agenda, with Social Security privatization and tax code reform as top priorities, could add further to the already significant budget deficit. Any hint that these deficits are becoming too large would likely stir the markets and drive interest rates up further.

We believe the pace of job creation will have a significant impact on the market as we progress through 2005. Job creation during this recovery has been somewhat lackluster by historical standards, and if the pace either slows or comes to a halt, the market will likely suffer.

We continue to monitor the dollar and its decline with great interest. A continued, orderly decline will probably not cause any disruption in the U.S. economy and may even be beneficial as U.S. exports become more competitive. Currencies, unfortunately, have a habit of descending in a disorderly fashion, which could cause great disruption for the U.S. and world economies.

The credit spread (the difference between a composite of B rated bonds and the 10-year Treasury note) has narrowed significantly during the last two years, indicating a distinct appetite for risk among investors. Nonetheless, we believe that this spread will widen, and investors will again be intrigued by higher-quality companies with lower credit risk - in other words, the companies we prefer to invest in. We will continue to diligently search for new investment candidates in an effort to enhance the performance of the Portfolio, relying on both the process and discipline that characterize this Portfolio.

Thank you for your continued investment and confidence.


3  Janus Aspen Series  December 31, 2004

 (unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                   Janus Aspen Small Company
                       Value Portfolio -         Russell 2000(R)
                        Service Shares             Value Index
                        --------------             -----------
12/31/2002*                $ 10,000                 $ 10,000
01/31/2003                 $  9,660                 $  9,718
02/28/2003                 $  9,630                 $  9,392
03/31/2003                 $  9,740                 $  9,492
04/30/2003                 $ 10,500                 $ 10,394
05/31/2003                 $ 11,390                 $ 11,455
06/30/2003                 $ 11,670                 $ 11,649
07/31/2003                 $ 12,360                 $ 12,230
08/31/2003                 $ 12,790                 $ 12,694
09/30/2003                 $ 12,570                 $ 12,549
10/31/2003                 $ 13,370                 $ 12,572
11/30/2003                 $ 13,920                 $ 14,093
12/31/2003                 $ 14,210                 $ 14,603
 1/31/2004                 $ 14,440                 $ 15,108
 2/29/2004                 $ 14,610                 $ 15,400
 3/31/2004                 $ 14,880                 $ 15,613
 4/30/2004                 $ 14,070                 $ 14,806
 5/31/2004                 $ 14,190                 $ 14,984
 6/30/2004                 $ 15,115                 $ 15,746
 7/31/2004                 $ 14,558                 $ 15,022
 8/31/2004                 $ 14,620                 $ 15,169
 9/30/2004                 $ 15,332                 $ 15,769
10/31/2004                 $ 15,374                 $ 16,014
11/30/2004                 $ 16,386                 $ 17,435
12/31/2004                 $ 16,779                 $ 17,851

Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                                    One              Since
                                                   Year            Inception*
--------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio -
Service Shares                                     18.16%           29.53%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index                        22.25%           33.61%
--------------------------------------------------------------------------------
Lipper Ranking - based on total returns
for Variable Annuity Small-Cap Core Funds         48/114           49/101
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - December 31, 2002

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                    Beginning Account Value   Ending Account Value     Expenses Paid During Period
Expense Example - Service Shares          (7/1/04)                (12/31/04)               (7/1/04-12/31/04) *
------------------------------------------------------------------------------------------------------------------
Actual                                   $ 1,000.00               $ 1,110.10                     $ 8.43
------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)              $ 1,000.00               $ 1,017.14                     $ 8.06
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See Explanations of Charts, Tables and Financial Statements

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

Bay Isle Financial LLC is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Small Company Value Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Common Stock - 97.5%
Building and Construction - Miscellaneous - 1.9%
          1,698   Dycom Industries, Inc.* .......................$       51,823
Building Products - Lighting Fixtures - 1.4%
            448   Genlyte Group, Inc.* ..........................        38,385
Capacitators - 0.5%
          1,442   KEMET Corp.* ..................................        12,906
Chemicals - Diversified - 0.7%
            418   FMC Corp.* ....................................        20,189
Chemicals - Specialty - 2.0%
          1,460   Cabot Corp. ...................................        56,473
Collectibles - 2.1%
          1,790   RC2 Corp.* ....................................        58,354
Commercial Banks - 18.0%
            951   1st Source Corp. ..............................        24,260
            445   BancFirst Corp. ...............................        35,146
            295   BancorpSouth, Inc. ............................         7,189
          1,329   Bank of Granite Corp. .........................        27,776
          1,006   Camden National Corp. .........................        39,646
          1,482   Community Bank System, Inc. ...................        41,867
            209   First Citizens BancShares, Inc. - Class A .....        30,984
          1,270   First Commonwealth Financial Corp. ............        19,545
          1,016   First Financial Corp. .........................        35,590
            756   First of Long Island Corp. ....................        38,140
            796   Omega Financial Corp. .........................        27,287
          1,090   Peoples Bancorp, Inc. .........................        29,899
          1,002   Simmons First National Corp. - Class A ........        29,008
          2,203   TriCo Bancshares ..............................        51,550
            397   UMB Financial Corp. ...........................        22,494
          1,209   Washington Trust Bancorp, Inc. ................        35,436
                                                                        495,817
Commercial Services - 2.2%
          2,069   Steiner Leisure, Ltd.* ........................        61,822
Computer Services - 1.1%
            449   CACI International, Inc.* .....................        30,590
Consulting Services - 1.3%
          1,689   FTI Consulting, Inc.* .........................        35,587
Distribution/Wholesale - 1.5%
            911   United Stationers, Inc.* ......................        42,088
Electric - Integrated - 1.1%
            547   Central Vermont Public Service Corp. ..........        12,723
            685   Otter Tail Corp. ..............................        17,488
                                                                         30,211
Electronic Components - Miscellaneous - 0.5%
          1,145   Plexus Corp.* .................................        14,896
Electronic Components - Semiconductors - 0.6%
          1,433   Zoran Corp.* ..................................        16,594
Entertainment Software - 1.0%
            814   Take-Two Interactive Software, Inc.* ..........        28,319
Environmental Consulting and Engineering - 0.7%
          1,208   TRC Companies, Inc.* ..........................        20,536
Food - Canned - 0.9%
          2,341   Del Monte Foods Co.* ..........................        25,798
Food - Diversified - 1.2%
            701   J & J Snack Foods Corp. .......................        34,370
Food - Retail - 2.9%
          2,230   Ruddick Corp. .................................        48,369
            814   Weis Markets, Inc. ............................        31,396
                                                                         79,765
Footwear and Related Apparel - 0.7%
            978   Steven Madden, Ltd.* ..........................        18,445
Gas - Distribution - 1.0%
            498   Atmos Energy Corp. ............................        13,620
            657   Piedmont Natural Gas Company, Inc. ............        15,269
                                                                         28,889
Human Resources - 1.2%
          3,883   Spherion Corp.* ...............................        32,617
Internet Applications Software - 3.0%
          2,379   Interwoven, Inc.* .............................        25,884
          3,787   Stellent, Inc.* ...............................        33,401
         16,662   Vignette Corp.* ...............................        23,160
                                                                         82,445
Leisure and Recreation Products - 1.1%
          1,923   Multimedia Games, Inc.* .......................        30,306
Machinery - General Industrial - 3.7%
          2,619   Applied Industrial Technologies, Inc. .........        71,761
          1,462   Stewart & Stevenson Services, Inc. ............        29,576
                                                                        101,337
Medical - HMO - 2.4%
            892   Amerigroup Corp.* .............................        67,489
Medical - Nursing Homes - 0.8%
            767   Kindred Healthcare, Inc.* .....................        22,972
Medical Instruments - 1.2%
            809   Datascope Corp. ...............................        32,109
Medical Labs and Testing Services - 1.2%
            848   Covance, Inc.* ................................        32,860
Medical Products - 1.1%
            429   Cooper Companies, Inc. ........................        30,283
Multi-Line Insurance - 1.2%
          1,052   American Financial Group, Inc. ................        32,938
Non-Ferrous Metals - 0.6%
            823   RTI International Metals, Inc.* ...............        16,904
Office Furnishings - Original - 1.3%
            831   HNI, Corp. ....................................        35,775
Oil - Field Services - 1.3%
          1,245   Tetra Technologies, Inc.* .....................        35,234
Oil and Gas Drilling - 1.1%
            559   Atwood Oceanics, Inc.* ........................        29,124
Oil Field Machinery and Equipment - 1.4%
            333   Cooper Cameron Corp.* .........................        17,919
            647   Maverick Tube Corp.* ..........................        19,604
                                                                         37,523
Paper and Related Products - 0.8%
            789   Louisiana-Pacific Corp. .......................        21,098


See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                              Value
================================================================================
Printing - Commercial - 1.6%
          2,681   Bowne & Company, Inc. .........................$       43,593
REIT - Health Care - 0.6%
            650   Nationwide Health Properties, Inc. ............        15,438
REIT - Hotels - 0.6%
          1,151   Innkeepers USA Trust ..........................        16,344
REIT - Office Property - 4.6%
            205   Alexandria Real Estate Equities, Inc. .........        15,256
            710   Kilroy Realty Corp. ...........................        30,353
            768   Maguire Properties, Inc. ......................        21,089
            730   Prentiss Properties Trust .....................        27,886
            543   SL Green Realty Corp. .........................        32,879
                                                                        127,463
REIT - Regional Malls - 1.0%
            424   Macerich Co. ..................................        26,627
REIT - Shopping Centers - 3.1%
            875   Acadia Realty Trust ...........................        14,263
            499   Pan Pacific Retail Properties, Inc. ...........        31,287
            731   Regency Centers Corp. .........................        40,497
                                                                         86,047
REIT - Warehouse and Industrial - 2.2%
          1,000   Catellus Development Corp. ....................        30,600
          1,272   First Potomac Realty Trust ....................        29,002
                                                                         59,602
Research and Development - 1.1%
            738   Pharmaceutical Product Development, Inc.* .....        30,472
Retail - Bookstore - 0.9%
            773   Barnes & Noble, Inc.* .........................        24,945
Retail - Computer Equipment - 0.3%
            328   GameStop Corp. - Class B* .....................         7,350
Retail - Jewelry - 1.8%
          1,664   Zale Corp.* ...................................        49,704
Retail - Mail Order - 2.1%
          2,890   Brookstone, Inc.* .............................        56,500
Retail - Restaurants - 1.1%
            720   CBRL Group, Inc. ..............................        30,132
Retail - Video Rental - 1.2%
          1,677   Movie Gallery, Inc. ...........................        31,980
Savings/Loan/Thrifts - 4.6%
          1,033   First Defiance Financial Corp. ................        29,410
            784   FirstFed Financial Corp.* .....................        40,666
            931   Parkvale Financial Corp. ......................        26,803
          1,034   Provident Financial Holdings, Inc. ............        29,831
                                                                        126,710
Telecommunication Equipment - Fiber Optics - 0.5%
          5,871   Optical Communication Products, Inc.* .........        14,678
Toys - 1.6%
          1,938   Jakks Pacific, Inc.* ..........................        42,849

Water - 1.3%
          1,425   American States Water Co. .....................        37,050
Wire and Cable Products - 0.6%
            681   Belden CDT, Inc. ..............................        15,799
--------------------------------------------------------------------------------
Total Common Stock (cost $2,128,585) ............................     2,686,154
--------------------------------------------------------------------------------
Repurchase Agreement - 3.6%
      $ 100,000   Merrill Lynch & Company, Inc., 2.20%
                    dated 12/31/04, maturing 1/3/05
                    to be repurchased at $100,018
                    collaterized by $346,009
                    in U.S. Government Agencies
                    4.50% - 7.00%, 6/1/18 - 10/01/34
                    with a value of $102,001
                    (cost $100,000) .............................       100,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,228,585) - 101.1% ..............     2,786,154
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other
  Assets - (1.1)% ...............................................       (31,091)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$    2,755,063
--------------------------------------------------------------------------------

Summary of Investments by Country


Country                             Value             % of Investment Securities
--------------------------------------------------------------------------------
Bahamas                       $    61,822                                   2.2%
United States++                 2,724,332                                  97.8%
--------------------------------------------------------------------------------
Total                         $ 2,786,154                                 100.0%

++Includes Short-Term Securities (94.2% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                       Small
                                                                      Company
As of December 31, 2004                                                Value
(all numbers in thousands except net asset value per share)         Portfolio(1)
--------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $2,229
  Investments at value                                                 $2,786
    Cash                                                                   91
    Receivables:
       Investments sold                                                    53
       Portfolio shares sold                                               --
       Dividends                                                            6
       Interest                                                            --
       Due from adviser                                                     8
    Other Assets                                                           --
--------------------------------------------------------------------------------
Total Assets                                                            2,944
--------------------------------------------------------------------------------
Liabilities:
    Payables:
       Investments purchased                                              151
       Portfolio shares repurchased                                         9
       Advisory fees                                                        2
       Transfer agent fees and expenses                                    --
       Distribution fees - Service Shares                                   1
       Service fees - Service Shares                                       --
    Accrued expenses                                                       26
--------------------------------------------------------------------------------
Total Liabilities                                                         189
Net Assets                                                             $2,755
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $2,197
  Undistributed net investment income/(loss)*                              --
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                      --
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                      558
--------------------------------------------------------------------------------
Total Net Assets                                                       $2,755
--------------------------------------------------------------------------------
Net Assets - Service Shares                                            $2,755
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)      173
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $15.90
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

See Notes to Financial Statements.


7  Janus Aspen Series December  31, 2004

Statement of Operations

                                                                    Janus Aspen
                                                                       Small
                                                                      Company
For the fiscal year ended December 31, 2004                            Value
(all numbers in thousands)                                          Portfolio(1)
--------------------------------------------------------------------------------
Investment Income:
   Interest                                                             $   1
   Dividends                                                               31
--------------------------------------------------------------------------------
Total Investment Income                                                    32
--------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                           15
   Transfer agent fees and expenses                                         2
   Registration fees                                                       --
   Custodian fees                                                           9
   System fees                                                             17
   Printing expenses                                                        4
   Legal fees                                                               6
   Audit fees                                                              25
   Trustees' fees and expenses                                              5
   Distribution fees - Service Shares                                       5
   Service fees - Service Shares                                            2
   Other expenses                                                           3
   Non-recurring costs (Note 2)                                            --
   Costs assumed by Janus Capital Management LLC (Note 2)                  --
--------------------------------------------------------------------------------
Total Expenses                                                             93
Expense and Fee Offsets                                                    --
Net Expenses                                                               93
Less: Excess Expense Reimbursement                                        (60)
Net Expenses after Expense Reimbursement                                   33
Net Investment Income/(Loss)                                               (1)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                   58
   Change in unrealized net appreciation/(depreciation) of investments
     and foreign currency transactions                                    313
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    371
Net Increase/(Decrease) in Net Assets Resulting from Operations         $ 370
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                                       Janus Aspen
                                                                       Small Company
For the fiscal year ended December 31                                Value Portfolio(1)
(all numbers in thousands)                                          2004      2003(2)
---------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1)   $     1
  Net realized gain/(loss) from investment
   and foreign currency transactions                                   58         59
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                   313        248
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       370        308
---------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Service Shares                                                     (4)        --
  Net realized gain from investment transactions*
    Service Shares                                                   (114)        --
---------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (118)        --
---------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Service Shares                                                  1,138        906
  Reinvested dividends and distributions
    Service Shares                                                    118         --
  Shares repurchased
    Service Shares                                                   (379)       (84)
---------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               877        822
---------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               1,129      1,130
Net Assets:
  Beginning of period                                               1,626        496
---------------------------------------------------------------------------------------
End of period                                                     $ 2,755    $ 1,626
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $    --    $     1
---------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements
(1)   Formerly named Janus Aspen Small Cap Value Portfolio.
(2) Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Service Shares
                                                                            Janus Aspen Small
For a share outstanding during the                                     Company Value Portfolio(1)
fiscal year or period ended December 31                            2004          2003        2002(2)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $   14.20     $    9.92    $   10.00
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income/(loss)                                          .01           .02           --(3)
 Net gain/(loss) on securities (both realized and unrealized)         2.51          4.26         (.08)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                      2.52          4.28         (.08)
-----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             (.02)           --           --
  Distributions (from capital gains)*                                 (.80)           --           --
-----------------------------------------------------------------------------------------------------
Total Distributions                                                   (.82)           --           --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $   15.90     $   14.20    $    9.92
-----------------------------------------------------------------------------------------------------
Total Return**                                                       18.16%        43.15%       (0.80)%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   2,755     $   1,626    $     496
Average Net Assets for the Period (in thousands)                 $   2,062     $     856    $      --
Ratio of Gross Expenses to Average Net Assets***(4)                   1.60%         1.60%         N/A
Ratio of Net Expenses to Average Net Assets***(4)                     1.59%         1.60%         N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***       (0.05)%        0.14%         N/A
Portfolio Turnover Rate***                                              43%           50%           0%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Formerly named Janus Aspen Small Cap Value Portfolio.
(2)   Portfolio commenced operations on December 31, 2002 (inception date).
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(4)   See Note 4 in Notes to Financial Statements.


See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Notes to Schedule of Investments

Russell 2000(R) Value Index             Is an unmanaged index which measures the
                                        performance of those Russell 2000
                                        companies with lower price-to-book and
                                        price-to-earnings ratios. It is a
                                        generally recognized indicator to
                                        measure overall small company
                                        value-stock performance.

REIT                                    Real Estate Investment Trust

*     Non-income-producing security.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


11  Janus Aspen Series  December 31, 2004

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (formerly named Janus Aspen Small Cap Value Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002. The Portfolio began investment operations on December 31, 2002.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter of 2005, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting


                                       Janus Aspen Series  December 31, 2004  12
from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2.    INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.75% to 0.74%.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to the Portfolio. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of 0.75% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate


13  Janus Aspen Series  December 31, 2004

Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio. Effective July 1, 2004, the annual rate was reduced from 1.35% to 1.34% of average daily net assets.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

Portfolio                                         DST Securities, Inc.    Portfolio Expense        DST Systems
                                                    Commissions Paid          Reduction               Costs
--------------------------------------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)            $ --                   $ --                  $ 1,228
--------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.


                                       Janus Aspen Series  December 31, 2004  14

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                             Undistributed    Undistributed  Accumulated    Post     Other Book        Net Tax
                                Ordinary        Long-Term      Capital     October     to Tax        Appreciation/
Portfolio                        Income           Gains         Losses     Deferral  Differences    (Depreciation)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Small Company
  Value Portfolio(1)              $ --            $ 937         $ --         $ --       $ --           $ 556,756
------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                   Federal Tax       Unrealized       Unrealized
Portfolio                                            Cost           Appreciation     (Depreciation)
---------------------------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)      $ 2,229,398        $ 592,202        $ (35,446)
---------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                   Distributions
For the fiscal year ended December 31, 2004      -----------------------------------------------
                                                                                                      Net
                                                 From Ordinary    From Long-Term    Tax Return of   Investment
Portfolio                                            Income        Capital Gains     Capital          Loss
--------------------------------------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)        $ 81,192          $ 36,314         $ --           $ --
--------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

                                                               Distributions
For the fiscal year ended December 31, 2003   ------------------------------------------------
                                              From Ordinary     From Long-Term   Tax Return of    Net Investment
Portfolio                                         Income        Capital Gains       Capital            Loss
----------------------------------------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)       $ --              $ --            $ --              $ --
----------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.


15  Janus Aspen Series  December 31, 2004

4.    EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended December 31            Services Shares
Portfolio                                           2004(2)    2003     2002(3)
--------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)         4.49%    12.61%     N/A
--------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3)   Portfolio commenced operations on December 31, 2002 (inception date).

5.    CAPITAL SHARE TRANSACTIONS

                                                               Janus Aspen
                                                            Small Company Value
 For the fiscal year ended December 31                         Portfolio(1)
 (all numbers in thousands)                                   2004      2003
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Services Shares
  Shares sold                                                   77       71
  Reinvested dividends and distributions                         8       --
  Shares Repurchased                                           (26)      (6)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions           59       64
--------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                        114       50
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                              173      114
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004



                                                                                Purchase of Long-   Proceeds from Sales
                                                               Proceeds from       Term U.S.        of Long-Term U.S.
                                                Purchase of       Sales             Government         Government
Portfolio                                       Securities     of Securities       Obligations         Obligations
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)   $ 1,638,488      $ 859,444              $ --               $ --
-----------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Small Cap Value Portfolio.


                                         Janus Aspen Series December 31, 2004 16

7.    PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


17  Janus Aspen Series  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Small Company Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Small Company Value Portfolio (formerly known as Janus Aspen Small Cap Value Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


                                         Janus Aspen Series December 31, 2004 18

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


19  Janus Aspen Series  December 31, 2004

Explanations of Charts, Tables and Financial Statements (unaudited)

1.    PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2.    SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A.   FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.   FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3.    STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


                                       Janus Aspen Series  December 31, 2004  20

Explanations of Charts, Tables and Financial

4.    STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio. The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.    STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.    FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


21  Janus Aspen Series  December 31, 2004

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Capital Gains Distribution

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)                            $ 36,314
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Small Cap Value Portfolio.

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Small Company Value Portfolio(1)                                 27%
--------------------------------------------------------------------------------
(1)   Formerly named Janus Aspen Small Cap Value Portfolio.


                                       Janus Aspen Series  December 31, 2004  22

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen         Chairman         3/04-Present   Private Investor.                    61             Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206         Trustee          9/93-Present
Age 61

William F. McCalpin      Trustee          6/02-Present   Executive Vice President and Chief   59             Founding Director and
151 Detroit Street                                       Operating Officer of the Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development
Age 47                                                   foundation).                                        Foundation; Trustee
                                                                                                             and Vice President,
                                                                                                             Asian Cultural Council.

John W. McCarter, Jr.    Trustee          6/02-Present   President and Chief Executive        59             Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                      and Director,
Denver, CO 80206                                         Natural History.                                    Divergence LLC;
Age 66                                                                                                       Director of A.M. Castle
                                                                                                             & Co., and W.W.
                                                                                                             Grainger, Inc.; Trustee
                                                                                                             of Harris Insight Funds
                                                                                                             Trust (19 portfolios),
                                                                                                             WTTW (Chicago
                                                                                                             public television
                                                                                                             station), the
                                                                                                             University of Chicago
                                                                                                             and Chicago Public
                                                                                                             Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


23  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                         Positions Held   Length of      Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Portfolio   Time Served    During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe           Trustee          9/93-Present   Professor Emeritus of Business,      61             Co-founder and
151 Detroit Street                                       University of Colorado.                             Managing Director,
Denver, CO 80206                                         Formerly, Professor of Business,                    Roaring Fork Capital
Age 61                                                   University of Colorado, Colorado                    Partners (private
                                                         Springs, CO (1986-2004),                            equity firm); Director,
                                                         Distinguished Visiting Professor of                 Red Robin Gourmet
                                                         Business (2001-2002), Thunderbird                   Burgers, Inc.
                                                         (American Graduate School of
                                                         International Management), Phoenix,
                                                         AZ; and Principal (1988-1999) of
                                                         Phillips-Smith Retail Group,
                                                         Addison, TX (a venture capital
                                                         firm).

William D. Stewart       Trustee          9/93-Present   Corporate Vice President and         59             N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 60                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee          9/93-Present   Consultant.                          59             N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Trustee          5/93-Present   Formerly, President (1978-2002)      61             N/A
151 Detroit Street                                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 67                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation and Director (1997-
                                                         2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                       Janus Aspen Series  December 31, 2004  24

Trustees and Officers (unaudited)

Officers

                                                                     Term of Office* and     Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Heidi W. Hardin           Vice President                             4/00-Present            Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital and Janus
Denver, CO 80206                                                                             Services LLC. Formerly, Vice President
Age 37                                                                                       and Senior Legal Counsel (1995-1999)
                                                                                             for Stein Roe & Farnham, Inc.

Bonnie M. Howe            Vice President                             12/99-Present           Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 39                                                                                       LLC. Formerly, Assistant Vice President
                                                                                             (1997-1999) and Associate Counsel
                                                                                             (1995-1999) for Janus Capital
                                                                                             Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus
                                                                                             Service Corporation.

Kelley Abbott Howes       General Counsel                            4/04-Present            Senior Vice President and General
151 Detroit Street                                                                           Counsel of Janus Capital; Senior Vice
Denver, CO 80206          Vice President and Secretary               12/99-Present           President and Assistant General Counsel
Age 39                                                                                       of Janus Services LLC; Vice President
                                                                                             and Assistant General Counsel of
                                                                                             Distributors LLC. Formerly, Vice
                                                                                             Janus President of Domestic Funds of
                                                                                             Janus Capital (2000-2004); Assistant
                                                                                             General Counsel of Janus Capital
                                                                                             (1999-2004); Assistant Vice President
                                                                                             (1997-1999) of Janus Capital
                                                                                             Corporation; Chief Compliance Officer,
                                                                                             Director and President (1997-1999) of
                                                                                             Janus Distributors, Inc.; and Assistant
                                                                                             Vice President (1998-2000) of Janus
                                                                                             Service Corporation.

David R. Kowalski         Vice President and Chief                   6/02-Present            Vice President and Chief Compliance
151 Detroit Street        Compliance Officer                                                 Officer of Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus Services
Age 47                                                                                       LLC; Chief Compliance Officer of Bay
                                                                                             Isle Financial LLC and Enhanced
                                                                                             Investment Technologies LLC.
                                                                                             Formerly, Assistant Vice President of
                                                                                             Janus Services LLC (2002-2004);
                                                                                             Senior Vice President and Director
                                                                                             (1985-2000) of Mutual Fund
                                                                                             Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

                                                                     Term of Office* and    Principal Occupations
Name, Age and Address     Positions Held with Portfolio              Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller          President and Chief Executive Officer      11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                          Operating Officer of Janus Capital Group
Denver, CO 80206                                                                            Inc. and Janus Capital; President of
Age 53                                                                                      Janus Distributors LLC and Janus Capital
                                                                                            International LLC; Executive Vice
                                                                                            President of Janus Services LLC;
                                                                                            President and Director of Janus
                                                                                            Management Holdings Corporation;
                                                                                            Chief Operating Officer and President
                                                                                            of Capital Group Partners, Inc; and
                                                                                            Director of Janus World Funds and
                                                                                            Janus Capital Trust Manager Limited.
                                                                                            Formerly, President and Chief
                                                                                            Executive Officer of ICMA Retirement
                                                                                            Corporation (1993-2003).

Stephanie Queisert        Assistant Treasurer**                      3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                          Janus Capital. Formerly, Manager
Denver, CO 80206                                                                            (2001-2003) of Financial Reporting
Age 32                                                                                      for Janus Capital or Janus Capital
                                                                                            Corporation and Supervisor (1999-
                                                                                            2000) of Financial Reporting for Janus
                                                                                            Capital Corporation.

Loren M. Starr            Vice President and Chief Financial Officer 11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                          Financial Officer of Janus Capital,
Denver, CO 80206          President and Chief Executive Officer      9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                      Services LLC; Vice President and Chief
                                                                                            Financial Officer of Janus Distributors
                                                                                            LLC, Janus Management Holdings
                                                                                            Corporation and Janus Institutional
                                                                                            Services LLC; Vice President, Treasurer,
                                                                                            Chief Financial Officer and Director of
                                                                                            Janus International Limited; Director of
                                                                                            Janus Holdings Corporation and Janus
                                                                                            International Holdings LLC; and Board
                                                                                            member of Janus Global Funds SPC.
                                                                                            Formerly, Director of Janus Capital
                                                                                            Trust Manager Limited (2001-2004),
                                                                                            Janus World Principal Protected Funds
                                                                                            (2002-2004), Janus International
                                                                                            (Asia) Limited (2002-2004) and Janus
                                                                                            World Funds (2001-2004); Vice
                                                                                            President, Treasurer, and Chief
                                                                                            Financial Officer of Enhanced
                                                                                            Investment Technologies, LLC (2003-
                                                                                            2004); Vice President and Chief
                                                                                            Financial Officer of Janus Capital
                                                                                            International LLC (2002-2003);
                                                                                            Interim Director of Janus Capital
                                                                                            (2002-2003); Vice President of
                                                                                            Finance, Treasurer, Chief Financial
                                                                                            Officer (2001-2002) and Director
                                                                                            (2002) for Janus International Holding,
                                                                                            Inc.; and Managing Director, Treasurer
                                                                                            and Head of Corporate Finance and
                                                                                            Reporting (1998-2001) for Putnam
                                                                                            Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


                                       Janus Aspen Series  December 31, 2004  26

Notes




27  Janus Aspen Series  December 31, 2004

Notes




                                       Janus Aspen Series  December 31, 2004  28

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com

                [LOGO] JANUS | 151 Detroit Street
                             | Denver, CO 80206
                             | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-720 02-05

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Aspen Series
--------------------------------------------------------------------------------
      Janus Aspen Worldwide Growth Portfolio



                                                                    [LOGO] JANUS

Table of Contents

Portfolio Manager's Commentary and Schedule of Investments ..............     2
Statement of Assets and Liabilities .....................................     7
Statement of Operations .................................................     8
Statements of Changes in Net Assets .....................................     9
Financial Highlights ....................................................    10
Notes to Schedule of Investments ........................................    12
Notes to Financial Statements ...........................................    13
Report of Independent Registered Public Accounting Firm .................    21
Additional Information ..................................................    22
Explanations of Charts, Tables and Financial Statements .................    23
Designation Requirements ................................................    25
Trustees and Officers ...................................................    26

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2004. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


1  Janus Aspen Series  December 31, 2004

Janus Aspen Worldwide Growth Portfolio
(unaudited)

                                                               [PHOTO]
                                                               Jason Yee
                                                               portfolio manager

================================================================================
Portfolio Strategy

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.
================================================================================

Performance Overview

For the 12 months ended December 31, 2004, Janus Aspen Worldwide Portfolio appreciated 4.78% for its Institutional Shares, 4.53% for its Service Shares and 4.50% for its Service II Shares, compared to the 14.72% appreciation of its benchmark, the Morgan Stanley Capital International World Index(SM).

Investment Strategy in this Environment

Portfolio performance over the past year has been clearly disappointing. Having assumed management of the Portfolio only recently, on July 1, 2004, I have made significant changes over the past six months, which I believe will help restore performance. These include trimming the number of positions from over 150 names to fewer than 70, within our goal of 40-70 holdings going forward. I have also reduced the Portfolio's exposure to the volatile emerging markets from over 30% of total net assets to under 9%. These changes should help stabilize the Portfolio and help establish a firm foundation on which to build the Portfolio.

It is my unwavering belief that a solid investment process will lead to solid investment results over time. To that end, I do believe that there has been substantial progress in the Portfolio during my first six months at the helm, and am optimistic that this will be reflected in the results going forward.

Portfolio Composition

As of December 31, 2004, the Portfolio was invested primarily in overseas companies, representing 58.9% of its total net assets. 6.6% of this overseas allocation was invested in emerging markets. Meanwhile, domestic stocks represented 27.1% of total net assets. The Portfolio's cash position on this date was 14.0% and its top-10 equity holdings accounted for 31.9% of its total net assets.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2004   December 31, 2003
British Sky Broadcasting
  Group PLC                                       5.5%               1.8%
IAC/InterActiveCorp                               4.8%               0.4%
JPMorgan Chase & Co.                              4.1%                --
Tyco International, Ltd.
  (New York Shares)                               3.0%               2.8%
Walt Disney Co.                                   2.9%                --
Millea Holdings, Inc.                             2.7%               0.5%
Diageo PLC                                        2.4%                --
UnitedHealth Group, Inc.                          2.2%               1.7%
Heineken N.V                                      2.2%                --
Nestle S.A                                        2.1%                --

Contributing to Performance Were Select Industrial Conglomerate, Materials and Retail Stocks

Strong performance by InterActiveCorp, Tyco International and Cia Vale Rio Doce ("CVRD") offset losses in Easyjet, Compass Group and Nippon Telephone and Telegraph ("NTT") during the period. InterActiveCorp is a media and entertainment company that owns such well-known web- based brands such as Hotels.com, Expedia and Match.com. The stock rallied late in the year after reporting quarterly and annual earnings above Wall Street's estimates and announcing that its board had authorized the issuance of 80 million shares of InterActiveCorp stock. Industrial conglomerate Tyco continued to execute on its restructuring program successfully, putting its balance sheet and accounting issues behind and focusing on improving the returns in each of its business segments. CVRD, a Brazilian natural resource company, benefited from a very strong environment for commodities over the past year, as demand for iron ore helped support a robust pricing environment.

Airline, Foodservice and Telecom Companies Were Among the Portfolio's Detractors

Easyjet, a British low-cost airline, suffered from rising fuel prices and continued competitive pressures across the industry in general. Foodservice company Compass Group also fell quite significantly after reporting weak financial results as a result of deteriorating margins at its extremely profitable U.K. foodservice business. Finally, NTT, a Japanese provider of fixed and mobile telecommunications services, has been hurt by aggressive competition in both its mobile and landline telecom businesses.

The United Kingdom and Japan were geographies where the Portfolio significantly underperformed the Index, largely reflecting some of the disappointing investments mentioned above. Also, from an industry perspective, while our positions in the food and


                                        Janus Aspen Series  December 31, 2004  2

Janus Aspen Worldwide Growth Portfolio
(unaudited)

beverage industry as well as the energy industry produced gains for the Portfolio, they did not keep pace with the strong performance of these industry groups as a whole.

Investment Strategy and Outlook

While this first portfolio transition period may be nearly complete, there are still changes that need to be made in optimizing the Portfolio. More importantly, it will take time for all of the changes to have their desired impact. With an investment time horizon of 2-3 years, it is possible that many of the attractive investments we are making today may not contribute meaningfully to performance for some time. While I of course hope that the Portfolio will perform well in any given quarter or period, my investment decisions are driven by the desire to compound our investments at attractive rates over longer periods of time. Tolerating small, short-term pain for much bigger potential long-term gain is fundamental to the contrarian nature of my investing style. I believe this longer time horizon can be quite a competitive advantage, as I am willing to look beyond the shorter-term issues that the market may be myopically focused upon.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                         Janus Aspen           Morgan Stanley
                                          Worldwide        Capital International
                                       Growth Portfolio        World Index(SM)
                                       ----------------        ---------------

Multimedia                                  6.2%                     1.6%
Finance - Investment Bankers/Brokers        5.7%                     3.1%
Diversified Operations                      5.7%                     4.2%
Television                                  5.5%                     0.2%
E-Commerce/Services                         4.8%                     0.4%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United States                              27.1%
United Kingdom                             18.0%
Japan                                      12.5%
Switzerland                                 6.4%
Netherlands                                 5.4%

I feel we are making substantial progress on the optimization front, having added or built existing large positions, including British Sky Broadcasting Group PLC and JPMorgan Chase. I believe these positions represent some of the most attractive risk/rewards that we can find across the global investment landscape, and I am delighted to have the opportunity to invest in these world-class businesses and management teams at such attractive prices. British Sky Broadcasting Group PLC, commonly known as BSkyB, is the dominant pay television broadcaster in the United Kingdom. BSkyB fell sharply in recent months on concerns of slowing subscriber growth, increased capital expenditures, ramping subscriber acquisition costs, and a potentially more competitive broadcasting landscape. In taking the longer view, I believe that BSkyB is making the right strategic moves by reinvesting in its business to further enhance its outstanding competitive position. Although this may add up to decreased profitability in the near term, I believe these necessary investments should result in increased market penetration, higher subscriber growth and excellent profit margins in the coming years. I have used the market's volatility to increase the Portfolio's exposure substantially.

I also purchased a significant position in JPMorgan Chase, the well-known U.S. banking firm. Despite the financial sector being schizophrenically caught between worries of rising interest rates and a slowing economy, I believe the company is well-positioned to take advantage of cost synergies and scale benefits arising from its recently completed acquisition of Bank One. But I am also rather excited about the company's new management team, which includes former Citigroup executive Jamie Dimon. Mr. Dimon brings particular expertise in the area of risk management, a disciplined approach to capital allocation, and a detailed attention to expense control that I believe should continue to drive earnings and shareholder returns over the next several years.

Looking forward, I am cautiously optimistic about the environment for equities. While we are seeing slight signs of economic recovery around the globe, valuations remain fair rather than overwhelmingly attractive. As such, I continue to wait patiently for compelling investment opportunities to reach my buy prices, much like the above examples of BSkyB and JPMorgan Chase. The lack of overall market volatility always makes for a difficult environment for stock-pickers such as ourselves, but history teaches us that this should provide us with opportunities in the future.

In closing, I would like to thank you for your confidence and support. You can be assured that all of us here at Janus are steadfastly committed to restoring superior investment performance for our shareholders.

Thank you for your continued investment.


3  Janus Aspen Series  December 31, 2004

(unaudited)

Performance
================================================================================

Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                  Janus Aspen Worldwide        Morgan Stanley
                   Growth Portfolio -       Capital International
                  Institutional Shares           World Index
                  --------------------           -----------

 9/13/1993*               $10,000                  $10,000
 9/30/1993                $10,310                  $ 9,900
10/31/1993                $10,940                  $10,171
11/30/1993                $10,970                  $ 9,593
12/31/1993                $11,910                  $10,060
 1/31/1994                $12,521                  $10,721
 2/28/1994                $12,301                  $10,580
 3/31/1994                $11,910                  $10,122
 4/30/1994                $12,241                  $10,432
 5/31/1994                $12,060                  $10,457
 6/30/1994                $11,682                  $10,425
 7/31/1994                $11,842                  $10,621
 8/31/1994                $12,343                  $10,938
 9/30/1994                $12,213                  $10,649
10/31/1994                $12,564                  $10,949
11/30/1994                $12,223                  $10,472
12/31/1994                $12,093                  $10,571
 1/31/1995                $11,752                  $10,409
 2/28/1995                $11,852                  $10,559
 3/31/1995                $12,063                  $11,065
 4/30/1995                $12,363                  $11,448
 5/31/1995                $12,614                  $11,543
 6/30/1995                $13,186                  $11,537
 7/31/1995                $14,108                  $12,112
 8/31/1995                $14,349                  $11,840
 9/30/1995                $14,620                  $12,182
10/31/1995                $14,480                  $11,987
11/30/1995                $14,700                  $12,401
12/31/1995                $15,402                  $12,761
 1/31/1996                $15,875                  $12,989
 2/29/1996                $16,247                  $13,066
 3/31/1996                $16,720                  $13,280
 4/30/1996                $17,424                  $13,590
 5/31/1996                $18,139                  $13,599
 6/30/1996                $18,532                  $13,665
 7/31/1996                $17,932                  $13,179
 8/31/1996                $18,613                  $13,328
 9/30/1996                $18,888                  $13,847
10/31/1996                $19,040                  $13,941
11/30/1996                $19,884                  $14,719
12/31/1996                $19,875                  $14,481
 1/31/1997                $20,723                  $14,653
 2/28/1997                $21,071                  $14,819
 3/31/1997                $21,112                  $14,523
 4/30/1997                $21,183                  $14,995
 5/31/1997                $22,441                  $15,917
 6/30/1997                $23,635                  $16,709
 7/31/1997                $24,785                  $17,475
 8/31/1997                $23,325                  $16,304
 9/30/1997                $25,179                  $17,187
10/31/1997                $23,874                  $16,279
11/30/1997                $23,905                  $16,565
12/31/1997                $24,278                  $16,764
 1/31/1998                $25,212                  $17,228
 2/28/1998                $27,153                  $18,391
 3/31/1998                $28,523                  $19,164
 4/30/1998                $29,260                  $19,349
 5/31/1998                $30,132                  $19,103
 6/30/1998                $30,837                  $19,554
 7/31/1998                $31,127                  $19,520
 8/31/1998                $26,722                  $16,914
 9/30/1998                $25,894                  $17,210
10/31/1998                $27,151                  $18,763
11/30/1998                $28,935                  $19,876
12/31/1998                $31,299                  $20,844
 1/31/1999                $33,257                  $21,297
 2/28/1999                $32,138                  $20,727
 3/31/1999                $33,429                  $21,587
 4/30/1999                $33,957                  $22,435
 5/31/1999                $33,128                  $21,613
 6/30/1999                $35,291                  $22,618
 7/31/1999                $35,259                  $22,547
 8/31/1999                $35,399                  $22,503
 9/30/1999                $36,186                  $22,282
10/31/1999                $38,956                  $23,437
11/30/1999                $44,540                  $24,094
12/31/1999                $51,471                  $26,041
 1/31/2000                $50,856                  $24,547
 2/29/2000                $58,186                  $24,610
 3/31/2000                $57,237                  $26,308
 4/30/2000                $53,109                  $25,192
 5/31/2000                $49,692                  $24,552
 6/30/2000                $52,532                  $25,375
 7/31/2000                $51,409                  $24,658
 8/31/2000                $53,916                  $25,457
 9/30/2000                $49,756                  $24,100
10/31/2000                $47,858                  $23,694
11/30/2000                $43,604                  $22,252
12/31/2000                $43,405                  $22,609
 1/31/2001                $45,001                  $23,045
 2/28/2001                $39,414                  $21,094
03/31/2001                $36,104                  $19,705
 4/30/2001                $39,438                  $21,158
 5/31/2001                $39,086                  $20,882
06/30/2001                $37,548                  $20,225
 7/31/2001                $35,819                  $19,955
 8/31/2001                $33,243                  $18,994
 9/30/2001                $29,855                  $17,318
10/31/2001                $30,879                  $17,648
11/30/2001                $32,843                  $18,690
12/31/2001                $33,667                  $18,805
01/31/2002                $32,133                  $18,234
02/28/2002                $31,850                  $18,073
03/31/2002                $33,384                  $18,906
04/30/2002                $31,579                  $18,228
05/31/2002                $31,343                  $18,259
06/30/2002                $29,280                  $17,148
07/31/2002                $26,722                  $15,701
 8/31/2002                $27,006                  $15,728
 9/30/2002                $24,199                  $13,996
10/31/2002                $25,383                  $15,027
11/30/2002                $26,331                  $15,835
12/31/2002                $25,081                  $15,066
 1/31/2003                $23,949                  $14,607
 2/28/2003                $23,354                  $14,351
03/31/2003                $23,032                  $14,304
 4/30/2003                $24,760                  $15,571
 5/31/2003                $26,261                  $16,458
06/30/2003                $26,744                  $16,740
07/31/2003                $27,321                  $17,078
 8/31/2003                $27,657                  $17,445
09/30/2003                $27,537                  $17,550
10/31/2003                $29,123                  $18,590
11/30/2003                $29,435                  $18,871
12/31/2003                $31,098                  $20,053
 1/31/2004                $31,677                  $20,375
 2/29/2004                $32,122                  $20,716
 3/31/2004                $32,773                  $20,579
 4/30/2004                $31,002                  $20,157
 5/31/2004                $30,352                  $20,341
 6/30/2004                $30,102                  $20,759
 7/31/2004                $29,521                  $20,081
 8/31/2004                $29,122                  $20,169
 9/30/2004                $29,473                  $20,551
10/31/2004                $30,006                  $21,054
11/30/2004                $31,507                  $22,160
12/31/2004                $32,585                  $23,006


Average Annual Total Return - for the periods ended December 31, 2004
--------------------------------------------------------------------------------
                                       One        Five        Ten       Since
                                       Year       Year        Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Institutional
Shares                                 4.78%      (8.74)%    10.42%      11.02%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Service Shares             4.53%      (8.99)%    10.14%      10.72%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Service II Shares          4.50%      (8.99)%    10.13%      10.72%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World Index(SM)         14.72%      (2.45)%     8.09%       7.65%
--------------------------------------------------------------------------------
Lipper Ranking - Institutional
Shares based on total returns for
Variable Annuity Global Funds         67/69       42/47       3/19        3/13
--------------------------------------------------------------------------------
================================================================================

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

*     The Portfolio's inception date - September 13, 1993

Portfolio Expenses
--------------------------------------------------------------------------------
The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Institutional Shares             (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,082.50                     $3.30
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,021.97                     $3.20
--------------------------------------------------------------------------------------------------------------------------

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Service Shares                   (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,081.00                     $4.60
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,020.71                     $4.47
--------------------------------------------------------------------------------------------------------------------------

                                            Beginning Account Value    Ending Account Value    Expenses Paid During Period
Expense Example - Service II Shares                (7/1/04)                 (12/31/04)               (7/1/04-12/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                 $1,080.60                     $4.60
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                 $1,020.71                     $4.47
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.63% for Institutional Shares, 0.88% for Service Shares and 0.88% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective July 1, 2004 Laurence Chang is no longer the co-manager of Janus Aspen Worldwide Growth Portfolio. Jason Yee is the portfolio manager of the Portfolio and Gregory Kolb is the assistant portfolio manager.

For Service II Shares, a redemption fee may be imposed on shares held for 60 days or less.

There is no assurance that the investment process will consistently lead to successful investing.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.


                                        Janus Aspen Series  December 31, 2004  4

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Common Stock - 85.6%
Advertising Agencies - 0.9%
    1,908,762  Interpublic Group of Companies, Inc.* ............$   25,577,411
Advertising Services - 1.8%
    4,437,070  WPP Group PLC** ..................................    48,812,352
Apparel Manufacturers - 1.0%
    2,289,710  Burberry Group PLC** .............................    17,628,026
       46,901  Hermes International .............................     9,358,520
                                                                     26,986,546
Automotive - Cars and Light Trucks - 1.1%
    2,675,500  Nissan Motor Company, Ltd.** .....................    29,086,630
Automotive - Truck Parts and Equipment - Original - 0.3%
      187,316  Autoliv, Inc. (SDR) ..............................     8,963,567
Beverages - Wine and Spirits - 2.4%
    4,526,192  Diageo PLC** .....................................    64,565,515
Brewery - 4.8%
      807,239  Anheuser-Busch Companies, Inc. ...................    40,951,234
    1,801,599  Heineken N.V. ....................................    60,069,595
    2,901,000  Kirin Brewery Company, Ltd.** ....................    28,565,522
                                                                    129,586,351
Broadcast Services and Programming - 1.7%
      757,694  Grupo Televisa S.A. (ADR) ........................    45,840,487
Cable Television - 0.7%
      599,442  Comcast Corp. - Special Class A* .................    19,685,675
Chemicals - Specialty - 1.8%
       50,803  Givaudan S.A.** ..................................    33,463,589
      154,653  Syngenta A.G.*,** ................................    16,429,586
                                                                     49,893,175
Commercial Banks - 4.0%
      961,691  Anglo Irish Bank Corporation PLC .................    23,398,478
    2,602,000  DBS Group Holdings, Ltd.** .......................    25,662,950
        3,667  Mitsubishi Tokyo Financial Group, Inc.** .........    37,217,527
      277,834  UBS A.G.** .......................................    23,297,399
                                                                    109,576,354
Cosmetics and Toiletries - 0.6%
    1,143,000  Shiseido Company, Ltd.** .........................    16,553,255
Diversified Minerals - 1.2%
    1,121,441  Companhia Vale do Rio Doce (ADR)* ................    32,533,003
Diversified Operations - 5.7%
      269,686  Louis Vuitton Moet Hennessy S.A.# ................    20,656,243
    3,357,941  Smiths Group PLC** ...............................    52,993,635
    2,276,748  Tyco International, Ltd. (New York Shares) .......    81,370,974
                                                                    155,020,852
E-Commerce/Services - 4.8%
    4,741,400  IAC/InterActiveCorp*,# ...........................   130,957,468
Electronic Components - Miscellaneous - 2.2%
    1,644,815  Koninklijke (Royal) Philips Electronics N.V. .....    43,618,763
      572,965  Koninklijke (Royal) Philips Electronics N.V.
                (New York Shares) ...............................    15,183,573
                                                                     58,802,336
Electronic Design Automation - 0.5%
      678,308  Synopsys, Inc.* ..................................    13,308,403
Finance - Investment Bankers/Brokers - 5.7%
      925,022  Citigroup, Inc. ..................................    44,567,560
    2,839,177  JPMorgan Chase & Co. .............................   110,756,295
                                                                    155,323,855
Finance - Mortgage Loan Banker - 0.7%
    1,023,809  Housing Development Finance
                Corporation, Ltd. ...............................    18,043,250
Food - Catering - 0.9%
    5,079,901  Compass Group PLC** ..............................    24,016,534
Food - Diversified - 4.4%
    1,704,719  Cadbury Schweppes PLC** ..........................    15,873,525
      486,957  Kraft Foods, Inc. - Class A# .....................    17,340,539
      216,881  Nestle S.A.** ....................................    56,742,676
      432,610  Unilever N.V. ....................................    29,007,259
                                                                    118,963,999
Health Care Cost Containment - 1.5%
    1,289,280  McKesson Corp. ...................................    40,560,749
Insurance Brokers - 1.3%
      868,925  Willis Group Holdings, Ltd. ......................    35,773,642
Medical - Drugs - 4.0%
    1,373,164  GlaxoSmithKline PLC** ............................    32,216,062
      380,602  Roche Holding A.G.** .............................    43,813,914
      656,900  Takeda Pharmaceutical Company, Ltd.** ............    33,078,989
                                                                    109,108,965
Medical - HMO - 2.2%
      693,780  UnitedHealth Group, Inc. .........................    61,073,453
Medical - Hospitals - 0.6%
      679,838  Health Management Associates, Inc. - Class A# ....    15,445,919
Money Center Banks - 1.5%
    4,917,083  ICICI Bank, Ltd. .................................    41,937,164
Multimedia - 6.2%
      425,383  News Corporation, Inc. - Class A .................     7,937,647
      432,395  News Corporation, Inc. - Class B# ................     8,301,984
    2,008,531  Time Warner, Inc.* ...............................    39,045,843
    1,092,243  Vivendi Universal S.A.*,# ........................    34,873,964
    2,890,232  Walt Disney Co.# .................................    80,348,449
                                                                    170,507,887
Oil Companies - Integrated - 1.2%
      149,580  Total S.A. - Class B# ............................    32,672,956
Petrochemicals - 1.1%
    2,511,666  Reliance Industries, Ltd. ........................    30,842,588
Property and Casualty Insurance - 4.7%
        4,868  Millea Holdings, Inc.** ..........................    72,210,014
    3,025,000  Mitsui Sumitomo Insurance Company, Ltd.** ........    26,273,543
    2,865,000  Sompo Japan Insurance, Inc.** ....................    29,189,616
                                                                    127,673,173
Publishing - Books - 2.0%
    5,955,647  Reed Elsevier PLC** ..............................    54,941,584
Reinsurance - 1.5%
       14,232  Berkshire Hathaway, Inc. - Class B* ..............    41,785,152
Retail - Discount - 0.4%
    3,251,852  Wal-Mart de Mexico S.A. de C.V. ..................    11,173,045

See Notes to Schedule of Investments and Financial Statements.


5  Janus Aspen Series  December 31, 2004

Schedule of Investments
As of December 31, 2004

Shares or Principal Amount                                             Value
================================================================================
Soap and Cleaning Preparations - 1.1%
      951,344  Reckitt Benckiser PLC** ..........................$   28,748,894
Telephone - Integrated - 1.3%
        8,173  Nippon Telegraph & Telephone Corp.** .............    36,689,568
Television - 5.5%
   14,020,261  British Sky Broadcasting Group PLC** .............   151,276,424
Toys - 2.3%
    1,613,028  Mattel, Inc.# ....................................    31,437,916
      253,100  Nintendo Company, Ltd.** .........................    31,788,787
                                                                     63,226,703
--------------------------------------------------------------------------------
Total Common Stock (cost $1,970,433,081) ........................ 2,335,534,884
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Soap and Cleaning Preparations - 0.4%
      113,892  Henkel KGaA (cost $9,229,056) ....................     9,899,945
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.1%
               Fannie Mae:
 $ 50,000,000   2.08%, 1/12/05 ..................................    49,968,222
   50,000,000   2.08%, 1/13/05 ..................................    49,965,333
               Federal Home Loan Bank System:
   50,000,000   1.90%, 1/25/05 ..................................    49,936,667
   75,000,000   1.91%, 1/26/05 ..................................    74,900,522
   25,000,000   1.92%, 2/14/05 ..................................    24,941,333
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $249,712,077) ....   249,712,077
--------------------------------------------------------------------------------
Other Securities - 4.2%
  114,725,692  State Street Navigator Securities Lending
                Prime Portfolio+ (cost $114,725,692) ............   114,725,692
--------------------------------------------------------------------------------
Time Deposits - 7.3%
               Societe Generale, ETD
  138,100,000   2.00%, 1/3/05 ...................................   138,100,000
               SunTrust Banks, Inc., ETD
   60,000,000   2.00%, 1/3/05 ...................................    60,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $198,100,000) .........................   198,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,542,199,906) - 106.6% .......... 2,907,972,598
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.6)%..  (180,042,430)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$2,727,930,168
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                    Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                           $  117,144,616                           4.0%
Brazil                                32,533,003                           1.1%
France                                97,561,683                           3.4%
Germany                                9,899,945                           0.3%
India                                 90,823,002                           3.1%
Ireland                               23,398,478                           0.8%
Japan                                340,653,451                          11.7%
Mexico                                57,013,532                           2.0%
Netherlands                          147,879,190                           5.1%
Singapore                             25,662,950                           0.9%
Switzerland                          173,747,164                           6.0%
United Kingdom                       491,072,551                          16.9%
United States++                    1,300,583,033                          44.7%
--------------------------------------------------------------------------------
Total                             $2,907,972,598                         100.0%

++Includes Short-Term Securities and Other Securities (25.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                   Currency           Currency       Unrealized
Settlement Date                   Units Sold    Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05             14,000,000       $ 26,708,628    $ (2,047,628)
British Pound 5/20/05             81,000,000        154,257,825      (5,396,025)
Japanese Yen 3/4/05            4,630,000,000         45,391,712      (2,208,432)
Japanese Yen 4/15/05           3,250,000,000         31,963,755        (832,484)
Singapore Dollar 5/20/05          25,150,000         15,483,804        (117,603)
Swiss Franc 4/15/05               96,500,000         85,356,936      (7,361,518)
--------------------------------------------------------------------------------
Total                                              $359,162,660    $(17,963,690)

See Notes to Schedule of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2004  6

Statement of Assets and Liabilities

                                                                    Janus Aspen
                                                                     Worldwide
As of December 31, 2004                                                Growth
(all numbers in thousands except net asset value per share)          Portfolio
--------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                            $ 2,542,200
  Investments at value(1)                                           $ 2,907,973
    Cash                                                                  2,054
    Cash denominated in foreign currencies (cost $2,565)                  2,592
    Receivables:
      Investments sold                                                      491
      Portfolio shares sold                                                 202
      Dividends                                                           2,673
      Interest                                                               24
    Other assets                                                             54
--------------------------------------------------------------------------------
Total Assets                                                          2,916,063
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Collateral for securities loaned (Note 1)                           114,726
    Investments purchased                                                14,638
    Portfolio shares repurchased                                         38,961
    Advisory fees                                                         1,436
    Transfer agent fees and expenses                                         27
    Distribution fees - Service Shares                                       49
    Distribution fees - Service II Shares                                    --
  Accrued expenses                                                          332
Forward currency contracts                                               17,964
--------------------------------------------------------------------------------
Total Liabilities                                                       188,133
Net Assets                                                          $ 2,727,930
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $ 4,455,249
  Undistributed net investment income/(loss)*                             1,034
  Undistributed net realized gain/(loss) from investments
   and foreign currency transactions*                                (2,076,262)
  Unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                    347,909
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 2,727,930
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                                   $ 2,491,921
  Shares Outstanding, $0.001 Par Value
  (unlimited shares authorized)                                          93,056
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $     26.78
--------------------------------------------------------------------------------
Net Assets - Service Shares                                         $   235,999
  Shares Outstanding, $0.001 Par Value
  (unlimited shares authorized)                                           8,866
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $     26.62
--------------------------------------------------------------------------------
Net Assets - Service II Shares**                                    $     9,604
  Shares Outstanding, $0.001 Par Value
  (unlimited shares authorized)**                                           360
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $     26.70
--------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
** Net Assets - Service II Shares and Shares Outstanding are not in thousands.
(1) Investments at cost and value include $110,795,753 of securities loaned for Janus Aspen Worldwide Growth Portfolio (Note 1).

See Notes to Financial Statements.


7  Janus Aspen Series  December 31, 2004

Statement of Operations

                                                                   Janus Aspen
                                                                    Worldwide
For the fiscal year ended December 31, 2004                           Growth
(all numbers in thousands)                                          Portfolio
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $   4,529
  Securities lending income                                               617
  Dividends                                                            57,019
  Foreign tax withheld                                                 (5,066)
--------------------------------------------------------------------------------
Total Investment Income                                                57,099
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                        21,736
  Transfer agent fees and expenses                                          3
  Registration fees                                                        32
  Custodian fees                                                          743
  Audit fees                                                               30
  Trustees' fees and expenses                                              70
  Distribution fees - Service Shares                                      581
  Distribution fees - Service II Shares                                    --
  Other expenses                                                          196
  Non-recurring costs (Note 2)                                             49
  Costs assumed by Janus Capital Management LLC (Note 2)                  (49)
--------------------------------------------------------------------------------
Total Expenses                                                         23,391
Expense and Fee Offsets                                                   (41)
Net Expenses                                                           23,350
Net Investment Income/(Loss)                                           33,749
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               487,930(1)
  Net realized gain/(loss) from foreign currency transactions         (13,474)
  Change in unrealized net appreciation/(depreciation) of
   investments and foreign currency translations                     (380,872)
  Payment by affiliate (Note 2)                                            11
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 93,595
Net Increase/(Decrease) in Net Assets Resulting from Operations     $ 127,344
--------------------------------------------------------------------------------

(1) Includes $47,349,349 of realized gains resulting from a redemption "in kind" during the fiscal year ended December 31, 2004 for the Janus Aspen Worldwide Growth Portfolio

See Notes to Financial Statements.


                                        Janus Aspen Series  December 31, 2004  8

Statement of Changes in Net Assets

                                                                            Janus Aspen
                                                                          Worldwide Growth
For the fiscal year ended December 31                                        Portfolio
(all numbers in thousands)                                              2004            2003(1)
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $    33,749      $    41,191
  Net realized gain/(loss) from investment
   and foreign currency transactions                                    474,456         (157,266)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                    (380,872)         964,167
  Payment by affiliate (Note 2)                                              11               26
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         127,344          848,118
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                (28,773)         (40,367)
    Service Shares                                                       (2,115)          (1,749)
    Service II Shares                                                        --               --
  Net realized gain from investment transactions*
    Institutional Shares                                                     --               --
    Service Shares                                                           --               --
    Service II Shares                                                        --               --
  Return of Capital*
    Institutional Shares                                                     --             (310)
    Service Shares                                                           --              (17)
    Service II Shares                                                        --               --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (30,888)         (42,443)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                118,989        1,017,029
    Service Shares                                                       53,886          320,795
    Service II Shares                                                        --               --
  Redemption fees
    Service II Shares                                                        --               --
  Reinvested dividends and distributions
    Institutional Shares                                                 28,773           40,677
    Service Shares                                                        2,115            1,766
    Service II Shares                                                        --               --
  Shares repurchased(2)
    Institutional Shares                                             (1,488,531)      (1,797,311)
    Service Shares                                                      (64,520)        (323,329)
    Service II Shares                                                        --               --
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (1,349,288)        (740,373)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (1,252,832)          65,302
Net Assets:
  Beginning of period                                                 3,980,762        3,915,460
-------------------------------------------------------------------------------------------------
End of period                                                       $ 2,727,930      $ 3,980,762
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                         $     1,034      $         8
-------------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
(1) Certain prior amounts have been reclassified to conform to current year presentation.
(2) During the fiscal year ended December 31, 2004 and December 31, 2003, the Janus Aspen Worldwide Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $451,205,388 and $96,993,577 respectively on the date of redemption.

See Notes to Financial Statements.


9  Janus Aspen Series  December 31, 2004

Financial Highlights

Institutional Shares
For a share outstanding during the                                            Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31                                       2004         2003(1)        2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $25.82        $21.05        $28.54        $36.98        $47.75
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         .28           .23           .23           .24           .11
  Net gain/(loss) on securities (both realized and unrealized)         .94          4.79         (7.50)        (8.53)        (7.03)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      1.22          5.02         (7.27)        (8.29)        (6.92)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             (.26)         (.25)         (.22)         (.15)         (.19)
  Distributions (from capital gains)*                                   --            --            --            --         (3.52)
  Tax return of capital*                                                --            --(2)         --            --          (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (.26)         (.25)         (.22)         (.15)        (3.85)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $26.78        $25.82        $21.05        $28.54        $36.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                          4.78%(3)     23.99%       (25.50)%      (22.44)%      (15.67)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                        $2,491,921    $3,743,762    $3,722,823    $5,707,728    $7,704,163
Average Net Assets for the Period (in thousands)                $3,232,578    $3,672,695    $4,703,406    $6,387,010    $8,255,166
Ratio of Gross Expenses to Average Net Assets(4)                      0.66%         0.71%         0.70%         0.69%         0.69%
Ratio of Net Expenses to Average Net Assets                           0.66%         0.71%         0.70%         0.69%         0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets           0.99%         1.08%         0.88%         0.78%         0.52%
Portfolio Turnover Rate                                                120%          126%           73%           82%           66%

Service Shares
For a share outstanding during the                                             Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31                                          2004        2003(5)        2002          2001        2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $25.70        $20.95        $28.38        $36.77        $47.49
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         .17           .17           .14           .17          (.07)
  Net gain/(loss) on securities (both
        realized and unrealized)                                       .99          4.77         (7.43)        (8.48)        (6.97)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      1.16        4.94           (7.29)        (8.31)        (7.04)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             (.24)         (.19)         (.14)         (.08)         (.02)
  Distributions (from capital gains)*                                   --            --            --            --         (3.52)
  Tax return of capital*                                                --            --(2)         --            --          (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (.24)         (.19)         (.14)         (.08)        (3.68)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $26.62        $25.70        $20.95        $28.38        $36.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                          4.53%(2)     23.68%       (25.71)%      (22.62)%      (15.99)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $235,999      $236,991      $192,629      $171,392       $71,757
Average Net Assets for the Period (in thousands)                  $232,280      $207,451      $188,639      $119,429       $22,158
Ratio of Gross Expenses to Average Net Assets(4)                      0.91%         0.96%         0.95%         0.94%         0.95%
Ratio of Net Expenses to Average Net Assets                           0.91%         0.96%         0.95%         0.94%         0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets           0.74%         0.80%         0.64%         0.47%         0.29%
Portfolio Turnover Rate                                                120%          126%           73%           82%           66%

*     See Note 3 in Notes to Financial Statements.
(1) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).
(2) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.
(3) In 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%
(4) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).

See Notes to Financial Statements.


                                       Janus Aspen Series  December 31, 2004  10

Service II Shares                                                          Janus Aspen
For a share outstanding during the                                  Worldwide Growth Portfolio
fiscal year ended December 31                                      2004          2003       2002
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $25.79        $21.02     $28.49
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .17           .17        .15
  Net gain/(loss) on securities (both realized and unrealized)       .98          4.79      (7.47)
--------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.15          4.96      (7.32)
--------------------------------------------------------------------------------------------------
Distributions and Other:
  Dividends (from net investment income)*                           (.24)         (.19)      (.15)
  Distributions (from capital gains)*                                 --            --         --
  Tax return of capital*                                              --            --(1)      --
  Redemption fees                                                     --            --         --
--------------------------------------------------------------------------------------------------
Total Distributions and Other                                       (.24)         (.19)      (.15)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $26.70        $25.79     $21.02
--------------------------------------------------------------------------------------------------
Total Return                                                        4.50%        23.70%    (25.71)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $10            $9         $7
Average Net Assets for the Period (in thousands)                      $9            $8         $9
Ratio of Gross Expenses to Average Net Assets(2)                    0.91%         0.96%      0.95%
Ratio of Net Expenses to Average Net Assets                         0.91%         0.96%      0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets         0.74%         0.80%      0.64%
Portfolio Turnover Rate                                              120%          126%        73%

*     See Note 3 in Notes to Financial Statements.
(1) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.
(2) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


11  Janus Aspen Series  December 31, 2004

Notes to Schedule of Investments

Morgan Stanley Capital          Is a market capitalization weighted index
International World Index(SM)   composed of companies representative of the
                                market structure of 23 Developed Market
                                countries in North America, Europe and the Asia/Pacific Region.

ADR                             American Depositary Receipt

ETD                             Euro Time Deposit

New York Shares                 Securities of foreign companies trading on the
                                New York Stock Exchange

PLC                             Public Limited Company

SDR                             Swedish Depositary Receipt

*     Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.
# Loaned security, a portion or all of the security is on loan at December 31, 2004.
+ The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and /or securities lending arrangements as of December 31, 2004 are noted below.

Portfolio                                                        Aggregate Value
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                           $1,145,861,808
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  12

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days are valued at amortized cost of 2005, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (Eastern Time). It is anticipated that sometime during the first calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to the Portfolio.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio's Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Such loans will only be made if Janus Capital Management LLC ("Janus Capital") believes the benefit from granting such loans justifies the risk.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of


13 Janus Aspen Series December 31, 2004 cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2004, the Portfolio had on loan securities as indicated:

                                                                   Value at
Portfolio                                                     December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                           $110,795,753
--------------------------------------------------------------------------------

As of December 31, 2004, the Portfolio received cash collateral in accordance with securities lending activity as indicated:

                                                             Cash Collateral at
Portfolio                                                     December 31, 2004
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                           $114,725,692
--------------------------------------------------------------------------------

As of December 31, 2004, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2004, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


                                       Janus Aspen Series  December 31, 2004  14

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral sufficient to cover the purchase price. As of December 31, 2004, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). The Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security which the Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%. Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of the Portfolio's advisory fee from 0.65% to 0.60%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolio.

During the fiscal year ended December 31, 2004, Janus Capital reimbursed the Portfolio $10,900 for Institutional Shares and $307 for Service Shares, as a result of a loss due to a corrected portfolio holding.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. The redemption fee is


15 Janus Aspen Series December 31, 2004 designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in-Capital. No redemption fees were received by the Portfolio -Service II Shares during the fiscal year ended December 31, 2004.

For the fiscal year ended December 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Additionally, prior to June 2004, the Portfolio's expenses may have been reduced by voluntary brokerage credits from affiliated or unaffiliated brokers. Subsequent to June 2004, the Portfolio is no longer entitled to brokerage credits. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce Transfer Agent Fees and Expenses. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to Janus Services for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. served to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period January 1, 2004 through June 16, 2004 are noted below.

                                          DST Securities, Inc.    Portfolio Expense     DST Systems
Portfolio                                   Commissions Paid          Reduction            Costs
---------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio            $2,785                $2,089             $2,979
---------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  16

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                               Undistributed    Undistributed                    Post      Other Book      Net Tax
                                  Ordinary        Long-Term    Accumulated      October      to Tax      Appreciation/
Portfolio                          Income           Gains     Capital Losses    Deferral   Differences   (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth     $1,033,183          $--     $(2,086,695,392)     $--       $(35,864)     $358,379,261
  Portfolio
-----------------------------------------------------------------------------------------------------------------------

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration
Schedule
For the year ended December 31, 2004

Portfolio                                         December 31, 2009     December 31, 2010     December 31, 2011
---------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio              $(844,045,875)        $(989,588,014)        $(253,061,503)
---------------------------------------------------------------------------------------------------------------

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio                                       Capital Loss Carryover Utilized
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                             $394,858,280
--------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                      Federal Tax          Unrealized            Unrealized
Portfolio                                                Cost             Appreciation         (Depreciation)
-------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio              $2,549,593,337        $385,369,955          $(26,990,694)
-------------------------------------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.


17  Janus Aspen Series  December 31, 2004

                                                                   Distributions
For the fiscal year ended December 31, 2004   ------------------------------------------------
                                              From Ordinary    From Long-Term    Tax Return of    Net Investment
Portfolio                                         Income        Capital Gains      Capital            Loss
----------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio         $30,888,334            $--            $--             $--
----------------------------------------------------------------------------------------------------------------

                                                                   Distributions
For the fiscal year ended December 31, 2003   ------------------------------------------------
                                              From Ordinary    From Long-Term    Tax Return of    Net Investment
Portfolio                                         Income        Capital Gains      Capital            Loss
----------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio         $42,115,952            $--            $327,035        $--
----------------------------------------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

                                                                      Janus Aspen
                                                                    Worldwide Growth
For the fiscal year ended December 31                                   Portfolio
(all numbers in thousands)                                         2004          2003
--------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                      4,614        47,212
  Reinvested dividends and distributions                           1,120         1,765
  Shares Repurchased                                             (57,696)      (80,830)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions            (51,962)      (31,853)
--------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                          145,018       176,871
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 93,056       145,018
--------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares
  Shares sold                                                      2,101        15,173
  Reinvested dividends and distributions                              82            77
  Shares Repurchased                                              (2,539)      (15,223)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions               (356)           27
--------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                            9,222         9,195
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                  8,866         9,222
--------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                         --            --
  Reinvested dividends and distributions                               4             3
  Shares Repurchased                                                  --            --
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions                  4             3
--------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                              356           353
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    360           356
--------------------------------------------------------------------------------------

(1)   Transaction in Portfolio Shares - Service II Shares are not in thousands.


                                       Janus Aspen Series  December 31, 2004  18

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the fiscal year ended December 31, 2004
                                                                                    Purchase of Long-       Proceeds from Sales
                                              Purchase of   Proceeds from Sales    Term U.S. Government       of Long-Term U.S.
Portfolio                                     Securities       of Securities           Obligations         Government Obligations
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio      $3,780,798,619    $5,352,049,559               $--                       $--
---------------------------------------------------------------------------------------------------------------------------------

6. SUBSEQUENT EVENT

On July 29, 2004, Janus Capital Group Inc. announced that a client of Janus Capital intends to redeem funds totaling approximately $4.7 billion. The majority of the assets to be redeemed are in the Institutional Share class of the Trust. As of December 31, 2004, 14% of the Portfolio participated in a redemption "in kind" with the client. It is anticipated during April 2005, an additional 27% will be redeemed by the client. Janus Capital is working with the client to transfer the redeeming assets "in kind" to assist the Portfolio's manager in limiting the disruption to the Portfolio.

7. RESTATEMENT

Janus Aspen Worldwide Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

                                                                       As Previously
                                                                          Reported              Adjustment        As Restated
-----------------------------------------------------------------------------------------------------------------------------
Institutional Shares
 Net investment income/(loss) per share                                     $0.86                 $(0.63)           $0.23
 Net gain/(loss) on securities (both realized and unrealized) per share     $4.16                 $ 0.63            $4.79
 Ratio of Net Investment Income/(Loss) to Average Net Assets                 3.55%                 (2.47)%           1.08%
Service Shares
 Net investment income/(loss) per share                                     $0.31                 $(0.14)           $0.17
 Net gain/(loss) on securities (both realized and unrealized) per share     $4.63                 $ 0.14            $4.77
 Ratio of Net Investment Income/(Loss) to Average Net Assets                 1.44%                 (0.64)%           0.80%


19  Janus Aspen Series  December 31, 2004

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                       Janus Aspen Series  December 31, 2004  20

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 7 to the financial statements, the Portfolio has restated certain per share and ratio information presented in the financial highlight tables for the year ended December 31, 2003.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 11, 2005


21  Janus Aspen Series  December 31, 2004

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
(iii) is available without charge, upon request, by calling Janus at:
1-800-525-0020 (toll free).


                                       Janus Aspen Series  December 31, 2004  22

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one widely used market index through December 31, 2004. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2004. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.


23  Janus Aspen Series  December 31, 2004

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                       Janus Aspen Series  December 31, 2004  24

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2004:

Dividends Received Deduction Percentage

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                                      21%
--------------------------------------------------------------------------------

Foreign Taxes Paid and Foreign Source Income

Portfolio                                     Foreign Taxes Paid     Foreign Source Income
------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio             $5,039,721             $50,173,685
------------------------------------------------------------------------------------------


25  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of the report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund, Janus Adviser Series and Janus Adviser.

Trustees
                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held   Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Portfolio   Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Dennis B. Mullen       Chairman         3/04-Present  Private Investor.                     61              Director, Red Robin
151 Detroit Street                                                                                          Gourmet Burgers, Inc.
Denver, CO 80206       Trustee          9/93-Present
Age 61

William F. McCalpin    Trustee          6/02-Present  Executive Vice President and Chief    59              Founding Director and
151 Detroit Street                                    Operating Officer of the Rockefeller                  Board Chair, Solar
Denver, CO 80206                                      Brothers Fund (a private family                       Development
Age 47                                                foundation).                                          Foundation; Trustee
                                                                                                            and Vice President,
                                                                                                            Asian Cultural Council.

John W. McCarter, Jr.  Trustee          6/02-Present  President and Chief Executive         59              Chairman of the Board
151 Detroit Street                                    Officer of The Field Museum of                        and Director,
Denver, CO 80206                                      Natural History.                                      Divergence LLC;
Age 66                                                                                                      Director of A.M. Castle
                                                                                                            & Co., and W.W.
                                                                                                            Grainger, Inc.; Trustee
                                                                                                            of Harris Insight Funds
                                                                                                            Trust (19 portfolios),
                                                                                                            WTTW (Chicago
                                                                                                            public television
                                                                                                            station), the
                                                                                                            University of Chicago
                                                                                                            and Chicago Public
                                                                                                            Education Fund.
------------------------------------------------------------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2004  26

Trustees and Officers (unaudited)

                                                                                            Number of
                                                                                            Portfolios in
                                                                                            Fund Complex
                       Positions Held   Length of     Principal Occupations                 Overseen        Other Directorships
Name, Age and Address  with Portfolio   Time Served   During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)

James T. Rothe         Trustee          9/93-Present  Professor Emeritus of Business,       61              Co-founder and
151 Detroit Street                                    University of Colorado.                               Managing Director,
Denver, CO 80206                                      Formerly, Professor of Business,                      Roaring Fork Capital
Age 61                                                University of Colorado, Colorado                      Partners (private equity
                                                      Springs, CO (1986-2004),                              firm); Director, Red
                                                      Distinguished Visiting Professor of                   Robin Gourmet
                                                      Business (2001-2002), Thunderbird                     Burgers, Inc.
                                                      (American Graduate School of
                                                      International Management), Phoenix,
                                                      AZ; and Principal (1988-1999) of
                                                      Phillips-Smith Retail Group,
                                                      Addison, TX (a venture capital firm).

William D. Stewart     Trustee          9/93-Present  Corporate Vice President and          59              N/A
151 Detroit Street                                    General Manager of MKS
Denver, CO 80206                                      Instruments - HPS Products,
Age 60                                                Boulder, CO (a manufacturer of
                                                      vacuum fittings and valves).

Martin H. Waldinger    Trustee          9/93-Present  Consultant.                           59              N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*      Trustee          5/93-Present  Formerly, President (1978-2002)       61              N/A
151 Detroit Street                                    and Chief Executive Officer (1994-
Denver, CO 80206                                      2002) of Janus Capital or Janus
Age 67                                                Capital Corporation; President and
                                                      Director (1994-2002) of the Janus
                                                      Foundation; Chairman and Director
                                                      (1978-2002) of Janus Capital
                                                      Corporation and Director (1997-
                                                      2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


27  Janus Aspen Series  December 31, 2004

Trustees and Officers (unaudited)

Officers

                                                                 Term of Office* and      Principal Occupations
Name, Age and Address   Positions Held with Portfolio            Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jason P. Yee            Executive Vice President and Portfolio   3/01-Present             Vice President of Janus Capital and
151 Detroit Street      Manager Worldwide Growth Portfolio                                Portfolio Manager for other Janus
Denver, CO 80206                                                                          accounts. Formerly, Portfolio Manager
Age 35                                                                                    and Managing Director (1996-2000)
                                                                                          for Bee & Associates and Analyst
                                                                                          (2000-2001) for Janus Capital
                                                                                          Corporation.

Heidi W. Hardin         Vice President                           4/00-Present             Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                                          Services LLC. Formerly, Vice President
Age 37                                                                                    and Senior Legal Counsel (1995-1999)
                                                                                          for Stein Roe & Farnham, Inc.

Bonnie M. Howe          Vice President                           12/99-Present            Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                                          Distributors LLC and Janus Services LLC.
Age 39                                                                                    Formerly, Assistant Vice President
                                                                                          (1997-1999) and Associate Counsel
                                                                                          (1995-1999) for Janus Capital
                                                                                          Corporation and Assistant Vice
                                                                                          President (1998-2000) for Janus
                                                                                          Service Corporation.

Kelley Abbott Howes     General Counsel                          4/04-Present             Senior Vice President and General
151 Detroit Street                                                                        Counsel of Janus Capital; Senior Vice
Denver, CO 80206        Vice President and Secretary             12/99-Present            President and Assistant General Counsel
Age 39                                                                                    of Janus Services LLC; Vice President
                                                                                          and Assistant General Counsel of
                                                                                          Distributors LLC. Formerly, Vice
                                                                                          Janus President of Domestic Funds of
                                                                                          Janus Capital (2000-2004); Assistant
                                                                                          General Counsel of Janus Capital
                                                                                          (1999-2004); Assistant Vice President
                                                                                          (1997-1999) of Janus Capital
                                                                                          Corporation; Chief Compliance Officer,
                                                                                          Director and President (1997-1999) of
                                                                                          Janus Distributors, Inc.; and Assistant
                                                                                          Vice President (1998-2000) of Janus
                                                                                          Service Corporation.

David R. Kowalski       Vice President and Chief                 6/02-Present             Vice President and Chief Compliance
151 Detroit Street      Compliance Officer                                                Officer of Janus Capital, Janus
Denver, CO 80206                                                                          Distributors LLC and Janus Services
Age 47                                                                                    LLC; Chief Compliance Officer of Bay
                                                                                          Isle Financial LLC and Enhanced
                                                                                          Investment Technologies LLC.
                                                                                          Formerly, Assistant Vice President of
                                                                                          Janus Services LLC (2002-2004);
                                                                                          Senior Vice President and Director
                                                                                          (1985-2000) of Mutual Fund
                                                                                          Compliance for Van Kampen Funds.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.


                                       Janus Aspen Series  December 31, 2004  28

Trustees and Officers (unaudited)

                                                                   Term of Office* and    Principal Occupations
Name, Age and Address  Positions Held with Portfolio               Length of Time Served  During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller       President and Chief Executive Officer       11/03-Present          Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital Group
Denver, CO 80206                                                                          Inc. and Janus Capital; President of Janus
Age 53                                                                                    Distributors LLC and Janus Capital
                                                                                          International LLC; Executive Vice
                                                                                          President of Janus Services LLC;
                                                                                          President and Director of Janus
                                                                                          Management Holdings Corporation;
                                                                                          Chief Operating Officer and President
                                                                                          of Capital Group Partners, Inc; and
                                                                                          Director of Janus World Funds and
                                                                                          Janus Capital Trust Manager Limited.
                                                                                          Formerly, President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).

Stephanie Queisert     Assistant Treasurer**                       3/03-Present           Director of Financial Reporting for
151 Detroit Street                                                                        Janus Capital. Formerly, Manager
Denver, CO 80206                                                                          (2001-2003) of Financial Reporting
Age 32                                                                                    for Janus Capital or Janus Capital
                                                                                          Corporation and Supervisor
                                                                                          (1999-2000) of Financial Reporting
                                                                                          for Janus Capital Corporation.

Loren M. Starr         Vice President and Chief Financial Officer  11/03-Present          Senior Vice President and Chief
151 Detroit Street                                                                        Financial Officer of Janus Capital,
Denver, CO 80206       President and Chief Executive Officer       9/02-11/03             Janus Capital Group Inc. and Janus
Age 43                                                                                    Services LLC; Vice President and Chief
                                                                                          Financial Officer of Janus Distributors
                                                                                          LLC, Janus Management Holdings
                                                                                          Corporation and Janus Institutional
                                                                                          Services LLC; Vice President, Treasurer,
                                                                                          Chief Financial Officer and Director of
                                                                                          Janus International Limited; Director of
                                                                                          Janus Holdings Corporation and Janus
                                                                                          International Holdings LLC; and Board
                                                                                          member of Janus Global Funds SPC.
                                                                                          Formerly, Director of Janus Capital
                                                                                          Trust Manager Limited (2001-2004),
                                                                                          Janus World Principal Protected Funds
                                                                                          (2002-2004), Janus International
                                                                                          (Asia) Limited (2002-2004) and Janus
                                                                                          World Funds (2001-2004); Vice
                                                                                          President, Treasurer, and Chief
                                                                                          Financial Officer of Enhanced
                                                                                          Investment Technologies, LLC (2003-
                                                                                          2004); Vice President and Chief
                                                                                          Financial Officer of Janus Capital
                                                                                          International (2002-2003);
                                                                                          Interim Director of Janus Capital
                                                                                          (2002-2003); Vice President of
                                                                                          Finance, Treasurer, Chief Financial
                                                                                          Officer (2001-2002) and Director
                                                                                          (2002) for Janus International Holding,
                                                                                          Inc.; and Managing Director, Treasurer
                                                                                          and Head of Corporate Finance and
                                                                                          Reporting (1998-2001) for Putnam
                                                                                          Investments.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers are elected annually by the Trustees for a one-year term.
** Due to the resignation of the Trust's Treasurer and Principal Accounting Officer, effective November 2004, in accordance with the Trust's bylaws, Ms. Queisert, Assistant Treasurer, is performing the duties of Treasurer and Principal Accounting Officer of the Trust until such time as the Trustees elect a replacement.


29  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  30

Notes









31  Janus Aspen Series  December 31, 2004

Notes









                                       Janus Aspen Series  December 31, 2004  32

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

                  [LOGO] JANUS   |   151 Detroit Street
                                 |   Denver, CO 80206
                                 |   1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Portfolio distributed by Janus Distributors LLC (1/05)

C-0105-274                                                      109-02-703 02-05
---------------------------

Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Aspen Series' Board of Trustees has determined that the following members of Janus Aspen Series' Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR:
          John. W. McCarter, Jr. (Chairman), William D. Stewart and Dennis B. Mullen who are all "independent" under the standards set forth in
          Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

          The following table shows the amount of fees that PricewaterhouseCoopers LLP ("Auditor"), Janus Aspen Series' (the "Fund") auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with Auditor entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
          December 31               Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2004                                  $237,100                $0                     $57,695                $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                0%                0%                          0%                0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                    $245,100              $0                     $58,656                $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 N/A                 N/A                   N/A                N/A
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

     The above "Audit Fees" were billed for amounts related to the audit of the Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.



             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

     The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                               All Other Fees
                                   Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Affiliated Fund        Affiliated Fund        Fund Service
          December 31             Service Providers      Service Providers        Providers
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2004                                    $112,250             $38,435                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                  0%                  0%                  0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2003                                    $231,395             $23,215                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 N/A                 N/A                 N/A
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------


     The above "Audit-Related Fees" were billed for amounts related to the due diligence related to mergers and acquisitions and semi-annual financial statement disclosure review. The above "Tax Fees" were billed for amounts related to tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.


                               Non-Audit Services

     The following table shows the amount of fees that Auditor billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit
                                                      Providers(engagements        Fees billed to
                                                      related directly to the       Adviser and
                                      Total                operations and          Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund       the Fund)             (all other engagements)      Total of (A), (B)
         December 31                   (A)                  (B)                       (C)                   and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2004                                    $0                  $84,000                   $0                        $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003                                    $0                  $119,000                  $0                        $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.


                             Pre-Approval Policies

     The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.


Item 5 -  Audit Committee of Listed Registrants
          Not applicable.

Item 6 -  Schedule of Investments
          Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
          Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
          Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders
          There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.


Item 11 - Controls and Procedures

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

        (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12 - Exhibits

        (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

        (a)(2) Separate certifications for the Registrant's Principal
               Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

        (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Aspen Series

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date: February 25, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date:  February 25, 2005

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  February 25, 2005